AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1997

                                                              File Nos. 33-63238
                                                                        811-7742

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No.
                         Post-Effective Amendment No. 17
                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 18

                        (Check appropriate box or boxes.)

                           VOYAGEUR MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

        90 SOUTH SEVENTH STREET, SUITE 4400, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 376-7000
              (Registrant's Telephone Number, including Area Code)

                                 THOMAS J. ABOOD
        90 SOUTH SEVENTH STREET, SUITE 4400, MINNEAPOLIS, MINNESOTA 55402
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Michael J. Radmer, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):

      ___    immediately upon filing pursuant to paragraph (b) of Rule 485
      _X_    on April 28, 1997 pursuant to paragraph (b) of Rule 485
      ___    60 days after filing pursuant to paragraph (a)(1) of Rule 485
      ___    on (specify date) pursuant to paragraph (a)(1) of Rule 485
      ___    75 days after filing pursuant to paragraph (a)(2) of Rule 485
      ___    on (specify date) pursuant to paragraph (a)(2) of Rule 485

The Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice was filed by the Registrant on or about February 28, 1997.




              CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

  Item No.
of Form N-1A  Caption in Prospectus
------------  ---------------------


      1       Cover Page

      2       Fees and Expenses

      3       Financial Highlights

      4 The Funds; Investment Objectives and Policies; Investment Restrictions; General Information

      5       Management; General Information

      6       Distributions to Shareholders and Taxes; General Information

      7 How to Purchase Shares; Management; Determination of Net Asset Value; Exchange Privilege

      8       How to Sell Shares; Reinstatement Privilege

      9       Not Applicable

              Caption in Statement of Additional Information
              ----------------------------------------------

     10       Cover Page

     11       Table of Contents

     12       Not Applicable

     13 Investment Policies and Restrictions; Special Factors Affecting the Funds

     14       Board Members and Executive Officers of the Funds

     15       Board Members and Executive Officers of the Funds; Additional
              Information

     16 Board Members and Executive Officers of the Funds; The Investment Adviser and Underwriter

     17       The Investment Adviser and Underwriter

     18       Not Applicable

     19 Special Purchase Plans; Monthly Cash Withdrawal Plan; Net Asset Value and Public Offering Price

     20       Taxes

     21       The Investment Adviser and Underwriter

     22       Calculation of Performance Data

     23       Additional Information





                                Explanatory Note

         This Registration Statement contains three Prospectuses (Part A) and three Statements of Additional Information (Part B) for seven Registrants (each of which offers its shares in one or more series): two series of Voyageur Tax Free Funds, Inc., five series of Voyageur Intermediate Tax Free Funds, Inc., four series of Voyageur Insured Funds, Inc., nine series of Voyageur Investment Trust, one series of Voyageur Investment Trust II, six series of Voyageur Mutual Funds, Inc. and one series of Voyageur Mutual Funds II, Inc. This Registration Statement contains only one part C, that of the Registrant.

         A separate Registration Statement, each of which incorporates by reference the combined Part A and Part B and includes its own Part C, is being filed for each Registrant; however, this Registration Statement contains only those exhibits which relate to Voyageur Mutual Funds, Inc.




TAX FREE MUTUAL FUNDS



[GRAPHIC OMITTED]
VOYAGEUR LOGO
--------------------------------------------------------------------------------

ARIZONA Tax Free Funds
CALIFORNIA Tax Free Funds
COLORADO Tax Free Funds
FLORIDA Tax Free Funds
IDAHO Tax Free Fund
IOWA Tax Free Fund
KANSAS Tax Free Fund
MINNESOTA Tax Free Funds
MISSOURI Insured Tax Free Fund
NEW MEXICO Tax Free Fund
NEW YORK Tax Free Fund
NORTH DAKOTA Tax Free Fund
OREGON Insured Tax Free Fund
UTAH Tax Free Fund
WASHINGTON Insured Tax Free Fund
WISCONSIN Tax Free Fund
NATIONAL Tax Free Funds



VOYAGEUR FUNDS (NOT PART OF PROSPECTUS); DATED APRIL 28, 1997.




TABLE OF CONTENTS

3                          Fees and Expenses
--------------------------------------------------------------------------------
6                          Financial Highlights
--------------------------------------------------------------------------------
11                         The Funds
--------------------------------------------------------------------------------
11                         Investment Objectives and Policies
--------------------------------------------------------------------------------
21                         Risks and Special Investment Considerations
--------------------------------------------------------------------------------
24                         Investment Restrictions
--------------------------------------------------------------------------------
24                         How to Purchase Shares
--------------------------------------------------------------------------------
30                         How to Sell Shares
--------------------------------------------------------------------------------
33                         Reinstatement Privilege
--------------------------------------------------------------------------------
33                         Exchange Privilege
--------------------------------------------------------------------------------
34                         Management
--------------------------------------------------------------------------------
37                         Determination of Net Asset Value
--------------------------------------------------------------------------------
37                         Distributions to Shareholders and Taxes
--------------------------------------------------------------------------------
43                         Investment Performance
--------------------------------------------------------------------------------
44                         General Information
--------------------------------------------------------------------------------



VOYAGEUR FUNDS (NOT PART OF PROSPECTUS); DATED APRIL 28, 1997.




PROSPECTUS

Dated April 28, 1997
--------------------------------------------------------------------------------

Each fund listed on this page (individually, a "Fund" and together, the "Funds") is a series of an open end management investment company, commonly referred to as a mutual fund. Three styles of funds are contained in this combined
Prospectus: limited term tax free funds (the "Limited Term Tax Free Funds"), longer term tax free funds (the "Tax Free Funds") and longer term insured tax free funds (the "Insured Funds"). The investment objective of each Limited Term Tax Free Fund is to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and (except for the "national" fund) the personal income tax, if any, of the Fund's particular state, by maintaining a weighted average portfolio maturity of 10 years or less. The investment objective of each Tax Free Fund and Insured Fund is to seek as high a level of current income exempt from federal income tax and (except for the "national" fund) from the personal income tax, if any, of the Fund's particular state, as is consistent with preservation of capital. The weighted average maturity of the investment portfolio of each Tax Free Fund and Insured Fund is expected to be approximately 15 to 25 years. There is no assurance that any Fund will achieve its investment objective.


Voyageur Arizona Limited Term Tax Free Fund      Voyageur Minnesota Limited Term Tax Free Fund(1)
Voyageur Arizona Insured Tax Free Fund(1)        Voyageur Minnesota Insured Fund(1)
Voyageur Arizona Tax Free Fund                   Voyageur Minnesota Tax Free Fund(1)
Voyageur California Limited Term Tax Free Fund   Voyageur Missouri Insured Tax Free Fund
Voyageur California Insured Tax Free Fund(1)     Voyageur New Mexico Tax Free Fund
Voyageur California Tax Free Fund                Voyageur New York Tax Free Fund
Voyageur Colorado Limited Term Tax Free Fund     Voyageur North Dakota Tax Free Fund
Voyageur Colorado Insured Tax Free Fund          Voyageur Oregon Insured Tax Free Fund
Voyageur Colorado Tax Free Fund(1)               Voyageur Utah Tax Free Fund
Voyageur Florida Limited Term Tax Free Fund      Voyageur Washington Insured Tax Free Fund
Voyageur Florida Insured Tax Free Fund(1)        Voyageur Wisconsin Tax Free Fund
Voyageur Florida Tax Free Fund                   Voyageur National Limited Term Tax Free Fund(1)
Voyageur Idaho Tax Free Fund                     Voyageur National Insured Tax Free Fund(1)
Voyageur Iowa Tax Free Fund                      Voyageur National Tax Free Fund(1)
Voyageur Kansas Tax Free Fund

--------------------------------------------------------------------------------

(1) Diversified series

         AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN ANY OF THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL DUE TO FLUCTUATIONS IN THE APPLICABLE FUND'S NET ASSET VALUE.
         ON JANUARY 15, 1997, DOUGHERTY FINANCIAL GROUP, INC. ("DFG"), THE PARENT COMPANY OF VOYAGEUR FUND MANGERS, INC. ("VOYAGEUR" OR THE "ADVISER") EXECUTED AN AGREEMENT AND PLAN OF MERGER ("AGREEMENT") WITH LINCOLN NATIONAL CORPORATION ("LNC") PURSUANT TO WHICH A SUBSIDIARY OF LNC WILL BE MERGED WITH AND INTO DFG CAUSING DFG TO BECOME A WHOLLY OWNED SUBSIDIARY OF LNC. THE FUNDS' BOARDS OF DIRECTORS AND SHAREHOLDERS HAVE APPROVED THE MERGER AT A SPECIAL MEETING OF SHAREHOLDERS.
         LNC, HEADQUARTERED IN FORT WAYNE, INDIANA, OWNS AND OPERATES INSURANCE AND INVESTMENT MANAGEMENT BUSINESSES, INCLUDING DELAWARE MANAGEMENT HOLDINGS, INC. ("DMH"). AFFILIATES OF DMH SERVE AS ADVISER AND DISTRIBUTOR FOR THE DELAWARE GROUP OF INVESTMENT COMPANIES, WHICH CURRENTLY INCLUDES 16 OPEN-END FUNDS AND 2 CLOSED-END FUNDS (COMPRISING 48 SEPARATE INVESTMENT PORTFOLIOS). DMH, THROUGH ITS SUBSIDIARIES, IS RESPONSIBLE FOR THE MANAGEMENT OF APPROXIMATELY $32 BILLION.
         CONSUMMATION OF THE MERGER WILL CAUSE A CHANGE IN CONTROL OF VOYAGEUR. UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THIS WILL RESULT IN AN "ASSIGNMENT" AND AUTOMATIC TERMINATION OF THE FUNDS' INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS WITH VOYAGEUR. THE FUNDS' BOARDS OF DIRECTORS HAVE APPROVED NEW INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS CONTAINING THE SAME TERMS AND FEES AS THE FORMER AGREEMENTS AND SHAREHOLDERS HAVE ALSO APPROVED SUCH AGREEMENTS AND OTHER MATTERS RELATED TO THE MERGER. THE MERGER IS EXPECTED TO BE FINAL ON OR ABOUT APRIL 30, 1997.
         This Prospectus sets forth certain information about the Funds that a prospective investor ought to know before investing. Investors should read and retain this Prospectus for future reference. The Funds have filed a Statement of Additional Information (dated April 28, 1997) with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge by telephone (800-553-2143) and is incorporated by reference herein in its entirety.
         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
         The Funds offer investors a choice among classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

CLASS A SHARES
An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million or sales subject to special promotions identified from time to time by Voyageur which in either case are subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares of each Fund are subject to a Rule 12b-1 fee payable at an annual rate of
 .25% of a Fund's average daily net assets attributable to Class A shares. See "How to Purchase Shares--Class A Shares."

CLASS B SHARES
Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1% of a Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately eight years after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class B Shares."

CLASS C SHARES
Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase. Class C shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class C shares of each Fund will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class C shares. Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class C Shares." Class C shares do not convert to any other class of shares.

         The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. Voyageur will treat orders for Class B shares for $250,000 or more as orders for Class A shares or such orders will be declined. Sales personnel may receive different compensation depending on which class of shares they sell.


FEES AND EXPENSES




------------------------------------------------------------------------------------------------------------------------------
                                    SHAREHOLDER TRANSACTION            ANNUAL FUND OPERATING EXPENSES           TOTAL FUND
                                           EXPENSES                 AS A PERCENTAGE OF AVERAGE NET ASSETS       OPERATING
                                    ------------------------                 AFTER FEE WAIVERS AND              EXPENSES
                                                                          REIMBURSEMENT ARRANGEMENTS             WITHOUT
                                                              -----------------------------------------------   VOLUNTARY
                                                                                                                WAIVER AND
                                                                                                              REIMBURSEMENT(5)
                                  -------------------------
                                   MAXIMUM       MAXIMUM
                                  FRONT END        CDSC
                                  SALES LOAD    IMPOSED ON
                                  IMPOSED ON    REDEMPTIONS
                                  PURCHASES
                                                               ----------------------------------------------
                                                               MANAGEMENT     RULE       OTHER     TOTAL FUND
                                                                  FEE      12b-1 FEE    EXPENSES   OPERATING
VOYAGEUR FUNDS(4)                                                                                   EXPENSES
--------------------------------------------------------------------------------------------------------------------------
STATE LONG TERM FUNDS
Arizona Tax Free - Class A          3.75%           1.00%(2)       0%          0.25%       0.21%       0.46%       1.25%
Arizona Tax Free - Class B          N/A(1)          5.00           0           0.90        0.21        1.11        2.00
Arizona Tax Free - Class C          N/A(1)          1.00           0           1.00        0.21        1.21        2.00
California Tax Free - Class A       3.75            1.00(2)        0           0.25        0.02        0.27        1.25
California Tax Free - Class B       N/A(1)          5.00           0           0.48        0.02        0.50        2.00
California Tax Free - Class C       N/A(1)          1.00           0           0.76        0.02        0.78        2.00
Colorado Tax Free - Class A         3.75            1.00(2)        0.50        0.12        0.16        0.78        0.91
Colorado Tax Free - Class B         N/A(1)          5.00           0.50        0.92        0.16        1.58        1.65

Colorado Tax Free - Class C         N/A(1)          1.00           0.50        1.00        0.16        1.66        1.66
Florida Tax Free - Class A          3.75            1.00(2)        0           0.25        0.08        0.33        1.25
Florida Tax Free - Class B          N/A(1)          5.00           0           0.60        0.16        0.76        2.00
Florida Tax Free - Class C          N/A(1)          1.00           0           1.00        0.15        1.15        2.00
Idaho Tax Free - Class A            3.75            1.00(2)        0           0.25        0.35        0.60        1.10
Idaho Tax Free - Class B            N/A(1)          5.00           0           0.75        0.36        1.11        1.85
Idaho Tax Free - Class C            N/A(1)          1.00           0           1.00        0.33        1.33        1.82
Iowa Tax Free - Class A             3.75            1.00(2)        0.49        0.12        0.31        0.92        1.06
Iowa Tax Free - Class B             N/A(1)          5.00           0.49        0.81        0.31        1.61        1.81
Iowa Tax Free - Class C             N/A(1)          1.00           0.49        0.95        0.31        1.75        1.81
Kansas Tax Free - Class A           3.75            1.00(2)        0.25        0.12        0.46        0.83        1.21
Kansas Tax Free - Class B           N/A(1)          5.00           0.25        0.86        0.50        1.61        2.00
Kansas Tax Free - Class C           N/A(1)          1.00           0.25        1.00        0.52        1.77        2.00
Minnesota Tax Free - Class A        3.75            1.00(2)        0.50        0.25        0.17        0.92        0.92
Minnesota Tax Free - Class B        N/A(1)          5.00           0.50        0.83        0.17        1.50        1.67
Minnesota Tax Free - Class C        N/A(1)          1.00           0.50        1.00        0.17        1.67        1.67
New Mexico Tax Free - Class A       3.75            1.00(2)        0.50        0.06        0.32        0.88        1.07
New Mexico Tax Free - Class B       N/A(1)          5.00           0.50        0.79        0.32        1.61        1.82
New Mexico Tax Free - Class C       N/A(1)          1.00           0.50        0.91        0.33        1.74        1.83
New York Tax Free - Class A         3.75            1.00(2)        0           0.13        0.84        0.97        1.12
New York Tax Free - Class B         N/A(1)          5.00           0           1.00        0.87        1.87        2.00
New York Tax Free - Class C         N/A(1)          1.00           0           1.00        0.84        1.84        2.00
North Dakota Tax Free - Class A     3.75            1.00(2)        0.50        0.05        0.33        0.88        1.08
North Dakota Tax Free - Class B     N/A(1)          5.00           0.50        0.53        0.33        1.36        1.83
North Dakota Tax Free - Class C     N/A(1)          1.00           0.50        0.92        0.33        1.75        1.75
Utah Tax Free - Class A             3.75            1.00(2)        0           0.03        0.65        0.68        1.25

Utah Tax Free - Class B             N/A(1)          5.00           0           0.80        0.66        1.46        2.00
Utah Tax Free - Class C             N/A(1)          1.00           0           1.00        0.65        1.65        2.00
Wisconsin Tax Free - Class A        3.75            1.00(2)        0.46        0.18        0.34        0.98        1.09
Wisconsin Tax Free - Class B        N/A(1)          5.00           0.46        0.84        0.36        1.66        1.85
Wisconsin Tax Free - Class C        N/A(1)          1.00           0.46        0.96        0.33        1.75        1.83
STATE INSURED FUNDS
Arizona Insured - Class A           3.75            1.00(2)        0.50        0.12        0.20        0.82        0.95
Arizona Insured - Class B           N/A(1)          5.00           0.50        0.89        0.20        1.59        1.70
Arizona Insured - Class C           N/A(1)          1.00           0.50        1.00        0.20        1.70        1.70
California Insured - Class A        3.75            1.00(2)        0.31        0.25        0.26        0.82        1.01
California Insured - Class B        N/A(1)          5.00           0.31        0.65        0.25        1.21        1.76
California Insured - Class C        N/A(1)          1.00           0.31        1.00        0.27        1.58        1.77
Colorado Insured - Class A          3.75            1.00(2)        0.50        0.25        0.25        1.00        1.25
Colorado Insured - Class B          N/A(1)          5.00           0.50        1.00        0.25        1.75        2.00
Colorado Insured - Class C          N/A(1)          1.00           0.50        1.00        0.25        1.75        2.00
Florida Insured - Class A           3.75            1.00(2)        0.49        0.03        0.21        0.73        0.96
Florida Insured - Class B           N/A(1)          5.00           0.49        0.53        0.22        1.24        1.72
Florida Insured - Class C           N/A(1)          1.00           0.49        1.00        0.21        1.70        1.71




(WIDE TABLE CONTINUED FROM ABOVE)


------------------------------------------
         EXAMPLE OF EXPENSES
AN INVESTOR IN A VOYAGEUR FUND WOULD PAY
THE FOLLOWING DOLLAR AMOUNT OF EXPENSES
                    ON
     A $1,000 INVESTMENT ASSUMING
      (a) A 5% ANNUAL RETURN AND
 (b) REDEMPTION AT THE END OF EACH PERIOD

------------------------------------------
 1 YEAR     3 YEARS    5 YEARS    10 YEARS
------------------------------------------

 $ 42        $ 52        $ 62        $ 93
   61(3)       75(3)       81(3)      117
   22(3)       38          66         147
   40          46          52          71
   55(3)       56(3)       48(3)       56
   18(3)       25          43          97
   45          61          79         130
   66(3)       90(3)      106(3)      166
   27(3)       52          90         197
   41          48          55          78
   58(3)       64(3)       62(3)       82
   22(3)       37          63         140
   43          56          70         110
   61(3)       75(3)       81(3)      121
   24(3)       42          73         160
   47          66          87         146
   66(3)       91(3)      108(3)      172
   28(3)       55          95         206
   46          63          82         136
   66(3)       91(3)      108(3)      170
   28(3)       56          96         208
   47          66          87         146
   65(3)       87(3)      102(3)      163
   27(3)       53          91         198
   46          65          84         142
   66(3)       91(3)      108(3)      171
   28(3)       55          94         205
   47          67          89         152
   69(3)       99(3)      121(3)      195
   29(3)       58         100         216
   46          65          84         142
   64(3)       83(3)       94(3)      150
   28(3)       55          95         206
   44          58          74         119

   65(3)       86(3)      100(3)      153
   27(3)       52          90         195
   47          68          90         153
   67(3)       92(3)      110(3)      178
   28(3)       55          95         206

   46          63          81         135
   66(3)       90(3)      107(3)      168
   27(3)       54          92         201
   46          63          81         135
   62(3)       78(3)       86(3)      136
   26(3)       50          86         188
   47          68          91         155
   68(3)       95(3)      115(3)      186
   28(3)       55          95         206
   45          60          77         125
   63(3)       79(3)       88(3)      136
   27(3)       54          92         201


FEES AND EXPENSES (CONTINUED)


----------------------------------------------------------------------------------------------------------------------------
                                   SHAREHOLDER TRANSACTION           ANNUAL FUND OPERATING EXPENSES          TOTAL FUND
                                          EXPENSES               AS A PERCENTAGE OF AVERAGE NET ASSETS       OPERATING
                                  -------------------------              AFTER FEE WAIVERS AND                EXPENSES
                                                                       REIMBURSEMENT ARRANGEMENTS             WITHOUT
                                                             ----------------------------------------------   VOLUNTARY
                                                                                                              WAIVER AND
                                                                                                            REIMBURSEMENT(5)
                                  -------------------------
                                   MAXIMUM       MAXIMUM
                                  FRONT END        CDSC
                                  SALES LOAD    IMPOSED ON
                                  IMPOSED ON    REDEMPTIONS
                                  PURCHASES
                                                             ---------------------------------------------
                                                             MANAGEMENT     RULE      OTHER     TOTAL FUND
                                                                FEE      12b-1 FEE   EXPENSES   OPERATING
VOYAGEUR FUNDS(4)                                                                                EXPENSES
----------------------------------------------------------------------------------------------------------------------------
STATE INSURED FUNDS (CONTINUED)
Minnesota Insured - Class A         3.75%        1.00%(2)      0.50%       0.25%      0.17%       0.92%         0.92%
Minnesota Insured - Class B         N/A(1)       5.00          0.50        0.89       0.17        1.56          1.68
Minnesota Insured - Class C         N/A(1)       1.00          0.50        1.00       0.18        1.68          1.68
Missouri Insured - Class A          3.75         1.00(2)       0.34        0.10       0.27        0.71          1.03
Missouri Insured - Class B          N/A(1)       5.00          0.34        0.67       0.28        1.29          1.78
Missouri Insured - Class C          N/A(1)       1.00          0.34        1.00       0.28        1.62          1.78
Oregon Insured - Class A            3.75         1.00(2)       0.24        0.15       0.32        0.71          1.07
Oregon Insured - Class B            N/A(1)       5.00          0.24        0.68       0.33        1.25          1.83
Oregon Insured - Class C            N/A(1)       1.00          0.24        1.00       0.31        1.55          1.82
Washington Insured - Class A        3.75         1.00(2)          0        0.07       0.37        0.44          1.25
Washington Insured - Class B        N/A(1)       5.00             0        0.83       0.38        1.21          2.00
Washington Insured - Class C        N/A(1)       1.00             0        1.00       0.37        1.37          2.00

STATE LIMITED TERM FUNDS

Arizona Limited Term - Class A      2.75         0.50(2)       0.40        0.25       0.35        1.00          1.25
Arizona Limited Term - Class B      N/A(1)       4.00          0.40        1.00       0.35        1.75          2.00
Arizona Limited Term- Class C       N/A(1)       0.50          0.40        1.00       0.35        1.75          2.00
California Limited Term - Class A   2.75         0.50(2)       0.40        0.25       0.35        1.00          1.25
California Limited Term- Class B    N/A(1)       4.00          0.40        1.00       0.35        1.75          2.00
California Limited Term - Class C   N/A(1)       0.50          0.40        1.00       0.35        1.75          2.00
Colorado Limited Term - Class A     2.75         0.50(2)       0.40        0.25       0.35        1.00          1.25
Colorado Limited Term- Class B      N/A(1)       4.00          0.40        1.00       0.35        1.75          2.00
Colorado Limited Term- Class C      N/A(1)       0.50          0.40        1.00       0.35        1.75          2.00
Florida Limited - Class A           2.75         0.50(2)          0        0.05       0.61        0.66          1.25
Florida Limited - Class B           N/A(1)       4.00             0        0.83       0.65        1.48          2.00
Florida Limited - Class C           N/A(1)       0.50             0        1.00       0.55        1.55          2.00
Minnesota Limited Term - Class A    2.75         0.50(2)       0.40        0.25       0.24        0.89          0.89
Minnesota Limited Term - Class B    N/A(1)       4.00          0.40        0.92       0.24        1.56          1.62
Minnesota Limited Term - Class C    N/A(1)       0.50          0.40        1.00       0.24        1.64          1.64

NATIONAL FUNDS

National Tax Free - Class A         3.75         1.00(2)          0        0.25       0.09        0.34          1.25
National Tax Free - Class B         N/A(1)       5.00             0        0.70       0.10        0.80          2.00
National Tax Free - Class C         N/A(1)       1.00             0        1.00       0.09        1.09          2.00
National Insured - Class A          3.75         1.00(2)       0.09        0.23       0.38        0.70          1.14
National Insured - Class B          N/A(1)       5.00          0.09        0.69       0.38        1.16          1.89
National Insured - Class C          N/A(1)       1.00          0.09        1.00       0.41        1.50          1.91
National Limited Term - Class A     2.75         0.50(2)          0        0.15       0.21        0.36          1.25
National Limited Term - Class B     N/A(1)       4.00             0        0.60       0.22        0.82          2.00
National Limited Term - Class C     N/A(1)       0.50             0        1.00       0.21        1.21          2.00



(WIDE TABLE CONTINUED FROM ABOVE)


-----------------------------------------
         EXAMPLE OF EXPENSES
AN INVESTOR IN A VOYAGEUR FUND WOULD PAY
THE FOLLOWING DOLLAR AMOUNT OF EXPENSES
                    ON
     A $1,000 INVESTMENT ASSUMING
      (a) A 5% ANNUAL RETURN AND
 (b) REDEMPTION AT THE END OF EACH PERIOD

-----------------------------------------
1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------

 $47        $66        $87       $146
  66(3)      89(3)     105(3)     168
  27(3)      53         91        199
  44         59         76        122
  63(3)      81(3)      91(3)     140
  26(3)      51         88        192
  44         59         76        122
  63(3)      80(3)      89(3)     136
  26(3)      49         84        185
  42         51         61         91
  62(3)      78(3)      86(3)     125
  24(3)      43         75        165



  37         58         81        147
  58(3)      85(3)     105(3)     186
  23(3)      55         95        206
  37         58         81        147
  58(3)      85(3)     105(3)     186
  23(3)      55         95        206
  37         58         81        147
  58(3)      85(3)     105(3)     186
  23(3)      55         95        206
  34         48         63        107
  55(3)      77(3)      91(3)     154
  21(3)      49         85        185
  36         55         75        134
  56(3)      79(3)      95(3)     167
  22(3)      52         89        194



  41         48         56         79
  58(3)      66(3)      64(3)      86
  21(3)      35         60        133
  44         59         75        121
  62(3)      77(3)      84(3)     128
  25(3)      47         82        179
  31         39         47         72
  48(3)      56(3)      56(3)      88
  17(3)      38         66        147


1 Class B and Class C shares are sold without a front end sales charge, but their Rule 12b-1 fees may cause long term shareholders to pay more than the economic equivalent of the maximum permitted front end sales charges.
2 A contingent deferred sales charge of 1% is imposed on certain redemptions of Class A shares (.50% for Class A shares of the Limited Term Tax Free Funds) that were purchased without an initial sales charge as part of an investment of $1 million or more.
3 Class B and Class C share expenses would be lower assuming no redemption at the end of the period.
4 Voyageur Fund Distributors, Inc. (the "Underwriter") pays broker-dealers and financial institutions an annual fee equal to .25% of the average daily net assets attributable to the Class A shares (.15% for Class A shares of the Limited Term Tax Free Funds), .15% of the average daily net assets attributable to the Class B shares, and .90% of the average daily net assets attributable to the Class C shares held by their customers. The fee is paid quarterly commencing when such shares are sold for Class A and Class B shares. The fee is paid quarterly commencing in the thirteenth month after such shares are sold for Class C shares.
5 The expense ratios reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by each Fund.


         THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the above Fees and Expenses table is to assist the investor in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. The information set forth in the table under the heading "Annual Fund Operating Expenses as a Percentage of Net Assets After Fee Waiver and Expense Arrangements" reflects expenses incurred during the year ended December 31, 1996, after voluntary expense waivers and fee reimbursements. Absent such fee and expense waivers, Total Fund Operating Expenses for such period would be equivalent to the corresponding percentages disclosed under the column "Total Fund Operating Expenses Without Voluntary Waiver and Reimbursement."



FINANCIAL HIGHLIGHTS

The following table shows certain per share data and selected information for a share outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of each Fund contained in its annual report. An annual report of each Fund is available without charge by contacting the Funds at 800-553-2143. In addition to financial statements, the annual reports contain further information about the performance of the Funds. Per share data is not presented for all Funds or all classes since not all Funds and all classes of shares were outstanding during the periods presented below.

                                      INCOME FROM
                                  INVESTMENT OPERATIONS   LESS DISTRIBUTIONS
                                  ---------------------  -------------------
                                               NET
                                            REALIZED
                                               AND                   DISTRI-     NET
                       NET ASSET     NET    UNREALIZED   DIVIDENDS   BUTIONS    ASSET     TOTAL
                         VALUE     INVEST- GAINS (LOSS)   FROM NET    FROM      VALUE    INVEST-
                       BEGINNING    MENT       ON        INVESTMENT  CAPITAL    END OF    MENT
VOYAGEUR STATE FUNDS   OF PERIOD   INCOME   SECURITIES    INCOME      GAINS     PERIOD   RETURN(4)
----------------------------------------------------------------------------------------------------
ARIZONA TAX FREE
Class A - 12/31/96       $10.02     0.58     (0.01)        (0.58)     (0.04)    $10.70     5.48%
Class A - 12/31/95(1)     10.00     0.46      0.84         (0.46)     (0.09)     10.75    13.27
Class B - 12/31/96        10.74     0.51     (0.01)        (0.51)     (0.04)     10.69     4.84
Class B - 12/31/95(1)     10.30     0.26      0.53         (0.26)     (0.09)     10.74     7.74
Class C - 12/31/96        10.76     0.50     (0.01)        (0.50)     (0.04)     10.71     4.70
Class C - 12/31/95(1)     10.20     0.30      0.65         (0.30)     (0.09)     10.76     9.43

ARIZONA INSURED
Class A - 12/31/96        11.15     0.53     (0.09)        (0.53)       --       11.06     4.09
Class A - 12/31/95         9.86     0.54      1.31         (0.56)       --       11.15    19.10
Class A - 12/31/94        11.31     0.55     (1.37)        (0.53)     (0.10)(8)   9.86    (7.41)(6)
Class A - 12/31/93        10.71     0.58      0.74         (0.58)     (0.14)     11.31    12.64
Class A - 12/31/92        10.39     0.61      0.38         (0.61)     (0.06)     10.71     9.86
Class A - 12/31/91(1)     10.00     0.50      0.47         (0.50)     (0.08)     10.39     9.98
Class B - 12/31/96        11.14     0.45     (0.09)        (0.45)       --       11.05     3.32
Class B - 12/31/95(1)     10.44     0.38      0.69         (0.37)       --       11.14    10.36
Class C - 12/31/96        11.15     0.43     (0.09)        (0.43)       --       11.06     3.18
Class C - 12/31/95         9.86     0.45      1.31         (0.47)       --       11.15    18.10
Class C - 12/31/941       10.48     0.27     (0.56)        (0.25)     (0.08)(8)   9.86    (2.84)

CALIFORNIA TAX FREE
Class A - 12/31/96        10.64     0.60     (0.18)        (0.60)     (0.03)     10.43     4.21
Class A - 12/31/95(1)     10.00     0.47      0.70         (0.47)     (0.06)     10.64    11.97
Class B - 12/31/96        10.65     0.56     (0.18)        (0.56)     (0.03)     10.44     3.77
Class B - 12/31/95(1)      9.96     0.20      0.74         (0.19)     (0.06)     10.65     9.52
Class C - 12/31/96        10.07     0.37      0.38         (0.37)     (0.03)     10.42     7.58

CALIFORNIA INSURED
Class A - 12/31/96        10.65     0.52     (0.15)        (0.52)     --         10.50     3.63
Class A - 12/31/95         9.33     0.53      1.34         (0.55)     --         10.65    20.51
Class A - 12/31/94         9.51     0.10     (0.18)        (0.09)    (0.01)       9.33    (0.84)
Class A - 10/31/94        11.08     0.55     (1.52)        (0.54)    (0.06)       9.51    (8.97)
Class A - 10/31/93        10.02     0.60      1.11         (0.60)    (0.05)      11.08    17.29
Class A - 10/31/92(1)     10.00      --       0.02           --       --         10.02     0.20
Class B - 12/31/96        10.65     0.48     (0.15)        (0.48)     --         10.50     3.22
Class B - 12/31/95         9.33     0.50      1.33         (0.51)     --         10.65    20.01
Class B - 12/31/94         9.51     0.08     (0.17)        (0.08)    (0.01)       9.33    (0.92)
Class B - 10/31/94(1)     10.68     0.31     (1.16)        (0.30)    (0.02)       9.51    (7.93)
Class C - 12/31/96        10.65     0.44     (0.19)        (0.44)     --         10.46     2.47
Class C - 12/31/95(1)     10.19     0.25      0.53         (0.32)     --         10.65     7.77

COLORADO TAX FREE
Class A - 12/31/96        10.90     0.56     (0.13)        (0.55)     --         10.78     4.08
Class A - 12/31/95         9.53     0.54      1.38         (0.55)     --         10.90    20.54
Class A - 12/31/94        11.10     0.55     (1.54)        (0.54)    (0.04)       9.53    (9.12)
Class A - 12/31/93        10.57     0.56      0.85         (0.56)    (0.32)      11.10    13.72
Class A - 12/31/92        10.27     0.58      0.45         (0.58)    (0.15)      10.57    10.42
Class A - 12/31/91        10.02     0.61      0.43         (0.61)    (0.18)      10.27    10.80
Class A - 12/31/90        10.00     0.64      0.02         (0.64)     --         10.02     6.81
Class A - 12/31/89         9.74     0.67      0.32         (0.67)    (0.06)      10.00    10.73
Class A - 12/31/88         9.43     0.69      0.34         (0.69)    (0.03)       9.74    10.57
Class A - 12/31/87(1)      9.58     0.49     (0.15)        (0.49)     --          9.43     3.27
Class B - 12/31/96        10.90     0.47     (0.13)        (0.46)     --         10.78     3.25
Class B - 12/31/95(1)     10.25     0.35      0.65         (0.35)     --         10.90     9.96
Class C - 12/31/96        10.90     0.46     (0.13)        (0.45)     --         10.78     3.17
Class C - 12/31/95         9.53     0.45      1.37         (0.45)     --         10.90    19.44
Class C - 12/31/94(1)     10.21     0.29     (0.67)        (0.27)    (0.03)       9.53    (3.75)

FLORIDA TAX FREE
Class A - 12/31/96        10.73     0.59     (0.21)        (0.59)     --         10.52     3.74
Class A - 12/31/95(1)     10.00     0.47      0.75         (0.47)    (0.02)      10.73    12.49
Class B - 12/31/96        10.73     0.56     (0.20)        (0.56)     --         10.53     3.51
Class B - 12/31/95(1)     10.37     0.15      0.38         (0.15)    (0.02)      10.73     5.10
Class C - 12/31/96        10.73     0.37     (0.21)        (0.37)     --         10.52     2.97
Class C - 12/31/95(1)     10.20     0.33      0.56         (0.34)    (0.02)      10.73     8.88

FLORIDA INSURED
Class A - 12/31/96        10.94     0.53     (0.23)        (0.53)     --         10.71     2.90
Class A - 12/31/95         9.52     0.54      1.44         (0.56)     --         10.94    21.22
Class A - 12/31/94         9.64     0.10     (0.12)        (0.09)    (0.01)       9.52    (0.11)
Class A - 10/31/94        11.15     0.55     (1.46)        (0.54)    (0.06)       9.64    (8.38)
Class A - 10/31/93        10.11     0.58      1.12         (0.58)    (0.08)      11.15    17.27
Class A - 10/31/92(1)     10.00     0.51      0.15         (0.51)    (0.04)      10.11     6.74
Class B - 12/31/96        10.94     0.48     (0.23)        (0.48)     --         10.71     2.40
Class B - 12/31/95         9.52     0.50      1.44         (0.52)     --         10.94    20.76
Class B - 12/31/94         9.63     0.09(3)  (0.11)        (0.08)    (0.01)       9.52    (0.03)
Class B - 10/31/94(1)     10.82     0.31     (1.19)        (0.30)    (0.01)       9.63    (8.10)

FLORIDA LIMITED TERM
Class A - 12/31/96        10.56     0.42     (0.08)        (0.47)     --         10.43     3.34
Class A - 12/31/95         9.64     0.44      1.01         (0.49)    (0.04)      10.56    15.14
Class A - 12/31/94(1)     10.00     0.18     (0.36)        (0.18)     --          9.64    (1.55)
Class B - 12/31/96        10.56     0.34     (0.09)        (0.39)     --         10.42     2.47
Class B - 12/31/95(1)     10.58     0.10      0.03         (0.11)    (0.04)      10.56     1.13
Class C - 12/31/96        10.55     0.33     (0.09)        (0.37)     --         10.42     2.37
Class C - 12/31/95(1)     10.08     0.25      0.55         (0.29)    (0.04)      10.55     7.95

IDAHO TAX FREE
Class A - 12/31/96        11.02     0.58     (0.12)        (0.57)     --         10.91     4.36
Class A - 12/31/95(1)     10.00     0.60      1.10         (0.60)    (0.08)      11.02    17.48
Class B - 12/31/96        11.01     0.52     (0.13)        (0.51)     --         10.89     3.75
Class B - 12/31/95(1)     10.50     0.42      0.59         (0.42)    (0.08)      11.01     9.86
Class C - 12/31/96        11.02     0.50     (0.13)        (0.49)     --         10.90     3.48
Class C - 12/31/95(1)     10.04     0.50      1.06         (0.50)    (0.08)      11.02    15.81

IOWA TAX FREE
Class A - 12/31/96         9.83     0.44     (0.21)        (0.44)     --          9.62     2.56
Class A - 12/31/95         8.56     0.45      1.29         (0.47)     --          9.83    20.80
Class A - 12/31/94         9.26     0.17     (0.72)        (0.15)     --          8.56    (5.86)
Class A - 8/31/941        10.00     0.49     (0.74)        (0.49)     --          9.26    (2.67)
Class B - 12/31/96         9.83     0.38     (0.22)        (0.38)     --          9.61     1.76
Class B - 12/31/95(1)      9.18     0.31      0.64         (0.30)     --          9.83    10.62
Class C - 12/31/96         9.83     0.36     (0.22)        (0.36)     --          9.61     1.56
Class C - 12/31/95(1)      8.55     0.37      1.28         (0.37)     --          9.83    19.66

KANSAS TAX FREE
Class A - 12/31/96        10.73     0.52     (0.17)        (0.52)     --         10.56     3.43
Class A - 12/31/95         9.50     0.56      1.22         (0.55)     --         10.73    19.13
Class A - 12/31/94         9.63     0.09     (0.13)        (0.09)     --          9.50    (0.38)
Class A - 10/31/94        10.85     0.57     (1.21)        (0.57)    (0.01)       9.63    (6.10)
Class A - 10/31/93(1)     10.00     0.56      0.85         (0.56)     --         10.85(1)  4.49
Class B - 12/31/96        10.74     0.45     (0.17)        (0.45)     --         10.57     2.69
Class B - 12/31/95(1)     10.19     0.34      0.54         (0.33)     --         10.74     8.76
Class C - 12/31/96        10.72     0.43     (0.17)        (0.43)     --         10.55     2.52
Class C - 12/31/95(1)     10.20     0.32      0.51         (0.31)     --         10.72     8.29

MINNESOTA TAX FREE
Class A - 12/31/96        12.63     0.63     (0.23)        (0.63)     --         12.40     3.33
Class A - 12/31/95        11.33     0.62      1.32         (0.64)     --         12.63    17.49
Class A - 12/31/94        12.85     0.63     (1.48)        (0.61)    (0.06)(7)   11.33    (6.73)
Class A - 12/31/93        12.21     0.64      0.87         (0.64)    (0.23)      12.85    12.70
Class A - 12/31/92        12.07     0.70      0.23         (0.70)    (0.09)      12.21     7.97
Class A - 12/31/91        11.67     0.75      0.49         (0.75)    (0.09)      12.07    11.04
Class A - 12/31/90        11.68     0.77      0.02         (0.77)    (0.03)      11.67     7.03
Class A - 12/31/89        11.48     0.80      0.22         (0.80)    (0.02)      11.68     9.11
Class A - 12/31/88        11.16     0.80      0.32         (0.80)     --         11.48    10.31
Class A - 12/31/87        11.85     0.81     (0.66)        (0.81)    (0.03)      11.16     1.38
Class B - 12/31/96        12.62     0.56     (0.22)        (0.56)     --         12.40     2.83
Class B - 12/31/95(1)     11.90     0.45      0.71         (0.44)     --         12.62     9.95
Class C - 12/31/96        12.63     0.54     (0.22)        (0.54)     --         12.41     2.64
Class C - 12/31/95        11.33     0.53      1.32         (0.55)     --         12.63    16.62
Class C - 12/31/94(1)     11.96     0.34     (0.61)        (0.32)    (0.04)      11.33    (2.30)

MINNESOTA INSURED
Class A - 12/31/96        10.73     0.52     (0.13)        (0.52)     --        10.60     3.75
Class A - 12/31/95         9.61     0.51      1.14         (0.53)     --        10.73    17.52
Class A - 12/31/94        11.02     0.54     (1.39)        (0.52)    (0.04)      9.61    (7.88)
Class A - 12/31/93        10.27     0.54      0.84         (0.54)    (0.09)     11.02    13.80
Class A - 12/31/92        10.07     0.59      0.25         (0.59)    (0.05)     10.27     8.57
Class A - 12/31/91         9.65     0.60      0.48         (0.60)    (0.06)     10.07    11.59
Class A - 12/31/90         9.64     0.61      0.02         (0.61)    (0.01)      9.65     6.63(5)
Class A - 12/31/89         9.48     0.63      0.20         (0.63)    (0.04)      9.64     8.96
Class A - 12/31/88         9.19     0.67      0.29         (0.67)     --         9.48    10.70
Class A - 12/31/87(1)      9.51     0.46     (0.32)        (0.46)     --         9.19     1.48
Class B - 12/31/96        10.72     0.45     (0.14)        (0.45)     --        10.58     3.03
Class B - 12/31/95(1)     10.14     0.38      0.58         (0.38)     --        10.72     9.59
Class C - 12/31/96        10.73     0.44     (0.13)        (0.44)     --        10.60     2.98
Class C - 12/31/95         9.61     0.43      1.14         (0.45)     --        10.71     6.63
Class C - 12/31/94(1)     10.23     0.30     (0.62)        (0.28)    (0.02)      9.61    (3.14)

MINNESOTA LIMITED TERM
Class A - 12/31/96        11.14     0.51     (0.15)        (0.51)     --        10.99     3.46
Class A - 12/31/95        10.50     0.51      0.64         (0.51)     --        11.14    11.00
Class A - 12/31/94        11.16     0.45     (0.66)        (0.45)     --        10.50    (1.91)
Class A - 12/31/93        10.83     0.47      0.37         (0.47)    (0.04)     11.16     7.88
Class A - 12/31/92        10.69     0.51      0.18         (0.51)    (0.04)     10.83     6.62
Class A - 12/31/91        10.32     0.55      0.37         (0.55)     --        10.69     9.24
Class A - 12/31/90        10.26     0.60      0.06         (0.60)     --        10.32     6.59
Class A - 12/31/89        10.21     0.59      0.05         (0.59)     --        10.26     6.43
Class A - 12/31/88        10.17     0.53      0.04         (0.53)     --        10.21     6.02
Class A - 12/31/87        10.43     0.55     (0.25)        (0.55)    (0.01)     10.17     2.97
Class B - 12/31/96        11.14     0.44     (0.15)        (0.44)     --        10.99     2.74
Class B - 12/31/95(1)     10.95     0.17      0.19         (0.17)     --        11.14     3.26
Class C - 12/31/96        11.13     0.43     (0.14)        (0.43)     --        10.99     2.69
Class C - 12/31/95        10.50     0.42      0.63         (0.42)     --        11.13    10.18
Class C - 12/31/94(1)     10.74     0.24     (0.24)        (0.24)     --        10.50    (0.03)

MISSOURI INSURED
Class A - 12/31/96        10.54     0.52     (0.18)        (0.51)     --        10.37     3.41
Class A - 12/31/95         9.27     0.52      1.29         (0.54)     --        10.54    19.96
Class A - 12/31/94         9.37     0.10     (0.11)        (0.09)     --         9.27    (0.07)
Class A - 10/31/94        10.82     0.55     (1.43)        (0.54)    (0.03)      9.37    (8.28)
Class A - 10/31/93(1)     10.00     0.55      0.89         (0.55)    (0.07)     10.82    14.74
Class B - 12/31/96        10.54     0.46     (0.18)        (0.45)     --        10.37     2.93
Class B - 12/31/95         9.27     0.48      1.28         (0.49)     --        10.54    19.18
Class B - 12/31/94         9.37     0.08     (0.10)        (0.08)     --         9.27    (0.14)
Class B - 10/31/94(1)     10.30     0.33     (0.94)        (0.32)     --         9.37    (6.16)
Class C - 12/31/96        10.54     0.43     (0.18)        (0.42)     --        10.37     2.48
Class C - 12/31/95(1)     10.36     0.06      0.17         (0.05)     --        10.54     2.24

NEW MEXICO TAX FREE
Class A - 12/31/96        10.89     0.54     (0.11)        (0.53)     --       10.79      4.13
Class A - 12/31/95         9.59     0.52      1.33         (0.55)     --       10.89     19.64
Class A - 12/31/94         9.77     0.11     (0.20)        (0.09)     --        9.59     (0.90)
Class A - 10/31/94        10.92     0.56     (1.16)        (0.55)     --        9.77     (5.56)
Class A - 10/31/93        10.00     0.57      0.98         (0.57)    (0.06)    10.92     15.77
Class A - 10/31/92(1)     10.00      --        --            --       --       10.00      --
Class B - 12/31/96        10.89     0.46     (0.11)        (0.45)     --       10.79      3.39
Class B - 12/31/95         9.59     0.46      1.32         (0.48)     --       10.89     18.84
Class B - 12/31/94         9.77     0.09     (0.19)        (0.08)     --        9.59     (0.98)
Class B - 10/31/94(1)     10.69     0.31     (0.93)        (0.30)     --        9.77     (5.84)
Class C - 12/31/96        10.41     0.28      0.37         (0.27)     --       10.79      6.30

NEW YORK TAX FREE
Class A - 12/31/96(11)    10.72     0.12      0.01         (0.12)    (0.04)    10.69      1.21
Class A -  9/30/96        10.87     0.55     (0.13)        (0.55)    (0.02)    10.72      3.94
Class A -  9/30/95        10.74     0.57      0.17         (0.59)    (0.02)    10.87      7.31
Class A -  9/30/94        10.81     0.15     (0.06)        (0.16)     --       10.74      0.79
Class A -  6/30/94        11.51     0.62     (0.54)        (0.62)    (0.16)    10.81      0.63
Class A -  6/30/93        11.03     0.65      0.65         (0.66)(10)(0.16)    11.51     12.19
Class A -  6/30/92        10.57     0.66      0.62         (0.66)    (0.16)    11.03     12.53
Class A -  6/30/91        10.27     0.48      0.30         (0.48)     --       10.57      5.49
Class A -  9/30/90        10.50     0.67     (0.22)        (0.67)    (0.01)    10.27      4.44
Class A -  9/30/89        10.30     0.72      0.20         (0.72)     --       10.50      9.21
Class A -  9/30/88(1)     10.00     0.64      0.30         (0.64)     --       10.30     10.09
Class B - 12/31/96        10.69     0.10       --          (0.10)    (0.04)    10.65      0.95
Class B -  9/30/96        10.84     0.47     (0.13)        (0.47)    (0.02)    10.69      3.14
Class B -  9/30/95(1)     10.34     0.43      0.54         (0.45)    (0.02)    10.84      9.46
Class C - 12/31/96        10.70     0.10       --          (0.10)    (0.04)    10.66      0.95
Class C -  9/30/96        10.85     0.47     (0.13)        (0.47)    (0.02)    10.70      3.14
Class C -  9/30/95(1)     10.79     0.21      0.06         (0.21)     --       10.85      2.54

NORTH DAKOTA TAX FREE
Class A - 12/31/96        11.00     0.54     (0.13)        (0.53)     --       10.88      3.89
Class A - 12/31/95         9.85     0.54      1.18         (0.57)     --       11.00     17.81
Class A - 12/31/94        11.07     0.56     (1.15)        (0.53)    (0.10)(9)  9.85     (5.47)
Class A - 12/31/93        10.59     0.58      0.58         (0.58)    (0.10)    11.07     11.20
Class A - 12/31/92        10.34     0.62      0.34         (0.62)    (0.09)    10.59      9.70
Class A - 12/31/91(1)     10.00     0.49      0.41         (0.49)    (0.07)    10.34      9.23
Class B - 12/31/96        11.00     0.49     (0.13)        (0.48)     --       10.88      3.39
Class B - 12/31/95         9.85     0.48      1.18         (0.51)     --       11.00     17.24
Class B - 12/31/94(1)     10.31     0.30     (0.39)        (0.27)    (0.10)(9)  9.85     (0.77)
Class C - 12/31/96        11.00     0.44     (0.14)        (0.43)     --       10.87      2.81
Class C - 12/31/95(1)     10.51     0.17      0.50         (0.18)     --       11.00      6.47

OREGON INSURED
Class A - 12/31/96        10.05     0.48     (0.18)        (0.48)     --        9.87      3.15
Class A - 12/31/95         8.92     0.49      1.14         (0.50)     --       10.05     18.71
Class A - 12/31/94         9.00     0.09     (0.09)        (0.08)     --        8.92      0.06
Class A - 10/31/94        10.24     0.50     (1.24)        (0.50)     --        9.00     (7.35)
Class A - 10/31/93(1)     10.00     0.13      0.24         (0.13)     --       10.24      3.64
Class B - 12/31/96        10.05     0.43     (0.18)        (0.43)     --        9.87      2.61
Class B - 12/31/95         8.92     0.44      1.14         (0.45)     --       10.05     18.10
Class B - 12/31/94         9.00     0.08     (0.09)        (0.07)     --        8.92      0.03
Class B - 10/31/94(1)      9.85     0.27     (0.85)        (0.27)     --        9.00     (5.95)
Class C - 12/31/96        10.05     0.40     (0.17)        (0.40)     --        9.88      2.38
Class C - 12/31/95(1)      9.63     0.19      0.41         (0.18)     --       10.05      6.35

UTAH TAX FREE
Class A - 12/31/96        11.04     0.55     (0.20)        (0.55)     --       10.84      3.35
Class A - 12/31/95         9.80     0.59      1.24         (0.59)     --       11.04     19.06
Class A - 12/31/94         9.94     0.10     (0.15)        (0.09)     --        9.80     (0.41)
Class A - 10/31/94        11.07     0.60     (1.07)        (0.60)    (0.06)     9.94     (4.50)
Class A - 10/31/93        10.00     0.65      1.07         (0.65)     --       11.07     17.54
Class A - 10/31/92(1)     10.00      --        --            --       --       10.00       --
Class B - 12/31/96        11.04     0.47     (0.21)        (0.47)     --       10.83      2.47
Class B - 12/31/95(1)     10.63     0.30      0.39         (0.28)     --       11.04      6.60

WASHINGTON INSURED
Class A - 12/31/96        10.44     0.54     (0.14)        (0.54)     --       10.30      3.98
Class A - 12/31/95         9.21     0.59      1.21         (0.57)     --       10.44     19.94
Class A - 12/31/94         9.37     0.09     (0.16)        (0.09)     --        9.21     (0.69)
Class A - 10/31/94        10.67     0.55     (1.26)        (0.57)    (0.02)     9.37     (6.85)
Class A - 10/31/93(1)     10.00     0.15      0.67         (0.15)     --       10.67      8.05
Class B - 12/31/96        10.44     0.47     (0.14)        (0.46)     --       10.31      3.32
Class B - 12/31/95(1)     10.18     0.09      0.25         (0.08)     --       10.44      3.30
Class C - 12/31/96        10.43     0.45     (0.14)        (0.44)     --       10.30      3.12
Class C - 12/31/95(1)      9.94     0.31      0.48         (0.30)     --       10.43      8.13

WISCONSIN TAX FREE
Class A - 12/31/96         9.78     0.46     (0.14)        (0.46)     --        9.64      3.49
Class A - 12/31/95         8.74     0.48      1.04         (0.48)     --        9.78     17.74
Class A - 12/31/94         9.28     0.16     (0.55)        (0.15)     --        8.74     (4.12)
Class A -  8/31/94(1)     10.00     0.49     (0.72)        (0.49)     --        9.28     (2.40)
Class B - 12/31/96         9.77     0.41     (0.14)        (0.41)     --        9.63      2.84
Class B - 12/31/95(1)      9.39     0.28      0.37         (0.27)     --        9.77      7.08
Class C - 12/31/96         9.79     0.39     (0.13)        (0.39)     --        9.66      2.74
Class C - 12/31/95(1)      9.34     0.30      0.44         (0.29)     --        9.79      8.06

NATIONAL TAX FREE
Class A - 12/31/96        10.48     0.58     (0.14)        (0.58)    (0.01)    10.33      4.38
Class A - 12/31/95(1)     10.00     0.18      0.58         (0.18)    (0.10)    10.48      7.11
Class B - 12/31/96        10.48     0.53     (0.14)        (0.53)    (0.01)    10.33      3.83
Class B - 12/31/95(1)     10.09     0.15      0.49         (0.15)    (0.10)    10.48      6.41
Class C - 12/31/96        10.48     0.50     (0.14)        (0.50)    (0.01)    10.33      3.51
Class C - 12/31/95(1)     10.00     0.15      0.58         (0.15)    (0.10)    10.48      7.32

NATIONAL INSURED
Class A - 12/31/96        10.64     0.53     (0.26)        (0.53)     --       10.38      2.70
Class A - 12/31/95         9.32     0.54      1.34         (0.56)     --       10.64     20.63
Class A - 12/31/94        10.67     0.56     (1.34)        (0.55)    (0.02)     9.32     (7.45)
Class A - 12/31/93        10.14     0.60      0.60         (0.60)    (0.07)    10.67     12.10
Class A - 12/31/92(1)     10.00     0.57      0.14         (0.57)     --       10.14      7.43
Class B - 12/31/96        10.64     0.48     (0.26)        (0.48)     --       10.38      2.24
Class B - 12/31/95         9.32     0.50      1.34         (0.52)     --       10.64     20.10
Class B - 12/31/94(1)      9.81     0.31     (0.50)        (0.29)    (0.01)     9.32     (1.94)
Class C - 12/31/96        10.63     0.46     (0.26)        (0.45)     --       10.38      2.02
Class C - 12/31/95(1)     10.38     0.09      0.24         (0.08)     --       10.63      3.21

NATIONAL LIMITED TERM
Class A - 12/31/96        10.16     0.48      0.01         (0.47)    (0.01)    10.17      4.87
Class A - 12/31/95(1)     10.00     0.14      0.17         (0.14)    (0.01)    10.16      3.22
Class B - 12/31/96        10.20     0.34     (0.02)        (0.33)    (0.01)    10.18      3.19
-----------------------------------------------------------------------------------------------


See Notes to Financial Highlights


[WIDE TABLE CONTINUED FROM ABOVE]


                                      RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
                          NET                        RATIO OF                RATIO OF EXPENSES
                         ASSETS     RATIO OF     NET INVESTMENT                TO AVERAGE NET
                         END OF    EXPENSES TO       INCOME TO    PORTFOLIO  ASSETS ASSUMING NO
                         PERIOD      AVERAGE       AVERAGE NET    TURNOVER   VOLUNTARY WAIVERS
                         (000s)    NET ASSETS(2)      ASSETS        RATE     AND REIMBURSEMENTS
-----------------------------------------------------------------------------------------------
ARIZONA TAX FREE
Class A - 12/31/96     $  9,755       0.46%          5.43%         70.14%          1.25%
Class A - 12/31/95(1)     6,225       0.52(5)        5.19(5)       38.05           1.25(5)
Class B - 12/31/96        3,491       1.11           4.77          70.14           2.00
Class B - 12/31/95(1)     1,629       0.99(5)        4.60(5)       38.05           2.00(5)
Class C - 12/31/96           23       1.21           4.68          70.14           2.00
Class C - 12/31/95(1)        27       1.20(5)        4.65(5)       38.05           2.00(5)

ARIZONA INSURED
Class A - 12/31/96      209,258       0.82           4.89          42.76           0.95
Class A - 12/31/95      238,114       0.69           5.07          42.96           0.95
Class A - 12/31/94      231,736       0.72           5.20          25.18           0.92
Class A - 12/31/93      263,312       0.59           5.00          33.80           1.03
Class A - 12/31/92      124,120       0.35           5.60          40.29           1.16
Class A - 12/31/91(1)    38,322        --(6)         6.58(5)      177.66           1.24(5)
Class B - 12/31/96        3,110       1.59           4.11          42.76           1.70
Class B - 12/31/95(1)     2,048       1.33(5)        4.08(5)       42.96           1.60(5)
Class C - 12/31/96          554       1.70           4.01          42.76           1.70
Class C - 12/31/95          541       1.54           4.18          42.96           1.69
Class C - 12/31/94(1)       326       1.50(5)        4.10(5)       25.18           1.71(5)

CALIFORNIA TAX FREE
Class A - 12/31/96        1,218       0.27           5.71           7.87           1.25
Class A - 12/31/95(1)     1,012       0.46(5)        5.57(5)       39.51           1.22(5)
Class B - 12/31/96          660       0.50           5.34           7.87           2.00
Class B - 12/31/95(1)       128       0.60(5)        5.33(5)       39.51           1.93(5)
Class C - 12/31/96           94       0.78           5.13(5)        7.87           2.00

CALIFORNIA INSURED
Class A - 12/31/96       30,551       0.82           5.05          54.52            1.01
Class A - 12/31/95       33,860       0.70           5.23         107.45            1.02
Class A - 12/31/94       27,994       0.10(5)        6.30(5)        7.28            1.24(5)
Class A - 10/31/94       27,282       0.20           5.37          18.34            1.25
Class A - 10/31/93       12,509        --            5.26          24.19            1.25
Class A - 10/31/92(1)     2,056        --             --            7.31             --
Class B - 12/31/96        6,717       1.21           4.64          54.52            1.76
Class B - 12/31/95        6,029       1.10           4.75         107.45            1.75
Class B - 12/31/94        2,219       0.57(5)        5.54(5)        7.28            1.94(5)
Class B - 10/31/94(1)     1,427       0.73(5)        4.82(5)       18.34            1.95(5)
Class C - 12/31/96           55       1.58           4.02          54.52            1.77
Class C - 12/31/95(1)        53       1.53(5)        4.25(5)      107.45            1.77(5)

COLORADO TAX FREE
Class A - 12/31/96      358,328       0.78           5.27          40.35            0.91
Class A - 12/31/95      392,815       0.76           5.18          82.83            0.93
Class A - 12/31/94      354,138       0.66           5.35          69.32            0.72
Class A - 12/31/93      399,218       0.75           4.97          58.61            0.75
Class A - 12/31/92      202,165       0.80           5.59          69.72            0.80
Class A - 12/31/91      104,863       0.82           6.15          92.42            0.82
Class A - 12/31/90       53,987       1.00           6.38          69.64            1.00
Class A - 12/31/89       34,625       1.00           6.37          33.06            1.00
Class A - 12/31/88       19,767       1.00           6.77          56.31            1.00
Class A - 12/31/87(1)     5,546       1.00(5)        6.49(5)       92.80            1.00(5)
Class B - 12/31/96        4,172       1.58           4.45          40.35            1.65
Class B - 12/31/95(1)     1,643       1.39(5)        3.96(5)       82.83            1.60(5)
Class C - 12/31/96        1,522       1.66           4.40          40.35            1.66
Class C - 12/31/95        1,042       1.66           4.20          82.83            1.66
Class C - 12/31/94(1)       465       1.80(5)        4.23(5)       69.32            1.81(5)

FLORIDA TAX FREE
Class A - 12/31/96       5,761        0.33           5.66          70.17            1.25
Class A - 12/31/95(1)    4,421        0.32(5)        5.26(5)       63.52            1.25(5)
Class B - 12/31/96       1,635        0.76           5.23          70.17            2.00
Class B - 12/31/95(1)      101        0.44(5)        4.88(5)       63.52            2.00(5)
Class C - 12/31/96          16        1.15           4.83          70.17            2.00
Class C - 12/31/95(1)        9        1.11(5)        4.57(5)       63.52            2.00(5)

FLORIDA INSURED
Class A - 12/31/96     192,171        0.73           5.02          57.18            0.96
Class A - 12/31/95     242,425        0.51           5.24         101.48            0.95
Class A - 12/31/94     240,228        0.20(5)        6.24(5)        2.51            1.06(5)
Class A - 10/31/94     259,702        0.44           5.24          49.12            0.96
Class A - 10/31/93     289,682        0.18           5.18          53.51            1.12
Class A - 10/31/92(1)   50,666         --            5.38(5)      208.24            1.25(5)
Class B - 12/31/96       3,222        1.24           4.51          57.18            1.72
Class B - 12/31/95       2,814        0.89           4.80         101.48            1.68
Class B - 12/31/94       1,477        0.59(5)        5.68(5)        2.51            1.81(5)
Class B - 10/31/94(1)    1,135        1.00(5)        4.63(5)       49.12            1.28(5)

FLORIDA LIMITED TERM
Class A - 12/31/96       3,159        0.66           4.63          63.06            1.25
Class A - 12/31/95         859        0.63           4.28          27.76            1.25
Class A - 12/31/94(1)      592         --            4.19(5)         --             1.25(5)
Class B - 12/31/96       1,042        1.48           3.81          63.06            2.00
Class B - 12/31/95(1)       41        1.52(5)        3.32(5)       27.76            2.00(5)
Class C - 12/31/96          54        1.55           3.74          63.06            2.00
Class C - 12/31/95(1)       54        1.62(5)        3.10(5)       27.76            2.00(5)

IDAHO TAX FREE
Class A - 12/31/96      27,684        0.60           5.29          34.68            1.10
Class A - 12/31/95(1)   13,540        0.26(5)        5.24(5)       41.97            1.25(5)
Class B - 12/31/96       4,945        1.11           4.78          34.68            1.85
Class B - 12/31/95(1)    1,977        0.79(5)        4.68(5)       41.97            1.90(5)
Class C - 12/31/96         822        1.33           4.57          34.68            1.82
Class C - 12/31/95(1)      789        1.05(5)        4.48(5)       41.97            2.00(5)

IOWA TAX FREE
Class A - 12/31/96      40,037        0.92           4.68          14.56            1.06
Class A - 12/31/95      42,374        0.72           4.88          21.67            1.06
Class A - 12/31/94      32,373        0.11(5)        5.71(5)        7.18            1.25(5)
Class A - 8/31/941      38,669        0.12           4.89         119.35            1.25
Class B - 12/31/96       1,645        1.61           3.97          14.56            1.81
Class B - 12/31/95(1)      819        1.28(5)        4.06(5)       21.67            1.65(5)
Class C - 12/31/96         670        1.75           3.82          14.56            1.81
Class C - 12/31/95(1)      462        1.61(5)        3.74(5)       21.67            1.72(5)

KANSAS TAX FREE
Class A - 12/31/96      10,176        0.83           4.97          56.77            1.21
Class A - 12/31/95      10,677        0.37           5.32          19.71            1.11
Class A - 12/31/94       7,355        0.01(5)        5.88(5)         --             1.25(5)
Class A - 10/31/94       6,469        0.06           5.30          38.96            1.25
Class A - 10/31/93(1)    2,057         --            5.26(5)       28.87            1.25(5)
Class B - 12/31/96       2,402        1.61           4.16          56.77            2.00
Class B - 12/31/95(1)      677        0.94(5)        4.63(5)       19.71            1.68(5)
Class C - 12/31/96          90        1.77           4.02          56.77            2.00
Class C - 12/31/95(1)       40        1.27(5)        4.21(5)       19.71            1.79(5)

MINNESOTA TAX FREE
Class A - 12/31/96     428,380        0.92           5.13          27.67            0.92
Class A - 12/31/95     455,220        0.93           5.11          50.84            0.93
Class A - 12/31/94     406,497        0.90           5.29          24.26            0.90
Class A - 12/31/93     458,145        1.02           5.02          31.77            1.02
Class A - 12/31/92     331,314        0.96           5.73          23.60            1.04
Class A - 12/31/91     251,594        0.83           6.44          26.40            0.98
Class A - 12/31/90     197,629        0.82           6.68          20.54            1.02
Class A - 12/31/89     172,476        0.77           6.85          22.84            0.77
Class A - 12/31/88     150,031        0.77           7.01           9.56            0.77
Class A - 12/31/87     124,082        0.78           7.10          13.84            0.78
Class B - 12/31/96       6,233        1.50           4.53          27.67            1.67
Class B - 12/31/95(1)    2,701        1.38(5)        4.43(5)       50.84            1.63(5)
Class C - 12/31/96       3,083        1.67           4.38          27.67            1.67
Class C - 12/31/95       2,319        1.67           4.33          50.84            1.67
Class C - 12/31/94(1)    1,061        1.72(5)        4.56(5)       24.26            1.72(5)

MINNESOTA INSURED
Class A - 12/31/96     304,877        0.92           4.93          14.04            0.92
Class A - 12/31/95     307,734        0.87           4.92          53.72            0.92
Class A - 12/31/94     284,132        0.61           5.29          24.75            0.94
Class A - 12/31/93     311,187        0.70           4.93          18.25            1.02
Class A - 12/31/92     162,728        0.37           5.66          14.11            1.06
Class A - 12/31/91      68,250        0.78           6.13          43.68            1.16
Class A - 12/31/90      29,394        0.74           6.30          15.12            1.25
Class A - 12/31/89       8,217        0.78           6.55          28.34            1.00
Class A - 12/31/88       4,707        0.86           7.08          68.09            1.00
Class A - 12/31/87(1)    2,759        0.76(5)        7.93(5)       20.66            1.00(5)
Class B - 12/31/96       6,817        1.56           4.29          14.04            1.68
Class B - 12/31/95(1)    4,655        1.34(5)        4.15(5)       53.72            1.64(5)
Class C - 12/31/96       3,126        1.68           4.18          14.04            1.68
Class C - 12/31/95       3,166        1.66           4.11          53.72            1.67
Class C - 12/31/94(1)    1,525        1.36(5)        4.68(5)       24.75            1.68(5)

MINNESOTA LIMITED TERM
Class A - 12/31/96      66,024        0.89           4.69          28.18            0.89
Class A - 12/31/95      72,405        0.91           4.61          40.28            0.91
Class A - 12/31/94      84,168        0.92           4.18          42.06            0.92
Class A - 12/31/93      75,374        0.99           4.18          19.13            0.99
Class A - 12/31/92      48,210        1.09           4.71          25.56            1.09
Class A - 12/31/91      27,268        1.23           5.35          43.39            1.23
Class A - 12/31/90      22,526        1.18           5.81          51.47            1.18
Class A - 12/31/89      21,884        0.84           5.74          68.23            0.84
Class A - 12/31/88      24,157        0.84           5.15          16.13            0.84
Class A - 12/31/87      29,063        0.84           5.14          24.79            0.84
Class B - 12/31/96         408        1.56           3.99          28.18            1.62
Class B - 12/31/95(1)       27        1.30(5)        3.93(5)       40.28            1.55(5)
Class C - 12/31/96       1,137        1.64           3.94          28.18            1.64
Class C - 12/31/95         694        1.63           3.82          40.28            1.63
Class C - 12/31/94(1)      341        1.71(5)        3.35(5)       42.05            1.71(5)

MISSOURI INSURED
Class A - 12/31/96      49,301        0.71           5.05          28.26            1.03
Class A - 12/31/95      50,211        0.50           5.25          31.69            1.07
Class A - 12/31/94      37,790        0.11(5)        6.00(5)        8.85            1.12(5)
Class A - 10/31/94      37,384        0.15           5.39          32.02            1.13
Class A - 10/31/93(1)   30,270         --            4.82(5)       76.51            1.25(5)
Class B - 12/31/96      10,432        1.29           4.46          28.26            1.78
Class B - 12/31/95       6,195        0.97           4.70          31.69            1.81
Class B - 12/31/94       2,742        0.60(5)        5.32(5)        8.85            1.84(5)
Class B - 10/31/94(1)    1,701        0.49(5)        4.89(5)       32.02            1.83(5)
Class C - 12/31/96         152        1.62           4.10          28.26            1.78
Class C - 12/31/95(1)       20        1.22(5)        4.09(5)       31.69            1.55(5)

NEW MEXICO TAX FREE
Class A - 12/31/96      20,133        0.88           5.06          42.12            1.07
Class A - 12/31/95      21,402        0.87           5.07          55.72            1.09
Class A - 12/31/94      19,706        0.06(5)        6.38(5)        2.21            1.25(5)
Class A - 10/31/94      23,096        0.29           5.26          22.94            1.16
Class A - 10/31/93      17,302         --            5.10          30.76            1.25
Class A - 10/31/92(1)      361         --             --             --              --
Class B - 12/31/96         794        1.61           4.31          42.12            1.82
Class B - 12/31/95         605        1.53           4.33          55.72            1.83
Class B - 12/31/94         272        0.75(5)        5.60(5)        2.21            2.00(5)
Class B - 10/31/94(1)      264        0.98(5)        4.57(5)       22.94            1.86(5)
Class C - 12/31/96         341        1.74(5)        4.21(5)       42.12            1.83(5)

NEW YORK TAX FREE
Class A - 12/31/96(11)  10,044        0.97(5)        5.31(5)        5.00            1.12(5)
Class A -  9/30/96      10,548        1.34           5.14          12.00            1.55
Class A -  9/30/95      11,931        1.31           5.66          10.00            1.82
Class A -  9/30/94      12,797        1.09(5)        5.74(5)         --             1.09(5)
Class A -  6/30/94      12,851        0.99           5.55           4.00            1.09
Class A -  6/30/93      13,915        0.99           5.74          17.00            1.05
Class A -  6/30/92      14,943        1.00           6.15          19.00            1.26
Class A -  6/30/91      15,592        1.23(5)        6.08(5)       18.00            1.48(5)
Class A -  9/30/90      27,065        1.09           6.35          31.00            1.49
Class A -  9/30/89      23.069        0.60           6.75          11.00            1.70
Class A -  9/30/88(1)    9,260        0.45           6.87(5)       18.00            2.04
Class B - 12/31/96         254        1.87(5)        4.43(5)        5.00            2.00(5)
Class B -  9/30/96         448        2.09           4.39          12.00            2.30
Class B -  9/30/95(1)      266        2.09(5)        4.68(5)       10.00            2.60(5)
Class C - 12/31/96          53        1.84(5)        4.45(5)        5.00            2.00(5)
Class C -  9/30/96          52        2.09           4.39          12.00            2.30
Class C -  9/30/95(1)       51        2.09(5)        4.44(4)       10.00            2.60(5)

NORTH DAKOTA TAX FREE
Class A - 12/31/96      33,713        0.88           5.01          57.60            1.08
Class A - 12/31/95      36,096        0.81           5.07          45.34            1.05
Class A - 12/31/94      33,829        0.46           5.36          32.60            1.14
Class A - 12/31/93      34,880        0.59           5.11          27.39            1.25
Class A - 12/31/92      15,846        0.40           5.78          26.27            1.25
Class A - 12/31/91(1)    4,914        0.16(5)        6.43(5)      126.37            1.25(5)
Class B - 12/31/96         700        1.36           4.52          57.60            1.83
Class B - 12/31/95         375        1.29           4.56          45.34            1.79
Class B - 12/31/94(1)      144        0.99(5)        4.97(5)       32.60            1.89(5)
Class C - 12/31/96          40        1.75           4.06          57.60            1.75
Class C - 12/31/95(1)       20        1.73(5)        4.00(5)       45.34            1.73(5)

OREGON INSURED
Class A - 12/31/96      20,913        0.71           4.92          39.54            1.07
Class A - 12/31/95      21,590        0.54           5.12          41.08            1.11
Class A - 12/31/94      14,650        0.05(5)        5.79(5)         --             1.25(5)
Class A - 10/31/94      14,086        0.03           5.17          48.98            1.25
Class A - 10/31/93(1)    4,609        --             4.61(5)       11.08            1.25(5)
Class B - 12/31/96       4,758        1.25           4.37          39.54            1.83
Class B - 12/31/95       2.786        1.04           4.57          41.08            1.86
Class B - 12/31/94       1,303        0.60(5)        5.19(5)         --             2.00(5)
Class B - 10/31/94(1)    1,146        0.75(5)        4.43(5)       48.98            2.00(5)
Class C - 12/31/96         360        1.55           4.03          39.54            1.82
Class C - 12/31/95(1)      250        1.39(5)        4.00(5)       41.08            1.74(5)

UTAH TAX FREE
Class A - 12/31/96       3,861        0.68           5.14          39.58            1.25
Class A - 12/31/95       4,142        0.38           5.51          35.28            1.25
Class A - 12/31/94       3,728        0.11(5)        6.38(5)          --            1.14(5)
Class A - 10/31/94       4,054        0.10           5.64           2.77            1.25
Class A - 10/31/93       3,913        --             5.65          44.54            1.25
Class A - 10/31/92(1)       19        --              --            --               --
Class B - 12/31/96         397        1.46           4.34          39.58            2.00
Class B - 12/31/95(1)      363        0.92(5)        4.74(5)       35.28            2.00(5)

WASHINGTON INSURED
Class A - 12/31/96       2.382        0.44           5.29          33.30            1.25
Class A - 12/31/95       2,099        0.28           5.57          50.54            1.25
Class A - 12/31/94       2,049        0.10(5)        6.18(5)         --             1.25(5)
Class A - 10/31/94       2,118        0.14           5.44            --             1.25
Class A - 10/31/93(1)    2,108         --            5.50(5)       45.14            1.25(5)
Class B - 12/31/96         516        1.21           4.47          33.30            2.00
Class B - 12/31/95(1)       15        1.04(5)        4.44(5)       50.54            2.00(5)
Class C - 12/31/96          19        1.37           4.36          33.30            2.00
Class C - 12/31/95(1)       19        1.30(5)        4.45(5)       50.54            2.00(5)

WISCONSIN TAX FREE
Class A - 12/31/96      28,292        0.98           4.90          38.54            1.09
Class A - 12/31/95      26,449        0.88           5.05          12.10            1.09
Class A - 12/31/94      20,167        0.08(5)        5.54(5)       20.52            1.25(5)
Class A -  8/31/94(1)   16,093        0.04           4.89          86.26            1.25
Class B - 12/31/96       1,339        1.66           4.37          38.54            1.85
Class B - 12/31/95(1)      725        1.45(5)        4.31(5)       12.10            1.70(5)
Class C - 12/31/96         555        1.75           4.12          38.54            1.83
Class C - 12/31/95(1)       73        1.77(5)        4.04(5)       12.10            1.77(5)

NATIONAL TAX FREE
Class A - 12/31/96       3,203        0.34           5.50          62.25            1.25
Class A - 12/31/95(1)    1,274        0.35(5)        5.03(5)       49.62            1.25(5)
Class B - 12/31/96         472        0.80           5.07          62.25            2.00
Class B - 12/31/95(1)      157        0.88(5)        4.52(5)       49.62            2.00(5)
Class C - 12/31/96          62        1.09           4.74          62.25            2.00
Class C - 12/31/95(1)       48        1.22(5)        4.36(5)       49.62            2.00(5)

NATIONAL INSURED
Class A - 12/31/96      30,160        0.70           5.15          83.45            1.14
Class A - 12/31/95      35,662        0.61           5.29         192.90            1.16
Class A - 12/31/94      35,305        0.10           5.71          31.25            1.25
Class A - 12/31/93      25,315        --             5.29          77.79            1.25
Class A - 12/31/92(1)    2,919        --  (3)        5.85(5)      114.92            1.25(5)
Class B - 12/31/96       1,780        1.16           4.66          83.45            1.89
Class B - 12/31/95       1,545        0.93           4.85         192.90            1.81
Class B - 12/31/94(1)      478        0.48(5)        5.37(5)       31.25            1.99(5)
Class C - 12/31/96          90        1.50           4.27          83.45            1.91
Class C - 12/31/95(1)       10        0.93(5)        4.46(5)      192.90            1.40(5)

NATIONAL LIMITED TERM
Class A - 12/31/96      1,133         0.36           4.72          67.35            1.25
Class A - 12/31/95(1)   1,230         0.56(5)        4.17(5)       54.31            1.25(5)
Class B - 12/31/96         51         0.82           4.30          67.35            2.00
-----------------------------------------------------------------------------------------------




Notes to Financial Highlights

1 The information is for the period from each Fund's commencement of operations to the Fund's year end. The classes of each Fund commenced operations on the following dates:

ARIZONA TAX FREE FUND
Class A       March 2, 1995
Class B       June 29, 1995
Class C       May 13, 1995

ARIZONA INSURED TAX FREE FUND
Class A       April 1, 1991
Class B       March 10, 1995
Class C       May 26, 1994

CALIFORNIA TAX FREE FUND
Class A       March 3, 1995
Class B       August 23, 1995
Class C       April 9, 1996

CALIFORNIA INSURED TAX FREE FUND
Class A       October 15, 1992
Class B       March 1, 1994
Class C       April 12, 1995

COLORADO TAX FREE FUND
Class A       April 23, 1987
Class B       March 22, 1995
Class C       May 6, 1994

FLORIDA TAX FREE FUND
Class A       March 2, 1995
Class B       September 15, 1995
Class C       April 22, 1995

FLORIDA INSURED TAX FREE FUND
Class A       January 1, 1992
Class B       March 11, 1994

FLORIDA LIMITED TERM TAX FREE FUND
Class A       May 1, 1994
Class B       September 15, 1995
Class C       March 23, 1995

IDAHO TAX FREE FUND
Class A       January 4, 1995
Class B       March 16, 1995
Class C       January 11, 1995
IOWA TAX FREE FUND
Class A       September 1, 1993
Class B       March 24, 1995
Class C       January 4, 1995

KANSAS TAX FREE FUND
Class A       November 30, 1992
Class B       April 8, 1995
Class C       April 12, 1995

MINNESOTA TAX FREE FUND
Class B       March 11, 1995
Class C       May 4, 1994

MINNESOTA INSURED FUND
Class A       May 1, 1987
Class B       March 7, 1995
Class C       May 4, 1994

MINNESOTA LIMITED TERM TAX FREE FUND
Class B       August 15, 1995
Class C       April 30, 1994

MISSOURI INSURED TAX FREE FUND
Class A       November 2, 1992
Class B       March 12, 1994
Class C       November 11, 1995

NEW MEXICO TAX FREE FUND
Class A       October 5, 1992
Class B       March 3, 1994
Class C       May 7, 1996

NEW YORK TAX FREE FUND
Class A       November 6, 1987
Class B       November 14, 1994
Class C       April 26, 1995

NORTH DAKOTA TAX FREE FUND
Class A       April 1, 1991
Class B       May 10, 1994
Class C       July 29, 1995

OREGON INSURED TAX FREE FUND
Class A       August 1, 1993
Class B       March 12, 1994
Class C       July 7, 1995

UTAH TAX FREE FUND
Class A       October 5, 1992
Class B       May 27, 1995

WASHINGTON INSURED TAX FREE FUND
Class A       August 1, 1993
Class B       October 24, 1995
Class C       April 21, 1995

WISCONSIN TAX FREE FUND
Class A       September 1, 1993
Class B       April 22, 1995
Class C       March 28, 1995

NATIONAL TAX FREE FUND
Class A       September 8, 1995
Class B       September 15, 1995
Class C       September 12, 1995

NATIONAL INSURED TAX FREE FUND
Class A       January 10, 1992
Class B       May 26, 1994
Class C       October 20, 1995

NATIONAL LIMITED TERM TAX FREE FUND
Class A       September 7, 1995
Class B       March 7, 1996

2 Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
3 The Advisor also paid $6,364 beyond total fees and expenses for National Insured Tax Free Fund for the period ended December 31, 1992.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
5   Adjusted to an annual basis.
6 The Adviser also paid $25,631 for Arizona Insured Tax Free Fund for the period ended December 31, 1991.
7   Includes (.01) in excess of net realized gains.
8 Includes (.06) and (.04) in excess of net realized gains for Class A and Class C shares, respectively.
9 Includes (.02) and (.02) in excess of net realized gains for Class A and Class B shares, respectively.
10  Includes (.01) in excess distributions of net investment income.
11 Effective November 16, 1996, the funds shareholders approved a change of investment advisor from Fortis Advisors, Inc. to Voyageur Fund Managers, Inc.


THE FUNDS
--------------------------------------------------------------------------------
Each of the Funds is a separate series of one of the parent corporate or trust entities described herein under the heading "General Information." The series which are diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") are designated as such by a footnote on the cover page of this Prospectus. All other series are non-diversified. Each non-diversified Fund will be able to invest, subject to certain federal tax requirements, a relatively higher percentage of its assets in the securities of a limited number of issuers which may result in such Fund's securities being more susceptible to any single economic, political or regulatory occurrence than the securities of a diversified Fund. The investment objectives and policies of each Fund are described below. Except where noted, an investment objective or policy description applies to all Funds.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
The investment objective of each Limited Term Tax Free Fund is to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and (except for the National Limited Term Tax Free Fund) the personal income tax, if any, of the Fund's particular state, by maintaining a weighted average portfolio maturity of 10 years or less. The investment objective of each Tax Free Fund and Insured Fund is to seek as high a level of current income exempt from federal income tax and (except for National Tax Free Fund and National Insured Tax Free Fund) from the personal income tax, if any, of the Fund's particular state, as is consistent with preservation of capital. The weighted average maturity of the investment portfolio of each Tax Free Fund and Insured Fund is expected to be approximately 15 to 25 years. Each of Florida Limited Term Tax Free Fund, Florida Tax Free Fund and Florida Insured Tax Free Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax.
         During times of adverse market conditions when a defensive investment posture is warranted, each Fund may temporarily select investments without regard to the foregoing policy. There are risks in any investment program, and there is no assurance that a Fund's investment objective will be achieved. The value of each Fund's shares will fluctuate with changes in the market value of its investments. Each Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of its respective shareholders as provided in the 1940 Act.
         Each Fund anticipates that, in normal market conditions, it will invest substantially all of its assets in Tax Exempt Obligations (as defined below), the interest on which is exempt from federal income tax and (for Funds other than the three "national" funds) from the personal income tax, if any, of its respective state (and with respect to New York Fund, New York City personal income tax). As a fundamental policy, New York Fund will invest at least 80% of the value of its net assets in such obligations under normal market conditions (not including obligations subject to the alternative minimum tax). Up to 20% of the securities owned by each such Fund may generate interest that is an item of tax preference for purposes of federal and state alternative minimum tax ("AMT"), except that the Minnesota Insured Fund may invest without limit in such securities and the Minnesota Tax Free Fund may not invest in such AMT securities. New York Fund may also invest in such securities which generate an item of tax preference for purposes of New York City alternative minimum tax.

TAX FREE AND LIMITED TERM TAX FREE FUNDS
Each Tax Free Fund and each Limited Term Tax Free Fund may invest without limitation in securities rated "investment grade," i.e., within the four highest investment grades, at the time of investment by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, judged by Voyageur to be of comparable quality. Bonds included in the lowest investment grade rating category involve certain speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Up to 20% of the Tax Exempt Obligations purchased by the Funds may be rated lower than investment grade; however, all bonds must be rated "B" or better by Moody's or S&P (or, if unrated, judged by Voyageur to be of comparable quality). Such bonds are often referred to as "junk" bonds or "high yield" bonds. Bonds rated below "BBB" have a greater vulnerability to default than higher grade bonds. See "Risks and Special Investment Considerations--General" for a discussion of the risks of investing in lower grade Tax Exempt Obligations. A description of the ratings assigned by Moody's and S&P is set forth in Appendix A to the Statement of Additional Information.
         The following table sets forth the weighted average percentage of total investments with respect to the portfolios of certain Funds as of December 31, 1996.


MOODY'S RATING                      Aaa      Aa       A     Baa     Ba       B   Unrated
(S&P RATING)                       (AAA)    (AA)     (A)   (BBB)   (BB)     (B)   Bonds   Total
------------------------------------------------------------------------------------------------
VOYAGEUR TAX FREE FUNDS
Colorado                            32%      21%     19%    24%     --      --      4%    100%
Florida                             28%      20%     17%    17%     --      --     18%    100%
Idaho                               28%      11%     28%    23%     --      --     10%    100%
Kansas                              58%      18%      2%    17%     --      --      5%    100%
Minnesota                           54%      12%     15%     9%     --      --     10%    100%
National                            55%      12%      7%    19%     --      --      7%    100%
North Dakota                        38%      27%     16%    18%     --      --      1%    100%
Utah                                68%      11%     10%     2%     --      --      9%    100%
Wisconsin                           23%      10%     29%     7%     8%      --      23%   100%

VOYAGEUR LIMITED TERM
TAX FREE FUNDS
Florida                             65%       8%      6%    16%     --      --      5%    100%
Minnesota                           53%      10%      9%    18%     --      --     10%    100%
National                            57%      17%     13%     9%     --      --      4%    100%
------------------------------------------------------------------------------------------------



INSURED FUNDS
The Tax Exempt Obligations in each Insured Fund's portfolio will consist of (a) obligations that at all times are fully insured as to scheduled payments of principal and interest ("insured securities") and (b) "escrow secured" or "defeased" bonds. Insured securities may consist of bonds covered by Primary Insurance, Secondary Market Insurance or Portfolio Insurance (as defined below). All insurers must have a triple A-rated claims paying ability (as assigned by either or both of Moody's and S&P) at the time of investment. Securities that are covered by either Primary or Secondary Market Insurance will carry a triple-A rating at the time of investment by the Fund. However, securities that are not covered by either Primary or Secondary Market Insurance at the time of investment (or that are not "escrow secured" or "defeased") must be covered by Portfolio Insurance immediately after their acquisition. Voyageur anticipates that such securities, at the time of investment, generally will be rated investment grade. However, all securities in each Insured Fund's portfolio, after application of insurance, will be rated Aaa by Moody's and/or AAA by S&P at the time of investment. Pending the investment or reinvestment of its assets in longer-term Tax Exempt Obligations, each Insured Fund may invest up to 35% of its net assets in short-term tax exempt instruments, without obtaining insurance, provided such instruments carry an A-l+ or SP-l+ short-term rating or AAA or Aaa long-term rating by S&P or Moody's, and may invest up to 10% of its net assets in securities of tax exempt money market mutual funds. The "insured securities" in each Insured Fund's investment portfolio are insured as to the scheduled payment of all installments of principal and interest as they fall due. The purpose of such insurance is to minimize credit risks to such Funds and their shareholders associated with defaults in Tax Exempt Obligations owned by such Funds. Such insurance does not insure against market risk and therefore does not guarantee the market value of the securities in an Insured Fund's investment portfolio or the value of any Insured Funds' shares.
         Certain insurance companies will issue policies guaranteeing the timely payment of principal of, and interest on, particular Tax Exempt Obligations or on a portfolio of Tax Exempt Obligations. Insurance may be purchased by the issuer of a Tax Exempt Obligation or by a third party at the time of issuance of the Tax Exempt Obligation ("Primary Insurance") or by the Fund or a third party subsequent to the original issuance of a Tax Exempt Obligation ("Secondary Market Insurance"). In each case, a single premium is paid to the insurer by the party purchasing the insurance when the insurance is obtained. Primary Insurance and Secondary Market Insurance policies are non-cancelable and remain in effect for so long as the insured Tax Exempt Obligation is outstanding and the insurer is in business.
         The Insured Funds may also purchase insurance covering certain Tax Exempt Obligations which the Insured Funds intend to purchase for their portfolios or which the Insured Funds already own ("Portfolio Insurance"). Portfolio Insurance policies guarantee the timely payment of principal of, and interest on, covered Tax Exempt Obligations only while they are owned by the Insured Funds. Such policies are non-cancelable and remain in effect until the Fund terminates, provided the Fund pays the applicable insurance premiums and the insurer remains in business. Tax Exempt Obligations in the Insured Funds' portfolios covered by a Portfolio Insurance policy will not be covered by such policy after they are sold by a Fund unless the Fund elects to obtain some form of Secondary Market Insurance for them at the time of sale. The Insured Funds would obtain such Secondary Market Insurance only if, in Voyageur's view, it would be economically advantageous for the Funds to do so. Further information about insurance (including its limitations) is set forth in the Statement of Additional Information.

ALL FUNDS
The foregoing policies as to credit quality of portfolio investments will apply only at the time of the purchase of a security, and the Funds are not required to dispose of securities in the event that Moody's or S&P downgrades its assessment of the credit characteristics of a particular issuer or, in the case of unrated securities, in the event Voyageur reassesses its view with respect to the credit quality of the issuer thereof. In no event, however, will more than 5% of each Fund's total assets consist of securities that have been downgraded to a rating lower than the minimum rating in which each Fund is permitted to invest or, in the case of unrated securities, that Voyageur has determined to have a quality lower than such minimum rating. With respect to the Insured Funds, up to 35% of each such Fund's total assets may consist of securities that have been downgraded to AA or Aa subsequent to initial investment in such securities by an Insured Fund.
         Each Fund may invest without limitation in short term Tax Exempt Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's or S&P; commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. Each Fund also may hold its assets in cash and in securities of tax exempt money market mutual funds.

TAX EXEMPT OBLIGATIONS
As used in this Prospectus, the term "Tax Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income tax and (with respect to Funds other than the National Fund, National Insured Fund or National Limited Term Fund) from the personal income tax, if any, of the state specified in the Fund's name. The term "Tax Exempt Obligations" also includes Derivative Tax Exempt Obligations as defined below. In certain instances the interest on Tax Exempt Obligations may be an item of tax preference includable in alternative minimum taxable income depending upon the shareholder's tax status. See "Distributions to Shareholders and Taxes--Taxes."
         Tax Exempt Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Tax Exempt Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Tax Exempt Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).
         Within these principal classifications of Tax Exempt Obligations, there is a variety of types of municipal securities. Certain Tax Exempt Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Tax Exempt Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically.
         Tax Exempt Obligations also include state or municipal leases and participation interests therein. The Funds may invest in these types of obligation without limit. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by a Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. Under these guidelines, Voyageur will consider factors including, but not limited to (a) whether the lease can be cancelled, (b) what assurance there is that the assets represented by the lease can be sold, (c) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (e) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See "Investment Policies and Restrictions--Tax Exempt Obligations" in the Statement of Additional Information.
         Each Fund may also acquire Derivative Tax Exempt Obligations, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Tax Exempt Obligations. The sponsor of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer.
         In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non taxable entity, it would be subject to state (and with respect to New York Fund, potentially New York City) income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to such Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to a Fund would lose their tax exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, each Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. If a Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.
         The principal and interest payments on the Tax-Exempt Obligations underlying custodial receipts or trust certificates may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts or trust certificates may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Tax-Exempt Obligations. The Funds may also invest in custodial receipts or trust certificates which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short-term Tax-Exempt Obligations or an index of short-term Tax-Exempt Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Tax-Exempt Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Tax-Exempt Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Funds.
         Investments in Derivative Tax Exempt Obligations, when combined with investments in below investment grade rated securities, will not exceed 20% of each Fund's total assets. For a discussion of certain risks involved in investments in Derivative Tax Exempt Obligations, see "Risks and Special Investment Considerations--General."

MISCELLANEOUS INVESTMENT PRACTICES
FORWARD COMMITMENTS
New issues of Tax Exempt Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Each Fund may enter into such "forward commitments" if it holds and maintains, until the settlement date in a segregated account, cash or high-grade liquid debt obligations in an amount sufficient to meet the purchase price. There is no percentage limitation on each Fund's total assets which may be invested in forward commitments. Tax Exempt Obligations purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Tax Exempt Obligations purchased on a when-issued basis may expose a Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Tax Exempt Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by a Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although each Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's investment manager deems it appropriate to do so. The Funds may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. Each Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.
         A repurchase agreement involves the purchase by a Fund of securities with the condition that, after a stated period of time, the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund could suffer a loss. See "Investment Policies and Restrictions--Taxable Obligations" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS
Certain Funds (Arizona Limited Term Tax Free Fund, Arizona Tax Free Fund, California Limited Term Tax Free Fund, California Tax Free Fund, Colorado Limited Term Tax Free Fund, Colorado Insured Tax Free Fund, Florida Limited Term Tax Free Fund, Florida Tax Free Fund, Idaho Tax Free Fund, New York Tax Free Fund, National Limited Term Tax Free Fund and National Tax Free Fund) may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time a Fund enters into a reverse repurchase agreement, cash, U. S. Government securities or other liquid debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Funds do not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Funds believe the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. Voyageur believes that the limited use of leverage may facilitate the Fund's ability to provide current income without adversely affecting the Fund's ability to preserve capital.

OPTIONS AND FUTURES
Each Fund may utilize put and call transactions and certain Funds (see "Futures Contracts and Options on Futures Contracts" below) may utilize futures transactions to hedge against market risk and facilitate portfolio management. See "Investment Policies and Restrictions--Options and Futures Transactions" in the Statement of Additional Information. Options and futures may be used to attempt to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Funds in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.

OPTIONS ON SECURITIES
Each Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.
         A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.
         In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, a Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.
         If a put option written by a Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by a Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix B to the Statement of Additional Information. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.
         Over-the-counter options are purchased or written by a Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for a Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when Voyageur believes it would be advantageous to do so. Over the counter options are subject to each Fund's 15% illiquid investment limitation. See Appendix B to the Statement of Additional Information for a further discussion of the general characteristics and risks of options.
         Participation in the options market involves investment risks and transaction costs to which the Funds would not be subject absent the use of this strategy. If Voyageur's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (a) dependence on Voyageur's ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Investment Policies and Restrictions-- Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information for further discussion and see Appendix B for a discussion of closing transactions and other risks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Certain Funds (Arizona Limited Term Tax Free Fund, Arizona Tax Free Fund, California Limited Term Tax Free Fund, California Tax Free Fund, Colorado Limited Term Tax Free Fund, Colorado Insured Tax Free Fund, Florida Limited Term Tax Free Fund, Florida Tax Free Fund, Idaho Tax Free Fund, New York Tax Free Fund, National Limited Term Tax Free Fund and National Tax Free Fund) may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over the counter. The successful use of such instruments draws upon Voyageur's experience with respect to such instruments and usually depends upon Voyageur's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.
         A Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash, U. S. Government securities or other liquid high grade debt securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on a Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see "Taxes" in the Statement of Additional Information. For a further discussion of the general characteristics and risks of futures, see Appendix B to the Statement of Additional Information.

CONCENTRATION POLICY
As a fundamental policy, no Fund will invest 25% or more of its total assets in the securities of any industry, although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. Each Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Funds from time to time will invest 25% or more of their total assets in a particular segment of the municipal bond market such as in housing, health care, and/or utility obligations. In addition, Arizona Limited Term Tax Free Fund, Arizona Tax Free Fund, California Limited Term Tax Free Fund, California Tax Free Fund, Colorado Limited Term Tax Free Fund, Colorado Insured Tax Free Fund, Florida Limited Term Tax Free Fund, Florida Tax Free Fund, Idaho Tax Free Fund, New York Tax Free Fund, National Limited Term Tax Free Fund and National Tax Free Fund may invest in transportation, education and/or industrial obligations. In such circumstances, economic, business, political and other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see "Investment Policies and Restrictions-- Concentration Policy" in the Statement of Additional Information.

         Each Fund's Board may change any of the foregoing policies that are not specifically designated fundamental.


RISKS AND SPECIAL INVESTMENT CONSIDERATIONS
--------------------------------------------------------------------------------
GENERAL
The yields on Tax Exempt Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Tax Exempt Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Tax Exempt Obligations of longer maturity produce higher current yields than Tax Exempt Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated Tax Exempt Obligations generally produce a higher yield than higher-rated Tax Exempt Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Tax Exempt Obligations held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
         In normal circumstances, each Fund (except for the Insured Funds) may invest up to 20% of its total assets in Tax Exempt Obligations rated below investment grade (but not rated lower than B by S&P or Moody's) or in unrated Tax Exempt Obligations considered by Voyageur to be of comparable quality to such securities. Investment in such lower grade Tax Exempt Obligations involves special risks as compared with investment in higher grade Tax Exempt Obligations. The market for lower grade Tax Exempt Obligations is considered to be less liquid than the market for investment grade Tax Exempt Obligations, which may adversely affect the ability of a Fund to dispose of such securities in a timely manner at a price which reflects the value of such securities in Voyageur's judgment. The market price for less liquid securities tends to be more volatile than the market price for more liquid securities. The lower liquidity of and the absence of readily available market quotations for lower grade Tax Exempt Obligations may make Voyageur's valuation of such securities more difficult, and Voyageur's judgment may play a greater role in the valuation of the Fund's lower grade Tax Exempt Obligations. Periods of economic uncertainty and changes may have a greater impact on the market price of such bonds and, therefore, the net asset value of any Fund investing in such obligations.
         Lower grade Tax Exempt Obligations generally involve greater credit risk than higher grade Tax Exempt Obligations and are more sensitive to adverse economic changes, significant increases in interest rates and individual issuer developments. Because issuers of lower grade Tax Exempt Obligations frequently choose not to seek a rating of such securities, a Fund will rely more heavily on Voyageur's ability to determine the relative investment quality of such securities than if such Fund invested exclusively in higher grade Tax Exempt Obligations. A Fund may, if deemed appropriate by Voyageur, retain a security whose rating has been downgraded below B by S & P or Moody's, or whose rating has been withdrawn. In no event, however, will more than 5% of each Fund's total assets consist of securities that have been downgraded to a rating lower than the minimum rating in which each Fund is permitted to invest or, in the case of unrated securities, that have been determined by Voyageur to be of a quality lower than such minimum rating. Additional information concerning the risks associated with instruments in lower grade Tax Exempt Obligations is included in the Fund's Statement of Additional Information.
         The principal and interest payments on the Derivative Tax Exempt Obligations underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Tax Exempt Obligations. The Funds may also invest in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short term Tax Exempt Obligations or an index of short term Tax Exempt Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Tax Exempt Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Tax Exempt Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Funds.

STATE CONSIDERATIONS
The value of Tax Exempt Obligations owned by the Funds may be adversely affected by local political and economic conditions and developments within a particular state. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect Tax Exempt Obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandatory additional services). A summary description of certain factors affecting and statistics describing issuers of Tax Exempt Obligations of each applicable state is set forth below. Such information has been taken from publicly available offering documents relating to the relevant state or issuers located in such state. No Fund or Voyageur has independently verified this information and no Fund or Voyageur makes any representation regarding such information. See "Special Factors Affecting the Funds" in the Statement of Additional Information.
         ARIZONA'S primary economic sectors include services, trade, tourism and manufacturing. Arizona maintained a general fund surplus of $399.9 million (on general fund revenues of approximately $4.663 billion) for its 1996 fiscal year. Currently there are no general obligation ratings for the state. CALIFORNIA'S primary economic sectors are agriculture, services, trade and manufacturing. In 1994, Orange County, California filed a voluntary petition under the bankruptcy code. Moody's and Standard & Poor's suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the pooled investment fund. California projects a general fund surplus of $648 million for its 1996-97 fiscal year (on estimated revenues of approximately $48.4 billion). Currently, California's general obligation bonds are rated A1 by Moody's, A by S&P and "A+" by Fitch Investors Service, Inc. ("Fitch"). COLORADO'S economy is based primarily on services. Colorado maintained a generally balanced budget for its 1996 fiscal year (on general fund revenues of approximately $4.269 billion). Currently there are no general obligation ratings for Colorado. FLORIDA'S economy is based primarily on the services sector and tourism in particular. Florida projected unencumbered reserves of $610.1 million for its 1996-1997 fiscal year (on estimated revenues of approximately $15.567 billion). Currently, Florida's general obligation bonds are rated Aa by Moody's and AA by S&P. IDAHO'S primary economic sectors are services, agriculture, manufacturing and mining. Idaho maintained a fiscal year 1996 general fund surplus of approximately $11.7 million (on revenues of approximately $1.351 billion). Currently there are no general obligation ratings for Idaho. IOWA'S primary economic sectors are services, manufacturing and agriculture. Iowa maintained an unreserved fund balance of approximately $201.6 million (on revenues of approximately $4.405 billion) for its fiscal year 1996. Currently there are no general obligation ratings for Iowa. KANSAS' economy is based primarily on agriculture, manufacturing, and services. Kansas projected a positive general fund balance for its 1997 fiscal year (on estimated general fund revenues of approximately $3.527 billion). Currently there are no general obligation ratings for Kansas. MINNESOTA'S economy is based primarily on agriculture, manufacturing and services. Minnesota projects a balanced general fund at the end of its 1997 biennium of $502.4 million (based on estimated General Fund revenues of $19.1 billion). Currently Minnesota's general obligation bonds are rated Aaa by Moody's, AA+ by S&P and AAA by Fitch. MISSOURI'S primary economic sectors are services, manufacturing and agriculture. Missouri had a general fund surplus of $335.4 million for its 1996 fiscal year (on revenues of approximately $5.442 billion). Currently Missouri's general obligation bonds are rated Aaa by Moody's, AAA by S&P and AAA by Fitch. NEW MEXICO'S economy is based primarily on agriculture but also has tourism, services and mining sectors. New Mexico projected a $144 million general fund surplus for its 1996 fiscal year (on estimated revenues of approximately $2.757 billion). Currently New Mexico's general obligation bonds are rated Aa1 by Moody's and AA+ by S&P. NEW YORK'S economy is based primarily on services and tourism. New York projects a general fund balance of $358 million for its 1997 fiscal year, and a projected surplus of $1.3 billion for its 1996-97 General Fund Financial Plan (based on total estimated revenues of $32.966 billion). The City's 1996-99 Financial Plan successfully implemented a $3.1 billion gap-closing program for the 1996 fiscal year. Currently, New York's general obligation bonds are rated A by Moody's and A- by S&P. The City's general obligation bonds are rated Baa1 by Moody's and A- by S&P. NORTH DAKOTA'S economy is based primarily on agriculture and services. North Dakota projects a positive fund balance for its 1997 biennium of $63 million (on revenues of approximately $1.37 billion). Currently North Dakota's general obligation bonds are rated Aa by Moody's and AA- by S&P. OREGON'S economy is based primarily on forestry, agriculture, manufacturing and tourism sectors. Oregon expects to maintain a general fund surplus of approximately $536.3 million for its 1997 biennium (on estimated revenue of approximately $7.399 billion). Currently Oregon's general obligation bonds are rated Aa by Moody's and AA by S&P. UTAH'S economy is based primarily on services, agriculture and mining sectors. Utah maintained a general and Uniform School fund surplus of approximately $9.1 million for its 1996 fiscal year (on estimated revenues of approximately $2.67 billion). Currently Utah's general obligation bonds are rated Aaa by Moody's, AAA by S&P and AAA by Fitch. WASHINGTON'S economy is based primarily on manufacturing and service sectors as well as agriculture and timber production. Washington projected a positive general fund surplus for its 1995-1997 biennium (on estimated revenues of approximately $18.3 billion). Currently Washington's general obligation bonds are rated Aa by Moody's and AA by S&P. WISCONSIN'S economy is based primarily on agriculture, services and manufacturing. Wisconsin maintained a general fund balance of $442 million for its 1996 fiscal year (on estimated revenues of approximately $20.686 billion). Currently Wisconsin's general obligation bonds are rated Aa by Moody's and AA by S&P.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
Each Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in the Statement of Additional Information. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that no Fund may borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (10% for Colorado Tax Free Fund) (certain Funds may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). Also, certain Funds may not, as a matter of fundamental policy invest more than 15% of their net assets in illiquid securities and pledge, hypothecate, mortgage or otherwise encumber their assets in excess of 10% of net assets. See "Investment Policies and Restrictions--Investment Restrictions" in the Statement of Additional Information. Each Fund also has a number of non-fundamental investment restrictions which may be changed by the Fund's Board without the shareholder approval. These include restrictions providing that no Fund may (a) invest more than 5% of its total assets in securities of any single investment company or
(b) invest more than 10% of its total assets in securities of two or more investment companies. To the extent that a Fund invests in the securities of other open-end investment companies, Voyageur will take appropriate action to avoid subjecting such Fund's shareholders to duplicate management and other fees and expenses.
         Any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
ALTERNATIVE PURCHASE ARRANGEMENTS
The Funds offer investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Page 2 of the Prospectus contains a summary of these alternative purchase arrangements.
         A broker-dealer may receive different levels of compensation depending on which class of shares is sold. In addition, the Underwriter from time to time pays certain additional cash incentives of up to $100 and/or non cash incentives such as vacations or merchandise to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, the Underwriter pays amounts not to exceed 1.25% of a Fund's net assets (such as payments related to retention of shares sold by a particular broker-dealer or financial institution for a specified period of time), to broker-dealers and financial institutions who meet certain objective standards developed by the Underwriter.

GENERAL PURCHASE INFORMATION
The minimum initial investment in each Fund is $1,000, and the minimum additional investment is $100. Each Fund's shares may be purchased at the public offering price from the Underwriter, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with the Underwriter, and from certain financial institutions that have selling agreements with the Underwriter.
         When orders are placed for shares of a Fund, the public offering price used for the purchase will be the net asset value per share next determined, plus the applicable sales charge, if any. If an order is placed with the Underwriter or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. The Fund reserves the right, in its absolute discretion, to reject any order for the purchase of shares.
         Shares of the Funds may be purchased by opening an account either by mail or by phone. Dividend income begins to accrue as of the opening of the New York Stock Exchange (the "Exchange") on the day that payment is received. If payment is made by check, payment is considered received on the day the check is received if the check is drawn upon a member bank of the Federal Reserve System within the Ninth Federal Reserve District (Michigan's Upper Peninsula, Minnesota, Montana, North Dakota, South Dakota and northwestern Wisconsin). In the case of other checks, payment is considered received when the check is converted into "Federal Funds," i.e., monies of member banks within the Federal Reserve System that are on deposit at a Federal Reserve Bank, normally within two days after receipt.
         An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check or other means approved in advance by the Underwriter. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

AUTOMATIC INVESTMENT PLAN
Investors may make systematic investments in fixed amounts automatically on a monthly basis through each Fund's Automatic Investment Plan. Additional information is available from the Underwriter by calling 800-545-3863.

PURCHASES BY MAIL
To open an account by mail, complete the general authorization form attached to this Prospectus, designate an investment dealer or other financial institution on the form, and mail it, along with a check payable to the applicable Fund, to:

                                      NW 9369
                                   P.O. BOX 1450
                            MINNEAPOLIS, MN 55485-9369

PURCHASES BY TELEPHONE
To open an account by telephone, call 612-376-7014 or 800-545-3863 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the appropriate Fund as follows:

                  NORWEST BANK MINNESOTA, N.A., ABA #091000019
                  FOR CREDIT OF: (INSERT APPLICABLE FUND NAME)
                          CHECKING ACCOUNT NO.: 872-458
                     ACCOUNT NUMBER: (ASSIGNED BY TELEPHONE)

         Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the close of trading on the Exchange, the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the Fund after making the initial telephone purchase.

CLASS A SHARES--FRONT END SALES CHARGE ALTERNATIVE
The public offering price of Class A shares of each Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Underwriter and other broker-dealers.


The current sales charges are:
GROUP 1* FUNDS


                                            SALES CHARGE      SALES CHARGE    DEALER DISCOUNT
                                              AS % OF           AS % OF           AS % OF
AMOUNT OF PURCHASE                        NET ASSET VALUE    OFFERING PRICE   OFFERING PRICE(1)
-----------------------------------------------------------------------------------------------
Less than $50,000                               3.90%             3.75%             3.25%
$50,000 but less than $100,000                  3.63              3.50              3.00
$100,000 but less than $250,000                 2.83              2.75              2.50
$250,000 but less than $500,000                 2.04              2.00              1.75
$500,000 but less than $1,000,000               1.78              1.75              1.75
$1,000,000 or more                              NAV(3)            NAV(3)            1.00(2)
-----------------------------------------------------------------------------------------------


GROUP 2** FUNDS


                                            SALES CHARGE    SALES CHARGE  DEALER DISCOUNT
                                              AS % OF         AS % OF         AS % OF
AMOUNT OF PURCHASE                        NET ASSET VALUE  OFFERING PRICE OFFERING PRICE(1)
-------------------------------------------------------------------------------------------
Less than $50,000                               2.83%           2.75%           2.25%
$50,000 but less than $100,000                  2.56            2.50            2.00
$100,000 but less than $250,000                 1.78            1.75            1.50
$250,000 but less than $500,000                 1.01            1.00            0.75
$500,000 but less than $1,000,000               0.76            0.75            0.75
$1,000,000 or more                              NAV(3)          NAV(3)          0.50(2)
-------------------------------------------------------------------------------------------


1 Brokers and dealers who receive 90% or more of the sales charge may be considered to be underwriters under the Securities Act of 1933, as amended.
2 The Underwriter intends to pay its investment executives and other broker-dealers and banks that sell Fund shares, out of its own assets, a fee of 1% (.50% for Group 2 Funds) of the offering price of sales of $1,000,000 or more, other than on sales not subject to a contingent deferred sales charge.
3 Purchases of $1,000,000 or more may be subject to a contingent deferred sales charge at the time of redemption. See "How to Sell Shares--Contingent Deferred Sales Charge."
* Group 1 Funds: Arizona Tax Free, Arizona Insured Tax Free, California Tax Free, California Insured Tax Free, Florida Tax Free, Florida Insured Tax Free, Missouri Insured Tax Free, National Tax Free, National Insured Tax Free, New York Tax Free Fund, Oregon Insured Tax Free, Washington Insured Tax Free, Kansas Tax Free, Minnesota Tax Free, Minnesota Insured, North Dakota Tax Free, Colorado Tax Free, Colorado Insured Tax Free, Iowa Tax Free, New Mexico Tax Free, Utah Tax Free, Wisconsin Tax Free and Idaho Tax Free.
** Group 2 Funds: Arizona Limited Term Tax Free, Colorado Limited Term Tax Free, California Limited Term Tax Free, National Limited Term Tax Free, Minnesota Limited Term Tax Free and Florida Limited Term Tax Free.

       In connection with the distribution of the Funds' Class A shares, the Underwriter is deemed to receive all applicable sales charges. The Underwriter, in turn, pays its investment executives and other broker-dealers selling such shares a "dealer discount," as set forth above. In the event that shares are purchased by a financial institution acting as agent for its customers, the Underwriter or the broker-dealer with whom such order was placed may pay all or part of its dealer discount to such financial institution in accordance with agreements between such parties.

SPECIAL PURCHASE PLANS--REDUCED SALES CHARGES
Certain investors (or groups of investors) may qualify for reductions in the sales charges shown above. Investors should contact their broker-dealer or the Funds for details about the Funds' Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included with the general authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Underwriter without notice to existing Fund shareholders.

RULE 12b-1 FEES
Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of a Fund attributable to Class A shares. All or a portion of such fees are paid quarterly to financial institutions and service providers with respect to the average daily net assets attributable to shares sold or serviced by such institutions and service providers. For additional information about this fee, see "Management--Plan of Distribution" below.

CONTINGENT DEFERRED SALES CHARGE
Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Underwriter pays investment dealers out of its own assets, a fee of 1% (.50% for Group 2 Funds) of the offering price of such shares. If these shares are redeemed within two years after purchase (one year for Group 2 Funds), the redemption proceeds will be reduced by a contingent deferred sales charge ("CDSC") of 1%. For additional information, see "How to Sell Shares-- Contingent Deferred Sales Charge."

WAIVER OF SALES CHARGES
A limited group of institutional and other investors may qualify to purchase Class A shares at net asset value, with no front end or deferred sales charges. The investors qualifying to purchase such shares are: (a) officers and directors of the Funds; (b) officers, directors and full-time employees of Dougherty Financial Group, Inc. and Pohlad Companies, and officers, directors and full-time employees of parents and subsidiaries of the foregoing companies; (c) officers, directors and full-time employees of investment advisers of other mutual funds subject to a sales charge and included in any other family of mutual funds that includes any Voyageur Fund as a member ("Other Load Funds"), and officers, directors and full-time employees of parents, subsidiaries and corporate affiliates of such investment advisers; (d) spouses and lineal ancestors and descendants of the officers, directors/trustees and employees referenced in clauses (a), (b) and (c), and lineal ancestors and descendants of their spouses; (e) investment executives and other employees of banks and dealers that have selling agreements with the Underwriter and parents, spouses and children under the age of 21 of such investment executives and other employees; (f) trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity; (g) any state or any political subdivision thereof or any instrumentality, department, authority or agency of any state or political subdivision thereof; (h) partners and full-time employees of the Funds' counsel; (i) managed account clients of Voyageur, clients of investment advisers affiliated with Voyageur and other registered investment advisers and their clients (the Funds may be available through a broker-dealer which charges a transaction fee for purchases and sales) and (j) "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Voyageur.
       Class A shares will also be issued at net asset value, without a front end or deferred sales charge, if the purchase of such shares is funded by the proceeds from the redemption of shares of any unrelated open-end investment company that charges a front end sales charge, and, in certain circumstances, a contingent deferred sales charge. In order to exercise this privilege, the purchase order must be received by the Fund within 60 days after the redemption of shares of the unrelated investment company.

CLASS B SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE
The public offering price of Class B shares of each Fund is the net asset value of the Fund's shares. Class B shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The CDSC will depend on the number of years since the purchase was made according to the following table:

CDSC AS A % OF AMOUNT REDEEMED*


                 GROUPS 1 FUNDS                                   Group 2 Funds
CDSC Period                        CDSC            CDSC Period                     CDSC
------------------------------------------------   --------------------------------------------
1st year after purchase              5%            1st year after purchase           4%
2nd year after purchase              4             2nd year after purchase           3
3rd year after purchase              4             3rd year after purchase           3
4th year after purchase              3             4th year after purchase           2
5th year after purchase              2             5th year after purchase           1
6th year after purchase              1             Thereafter                        0
Thereafter                           0
-----------------------------------------------------------------------------------------------

* The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of redemption.

         Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Funds in connection with the sale of Class B shares, such as the payment of compensation to selected broker dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Funds to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge at the time the shares are sold, the Underwriter pays to brokers who sell Class B shares a sales commission equal to 4% (3% for Group 2) of the amount invested and pays an ongoing annual servicing fee of .15% (paid quarterly) calculated on the net assets attributable to sales made by such broker-dealers.

RULE 12b-1 FEES
Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of a Fund attributable to Class B shares. The higher 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" above and "Management--Plan of Distribution" below.

CONVERSION FEATURE
On the first business day of the month eight years after the purchase date, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Voyageur Fund will convert into Class A shares based on the time of the initial purchase. Similarly, Class B shares acquired by exercise of the Reinstatement Privilege will convert into Class A shares based on the time of the original purchase of Class B shares. See "Reinstatement Privilege" below. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of issuance of such shares.

CLASS C SHARES--LEVEL LOAD ALTERNATIVE
The public offering price of Class C shares of each Fund is the net asset value of the Fund's shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% (.50% for Group 2 Funds) will be imposed if shares are redeemed within one year of purchase. For additional information see "How to Sell Shares-- Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

RULE 12b-1 FEES
Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of a Fund attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" and "Management--Plan of Distribution."
         Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Funds in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Funds to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class C shares a sales commission equal to 1% of the amount invested and an ongoing annual fee of .90% (paid quarterly commencing in the thirteenth month after the sale of such shares) calculated on the net assets attributable to sales made by such broker-dealers.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Each Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. Shareholders will not earn any income on redeemed shares on the redemption date. Each Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for such Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.
         Each Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by a Fund.

CONTINGENT DEFERRED SALES CHARGE
The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.
         In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth. If a shareholder owns Class A and either Class B or Class C shares, then absent a shareholder choice to the contrary, Class B or Class C shares not subject to a CDSC, will be redeemed in full prior to any redemption of Class A shares not subject to a CDSC.
         The CDSC does not apply to: (a) redemptions of Class B shares in connection with the automatic conversion to Class A shares; (b) redemptions of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (c) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code.
         If a shareholder exchanges Class A, Class B or Class C shares subject to a CDSC for Class A, Class B or Class C shares, respectively, of a different Voyageur Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. Fund shares are exchangeable for shares of any money market fund available through Voyageur. No CDSC will be imposed at the time of any such exchange; however, the shares acquired in any such exchange will remain subject to the CDSC and the period during which such shares represent shares of the money market fund will not be included in determining how long the shares have been held. Any CDSC due upon a redemption of Fund shares will be reduced by the amount of any Rule 12b-1 payments made by such money market fund with respect to such shares.
         The Underwriter, upon notification, intends to provide, out of its own assets, a pro rata refund of any CDSC paid in connection with a redemption of Class A, Class B or Class C shares of any Fund (by crediting such refunded CDSC to such shareholder's account) if, within 90 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Voyageur Funds. Any reinvestment within 90 days of a redemption to which the CDSC was paid will be made without the imposition of a FESC but will be subject to the same CDSC to which such amount was subject prior to the redemption. The amount of the CDSC will be calculated from the original investment date.

EXPEDITED REDEMPTIONS
Each Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, each Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. Each Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Funds' expedited redemption procedures.

EXPEDITED TELEPHONE REDEMPTION
Shareholders redeeming at least $1,000 and no more than $50,000 (for which certificates have not been issued) may redeem by telephoning the Fund directly at 612-376-7014 or 800-545-3863. The applicable section of the general authorization form must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the general authorization form. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the shareholder's address of record or to the bank account designated on the authorization form and requiring certain means of telephonic identification. The Fund's Adviser and Distributor will not be liable for following instructions which are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS THROUGH CERTAIN BROKER DEALERS
Certain broker-dealers who have sales agreements with the Underwriter may allow their customers to effect a redemption of shares of a Fund purchased through such broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

GOOD ORDER
"Good order" means that stock certificates, if issued, must accompany the written request for redemption and must be duly endorsed for transfer, or must be accompanied by a duly executed stock power. If no stock certificates have been issued, a written request to redeem must be made. Stock certificates will not be issued for Class B or Class C shares. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See "Other Information" in the Statement of Additional Information. The Adviser may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by the Adviser to subject the Fund to an unusual degree of risk.

MONTHLY CASH WITHDRAWAL PLAN
An investor who owns or buys shares of any Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information.


REINSTATEMENT PRIVILEGE
--------------------------------------------------------------------------------
An investor in a Fund whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege as to such Fund may reinvest the proceeds of such redemption in shares of the same class of any Voyageur Fund eligible for sale in the shareholder's state of residence. Reinvestment will be at the net asset value of Fund shares next determined after the Underwriter receives a check along with a letter requesting reinstatement. The Underwriter must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund.
         Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of shares of a Fund, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of such Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
Except as described below, shareholders may exchange some or all of their Fund shares for shares of another Voyageur Fund, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class A shareholders may exchange their shares for Class A shares of other Voyageur Funds. Class B shareholders may exchange their shares for the Class B shares of other Voyageur Funds and Class C shareholders may exchange their shares for the Class C shares of other Voyageur Funds. Shares of each class may also be exchanged for shares of any money market fund available through Voyageur.
         The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request, plus the amount, if any, by which the applicable sales charge exceeds the sum of all sales charges previously paid in connection with the prior investment. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limitation on exchange frequency; however, the Funds are intended for long term investment and not as a trading vehicle. The Adviser reserves the right to prohibit excessive exchanges (more than four per quarter). The Adviser also reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered to be a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the Fund in which the investor owns shares, through the Adviser or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the Fund to be acquired and should read such prospectus carefully. Contact any of the Funds, the Adviser or any of such other broker-dealers for further information about the exchange privilege.


MANAGEMENT
--------------------------------------------------------------------------------
The Boards of Directors, or Trustees, as the case may be, of the Funds are responsible for managing the business and affairs of the Funds. The names, addresses, principal occupations and other affiliations of Directors and executive officers of the Funds are set forth in the Statement of Additional Information.

INVESTMENT ADVISER; PORTFOLIO MANAGEMENT
Voyageur has been retained under an investment advisory agreement (the "Advisory Agreement") to act as each Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group, Inc. ("DFG"), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. As of March 31, 1996, Voyageur and its affiliates served as the manager to six closed-end and ten open-end investment companies (comprising 32 separate investment portfolios), administered numerous private accounts and managed approximately $9 billion in assets. Voyageur's principal business address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.
         Each Fund pays Voyageur a monthly investment advisory and management fee equivalent on an annual basis to .50% of its average daily net assets, except each Limited Term Tax Free Fund pays .40% of its average daily net assets.
         Andrew M. McCullagh, Jr. has had, since inception, day-to-day portfolio management responsibility for the Arizona Funds, California Funds, Colorado Funds, National Insured Fund, as well as the New Mexico Fund, North Dakota Fund and Utah Fund. Mr. McCullagh was a Director of Voyageur and the Underwriter from 1993 through 1995 and has been Senior Tax Exempt Portfolio Manager for Voyageur since January 1990. He is President of Colorado Tax Free Fund and is an Executive Vice President of each of the other Voyageur Funds. Mr. McCullagh currently has over 23 years experience in municipal bond trading, underwriting and portfolio management.
         Elizabeth H. Howell has had, since 1991, day-to-day portfolio management responsibility for the Minnesota Funds, as well as, since inception, the Idaho, Kansas, Missouri, Oregon and Washington Funds. Ms. Howell is a
Vice President and Senior Tax Exempt Portfolio Manager for Voyageur, where she has been employed since 1991 and is a Vice President of each of the Voyageur Funds. Ms. Howell has over ten years experience as a securities analyst and portfolio manager.
         Steven P. Eldredge has had day-to-day portfolio management responsibility for the Florida Funds, as well as National Tax Free, National Limited Term Tax Free, Iowa and Wisconsin Funds since July 1995 and New York Tax Free Fund since December 1996. Prior to that time, the Florida Funds and the National Funds had been managed by Mr. McCullagh since their inception and the Iowa and Wisconsin Funds had been managed by Ms. Howell since their inception. Mr. Eldredge is a Senior Tax Exempt Portfolio Manager for Voyageur where he has been employed since 1995. Prior to joining Voyageur, Mr. Eldredge was a portfolio manager for ABT Mutual Funds from 1989 through 1995. Mr. Eldredge has over 18 years experience in portfolio management.

PLAN OF DISTRIBUTION
Each Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with Voyageur Fund Distributors, Inc. (the "Underwriter"). Pursuant to each Fund's Plan, the Fund pays the Underwriter a Rule 12b-1 fee, at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to each of Class B and Class C shares for servicing of shareholder accounts and distribution related services. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Underwriter and may exceed or be less than expenses actually incurred by the Underwriter. Please see the "Fees and Expenses" table at the beginning of this Prospectus for information with respect to fee waivers, if any.
         All of the Rule 12b-1 fee attributable to Class A shares, and a portion of the fee equal to .25% of the average daily net assets of the Fund attributable to each of Class B shares and Class C shares constitutes a shareholder servicing fee designed to compensate the Underwriter for the provision of certain services to the shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Funds and providing reports and other information, and services related to the maintenance of shareholder accounts. The Underwriter may use such Rule 12b-1 fee or portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.
         That portion of the Rule 12b-1 fee equal to .75% of the average daily net assets of the Fund attributable to Class B shares and Class C shares, respectively, constitutes a distribution fee designed to compensate the Underwriter for advertising, marketing and distributing the Class B shares and Class C shares of each Fund. In connection therewith, the Underwriter may provide initial and ongoing sales compensation to its investment executives and other broker-dealers for sales of Class B shares and Class C shares and may pay for other advertising and promotional expenses in connection with the distribution of Class B shares and Class C shares. The distribution fee attributable to Class B shares and Class C shares is designed to permit an investor to purchase such shares through investment executives of the Underwriter and other broker-dealers without the assessment of an initial sales charge and at the same time to permit the Underwriter to compensate its investment executives and other broker-dealers in connection with the sale of such shares.

CUSTODIAN; DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNT
SERVICES AGENT
Norwest Bank Minnesota, N.A. serves as the custodian of each Fund's portfolio securities and cash.
         Voyageur acts as each Fund's dividend disbursing, transfer, administrative and accounting services agent to perform dividend-paying functions, to calculate each Fund's daily share price, to maintain shareholder records and to perform certain regulatory and compliance related services for the Funds. The fees paid for these services are based on each Fund's assets and include reimbursement of out-of-pocket expenses. Voyageur receives a monthly fee from each Fund equal to the sum of (a) $1.33 per shareholder account per month,
(b) a monthly fee ranging from $1,000 to $1,500 based on the average daily net assets of the Fund and (c) a percentage of average daily net assets which ranges from 0.11% to 0.02% based on the average daily net assets of the Fund. See "The Investment Adviser and Underwriter--Expenses of the Funds" in the Statement of Additional Information.
         Certain institutions may act as sub-administrators for one or more of the Funds pursuant to contracts with Voyageur, whereby the institutions will provide shareholder services to their customers. Voyageur will pay such sub-administrators' fees out of its own assets. The fee paid by Voyageur to any sub-administrator will be a matter of negotiation between the institution and Voyageur based on the extent and quality of the services provided.

EXPENSES OF THE FUNDS
Voyageur is contractually obligated to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees and, with respect to the Insured Funds, premiums with respect to Portfolio Insurance or Secondary Market Insurance) of each Fund which exceed 1% of such Fund's average daily net assets on an annual basis up to certain limits as set forth in detail in the Statement of Additional Information. In addition, Voyageur and the Underwriter reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Funds' expenses.
         Each Fund's expenses include, among others, fees of directors, expenses of directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of such Fund's custodian, bookkeeping, auditing and legal expenses, the fees and expenses of registering such Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

PORTFOLIO TRANSACTIONS
No Fund will effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Voyageur unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of such Fund. It is not anticipated that any Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Underwriter, unless such use would be to such Fund's advantage. Voyageur may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' securities transactions.


DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
The net asset value of Fund shares is determined once daily, Monday through Friday, as of 3:00 p.m. Minneapolis time (the primary close of trading on the Exchange) on each business day the Exchange is open for trading.
         For each Fund, the net asset value per share of each class is determined by dividing the value of the securities, cash and other assets of the Fund attributable to such class less all liabilities attributable to such class by the total number of shares of such class outstanding. For purposes of determining the net assets of each Fund, tax exempt securities are stated on the basis of valuations provided by a pricing service, approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are used when available. Non-tax exempt securities for which market quotations are readily available are stated at market value which is currently determined using the last reported sale price, or, if no sales are reported, as in the case of most securities traded over-the-counter, the last reported bid price, except that U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term notes having remaining maturities of 60 days or less are stated at amortized cost which approximates market. All other securities and other assets are valued in good faith at fair value by Voyageur in accordance with procedures adopted by the Board of Directors.


DISTRIBUTIONS TO SHAREHOLDERS AND TAXES
--------------------------------------------------------------------------------
DISTRIBUTIONS
The present policy of each Fund is to declare a distribution from net investment income on each day that the Fund is open for business. Net investment income consists of interest accrued on portfolio investments of a Fund, less accrued expenses. Distributions of net investment income are paid monthly. Short-term capital gains distributions are taxable to shareholders as ordinary income. Net realized long term capital gains, if any, are distributed annually, after utilization of any available capital loss carryovers. Distributions paid by the Funds, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.
         Shareholders receive distributions from investment income and capital gains in additional shares of the Fund and class owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. Each Fund sends to its shareholders no less than quarterly statements with details of any reinvested dividends.

TAXES
FEDERAL INCOME TAXATION
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund qualified during its last taxable year and each Fund intends to qualify during its current taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund also intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund can pay exempt-interest dividends.
         Distributions of net interest income from tax exempt obligations that are designated by a Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. Distributions paid from other interest income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from long-term capital gains (and designated as such) are taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held shares in a Fund.
         Exempt-interest dividends attributable to interest income on certain tax exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts. Each Fund may invest up to 20% of its total assets in securities which generate interest which is treated as an item of tax preference and subject to federal and state AMT, except that Minnesota Insured Fund may invest without limit in such securities and Minnesota Tax Free Fund may not invest in obligations which generate interest subject to federal and state AMT.
         The following is a summary of certain information regarding state taxation. See "Taxes" in the Statement of Additional Information.

ARIZONA STATE TAXATION
The portion of exempt-interest dividends that is derived from interest income on Arizona Tax Exempt Obligations is excluded from the Arizona taxable income of individuals, estates, trusts, and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under Arizona law.

CALIFORNIA STATE TAXATION
Individual shareholders of the California Funds who are subject to California personal income taxation will not be required to include in their California gross income that portion of their federally tax exempt dividends which a Fund clearly identifies as directly attributable to interest earned on California state or municipal obligations, and dividends which a Fund clearly identifies as directly attributable to interest earned on obligations of the United States, the interest on which is exempt from California personal income tax pursuant to federal law, provided that at least 50% of the value of the Fund's total assets consists of obligations the interest on which is exempt from California personal income taxation pursuant to federal or California law. Distributions to individual shareholders derived from interest on state or municipal obligations issued by governmental authorities in states other than California, short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Each Fund's long term capital gains for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the change or redemption.

COLORADO STATE TAXATION
To the extent that dividends are derived from interest income on Colorado Tax Exempt Obligations, such dividends will also be exempt from Colorado income taxes for individuals, trusts, estates, and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under Colorado law.

FLORIDA STATE TAXATION
Florida does not currently impose a tax on the income of individuals, and individual shareholders of the Florida Funds will thus not be subject to income tax in Florida on distributions from the Florida Funds or upon the sale of shares held in such Funds. Florida does, however, impose a tax on intangible personal property held by individuals as of the first day of each calendar year. Under a rule promulgated by the Florida Department of Revenue, shares in the Florida Funds will not be subject to the intangible property tax so long as, on the last business day of each calendar year, all of the assets of each Fund consist of obligations of the U. S. government and its agencies, instrumentalities and territories, and the State of Florida and its political subdivisions and agencies. If any Florida Fund holds any other types of assets on that date, then the entire value of the shares in such Fund (except for the portion of the value of the shares attributable to U. S. government obligations) will be subject to the intangible property tax. Each Florida Fund must sell any non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets prior to December 31. Transaction costs involved in converting the portfolio's assets to such exempt assets would likely reduce the Florida Funds' investment return and might, in extraordinary circumstances, exceed any increased investment return such Funds had achieved by investing in non-exempt assets during the year. Corporate shareholders in the Florida Funds may be subject to the Florida income tax imposed on corporations, depending upon the domicile of the corporation and upon the extent to which income received from such Fund constitutes "nonbusiness income" as defined by applicable Florida law.

IDAHO STATE TAXATION
The Idaho Fund has received a ruling from the Idaho Department of Revenue that provides that dividends paid by the Idaho Fund that are attributable to (a) interest earned on bonds issued by the State of Idaho, its cities and political subdivisions, and (b) interest earned on obligations of the U.S. government or its territories and possessions will not be included in the income of Fund shareholders subject to either the Idaho personal income tax or the Idaho corporate franchise tax. All other dividends paid by the Idaho Fund will be subject to the Idaho personal or corporate income tax. Capital gain dividends qualifying as long-term capital gains for federal tax purposes will be treated as long-term capital gains for Idaho income tax purposes. Idaho taxes long-term capital gains at the same rates as ordinary income, while imposing limitations on the deductibility of capital losses similar to those under federal law.

IOWA STATE TAXATION
The Iowa Fund has received a ruling from the Iowa Department of Revenue and Finance dated May 21, 1993 to the effect that dividends paid by the Iowa Fund that are attributable to (a) interest earned on bonds issued by the State of Iowa, its political subdivisions, agencies and instrumentalities, the interest on which is exempt from taxation by Iowa statute, and (b) interest earned on obligations of the U.S. government or its territories and possessions will not be included in the income of the Fund shareholders subject to either the Iowa personal or the Iowa corporate income tax, except in the case of shareholders that are financial institutions subject to the tax imposed by Iowa Code ss.
422.60. All other dividends paid by the Iowa Fund will be subject to the Iowa personal or corporate income tax. Capital gain dividends qualifying as long-term capital gains for federal tax purposes will be treated as long-term capital gains for Iowa income tax purposes.

KANSAS STATE TAXATION
Individuals, trusts, estates and corporations will not be subject to Kansas income tax on the portion of dividends derived from interest on obligations of Kansas and its political subdivisions issued after December 31, 1987, and interest on specified obligations of Kansas and its political subdivisions issued before January 1, 1988. The Fund intends to invest only in Kansas obligations the interest on which is excludable from Kansas taxable income. All remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts, estates, and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Kansas taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses. Dividends received by shareholders will be exempt from the tax on intangibles imposed by certain counties, cities and townships.

MINNESOTA STATE TAXATION
Minnesota taxable net income is based generally on federal taxable income. The portion of exempt-interest dividends that is derived from interest income on Minnesota Tax Exempt Obligations is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95 percent or more of the exempt-interest dividends paid by the respective Fund. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. Exempt interest dividends subject to the federal alternative minimum tax will also be subject to the Minnesota alternative minimum tax imposed on individuals, estates and trusts.
         The 1995 Minnesota Legislature has enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Minnesota Limited Term Tax Free Fund, the Minnesota Insured Fund, and the Minnesota Tax Free Fund are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Funds cannot predict the likelihood that interest on the Minnesota Tax Exempt Obligations held by the Funds would become taxable under this Minnesota statutory provision.

MISSOURI STATE TAXATION
The portion of exempt interest dividends that is derived from interest on Missouri Tax Exempt Obligations is excluded from the taxable income of individuals, trusts, and estates and of corporations subject to the Missouri corporate income tax. All remaining dividends (except dividends attributable to interest on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts, estates and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Missouri taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.

NEW YORK STATE AND CITY TAXATION
The portion of exempt-interest dividends that is derived from interest income on New York Tax-Exempt Obligations is excluded from the New York State and New York City gross income of individuals, estates and trusts; the remaining portion of such dividends, and dividends that are not tax-exempt interest dividends, are included in the New York State and New York City gross income of individuals, estates, and trusts. Exempt-interest dividends are not excluded from the New York State and New York City gross income of corporations and banks, and dividends from the Fund will not qualify for the New York State or New York City dividends-received deduction for corporations and banks.

NEW MEXICO STATE TAXATION
The portion of exempt interest dividends that is derived from interest on New Mexico Tax Exempt Obligations is excluded from the taxable income of individuals, trusts, and estates, and of corporations subject to the New Mexico corporate income tax. The Fund will provide shareholders with an annual statement identifying income paid to shareholders by source. All remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts, estates and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. New Mexico taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.

NORTH DAKOTA STATE TAXATION
North Dakota taxable income is based generally on federal taxable income. The portion of exempt interest dividends that is derived from interest income on North Dakota Tax Exempt Obligations is excluded from the North Dakota taxable income of individuals, estates, trusts and corporations. Exempt interest dividends are not excluded from the North Dakota taxable income of banks. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under North Dakota law.

OREGON STATE TAXATION
The portion of exempt interest dividends that is derived from interest on Oregon Tax Exempt Obligations is excluded from the taxable income of individuals, trusts and estates. All remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts and estates. Furthermore, all dividends, including exempt interest dividends, will be includable in the taxable income of corporations subject to the Oregon corporation excise tax. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Oregon taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.

UTAH STATE TAXATION
All exempt interest dividends, whether derived from interest on Utah Tax Exempt Obligations or the Tax Exempt Obligations of any other state, are excluded from the taxable income of individuals, trusts, and estates. Any remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts, and estates. Furthermore, all dividends, including exempt interest dividends, will be includable in the taxable income of corporations subject to the Utah corporate franchise tax. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Utah taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.

WASHINGTON STATE TAXATION
Washington does not currently impose an income tax on individuals or corporations. Therefore, dividends paid to shareholders will not be subject to tax in Washington.

WISCONSIN STATE TAXATION
The Wisconsin Fund has received a ruling from the Wisconsin Department of Revenue dated July 7, 1993 to the effect that dividends paid by the Wisconsin Fund that are attributable to (a) interest earned on certain higher education bonds issued by the State of Wisconsin, certain bonds issued by the Wisconsin Housing and Economic Development authority, Wisconsin Housing Finance Authority bonds, and public housing authority bonds and redevelopment authority bonds issued by Wisconsin municipalities, the interest on which is exempt from taxation by Wisconsin statute, and (b) interest earned on obligations of the U.
S. government or its territories and possessions will not be included in the income of the Fund shareholders subject to the Wisconsin personal income tax. Capital gain dividends qualifying as long-term capital gains for federal tax purposes will be treated as long-term capital gains for Wisconsin income tax purposes.

         The foregoing discussion relates to federal and state taxation as of the date of the Prospectus. See "Taxes" in the Statement of Additional Information. Distributions from the Funds, including exempt-interest dividends, may be subject to tax in other states. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.


INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------
Advertisements and other sales literature for the Funds may refer to "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return" and may compare such performance quotations with published indices and comparable quotations of other funds. Performance quotations are computed separately for Class A, Class B and Class C shares of the Funds. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
         The advertised yield of each Fund will be based on a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share deemed earned during the period by the maximum offering price per share on the last day of the period. The result is then annualized using a formula that provides for semiannual compounding of income.
         Taxable equivalent yield is calculated by applying the stated income tax rate only to that portion of the yield that is exempt from taxation. The tax exempt portion of the yield is divided by the number 1 minus the stated income tax rate (e.g., 1-28% = 72%). The result is then added to that portion of the yield, if any, that is not tax exempt.
         Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.
         Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.
         In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. and Morningstar.
         For Fund performance information and daily net asset value quotations, investors may call 612-376-7010 or 800-525-6584. For additional information regarding the calculation of a Fund's yield, taxable equivalent yield, average annual total return and cumulative total return, see "Calculation of Performance Data" in the Statement of Additional Information.


GENERAL INFORMATION
--------------------------------------------------------------------------------
Each Fund sends to its shareholders six-month unaudited and annual audited financial statements.
         The shares of the Funds constitute separate series of the parent entities listed below. Certain of these parent entities are organized as Minnesota corporations, and the shares of the series thereof are transferable common stock, $.01 par value per share, of such corporations. Other parent entities are organized as business trusts under the laws of the Commonwealth of Massachusetts, and the shares of the series thereof represent transferable common shares of beneficial interest. All shares of each corporation and, subject to the statement below regarding shareholder liability, of each trust, are non assessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Board of each corporation and trust is empowered to issue other series of common stock or common shares of beneficial interest without shareholder approval. Set forth below is a listing of the parent entities and constituent series, form of organization and date of organization of the parent.


PARENT                                      FORM OF ORGANIZATION           DATE ORGANIZED
--------------------------------------------------------------------------------------------
VOYAGEUR TAX FREE FUNDS, INC.               Minnesota Corporation          November 10, 1983
Minnesota Tax Free
North Dakota Tax Free

VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.  Minnesota Corporation          January 21, 1985
Arizona Limited Term Tax Free
California Limited Term Tax Free
Colorado Limited Term Tax Free
Minnesota Limited Term Tax Free
National Limited Term Tax Free

VOYAGEUR INSURED FUNDS, INC.                Minnesota Corporation          January 6, 1987
Arizona Insured Tax Free
Colorado Insured Tax Free
Minnesota Insured
National Insured Tax Free

VOYAGEUR INVESTMENT TRUST                   Massachusetts Business Trust   September 16, 1991
California Insured Tax Free
Florida Insured Tax Free
Florida Tax Free
Kansas Tax Free
Missouri Insured Tax Free
New Mexico Tax Free
Oregon Insured Tax Free
Utah Tax Free
Washington Insured Tax Free

VOYAGEUR INVESTMENT TRUST II                Massachusetts Business Trust   November 16, 1993
Florida Limited Term Tax Free

VOYAGEUR MUTUAL FUNDS, INC.                 Minnesota Corporation          April 14, 1993
Arizona Tax Free
California Tax Free
Idaho Tax Free
Iowa Tax Free
Wisconsin Tax Free
National Tax Free
New York Tax Free

VOYAGEUR MUTUAL FUNDS II, INC.              Minnesota Corporation          January 13, 1987
Colorado Tax Free
-------------------------------------------------------------------------------------------

         The Funds currently offer their shares in multiple classes, each with different sales arrangements and bearing different expenses. Class A, Class B and Class C shares each represent interests in the assets of the respective Funds and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of a Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.
         Fund shares are freely transferable, subject to applicable securities laws, are entitled to dividends as declared by the Board, and, in liquidation of a Fund, are entitled to receive the net assets, if any, of such Fund. The Funds do not generally hold annual meetings of shareholders and will do so only when required by law.
         Each share of a series has one vote irrespective of the relative net asset value of the shares. On some issues, such as the election of Board members, all shares of a corporation or trust vote together as one series of such corporation or trust. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.
         The assets received by a corporation or trust for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series or class thereof, are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class thereof, and with a share of the general expenses of such corporation or trust. Any general expenses of a corporation or trust not readily identifiable as belonging to a particular series or class shall be allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued. Each corporation's Articles of Incorporation and trust's Declaration of Trust limit the liability of the respective Board members to the fullest extent permitted by law. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.
         In the opinion of the staff of the Securities and Exchange Commission, the use of this combined Prospectus may possibly subject all of the Funds to a certain amount of liability for any losses arising out of any statement or omission in this Prospectus regarding a particular Fund. In the opinion of the Funds' executive officers, however, the risk of such liability is not materially increased by the use of a combined Prospectus.

NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR VOYAGEUR FUND DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.





MINNESOTA HIGH YIELD MUNICIPAL BOND FUND



[GRAPHIC OMITTED]
[LOGO] VOYAGEUR


--------------------------------------------------------------------------------
VOYAGEUR MINNESOTA HIGH YIELD MUNICIPAL BOND FUND



VOYAGEUR FUNDS (NOT PART OF PROSPECTUS); DATED APRIL 28, 1997






TABLE OF CONTENTS

--------------------------------------------------------------------------------
3              FEES AND EXPENSES
--------------------------------------------------------------------------------
4              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
               THE FUND
--------------------------------------------------------------------------------
4              INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
13             RISKS AND SPECIAL INVESTMENT CONSIDERATIONS
--------------------------------------------------------------------------------
16             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
17             HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
22             HOW TO SELL SHARES
--------------------------------------------------------------------------------
24             REINSTATEMENT PRIVILEGE
--------------------------------------------------------------------------------
25             EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
25             MANAGEMENT
--------------------------------------------------------------------------------
28             DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
28             DISTRIBUTIONS TO SHAREHOLDERS AND TAXES
--------------------------------------------------------------------------------
30             INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------
31             GENERAL INFORMATION
--------------------------------------------------------------------------------


VOYAGEUR FUNDS (NOT PART OF PROSPECTUS); DATED APRIL 28, 1997



PROSPECTUS

Dated April 28, 1997
--------------------------------------------------------------------------------
Voyageur Minnesota High Yield Municipal Bond Fund (the "Fund") is a series of Voyageur Mutual Funds, Inc., an open end management investment company, commonly referred to as a mutual fund. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax and from Minnesota personal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. There is no assurance that the Fund will achieve its investment objective.
         The Fund's investment adviser is Voyageur Fund Managers, Inc. ("Voyageur"). The address of Voyageur and the Fund is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.
         AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL DUE TO FLUCTUATIONS IN THE FUND'S NET ASSET VALUE.
         ON JANUARY 15, 1997, DOUGHERTY FINANCIAL GROUP, INC. ("DFG"), THE PARENT COMPANY OF VOYAGEUR FUND MANGERS, INC. ("VOYAGEUR" OR THE "ADVISER") EXECUTED AN AGREEMENT AND PLAN OF MERGER ("AGREEMENT") WITH LINCOLN NATIONAL CORPORATION ("LNC") PURSUANT TO WHICH A SUBSIDIARY OF LNC WILL BE MERGED WITH AND INTO DFG CAUSING DFG TO BECOME A WHOLLY OWNED SUBSIDIARY OF LNC. THE FUNDS' BOARDS OF DIRECTORS AND SHAREHOLDERS HAVE APPROVED THE MERGER AT A SPECIAL MEETING OF SHAREHOLDERS.
         LNC, HEADQUARTERED IN FORT WAYNE, INDIANA, OWNS AND OPERATES INSURANCE AND INVESTMENT MANAGEMENT BUSINESSES, INCLUDING DELAWARE MANAGEMENT HOLDINGS, INC. ("DMH"). AFFILIATES OF DMH SERVE AS ADVISER AND DISTRIBUTOR FOR THE DELAWARE GROUP OF INVESTMENT COMPANIES, WHICH CURRENTLY INCLUDES 16 OPEN-END FUNDS AND 2 CLOSED-END FUNDS (COMPRISING 48 SEPARATE INVESTMENT PORTFOLIOS). DMH, THROUGH ITS SUBSIDIARIES, IS RESPONSIBLE FOR THE MANAGEMENT OF APPROXIMATELY $32 BILLION.
         CONSUMMATION OF THE MERGER WILL CAUSE A CHANGE IN CONTROL OF VOYAGEUR. UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THIS WILL RESULT IN AN "ASSIGNMENT" AND AUTOMATIC TERMINATION OF THE FUNDS' INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS WITH VOYAGEUR. THE FUNDS' BOARDS OF DIRECTORS HAVE APPROVED NEW INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS CONTAINING THE SAME TERMS AND FEES AS THE FORMER AGREEMENTS AND SHAREHOLDERS HAVE ALSO APPROVED SUCH AGREEMENTS AND OTHER MATTERS RELATED TO THE MERGER. THE MERGER IS EXPECTED TO BE FINAL ON OR ABOUT APRIL 30, 1997.
         This Prospectus sets forth certain information about the Fund that a prospective investor ought to know before investing. Investors should read and retain this Prospectus for future reference. The Fund has filed a Statement of Additional Information (dated April 28, 1997) with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge by telephone (800-553-2143) and is incorporated by reference herein in its entirety.
         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Fund offers investors a choice among classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

CLASS A SHARES
An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million or sales subject to special promotions identified from time to time by Voyageur which in either case are subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. See "How to Purchase Shares--Class A Shares."

CLASS B SHARES
Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately eight years after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class B Shares."

CLASS C SHARES
Class C shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase. Class C shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class C shares of the Fund will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class C shares. Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class C Shares." Class C shares do not convert to any other class of shares.

         The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. Voyageur will treat orders for Class B shares for $250,000 or more as orders for Class A shares or such orders will be declined. Sales personnel may receive different compensation depending on which class of shares they sell.


FEES AND EXPENSES
--------------------------------------------------------------------------------


MINNESOTA HIGH YIELD MUNICIPAL BOND FUND                   CLASS A        CLASS B      CLASS C
----------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)                         3.75%          N/A(2)       N/A(2)

Deferred Sales Load
(as a percentage of original purchase price
or redemption proceeds, as applicable)                      1.00(1)         5.00%       1.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fee (after voluntary fee waiver)              .00             .00         .00
    Rule 12b-1 Fee                                           .24             .95         .99
    Other Expenses
    (after voluntary expense reimbursement)                  .00             .00         .00
                                                            -----           -----       -----

Total Fund Operating Expenses
(after voluntary fee waivers and expense reimbursements)     .24%            .95%        .99%
                                                            =====           =====       =====

Total Fund Operating Expenses
(without voluntary waiver and reimbursement)(3)             1.25%           2.00%       2.00%
                                                            =====           =====       =====

EXAMPLE
An investor in the Fund would pay the following expenses on a $1,000 investment assuming a 5% annual return and:

Redemption at the end of each period
1 Year                                                       $40             $60         $20
3 Years                                                       45              70          32
5 Years                                                       51              73          55
10 Years                                                      67              96         121

No redemption
1 Year                                                        40              10          10
3 Years                                                       45              30          32
5 Years                                                       51              53          55
10 Years                                                      67              96         121


1 A contingent deferred sales charge of 1% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more.
2 Class B and Class C shares are sold without a front-end sales charge, but their Rule 12b-1 fees may cause long term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charges.
3   The Fund's management fee without waivers would be 0.65%.

         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the above Fees and Expenses table is to assist the investor in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. The information set forth above under the heading "Total Fund Operating Expenses (after voluntary fee waivers and expense reimbursements)" reflects expenses incurred during the period ended December 31, 1996, after voluntary expense waivers and fee reimbursements. Absent such fee and expense waivers, Total Fund Operating Expenses for such period would be equivalent to the corresponding percentages disclosed above in "Total Fund Operating Expenses Without Voluntary Waiver and Reimbursement."


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table shows certain per share data and selected information for a share of capital stock outstanding during the indicated periods for the Fund. This performance has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Fund contained in its annual report. An annual report of the Fund can be obtained without charge by contacting the Fund at 800-553-2143. In addition to financial statements, the annual report contains further information about performance of the Fund.

                                                              Period ended December 31, 1996
                                                              ------------------------------
                                                           Class A(1)   Class B(2)    Class C(3)
Net Asset value:
   Beginning of period.................................... $10.00         $9.78         $9.99
Operations:
   Net Investment Income..................................    .35           .29           .30
   Net Realized and Unrealized Gain (Loss)
      on Securities.......................................    .18           .41           .19
                                                            -----         -----         -----
        Total.............................................    .53           .70           .49
                                                            -----         -----         -----

Distributions to shareholders:
   From Net Investment Income.............................   (.35)         (.29)         (.30)

Net Asset Value End of Period.............................  10.18         10.19         10.18
                                                           ======        ======        ======

Total Investment Return(5)................................   5.40%         7.29%         5.02%

Net Assets End of Period (000s)...........................  6,068         2,738           900

Ratios:
   Ratio of Expenses to Average Net Assets(6).............    .24%(4)       .95%(4)       .99%(4)
   Ratio of Net Investment Income to
      Average Net Assets..................................   5.78%(4)      5.14%(4)      4.90%(4)
   Portfolio Turnover Rate................................  14.97%        14.97%        14.97%
   Ratio of Expenses to Average Net Assets
   (assuming no voluntary waivers and reimbursements).....   1.25%(4)      2.00%(4)      2.00%(4)


NOTES TO FINANCIAL HIGHLIGHTS
1   Period from June 4, 1996 (commencement of operations) to December 31, 1996.
2   Period from June 12, 1996 (commencement of operations) to December 31, 1996.
3   Period from June 7, 1996 (commencement of operations) to December 31, 1996.
4   Annualized.
5 Total investment return is based on the change in net asset value as a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
6 The expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash received by the Fund.

THE FUND
--------------------------------------------------------------------------------
The Fund is a separate series of Voyageur Mutual Funds, Inc., a parent corporate entity which was incorporated in the State of Minnesota on April 14, 1993. The Fund is non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a non-diversified investment company, the Fund will be able to invest, subject to certain federal tax requirements, a relatively higher percentage of its assets in the securities of a limited number of issuers which may result in the Fund's securities being more susceptible to any single economic, political or regulatory occurrence than the securities of a diversified Fund. The investment objective and policies of the Fund are described below.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
The investment objective of the Fund is to seek a high level of current income exempt from federal income tax and from Minnesota personal income tax primarily through investment in a portfolio of medium and lower grade Municipal Obligations. The Fund does not purchase insurance on its portfolio securities. The Fund will attempt to invest 100% (and as a matter of fundamental policy during normal circumstances will invest at least 80%) of the value of its net assets in Municipal Obligations the interest on which is exempt from regular federal income tax and from Minnesota personal income tax. The Fund may invest without limit in securities that generate interest that is an item of tax preference for purposes of federal and state alternative minimum tax ("AMT"). In normal circumstances the weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. However, if the Adviser determines that market conditions warrant a shorter average maturity, the Fund's investments will be adjusted accordingly. During times of adverse market conditions when a defensive investment posture is warranted, the Fund may temporarily select investments without regard to the foregoing policies.
         There are risks in any investment program, and there is no assurance that the Fund's investment objective will be achieved. The value of the Fund's shares will fluctuate with changes in the market value of its investments. The Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of the Fund's shareholders as provided in the 1940 Act. The Fund will invest at least 65% of its total assets, except under abnormal market or economic situations, in medium- and lower-grade Municipal Obligations rated, at the time of investment, between BBB and B- (inclusive) by Standard & Poor's Ratings Group ("S&P"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), and BBB and B- (inclusive) by Fitch Investors Service, LP ("Fitch"), and Municipal Obligations determined by Voyageur to be of comparable quality.
         Medium-grade Municipal Obligations are rated BBB by S&P or
Fitch, Baa by Moody's or determined by the Adviser to be of comparable quality. Municipal Obligations rated BBB by S&P or Fitch generally are regarded by S&P or Fitch as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's or Fitch's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated Tax Exempt Obligations. Municipal Obligations rated Baa by Moody's generally are considered by Moody's as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.
         The Fund may invest in lower-grade Municipal Obligations rated, at the time of investment, no lower than B- by S&P or Fitch or B3 by Moody's, and in municipal securities determined by Voyageur to be of comparable quality. Municipal Obligations rated B by S&P or Fitch generally are regarded by S&P or Fitch, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligations. While such securities will likely have some quality and protective characteristics, in S&P's or Fitch's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
         The Fund will not make initial investments in Municipal Obligations rated, at the time of investment, below B- by S&P or Fitch or below B3 by Moody's, or in Municipal Obligations determined by Voyageur to be of comparable quality. The Fund may retain Municipal Obligations which are downgraded after investment. There is no minimum rating with respect to securities that the Fund may hold if downgraded after investment. See Appendix A to the Statement of Additional Information for a description of Municipal Obligations ratings.
         Investment in medium- and lower-grade securities involves special risks as compared with investment in higher-grade securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See "Risks and Special Investment Considerations." There can be no assurance that the Fund will achieve its investment objective, and the Fund may not be an appropriate investment for all investors. Furthermore, interest on certain "private activity" obligations in which the Fund may invest is treated as a preference item for the purpose of calculating the federal and state alternative minimum tax and, accordingly, a portion of the income produced by the Fund may be taxable under the federal and state alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the alternative minimum tax or who would become subject to the alternative minimum tax as a result of an investment in the Fund. See "Taxation."
         At times Voyageur may judge that conditions in the markets for medium and lower grade Municipal Obligations make pursuing the Fund's basic investment strategy of investing primarily in such Municipal Obligations inconsistent with the best interests of shareholders. At such times, the Fund may invest all or a portion of its assets in higher grade Municipal Obligations and in Municipal Obligations determined by Voyageur to be of comparable quality. Although such higher grade Municipal Obligations generally entail less credit risk, such higher grade Municipal Obligations may have a lower yield than medium and lower grade Municipal Obligations and investment in such higher grade Municipal Obligations may result in a lower yield to Fund shareholders. Voyageur may also judge that conditions in the markets for long- and intermediate-term Municipal Obligations in general make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may pursue strategies primarily designed to reduce fluctuations in the value of the Fund's assets, including investing the Fund's assets in high-quality, short-term Municipal Obligations and in high-quality, short-term taxable securities. See "Taxation."


------------------------------------------------------------------------------------------------
MOODY'S RATING                     Aaa      Aa       A     Baa     Ba       B    UNRATED
(S&P RATING)                      (AAA)    (AA)     (A)   (BBB)   (BB)     (B)    BONDS   TOTAL
------------------------------------------------------------------------------------------------
VOYAGEUR MINNESOTA HIGH YIELD
MUNICIPAL BOND FUND                 9%      7%      16%    17%     3%      7%      41%    100%
------------------------------------------------------------------------------------------------

         The Fund may invest without limitation in short term Municipal Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's, Fitch or S&P; commercial paper rated in the highest grade by any of such rating services (Prime-1, F-1+ or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. The Fund also may hold its assets in cash and in securities of tax-exempt money market mutual funds.

MUNICIPAL OBLIGATIONS
As used in this Prospectus, the term "Municipal Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions. The term "Municipal Obligations" also includes Derivative Municipal Obligations as defined below.
         Municipal Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Municipal Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Municipal Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).
         Within these principal classifications of Municipal Obligations, there is a variety of types of municipal securities. Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Municipal Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically.
         Municipal Obligations also include state or municipal leases and participation interests therein. The Fund may invest in these types of obligations without limit. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. Under these guidelines, Voyageur will consider factors including, but not limited to (1) whether the lease can be canceled, (2) what assurance there is that the assets represented by the lease can be sold, (3) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (5) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See "Investment Policies and Restrictions--Municipal Obligations" in the Statement of Additional Information.
         The Fund may also acquire Derivative Municipal Obligations, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.
         In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to the Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, the Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax-exempt. If the Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.
         The principal and interest payments on the Derivative Municipal Obligations underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Municipal Obligations. The Fund may also invest in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short term Municipal Obligations or an index of short-term Municipal Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Municipal Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Municipal Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Fund.

ILLIQUID SECURITIES
The Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.
         The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when Voyageur deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.
         Certain securities in which the Fund may invest, including municipal lease obligations, certain restricted securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the Securities Act of 1933, historically have been considered illiquid by the staff of the Securities and Exchange Commission. In accordance with more recent staff positions, however, the Fund will treat such securities as liquid and not subject to the above 15% limitation when they have been determined to be liquid by Voyageur subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Directors. See "Investment Policies and Restrictions--Illiquid Investments" in the Statement of Additional Information.

MISCELLANEOUS INVESTMENT PRACTICES
FORWARD COMMITMENTS
New issues of Municipal Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account, cash or high-grade liquid debt obligations in an amount sufficient to meet the purchase price. There is no percentage limitation on the Fund's total assets which may be invested in forward commitments. Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by the Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's investment manager deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. The Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.
         A repurchase agreement involves the purchase by the Fund of securities with the condition that, after a stated period of time, the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund could suffer a loss. See "Investment Policies and Restrictions--Taxable Obligations" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS
The Fund may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash, U. S. Government securities or other liquid debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Fund does not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Fund believes the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. Voyageur believes that the limited use of leverage may facilitate the Fund's ability to provide high current income.

OPTIONS AND FUTURES
The Fund may utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management. See "Investment Policies and Restrictions--Options and Futures Transactions" in the Statement of Additional Information. Options and futures may be used to attempt to protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.

OPTIONS ON SECURITIES
The Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.
         A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.
         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.
         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix B to the Statement of Additional Information. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.
         Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when Voyageur believes it would be advantageous to do so. Over-the-counter options are subject to the Fund's 15% illiquid investment limitation. See Appendix B to the Statement of Additional Information for a further discussion of the general characteristics and risks of options.
         Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of this strategy. If Voyageur's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (1) dependence on Voyageur's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Investment Policies and Restrictions-- Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information for further discussion and see Appendix B for a discussion of closing transactions and other risks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over the counter. The successful use of such instruments draws upon Voyageur's experience with respect to such instruments and usually depends upon Voyageur's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.
         The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash, U. S. Government securities or other liquid high grade debt securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non- hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on the Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see "Taxes" in the Statement of Additional Information. For a further discussion of the general characteristics and risks of futures, see Appendix B to the Statement of Additional Information.

CONCENTRATION POLICY
As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see "Investment Policies and Restrictions--Concentration Policy" in the Statement of Additional Information.

         The Fund's Board may change any of the foregoing policies that are not specifically designated fundamental.


RISKS AND SPECIAL INVESTMENT CONSIDERATIONS
--------------------------------------------------------------------------------
GENERAL
The yields on Municipal Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Municipal Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Municipal Obligations of longer maturity generally produce higher current yields than Municipal Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower rated Municipal Obligations generally produce a higher yield than higher rated Municipal Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Municipal Obligations held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

SPECIAL RISK CONSIDERATIONS REGARDING
MEDIUM- AND LOWER-GRADE MUNICIPAL OBLIGATIONS
The Fund invests in medium- and lower-grade Municipal Obligations. Municipal Obligations which are in the medium and lower grade categories generally offer a higher current yield than is offered by higher-grade Municipal Obligations but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Debt securities rated BB or below by S&P or Fitch and B or below by Moody's are commonly referred to as "junk bonds." Although the Fund primarily will invest in medium- and lower-grade Municipal Obligations, the Fund may invest in higher-grade Municipal Obligations for temporary defensive purposes. Such investments may result in lower current income than if the Fund were fully invested in medium and lower-grade securities.
         The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities generally can be expected to decline. However, the secondary market prices of medium- and lower-grade Municipal Obligations are less sensitive to changes in interest rates and are more sensitive to adverse economic changes or individual issuer developments than are the secondary market prices of higher-grade debt securities. Such events also could lead to a higher incidence of defaults by issuers of medium- and lower-grade Municipal Obligations as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the Municipal Obligation in the Fund's portfolio and thus in the net asset value of the Fund. Also, adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of medium- and lower-grade Municipal Obligations. The secondary market value of Municipal Obligations structured as zero coupon securities and payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Investment in such securities also involves certain tax considerations.
         Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium- and lower-grade Municipal Obligations to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the fund may be unable to obtain full recovery thereof.
         To the extent that there is no established retail market for some of the medium- or lower-grade Municipal Obligations in which the Fund may invest, trading in such securities may be relatively inactive. Voyageur has contracted with Muller Data Corporation as pricing agent and Voyageur is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Directors. During periods of reduced market liquidity and in the absence of readily available market quotations for medium- and lower-grade Municipal Obligations held in the Fund's portfolio, the ability of the pricing agent to value the Fund's securities becomes more difficult and the pricing agent's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.
         The Fund may invest in zero-coupon and payment-in-kind Municipal Obligations. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The Internal Revenue Code of 1986, as amended, requires that regulated investment companies distribute at least 90% of their net investment income each year, including tax-exempt and non-cash income. Accordingly, although the Fund will receive no coupon payments on zero-coupon securities prior to their maturity, the Fund is required, in order to maintain its desired tax treatment, to include in its distributions to shareholders in each year any income attributable to zero-coupon securities that is in excess of 10% of the Fund's net investment income in that year. The Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash.
         Voyageur seeks to minimize the risks involved in investing in medium- and lower-grade Municipal Obligations through multiple portfolio holdings, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on Voyageur's judgement, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, Voyageur will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulator matters. Voyageur may consider the credit ratings of Moody's, Fitch, and S&P in evaluating Municipal Obligations, although it does not rely primarily on these ratings. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, Voyageur continuously monitors the issuers of Municipal Obligations held in the Fund's portfolio.
         Municipal Obligations generally are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade Municipal Obligations choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Because of the nature of medium- and lower- rated Municipal Obligations, achievement by the Fund of its investment objective may be more dependent on the credit analysis of Voyageur than is the case for an investment company which invests primarily in exchange listed higher-grade securities.

STATE CONSIDERATIONS
The value of Municipal Obligations owned by the Fund may be adversely affected by local political and economic conditions and developments within Minnesota. Adverse conditions in an industry significant to the local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect Municipal Obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandatory additional services). A description of certain factors affecting and statistics describing issuers of Municipal Obligations in Minnesota is set forth in the Statement of Additional Information. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. The Minnesota Department of Finance February 1996 Forecast has projected that, under current laws, the State will complete its current biennium June 30, 1997 with a $15 million surplus, plus a $350 million cash flow account balance, plus a $220 million budget reserve. Currently Minnesota's general obligation bonds are rated Aaa by Moody's, AA+ by S&P and AAA by Fitch. See "Special Factors Affecting the Fund" in the Statement of Additional Information.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
The Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in the Statement of Additional Information. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that the Fund may not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (the Fund may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). See "Investment Policies and Restrictions--Investment Restrictions" in the Statement of Additional Information.
         The Fund also has a number of non-fundamental investment restrictions which may be changed by the Fund's Board without shareholder approval. These include restrictions providing that the Fund may not (i) invest more than 5% of its total assets in securities of any single investment company, (ii) invest more than 10% of its total assets in securities of two or more investment companies, (iii) invest more than 15% of its net assets in illiquid securities or (iv) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of net assets. If the Fund invests in securities of other investment companies, the return on any such investments will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies.
         Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
ALTERNATIVE PURCHASE ARRANGEMENTS
The Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Page 2 of the Prospectus contains a summary of these alternative purchase arrangements.
         A broker-dealer may receive different levels of compensation depending on which class of shares is sold. In addition, the Underwriter from time to time pays certain additional cash incentives of up to $100 and/or non cash incentives such as vacations or merchandise to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, the Underwriter pays amounts not to exceed 1.25% of the Fund's net assets (such as payments related to retention of shares by a particular broker-dealer or financial institution for a specified period of time), which may be made available only to broker-dealers and financial institutions who meet certain objective standards developed by the Underwriter.

GENERAL PURCHASE INFORMATION
The minimum initial investment in the Fund is $1,000, and the minimum additional investment is $100. The Fund's shares may be purchased at the public offering price from the Underwriter, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with the Underwriter, and from certain financial institutions that have selling agreements with the Underwriter.
         When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined after receipt of the order, plus the applicable sales charge, if any. If an order is placed with the Underwriter or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. The Fund reserves the right, in its absolute discretion, to reject any order for the purchase of shares.
         Shares of the Fund may be purchased by opening an account either by mail or by phone. Dividend income begins to accrue as of the opening of the New York Stock Exchange (the "Exchange") on the day that payment is received. If payment is made by check, payment is considered received on the day the check is received if the check is drawn upon a member bank of the Federal Reserve System within the Ninth Federal Reserve District (Michigan's Upper Peninsula, Minnesota, Montana, North Dakota, South Dakota and northwestern Wisconsin). In the case of other checks, payment is considered received when the check is converted into "Federal Funds," i.e., monies of member banks within the Federal Reserve System that are on deposit at a Federal Reserve Bank, normally within two days after receipt.
         An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check or other means approved in advance by the Underwriter. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

AUTOMATIC INVESTMENT PLAN
Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Additional information is available from the Underwriter by calling 800-545-3863.

PURCHASES BY MAIL
To open an account by mail, complete the general authorization form attached to this Prospectus, designate an investment dealer or other financial institution on the form, and mail it, along with a check payable to the Fund, to:

                                     NW 9369
                                  P.O. BOX 1450
                           MINNEAPOLIS, MN 55485-9369

PURCHASES BY TELEPHONE
To open an account by telephone, call 612-376-7014 or 800-545-3863 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the appropriate Fund as follows:

                  NORWEST BANK MINNESOTA, N.A., ABA #091000019
        FOR CREDIT OF: VOYAGEUR MINNESOTA HIGH YIELD MUNICIPAL BOND FUND
                          CHECKING ACCOUNT NO.: 872-458
                     ACCOUNT NUMBER: (ASSIGNED BY TELEPHONE)

         Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the close of trading on the Exchange, the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the Fund after making the initial telephone purchase.

CLASS A SHARES--FRONT END SALES CHARGE ALTERNATIVE
The public offering price of Class A shares of the Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Underwriter and other broker-dealers.

The current sales charges are:

--------------------------------------------------------------------------------------------
                                        SALES CHARGE      SALES CHARGE     DEALER DISCOUNT
                                          AS % OF            AS % OF           AS % OF
AMOUNT OF PURCHASE                    NET ASSET VALUE    OFFERING PRICE    OFFERING PRICE(1)
--------------------------------------------------------------------------------------------
Less than $50,000                           3.90%             3.75%             3.25%
$50,000 but less than $100,000              3.63              3.50              3.00
$100,000 but less than $250,000             2.83              2.75              2.50
$250,000 but less than $500,000             2.04              2.00              1.75
$500,000 but less than $1,000,000           1.78              1.75              1.75
$1,000,000 or more                          NAV(3)            NAV(3)            1.00(2)
--------------------------------------------------------------------------------------------

1 Brokers and dealers who receive 90% or more of the sales charge may be considered to be underwriters under the Securities Act of 1933, as amended.
2 The Underwriter intends to pay its investment executives and other broker-dealers and banks that sell Fund shares, out of its own assets, a fee of 1% of the offering price of sales of $1,000,000 or more, other than on sales not subject to a contingent deferred sales charge.
3 Purchases of $1,000,000 or more may be subject to a contingent deferred sales charge at the time of redemption. See "--Contingent Deferred Sales Charge."

         In connection with the distribution of the Fund's Class A shares, the Underwriter is deemed to receive all applicable sales charges. The Underwriter, in turn, pays its investment executives and other broker-dealers selling such shares a "dealer discount," as set forth above. In the event that shares are purchased by a financial institution acting as agent for its customers, the Underwriter or the broker-dealer with whom such order was placed may pay all or part of its dealer discount to such financial institution in accordance with agreements between such parties.

SPECIAL PURCHASE PLANS--REDUCED SALES CHARGES
Certain investors (or groups of investors) may qualify for reductions in the sales charges shown above. Investors should contact their broker-dealer or the Fund for details about the Fund's Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included with the general authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Underwriter without notice to existing Fund shareholders.

RULE 12b-1 FEES
Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares. All or a portion of such fees are paid quarterly to financial institutions and service providers with respect to the average daily net assets attributable to shares sold or serviced by such institutions and service providers. For additional information about this fee, see "Management--Plan of Distribution" below.

CONTINGENT DEFERRED SALES CHARGE
Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Underwriter pays investment dealers, out of its own assets, a fee of 1% of the offering price of such shares. If these shares are redeemed within two years, the redemption proceeds will be reduced by a contingent deferred sales charge ("CDSC") of 1%. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."

WAIVER OF SALES CHARGES
A limited group of institutional and other investors may qualify to purchase Class A shares at net asset value, with no front end or deferred sales charges. The investors qualifying to purchase such shares are: (1) officers and directors of the Fund; (2) officers, directors and full-time employees of Dougherty Financial Group, Inc. and Pohlad Companies, and officers, directors and full-time employees of parents and subsidiaries of the foregoing companies; (3) officers, directors and full-time employees of investment advisers of other mutual funds subject to a sales charge and included in any other family of mutual funds that includes any Voyageur Fund as a member ("Other Load Funds"), and officers, directors and full-time employees of parents, subsidiaries and corporate affiliates of such investment advisers; (4) spouses and lineal ancestors and descendants of the officers, directors/trustees and employees referenced in clauses (1), (2) and (3), and lineal ancestors and descendants of their spouses; (5) investment executives and other employees of banks and dealers that have selling agreements with the Underwriter and parents, spouses and children under the age of 21 of such investment executives and other employees; (6) trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity; (7) any state or any political subdivision thereof or any instrumentality, department, authority or agency of any state or political subdivision thereof; (8) partners and full-time employees of the Fund's counsel; (9) managed account clients of Voyageur, clients of investment advisers affiliated with Voyageur and other registered investment advisers and their clients (the Fund may be available through a broker-dealer which charges a transaction fee for purchases and sales) and (10) "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Voyageur.
         Class A shares will also be issued at net asset value, without a front end or deferred sales charge, if the purchase of such shares is funded by the proceeds from the redemption of shares of any unrelated open-end investment company that charges a front end sales charge, and, in certain circumstances, a contingent deferred sales charge. In order to exercise this privilege, the purchase order must be received by the Fund within 60 days after the redemption of shares of the unrelated investment company.

CLASS B SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE
The public offering price of Class B shares of the Fund is the net asset value of the Fund's shares. Class B shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The CDSC will depend on the number of years since the purchase was made according to the following table:

        CDSC PERIOD                           CDSC AS A% OF AMOUNT REDEEMED*
----------------------------------------------------------------------------
1st year after purchase                                      5%
2nd year after purchase                                      4
3rd year after purchase                                      4
4th year after purchase                                      3
5th year after purchase                                      2
6th year after purchase                                      1
Thereafter                                                   0
----------------------------------------------------------------------------

* The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of redemption.

Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker dealers and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class B shares a sales commission equal to 4% of the amount invested and an ongoing annual servicing fee of .15% (paid quarterly) calculated on the net assets attributable to sales made by such broker-dealers.

RULE 12b-1 FEES
Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class B shares. The higher 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" and "Management--Plan of Distribution."

CONVERSION FEATURE
On the first business day of the month eight years after the purchase date, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Voyageur Fund will convert into Class A shares based on the time of the initial purchase. Similarly, Class B shares acquired by exercise of the Reinstatement Privilege will convert into Class A shares based on the time of the original purchase of Class B shares. See "Reinstatement Privilege" below. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of issuance of such shares.

CLASS C SHARES--LEVEL LOAD ALTERNATIVE
The public offering price of Class C shares of the Fund is the net asset value of the Fund's shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

RULE 12b-1 FEES
Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" and "Management--Plan of Distribution."
         Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class C shares a sales commission equal to 1% of the samount invested and an ongoing annual servicing fee of .90% (paid quarterly commencing in the thirteenth month after the sale of such shares) calculated on the net assets attributable to sales made by such broker-dealers.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
The Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. Shareholders will not earn any income on redeemed shares on the redemption date. The Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.
         The Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by the Fund.

CONTINGENT DEFERRED SALES CHARGE
The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.
         In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth. If a shareholder owns Class A and either Class B or Class C shares, then absent a shareholder choice to the contrary, Class B or Class C shares not subject to a CDSC will be redeemed in full prior to any redemption of Class A shares not subject to a CDSC.
         The CDSC does not apply to: (1) redemptions of Class B shares in connection with the automatic conversion to Class A shares; (2) redemptions of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code.
         If a shareholder exchanges Class A, Class B or Class C shares subject to a CDSC for Class A, Class B or Class C shares, respectively, of a different Voyageur Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. Fund shares are exchangeable for shares of any money market fund available through Voyageur. No CDSC will be imposed at the time of any such exchange; however, the shares acquired in any such exchange will remain subject to the CDSC and the period during which such shares represent shares of the money market fund will not be included in determining how long the shares have been held. Any CDSC due upon a redemption of Fund shares will be reduced by the amount of any Rule 12b-1 payments made by such money market fund with respect to such shares.
         The Underwriter, upon notification, intends to provide, out of its own assets, a pro rata refund of any CDSC paid in connection with a redemption of Class A, Class B, or Class C shares of the Fund (by crediting such refunded CDSC to such shareholder's account) if, within 90 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Voyageur Funds. Any reinvestment within 90 days of a redemption to which the CDSC was paid will be made without the imposition of a FESC but will be subject to the same CDSC to which such amount was subject prior to the redemption. The amount of the CDSC will be calculated from the original investment date.

EXPEDITED REDEMPTIONS
The Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.

EXPEDITED TELEPHONE REDEMPTION
Shareholders redeeming at least $1,000 and no more than $50,000 (for which certificates have not been issued) may redeem by telephoning the Fund directly at 612-376-7014 or 800-545-3863. The applicable section of the general authorization form must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the general authorization form. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the shareholder's address of record or to the bank account designated on the authorization form and requiring certain means of telephonic identification. The Fund's Adviser and Distributor will not be liable for following instructions which are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS THROUGH CERTAIN BROKER DEALERS
Certain broker-dealers who have sales agreements with the Underwriter may allow their customers to effect a redemption of shares of the Fund purchased through such broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

GOOD ORDER
"Good order" means that stock certificates, if issued, must accompany the written request for redemption and must be duly endorsed for transfer, or must be accompanied by a duly executed stock power. If no stock certificates have been issued, a written request to redeem must be made. Stock certificates will not be issued for Class B or Class C shares. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See "Other Information" in the Statement of Additional Information. The Adviser may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by the Adviser to subject the Fund to an unusual degree of risk.

MONTHLY CASH WITHDRAWAL PLAN
An investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information.


REINSTATEMENT PRIVILEGE
--------------------------------------------------------------------------------
An investor in the Fund whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege as to the Fund may reinvest the proceeds of such redemption in shares of the same class of any Voyageur Fund eligible for sale in the shareholder's state of residence. Reinvestment will be at the net asset value of Fund shares next determined after the Underwriter receives a check along with a letter requesting reinstatement. The Underwriter must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund.
         Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of shares of the Fund, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of the Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
Except as described below, shareholders may exchange some or all of their Fund shares for shares of another Voyageur Fund, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class A shareholders may exchange their shares for Class A shares of other Voyageur Funds. Class B shareholders may exchange their shares for the Class B shares of other Voyageur Funds and Class C shareholders may exchange their shares for the Class C shares of other Voyageur Funds. Shares of each class may also be exchanged for shares of any money market fund available through Voyageur.
         The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request, plus the amount, if any, by which the applicable sales charge exceeds the sum of all sales charges previously paid in connection with the prior investment. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limitation on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. Voyageur reserves the right to prohibit excessive exchanges (more than four per quarter). Voyageur also reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered to be a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the Fund, through Voyageur or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the Fund to be acquired and should read such prospectus carefully. Contact the Fund, Voyageur or any of such other broker-dealers for further information about the exchange privilege.


MANAGEMENT
--------------------------------------------------------------------------------
The Board of Directors of the Fund is responsible for managing the business and affairs of the Fund. The names, addresses, principal occupations and other affiliations of Directors and executive officers of the Fund are set forth in the Statement of Additional Information.

INVESTMENT ADVISER; PORTFOLIO MANAGEMENT
Voyageur has been retained under an investment advisory agreement (the "Advisory Agreement") to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group, Inc. ("DFG"), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. As of March 31, 1996, Voyageur served as the manager to six closed-end and ten open-end investment companies (comprising 32 separate investment portfolios), administered numerous private accounts and managed approximately $9 billion in assets. Voyageur's principal business address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.
         The Fund pays Voyageur a monthly investment advisory and management fee equivalent on an annual basis to .65% of its average daily net assets.
         Elizabeth H. Howell has day-to-day portfolio management responsibility for the Fund. Since 1991, Ms. Howell has had day-to-day portfolio management responsibility for the Voyageur Minnesota Tax Free Fund, Voyageur Minnesota Limited Term Tax Free Fund, and Voyageur Minnesota Insured Fund, as well as, since inception, the Voyageur Idaho Tax Free Fund, Voyageur Kansas Tax Free Fund, Voyageur Missouri Insured Tax Free Fund, Voyageur Oregon Insured Tax Free Fund, and Voyageur Washington Insured Tax Free Fund. Ms. Howell is a Vice President and Senior Tax-Exempt Portfolio Manager for Voyageur, where she has been employed since 1991 and is a Vice President of each of the Voyageur Funds. Ms. Howell has over ten years experience as a securities analyst and portfolio manager.

PLAN OF DISTRIBUTION
The Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with Voyageur Fund Distributors, Inc. (the "Underwriter"). Pursuant to the Fund's Plan, the Fund pays the Underwriter a Rule 12b-1 fee, at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to each of Class B and Class C shares for servicing of shareholder accounts and distribution related services. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Underwriter and may exceed or be less than expenses actually incurred by the Underwriter.
         All of the Rule 12b-1 fee attributable to Class A shares, and a portion of the fee equal to .25% of the average daily net assets of the Fund attributable to each of Class B shares and Class C shares constitutes a shareholder servicing fee designed to compensate the Underwriter for the provision of certain services to the shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Underwriter may use such Rule 12b-1 fee or portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.
         That portion of the Rule 12b-1 fee equal to .75% of the average daily net assets of the Fund attributable to Class B shares and Class C shares, respectively, constitutes a distribution fee designed to compensate the Underwriter for advertising, marketing and distributing the Class B shares and Class C shares of the Fund. In connection therewith, the Underwriter may provide initial and ongoing sales compensation to its investment executives and other broker-dealers for sales of Class B shares and Class C shares and may pay for other advertising and promotional expenses in connection with the distribution of Class B shares and Class C shares. The distribution fee attributable to Class B shares and Class C shares is designed to permit an investor to purchase such shares through investment executives of the Underwriter and other broker-dealers without the assessment of an initial sales charge and at the same time to permit the Underwriter to compensate its investment executives and other broker-dealers in connection with the sale of such shares.

CUSTODIAN; DIVIDEND DISBURSING,
TRANSFER, ADMINISTRATIVE AND ACCOUNT SERVICES AGENT
Norwest Bank Minnesota, N.A. serves as the custodian of the Fund's portfolio securities and cash.
         Voyageur acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent to perform dividend-paying functions, to calculate the Fund's daily share price, to maintain shareholder records and to perform certain regulatory and compliance related services for the Fund. The fees paid for these services are based on the Fund's assets and include reimbursement of out-of-pocket expenses. Voyageur receives a monthly fee from the Fund equal to the sum of (1) $1.33 per shareholder account per month,
(2) a monthly fee ranging from $1,000 to $1,500 based onthe average daily net assets of the Fund and (3) a percentage of average daily net assets which ranges from 0.11% to 0.02% based on the average daily net assets of the Fund. See "The Investment Adviser and Underwriter--Expenses of the Fund" in the Statement of Additional Information.
         Certain institutions may act as sub-administrators for the Fund pursuant to contracts with Voyageur, whereby the institutions will provide shareholder services to their customers. Voyageur will pay the sub-administrators' fees out of its own assets. The fee paid by Voyageur to any sub-administrator will be a matter of negotiation between the institution and Voyageur based on the extent and quality of the services provided.

EXPENSES OF THE FUND
Voyageur is contractually obligated to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees) of the Fund which exceed 1% of the Fund's average daily net assets on an annual basis up to certain limits as set forth in detail in the Statement of Additional Information. In addition, Voyageur and the Underwriter reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. Voyageur and the Underwriter have agreed to waive fees or absorb expenses for the fiscal year ending December 31, 1996 in such a manner as will result in the Fund being charged fees and expenses that approximate those set forth in the section "Fees and Expenses." After December 31, 1996, such voluntary fee and expense waivers may be discontinued or modified by Voyageur and the Underwriter in their sole discretion.
         The Fund's expenses include, among others, fees of directors, expenses of directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of the Fund's custodian, bookkeeping, auditing and legal expenses, the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

PORTFOLIO TRANSACTIONS
The Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Voyageur unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of the Fund. It is not anticipated that the Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Underwriter, unless such use would be to the Fund's advantage. Voyageur may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.


DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
The net asset value of Fund shares is determined once daily, Monday through Friday, as of 3:00 p.m. Minneapolis time (the primary close of trading on the Exchange) on each business day the Exchange is open for trading.
         The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets of the Fund attributable to such class less all liabilities attributable to such class by the total number of shares of such class outstanding. For purposes of determining the net assets of the Fund, tax-exempt securities are stated on the basis of valuations provided by a pricing service, approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are used when available. Non-tax-exempt securities for which market quotations are readily available are stated at market value which is currently determined using the last reported sale price, or, if no sales are reported, as in the case of most securities traded over-the-counter, the last reported bid price, except that U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term notes having remaining maturities of 60 days or less are stated at amortized cost which approximates market. All other securities and other assets are valued in good faith at fair value by Voyageur in accordance with procedures adopted by the Board of Directors.


DISTRIBUTIONS TO SHAREHOLDERS AND TAXES
--------------------------------------------------------------------------------
DISTRIBUTIONS
The present policy of the Fund is to declare a distribution from net investment income on each day that the Fund is open for business. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. Distributions of net investment income are paid monthly. Short-term capital gains distributions are taxable to shareholders as ordinary income. Net realized long term capital gains, if any, are distributed annually, after utilization of any available capital loss carryovers. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.
         Shareholders receive distributions from investment income and capital gains in additional shares of the class of the Fund owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. The Fund sends to its shareholders no less than quarterly statements with details of any reinvested dividends.

TAXES
FEDERAL INCOME TAXATION
The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify during its current taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund also intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund can pay exempt-interest dividends.
         Distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. Distributions paid from other interest income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from long-term capital gains (and designated as such) are taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held shares in the Fund.
         Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts.

MINNESOTA STATE TAXATION
Minnesota taxable net income is based generally on federal taxable income. The portion of exempt-interest dividends that is derived from interest income on Minnesota Municipal Obligations is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95 percent or more of the exempt-interest dividends paid by the Fund. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. Exempt-interest dividends subject to the federal alternative minimum tax will also be subject to the Minnesota alternative minimum tax imposed on individuals, estates and trusts.
         The 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota Municipal Obligations held by the Fund would become taxable under this Minnesota statutory provision.

         The foregoing discussion relates to federal and state taxation as of the date of the Prospectus. See "Taxes" in the Statement of Additional Information. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.


INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------
Advertisements and other sales literature for the Fund may refer to "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return" and may compare such performance quotations with published indices and comparable quotations of other funds. Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
         The advertised yield of the Fund will be based on a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share deemed earned during the period by the maximum offering price per share on the last day of the period. The result is then annualized using a formula that provides for semiannual compounding of income.
         Taxable equivalent yield is calculated by applying the stated income tax rate only to that portion of the yield that is exempt from taxation. The tax-exempt portion of the yield is divided by the number 1 minus the stated income tax rate (e.g., 1-28% = 72%). The result is then added to that portion of the yield, if any, that is not tax-exempt.
         Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.
         Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.
         In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar.
         For Fund performance information and daily net asset value quotations, investors may call 612-376-7014 or 800-545-3863. For additional information regarding the calculation of the Fund's yield, taxable equivalent yield, average annual total return and cumulative total return, see "Calculation of Performance Data" in the Statement of Additional Information.


GENERAL INFORMATION
--------------------------------------------------------------------------------
The Fund sends to its shareholders six-month unaudited and annual audited financial statements.
         The shares of the Fund constitute a separate series of Voyageur Mutual Funds, Inc. (the "Company"), a Minnesota corporation which issues shares of common stock with a $.01 par value per share. All shares of the Company are non-assessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Board of Directors is empowered to issue other series of common stock without shareholder approval.
         The Fund currently offers its shares in multiple classes, each with different sales arrangements and bearing different expenses. Class A, Class B and Class C shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.
         Fund shares are freely transferable, subject to applicable securities laws, are entitled to dividends as declared by the Board, and, in liquidation, are entitled to receive the net assets, if any, of the Fund. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law.
         Each share of a series has one vote irrespective of the relative net asset value of the shares. On some issues, such as the election of Board members, all shares vote together as one series of the Company. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.
         The assets received by the Company for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series, or class thereof, are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class thereof, and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series or class are allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued. The Company's Articles of Incorporation limit the liability of the Board members to the fullest extent permitted by law. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR VOYAGEUR FUND DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.





NATIONAL HIGH YIELD MUNICIPAL BOND FUND


[GRAPHIC OMITTED]
[LOGO] VOYAGEUR


-------------------------------------------------------------------------------
VOYAGEUR NATIONAL HIGH YIELD MUNICIPAL BOND FUND




VOYAGEUR FUNDS (NOT PART OF PROSPECTUS); DATED APRIL 28, 1997






TABLE OF CONTENTS

--------------------------------------------------------------------------------
3                    FEES AND EXPENSES
--------------------------------------------------------------------------------
5                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
6                   THE FUND
--------------------------------------------------------------------------------
6                   INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
15                  RISKS AND SPECIAL INVESTMENT CONSIDERATIONS
--------------------------------------------------------------------------------
18                  INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
18                  HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
23                  HOW TO SELL SHARES
--------------------------------------------------------------------------------
26                  REINSTATEMENT PRIVILEGE
--------------------------------------------------------------------------------
26                  EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
27                  MANAGEMENT
--------------------------------------------------------------------------------
29                  DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
30                  DISTRIBUTIONS TO SHAREHOLDERS AND TAXES
--------------------------------------------------------------------------------
31                  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------
31                  GENERAL INFORMATION
--------------------------------------------------------------------------------

VOYAGEUR FUNDS (NOT PART OF PROSPECTUS); DATED APRIL 28, 1997




PROSPECTUS


Dated April 28, 1997
--------------------------------------------------------------------------------
Voyageur National High Yield Municipal Bond Fund (the "Fund") is a series of Voyageur Mutual Funds, Inc., an open end management investment company, commonly referred to as a mutual fund. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. There is no assurance that the Fund will achieve its investment objective.
         The Fund's investment adviser is Voyageur Fund Managers, Inc. ("Voyageur"). The address of Voyageur and the Fund is shown below.
         AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL DUE TO FLUCTUATIONS IN THE FUND'S NET ASSET VALUE.
         ON JANUARY 15, 1997, DOUGHERTY FINANCIAL GROUP, INC. ("DFG"), THE PARENT COMPANY OF VOYAGEUR FUND MANGERS, INC. ("VOYAGEUR" OR THE "ADVISER") EXECUTED AN AGREEMENT AND PLAN OF MERGER ("AGREEMENT") WITH LINCOLN NATIONAL CORPORATION ("LNC") PURSUANT TO WHICH A SUBSIDIARY OF LNC WILL BE MERGED WITH AND INTO DFG CAUSING DFG TO BECOME A WHOLLY OWNED SUBSIDIARY OF LNC. THE FUNDS' BOARDS OF DIRECTORS AND SHAREHOLDERS HAVE APPROVED THE MERGER AT A SPECIAL MEETING OF SHAREHOLDERS.
         LNC, HEADQUARTERED IN FORT WAYNE, INDIANA, OWNS AND OPERATES INSURANCE AND INVESTMENT MANAGEMENT BUSINESSES, INCLUDING DELAWARE MANAGEMENT HOLDINGS, INC. ("DMH"). AFFILIATES OF DMH SERVE AS ADVISER AND DISTRIBUTOR FOR THE DELAWARE GROUP OF INVESTMENT COMPANIES, WHICH CURRENTLY INCLUDES 16 OPEN-END FUNDS AND 2 CLOSED-END FUNDS (COMPRISING 48 SEPARATE INVESTMENT PORTFOLIOS). DMH, THROUGH ITS SUBSIDIARIES, IS RESPONSIBLE FOR THE MANAGEMENT OF APPROXIMATELY $32 BILLION.
         CONSUMMATION OF THE MERGER WILL CAUSE A CHANGE IN CONTROL OF VOYAGEUR. UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THIS WILL RESULT IN AN "ASSIGNMENT" AND AUTOMATIC TERMINATION OF THE FUNDS' INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS WITH VOYAGEUR. THE FUNDS' BOARDS OF DIRECTORS HAVE APPROVED NEW INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS CONTAINING THE SAME TERMS AND FEES AS THE FORMER AGREEMENTS AND SHAREHOLDERS HAVE ALSO APPROVED SUCH AGREEMENTS AND OTHER MATTERS RELATED TO THE MERGER. THE MERGER IS EXPECTED TO BE FINAL ON OR ABOUT APRIL 30, 1997.
         This Prospectus sets forth certain information about the Fund that a prospective investor ought to know before investing. Investors should read and retain this Prospectus for future reference. The Fund has filed a Statement of Additional Information (dated April 28, 1997) with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge by telephone and at the mailing address below and is incorporated by reference into this Prospectus in accordance with the Commission's rules.

--------------------------------------------------------------------------------
                Voyageur National High Yield Municipal Bond Fund
--------------------------------------------------------------------------------

                       90 SOUTH SEVENTH STREET, SUITE 4400
                          MINNEAPOLIS, MINNESOTA 55402.
                          612.376.7000 OR 800.553.2143

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
         The Fund offers investors a choice among classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

CLASS A SHARES
An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which are subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. See "How to Purchase Shares--Class A Shares."

CLASS B SHARES
Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately eight years after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class B Shares."

CLASS C SHARES
Class C shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase. Class C shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class C shares of the Fund will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class C shares. Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class C Shares." Class C shares do not convert to any other class of shares.
         Investors making investments that qualify for reduced sales charges might consider Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. Orders for Class B shares for $100,000 or more will be treated as orders for Class A shares or such orders will be declined. Sales personnel may receive different compensation depending on which class of shares they sell.


FEES AND EXPENSES
--------------------------------------------------------------------------------

NATIONAL HIGH YIELD MUNICIPAL BOND FUND                      CLASS A      CLASS B      CLASS C
----------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)                            3.75%        N/A(2)       N/A(2)

Maximum Deferred Sales Load
(as a percentage of original purchase price
or redemption proceeds, as applicable)                         1.00(1)      5.00%        1.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fee (after voluntary fee waiver)(3)              .36          .36         .36

    Rule 12b-1 Fees                                             .21         1.00        1.00

    Other Expenses                                              .30          .09         .30
                                                              -----         ----       -----

Total Fund Operating Expenses
(after voluntary fee waivers and expense reimbursements)        .87%        1.45%       1.66%
                                                              ======        =====       =====

Total Fund Operating Expenses
(without voluntary fee waivers and expense reimbursement)(3)   1.07%        1.66%       1.80%
                                                              ======        =====       =====

EXAMPLE
An investor in the Fund would pay the following expenses on a $1,000 investment assuming a 5% annual return and:

Redemption at the end of each period
1 Year                                                           $46         $65          $27
3 Years                                                           64          86           52
5 Years                                                           84          99           90
10 Years                                                         141         158          197

No redemption
1 Year                                                           $46          15           17
3 Years                                                           64          46           52
5 Years                                                           84          79           90
10 Years                                                         141         150          197

----------------------------------------------------------------------------------------------

1 A contingent deferred sales charge of 1% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Purchase Shares--Class A Shares."
2 Class B and Class C shares are sold without a front-end sales charge, but their Rule 12b-1 fees may cause long term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charges.
3 The Fund's management fee without voluntary fee waivers would have been 0.65%.

         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the above Fees and Expenses table is to assist the investor in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. The information set forth above under the heading "Total Fund Operating Expenses (after voluntary fee waivers and expense reimbursements)" reflects expenses incurred during the period ended December 31, 1996, after voluntary expense waivers and fee reimbursements. Absent such fee and expense waivers, Total Fund Operating Expenses for such period would be equivalent to the corresponding percentages disclosed above in "Total Fund Operating Expenses Without Voluntary Waiver and Reimbursement."


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following financial highlights show certain per share data for Class A Shares and selected information for a share of capital stock of Class A shares outstanding during the indicated periods for the Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Fund contained in its annual report. An annual report of the Fund is available without charge by contacting the Fund at 800-525-6584 toll free. In addition to financial statements, the Fund's annual and semi-annual reports contain further information about performance.
         Effective with the close of business on November 8, 1996, the Fund acquired the assets and assumed all identified liabilities of Great Hall National Tax-Exempt Fund, in a tax-free exchange by issuing new shares. The Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for the Fund represents the financial history of Great Hall National Tax-Exempt Fund.

                                                                          Class A
                                  ------------------------------------------------------------------------------------
                                    Period                               Year Ended July 31,
                                  from Aug 1 -------------------------------------------------------------------------
                                  to Dec. 31,                                                                              Class B
                                    1996(7)   1996    1995    1994   1993    1992   1991    1990    1989    1988   1987(1) 1996(5)
                                    ------   ------  ------  ------ ------   -----  -----   -----   -----   -----  -----   ------
Net asset value, begining of year   $10.19   $10.17  $10.17  $10.50 $10.22   $9.65  $9.63   $9.68   $9.25   $9.31  $9.60   $10.37
                                    ------   ------  ------  ------ ------   -----  -----   -----   -----   -----  -----   ------
Operations:
    Net investment income            0.260    0.625   0.648   0.624  0.652   0.703  0.697   0.669   0.692   0.714  0.653    0.010
    Realized and unrealized gains
      (losses) on investments, net   0.210    0.148   0.045  (0.313) 0.280   0.570  0.020  (0.050)  0.430  (0.060)(0.290)   0.030
                                    ------   ------  ------  ------ ------   -----  -----   -----   -----   -----  -----   ------

Total from operations                0.470    0.773   0.693   0.311  0.932   1.273  0.717   0.619   1.122   0.654  0.363   0.040
                                    ------   ------  ------  ------ ------   -----  -----   -----   -----   -----  -----   ------

Distributions to shareholders:
    From investment income          (0.260) (0.625)  (0.648) (0.624)(0.652) (0.703)(0.697) (0.669) (0.692) (0.714)(0.653)  (0.01)
    From net realized gains             --  (0.128)  (0.045) (0.017)    --      --     --      --      --      --     --      --
                                    ------   ------  ------  ------ ------   -----  -----   -----   -----   -----  -----   ------

Net asset value, end of year        $10.40   10.19    10.17   10.17  10.50   10.22   9.65    9.63    9.68    9.25   9.31    10.40
                                    ------  ======   ======  ====== ======  ======  =====   =====   =====   =====  =====   ======

Total return(3)                      4.52%   7.78%    7.16%   2.99%  9.45%  13.84%  7.76%   6.69%   12.55%  7.35%  3.66%    0.43%

Net assets at end of
    year (000s omitted)            $59,105 $63,460 $66,357 $72,172 $58,048 $43,166 $46,812 $36,439 $34,519 $23,190 $16,833   $88

Ratio of expenses to average
    daily net assets(2),(6)         0.87%(4) 0.85%    0.79%   0.91%  1.01%   0.84%  0.96%   1.23%    1.02%  0.68%  0.26%(4) 1.45(4)

Ratio of net investment income
    to average daily net assets(2)  6.06%(4) 6.10%    6.45%   5.98%  6.32%   7.15%  7.26%   6.99%    7.36%  7.71%  6.76%(4) 4.65%(4)

Portfolio turnover rate             7.51%    0.00%    8.45%  27.88% 16.36%  14.50% 13.52%  33.49%   15.76% 20.40% 11.33%    7.51%

------------------------------------------------------------------------------------------------------------------------------------

1 For the period September 22, 1986 (commencement of operation of the Fund) through July 31, 1987.
2 Various Fund fees and expenses were voluntarily waived or absorbed during the periods referred to above. Had the Fund paid all expenses, the Class A ratios of expenses and net investment income to average daily net assets would have been 1.07%/5.86% for the period ended December 31, 1996, and for periods ended July 31, as follows: 0.96%/5.99% in 1996, 0.90%/6.34% in 1995,
    1.01%/5.88% in 1994, 1.24%/6.09% in 1993, 1.14%/6.85% in 1992, 1.26%/6.96%
    in 1991, 1.23%/6.99% in 1990, 1.20%/7.18% in 1989, 1.21%/7.18% in 1988 and
    1.06%/5.96% in 1987. For Class B these ratios would have been 1.66%/4.44% for the period ended December 31, 1996.
3   Total return does not reflect payment of a sales charge.
4   Annualized.
5 For the period December 18, 1996 (commencement of operations) through December 31, 1996.
6 Beginning in the year ended December 31, 1996, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund.
7 On November 6, 1996 the Fund's shareholders approved a change of investment adviser from I.F.G. Asset Management Services, Inc. to Voyageur Fund Managers, Inc.


THE FUND
--------------------------------------------------------------------------------
The Fund is a separate series of Voyageur Mutual Funds, Inc., the parent corporate entity, which was incorporated in the State of Minnesota on April 14, 1993. The Fund is non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a non-diversified investment company, the Fund will be able to invest, subject to certain federal tax requirements, a relatively higher percentage of its assets in the securities of a limited number of issuers which may result in the Fund's securities being more susceptible to any single economic, political or regulatory occurrence than the securities of a diversified Fund. The investment objective and policies of the Fund are described below.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
The investment objective of the Fund is to seek a high level of current income exempt from federal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The Fund will attempt to invest 100% (and as a matter of fundamental policy during normal circumstances will invest at least 80%) of the value of its net assets in Municipal Obligations the interest on which is exempt from regular federal income tax. The Fund may invest without limit in securities that generate interest that is an item of tax preference for purposes of federal alternative minimum tax ("AMT"). In normal circumstances the weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. However, if Voyageur determines that market conditions warrant a shorter average maturity, the Fund's investments will be adjusted accordingly. During times of adverse market conditions when a defensive investment posture is warranted, the Fund may temporarily select investments without regard to the foregoing policies.
         There are risks in any investment program, and there is no assurance that the Fund's investment objective will be achieved. The value of the Fund's shares will fluctuate with changes in the market value of its investments. The Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of the Fund's shareholders as provided in the 1940 Act. In normal market or economic situations, the Fund will invest at least 65% of its total assets in medium-and lower-grade Municipal Obligations rated, at the time of investment, between BBB and B- (inclusive) by Standard & Poor's Ratings Services ("S&P"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), or BBB and B- (inclusive) by Fitch Investors Service LP ("Fitch"), or Municipal Obligations determined by Voyageur to be of comparable quality.
         Medium-grade Municipal Obligations are rated BBB by S&P or Fitch, Baa by Moody's or determined by the Adviser to be of comparable quality. Municipal Obligations rated BBB by S&P or Fitch generally are regarded by S&P or Fitch as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's or Fitch's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated Tax-exempt Obligations. Municipal Obligations rated Baa by Moody's generally are considered by Moody's as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.
         The Fund may invest in lower-grade Municipal Obligations rated, at the time of investment, no lower than B- by S&P or Fitch or B3 by Moody's, or in municipal securities determined by Voyageur to be of comparable quality. Municipal Obligations rated B by S&P or Fitch generally are regarded by S&P or Fitch, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligations. While such securities will likely have some quality and protective characteristics, in S&P's or Fitch's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
         The Fund will not make initial investments in Municipal Obligations rated, at the time of investment, below B- by S&P or Fitch or below B3 by Moody's, or in Municipal Obligations determined by Voyageur to be of comparable quality. The Fund may retain Municipal Obligations which are downgraded after investment. There is no minimum rating with respect to securities that the Fund may hold if downgraded after investment. See Appendix A to the Statement of Additional Information for a description of Municipal Obligations ratings.
         Investment in medium- and lower-grade securities involves special risks as compared with investment in higher-grade securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See "Risks and Special Investment Considerations." There can be no assurance that the Fund will achieve its investment objective, and the Fund may not be an appropriate investment for all investors. Furthermore, interest on certain "private activity" obligations in which the Fund may invest is treated as a preference item for the purpose of calculating the federal alternative minimum tax and, accordingly, a portion of the income produced by the Fund may be taxable under the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the alternative minimum tax or who would become subject to the alternative minimum tax as a result of an investment in the Fund. See "Taxation."
         At times Voyageur may judge that conditions in the markets for medium- and lower-grade Municipal Obligations make pursuing the Fund's basic investment strategy of investing primarily in such Municipal Obligations inconsistent with the best interests of shareholders. At such times, the Fund may invest all or a portion of its assets in higher grade Municipal Obligations and in Municipal Obligations determined by Voyageur to be of comparable quality. Although such higher grade Municipal Obligations generally entail less credit risk, such higher grade Municipal Obligations may have a lower yield than medium and lower grade Municipal Obligations and investment in such higher grade Municipal Obligations may result in a lower yield to Fund shareholders. Voyageur may also judge that conditions in the markets for long- and intermediate-term Municipal Obligations in general make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may pursue strategies primarily designed to reduce fluctuations in the value of the Fund's assets, including investing the Fund's assets in high-quality, short-term Municipal Obligations and in high-quality, short-term taxable securities. See "Taxation."

------------------------------------------------------------------------------------------------
MOODY'S RATING                     Aaa      Aa      A     Baa      Ba      B    UNRATED  TOTAL
(S&P RATING)                      (AAA)    (AA)    (A)   (BBB)    (BB)    (B)    BONDS
------------------------------------------------------------------------------------------------
VOYAGEUR NATIONAL HIGH YIELD        0%      2%      2%     5%      6%      --      85%    100%
MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------

         The Fund may invest without limitation in short-term Municipal Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's, Fitch or S&P; commercial paper rated in the highest grade by any of such rating services (Prime-1, F-1+ or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. The Fund also may hold its assets in cash and in securities of tax-exempt money market mutual funds.

MUNICIPAL OBLIGATIONS
As used in this Prospectus, the term "Municipal Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions. The term "Municipal Obligations" also includes Derivative Municipal Obligations as defined below.
         Municipal Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Municipal Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Municipal Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).
         Within these principal classifications of Municipal Obligations, there is a variety of types of municipal securities. Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Municipal Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically.
         Municipal Obligations also include state or municipal leases and participation interests therein. The Fund may invest in these types of obligations without limit. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. Under these guidelines, Voyageur will consider factors including, but not limited to (a) whether the lease can be canceled, (b) what assurance there is that the assets represented by the lease can be sold, (c) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (e) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See "Investment Policies and Restrictions--Municipal Obligations" in the Statement of Additional Information.
         The Fund may also acquire Derivative Municipal Obligations, which are custodial receipts or trust certificates ("custodial receipts") underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt or trust certificate, the Fund may be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.
         In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to the Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, the Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax-exempt. If the Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.
         The principal and interest payments on the Derivative Municipal Obligations underlying custodial receipts or trust certificates may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts or trust certificates may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Municipal Obligations. The Fund may also invest in custodial receipts or trust certificates which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short term Municipal Obligations or an index of short-term Municipal Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Municipal Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Municipal Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Fund.

ILLIQUID SECURITIES
The Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.
         The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when Voyageur deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.
         Certain securities in which the Fund may invest, including municipal lease obligations, certain restricted securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the Securities Act of 1933, historically have been considered illiquid by the staff of the Securities and Exchange Commission. In accordance with more recent staff positions, however, the Fund will treat such securities as liquid and not subject to the above 15% limitation when they have been determined to be liquid by Voyageur subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Directors. See "Investment Policies and Restrictions--Illiquid Investments" in the Statement of Additional Information.

MISCELLANEOUS INVESTMENT PRACTICES
FORWARD COMMITMENTS
New issues of Municipal Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account, cash or high-grade liquid debt obligations in an amount sufficient to meet the purchase price. There is no percentage limitation on the Fund's total assets which may be invested in forward commitments. Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by the Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's investment manager deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. The Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.
         A repurchase agreement involves the purchase by the Fund of securities with the condition that, after a stated period of time, the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund could suffer a loss. See "Investment Policies and Restrictions--Taxable Obligations" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS
The Fund may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash, U. S. Government securities or other liquid debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Fund does not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Fund believes the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. Voyageur believes that the limited use of leverage may facilitate the Fund's ability to provide high current income.

OPTIONS AND FUTURES
The Fund may utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management. See "Investment Policies and Restrictions--Options and Futures Transactions" in the Statement of Additional Information. Options and futures may be used to attempt to protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.

OPTIONS ON SECURITIES
The Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.
         A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.
         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.
         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix B to the Statement of Additional Information. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.
         Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when Voyageur believes it would be advantageous to do so. Over-the-counter options are subject to the Fund's 15% illiquid investment limitation. See Appendix B to the Statement of Additional Information for a further discussion of the general characteristics and risks of options.
         Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of this strategy. If Voyageur's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (a) dependence on Voyageur's ability to predict correctly movements in the direction of interest rates and security prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Investment Policies and Restrictions-- Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information for further discussion and see Appendix B for a discussion of closing transactions and other risks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over-the-counter. The successful use of such instruments draws upon Voyageur's experience with respect to such instruments and usually depends upon Voyageur's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.
         The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash, U. S. Government securities or other liquid high grade debt securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on the Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see "Taxes" in the Statement of Additional Information. For a further discussion of the general characteristics and risks of futures, see Appendix B to the Statement of Additional Information.

CONCENTRATION POLICY
As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see "Investment Policies and Restrictions--Concentration Policy" in the Statement of Additional Information.

         The Fund's Board may change any of the foregoing policies that are not specifically designated fundamental.


RISKS AND SPECIAL INVESTMENT CONSIDERATIONS
--------------------------------------------------------------------------------
GENERAL
The yields on Municipal Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Municipal Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Municipal Obligations of longer maturity generally produce higher current yields than Municipal Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower rated Municipal Obligations generally produce a higher yield than higher rated Municipal Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Municipal Obligations held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

SPECIAL RISKS CONSIDERATIONS REGARDING
MEDIUM- AND LOWER-GRADE MUNICIPAL OBLIGATIONS
The Fund invests in medium- and lower-grade Municipal Obligations. Municipal Obligations which are in the medium and lower grade categories generally offer a higher current yield than is offered by higher-grade Municipal Obligations but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Debt securities rated BB or below by S&P or Fitch and B or below by Moody's are commonly referred to as "junk bonds." Although the Fund primarily will invest in medium- and lower-grade Municipal Obligations, the Fund may invest in higher-grade Municipal Obligations for temporary defensive purposes. Such investments may result in lower current income than if the Fund were fully invested in medium and lower-grade securities.
         The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities generally can be expected to decline. However, the secondary market prices of medium- and lower-grade Municipal Obligations are less sensitive to changes in interest rates and are more sensitive to adverse economic changes or individual issuer developments than are the secondary market prices of higher-grade debt securities. Such events also could lead to a higher incidence of defaults by issuers of medium- and lower-grade Municipal Obligations as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the Municipal Obligation in the Fund's portfolio and thus in the net asset value of the Fund. Also, adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of medium- and lower-grade Municipal Obligations. The secondary market value of Municipal Obligations structured as zero coupon securities and payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Investment in such securities also involves certain tax considerations.
         Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium- and lower-grade Municipal Obligations to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the fund may be unable to obtain full recovery thereof.
         To the extent that there is no established retail market for some of the medium- or lower-grade Municipal Obligations in which the Fund may invest, trading in such securities may be relatively inactive. Voyageur has contracted with Muller Data Corporation as pricing agent and Voyageur is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Directors. During periods of reduced market liquidity and in the absence of readily available market quotations for medium- and lower-grade Municipal Obligations held in the Fund's portfolio, the ability of the pricing agent to value the Fund's securities becomes more difficult and the pricing agent's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.
         The Fund may invest in zero-coupon and payment-in-kind Municipal Obligations. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The Internal Revenue Code of 1986, as amended, requires that regulated investment companies distribute at least 90% of their net investment income each year, including tax-exempt and non-cash income. Accordingly, although the Fund will receive no coupon payments on zero-coupon securities prior to their maturity, the Fund is required, in order to maintain its desired tax treatment, to include in its distributions to shareholders in each year any income attributable to zero-coupon securities that is in excess of 10% of the Fund's net investment income in that year. The Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash.
         Voyageur seeks to minimize the risks involved in investing in medium- and lower-grade Municipal Obligations through multiple portfolio holdings, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on Voyageur's judgement, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, Voyageur will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulator matters. Voyageur may consider the credit ratings of Moody's, Fitch, and S&P in evaluating Municipal Obligations, although it does not rely primarily on these ratings. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, Voyageur monitors the issuers of Municipal Obligations held in the Fund's portfolio on an ongoing basis.
         Municipal Obligations generally are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade Municipal Obligations choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Because of the nature of medium- and lower-rated Municipal Obligations, achievement by the Fund of its investment objective may be more dependent on the credit analysis of Voyageur than is the case for an investment company which invests primarily in exchange listed higher-grade securities.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
The Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in the Statement of Additional Information. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that the Fund may not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (the Fund may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). See "Investment Policies and Restrictions--Investment Restrictions" in the Statement of Additional Information.
         The Fund also has a number of non-fundamental investment restrictions which may be changed by the Fund's Board without shareholder approval. These include restrictions providing that the Fund may not (a) invest more than 5% of its total assets in securities of any single investment company, (b) invest more than 10% of its total assets in securities of two or more investment companies,
(c) invest more than 15% of its net assets in illiquid securities or (d) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of net assets. If the Fund invests in securities of other investment companies, the return on any such investments will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies.
         Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
ALTERNATIVE PURCHASE ARRANGEMENTS
The Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Page 2 of the Prospectus contains a summary of these alternative purchase arrangements.
         A broker-dealer may receive different levels of compensation depending on which class of shares is sold. In addition, the Underwriter pays certain additional cash incentives of up to $100 and/or non-cash incentives such as vacations or merchandise to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, the Underwriter pays amounts not to exceed 1.25% of the Fund's net assets (such as payments related to retention of shares sold by a particular broker-dealer or financial institution for a specified period of time) to broker-dealers and financial institutions who meet certain objective standards developed by the Underwriter.

GENERAL PURCHASE INFORMATION
The minimum initial investment in the Fund is $1,000, and the minimum additional investment is $100. The Fund's shares may be purchased at the public offering price from the Underwriter, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with the Underwriter, and from certain financial institutions that have selling agreements with the Underwriter.
         When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined after receipt of the order, plus the applicable sales charge, if any. If an order is placed with the Underwriter or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. The Fund reserves the right, in its absolute discretion, to reject any order for the purchase of shares.
         Shares of the Fund may be purchased by opening an account either by mail or by phone. Dividend income begins to accrue as of the opening of the New York Stock Exchange (the "Exchange") on the day that payment is received. If payment is made by check, payment is considered received on the day the check is received if the check is drawn upon a member bank of the Federal Reserve System within the Ninth Federal Reserve District (Michigan's Upper Peninsula, Minnesota, Montana, North Dakota, South Dakota and northwestern Wisconsin). In the case of other checks, payment is considered received when the check is converted into "Federal Funds," i.e., monies of member banks within the Federal Reserve System that are on deposit at a Federal Reserve Bank, normally within two days after receipt.
         An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check or other means approved in advance by the Underwriter. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

AUTOMATIC INVESTMENT PLAN
Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Additional information is available from the Underwriter by calling 800-545-3863.

PURCHASES BY MAIL
To open an account by mail, complete the general authorization form attached to this Prospectus, designate an investment dealer or other financial institution on the form, and mail it, along with a check payable to the Fund, to:

                                     NW 9369
                                  P.O. BOX 1450
                           MINNEAPOLIS, MN 55485-9369

PURCHASES BY TELEPHONE
To open an account by telephone, call 612-376-7014 or 800-545-3863 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the appropriate Fund as follows:

                  NORWEST BANK MINNESOTA, N.A., ABA #091000019
         FOR CREDIT OF: VOYAGEUR NATIONAL HIGH YIELD MUNICIPAL BOND FUND
                          CHECKING ACCOUNT NO.: 872-458
                     ACCOUNT NUMBER: (ASSIGNED BY TELEPHONE)

         Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the close of trading on the Exchange, the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the Fund after making the initial telephone purchase.

CLASS A SHARES--FRONT END SALES CHARGE ALTERNATIVE
The public offering price of Class A shares of the Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Underwriter and other broker-dealers.

The current sales charges are:

-----------------------------------------------------------------------------------------------
                                           SALES CHARGE      SALES CHARGE     DEALER DISCOUNT
                                             AS % OF            AS % OF           AS % OF
AMOUNT OF PURCHASE                       NET ASSET VALUE    OFFERING PRICE    OFFERING PRICE(1)
-----------------------------------------------------------------------------------------------
Less than $50,000                              3.90%             3.75%             3.25%
$50,000 but less than $100,000                 3.63              3.50              3.00
$100,000 but less than $250,000                2.83              2.75              2.50
$250,000 but less than $500,000                2.04              2.00              1.75
$500,000 but less than $1,000,000              1.78              1.75              1.75
$1,000,000 or more                             NAV(3)            NAV(3)            1.00(2)
-----------------------------------------------------------------------------------------------

1 Brokers and dealers who receive 90% or more of the sales charge may be considered to be underwriters under the Securities Act of 1933, as amended.
2 The Underwriter intends to pay its investment executives and other broker-dealers and banks that sell Fund shares, out of its own assets, a fee of 1% of the offering price of sales of $1,000,000 or more, other than on sales not subject to a contingent deferred sales charge.
3 Purchases of $1,000,000 or more may be subject to a contingent deferred sales charge at the time of redemption. See "--Contingent Deferred Sales Charge."

         In connection with the distribution of the Fund's Class A shares, the Underwriter is deemed to receive all applicable sales charges. The Underwriter, in turn, pays its investment executives and other broker-dealers selling such shares a "dealer discount," as set forth above. In the event that shares are purchased by a financial institution acting as agent for its customers, the Underwriter or the broker-dealer with whom such order was placed may pay all or part of its dealer discount to such financial institution in accordance with agreements between such parties.

SPECIAL PURCHASE PLANS--REDUCED SALES CHARGES
Certain investors (or groups of investors) may qualify for reductions in the sales charges shown above. Investors should contact their broker-dealer or the Fund for details about the Fund's Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included with the general authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Underwriter without notice to existing Fund shareholders.

RULE 12b-1 FEES
Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares. All or a portion of such fees are paid quarterly to financial institutions and service providers with respect to the average daily net assets attributable to shares sold or serviced by such institutions and service providers. For additional information about this fee, see "Management--Plan of Distribution" below.

CONTINGENT DEFERRED SALES CHARGE
Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Underwriter pays investment dealers, out of its own assets, a fee of 1% of the offering price of such shares. If these shares are redeemed within two years after purchase, the redemption proceeds will be reduced by a contingent deferred sales charge ("CDSC") of 1%. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."

WAIVER OF SALES CHARGES
A limited group of institutional and other investors may qualify to purchase Class A shares at net asset value, with no front end or deferred sales charges. The investors qualifying to purchase such shares are: (a) officers and directors of the Fund; (b) officers, directors and full-time employees of Dougherty Financial Group, Inc. and Pohlad Companies, and officers, directors and full-time employees of parents and subsidiaries of the foregoing companies; (c) officers, directors and full-time employees of investment advisers of other mutual funds subject to a sales charge and included in any other family of mutual funds that includes any Voyageur Fund as a member ("Other Load Funds"), and officers, directors and full-time employees of parents, subsidiaries and corporate affiliates of such investment advisers; (d) spouses and lineal ancestors and descendants of the officers, directors/trustees and employees referenced in clauses (a), (b) and (c), and lineal ancestors and descendants of their spouses; (e) investment executives and other employees of banks and dealers that have selling agreements with the Underwriter and parents, spouses and children under the age of 21 of such investment executives and other employees; (f) trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity; (g) any state or any political subdivision thereof or any instrumentality, department, authority or agency of any state or political subdivision thereof; (h) partners and full-time employees of the Fund's counsel; (i) managed account clients of Voyageur, clients of investment advisers affiliated with Voyageur and other registered investment advisers and their clients (the Fund may be available through a broker-dealer which charges a transaction fee for purchases and sales) and (j) "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Voyageur.
         Class A shares will also be issued at net asset value, without a front end or deferred sales charge, if the purchase of such shares is funded by the proceeds from the redemption of shares of any unrelated open-end investment company that charges a front end sales charge, and, in certain circumstances, a contingent deferred sales charge. In order to exercise this privilege, the purchase order must be received by the Fund within 60 days after the redemption of shares of the unrelated investment company.

CLASS B SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE
The public offering price of Class B shares of the Fund is the net asset value of the Fund's shares. Class B shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The CDSC will depend on the number of years since the purchase was made according to the following table:

CDSC PERIOD                                   CDSC AS A% OF AMOUNT REDEEMED(1)
------------------------------------------------------------------------------
1st year after purchase                                      5%
2nd year after purchase                                      4
3rd year after purchase                                      4
4th year after purchase                                      3
5th year after purchase                                      2
6th year after purchase                                      1
Thereafter                                                   0
------------------------------------------------------------------------------

1 The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of redemption.

         Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker dealers and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class B shares a sales commission equal to 4% of the amount invested and an ongoing annual servicing fee of .15% (paid quarterly) calculated on the net assets attributable to sales made by such broker-dealers.

RULE 12b-1 FEES
Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class B shares. The higher 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" and "Management--Plan of Distribution."

CONVERSION FEATURE
On the first business day of the month eight years after the purchase date, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Voyageur Fund will convert into Class A shares based on the time of the initial purchase. Similarly, Class B shares acquired by exercise of the Reinstatement Privilege will convert into Class A shares based on the time of the original purchase of Class B shares. See "Reinstatement Privilege" below. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of issuance of such shares.

CLASS C SHARES--LEVEL LOAD ALTERNATIVE
The public offering price of Class C shares of the Fund is the net asset value of the Fund's shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

RULE 12b-1 FEES
Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" and "Management--Plan of Distribution."
         Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class C shares a sales commission equal to 1% of the amount invested and an ongoing annual servicing fee of .90% (paid quarterly commencing in the thirteenth month after the sale of such shares) calculated on the net assets attributable to sales made by such broker-dealers.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
The Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. Shareholders will not earn any income on redeemed shares on the redemption date. The Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.
         The Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by the Fund.

CONTINGENT DEFERRED SALES CHARGE
The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.
         In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth. If a shareholder owns Class A and either Class B or Class C shares, then absent a shareholder choice to the contrary, Class B or Class C shares not subject to a CDSC will be redeemed in full prior to any redemption of Class A shares not subject to a CDSC.
         The CDSC does not apply to: (a) redemptions of Class B shares in connection with the automatic conversion to Class A shares; (b) redemptions of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (c) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code.
         If a shareholder exchanges Class A, Class B or Class C shares subject to a CDSC for Class A, Class B or Class C shares, respectively, of a different Voyageur Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. Fund shares are exchangeable for shares of any money market fund available through Voyageur. No CDSC will be imposed at the time of any such exchange; however, the shares acquired in any such exchange will remain subject to the CDSC and the period during which such shares represent shares of the money market fund will not be included in determining how long the shares have been held. Any CDSC due upon a redemption of Fund shares will be reduced by the amount of any Rule 12b-1 payments made by such money market fund with respect to such shares.
         The Underwriter, upon notification, intends to provide, out of its own assets, a pro rata refund of any CDSC paid in connection with a redemption of Class A, Class B, or Class C shares of the Fund (by crediting such refunded CDSC to such shareholder's account) if, within 90 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Voyageur Funds. Any reinvestment within 90 days of a redemption to which the CDSC was paid will be made without the imposition of a FESC but will be subject to the same CDSC to which such amount was subject prior to the redemption. The amount of the CDSC will be calculated from the original investment date.

EXPEDITED REDEMPTIONS
The Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.

EXPEDITED TELEPHONE REDEMPTION
Shareholders redeeming at least $1,000 and no more than $50,000 (for which certificates have not been issued) may redeem by telephoning the Fund directly at 612-376-7014 or 800-545-3863. The applicable section of the general authorization form must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the general authorization form. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the shareholder's address of record or to the bank account designated on the authorization form and requiring certain means of telephonic identification. Voyageur and the Distributor will not be liable for following instructions which are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS THROUGH CERTAIN BROKER DEALERS
Certain broker-dealers who have sales agreements with the Underwriter may allow their customers to effect a redemption of shares of the Fund purchased through such broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

GOOD ORDER
"Good order" means that stock certificates, if issued, must accompany the written request for redemption and must be duly endorsed for transfer, or must be accompanied by a duly executed stock power. If no stock certificates have been issued, a written request to redeem must be made. Stock certificates will not be issued for Class B or Class C shares. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See "Other Information" in the Statement of Additional Information. Voyageur may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by Voyageur to subject the Fund to an unusual degree of risk.

MONTHLY CASH WITHDRAWAL PLAN
An investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information.


REINSTATEMENT PRIVILEGE
--------------------------------------------------------------------------------
An investor in the Fund whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege as to the Fund may reinvest the proceeds of such redemption in shares of the same class of any Voyageur Fund eligible for sale in the shareholder's state of residence. Reinvestment will be at the net asset value of Fund shares next determined after the Underwriter receives a check along with a letter requesting reinstatement. The Underwriter must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund. Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of shares of the Fund, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of the Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
Except as described below, shareholders may exchange some or all of their Fund shares for shares of another Voyageur Fund, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class A shareholders may exchange their shares for Class A shares of other Voyageur Funds. Class B shareholders may exchange their shares for the Class B shares of other Voyageur Funds and Class C shareholders may exchange their shares for the Class C shares of other Voyageur Funds. Shares of each class may also be exchanged for shares of any money market fund available through Voyageur.
         The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limitation on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. Voyageur reserves the right to prohibit excessive exchanges (more than four per quarter). Voyageur also reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered to be a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the Fund through Voyageur or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the Fund to be acquired and should read such prospectus carefully. Contact the Fund, Voyageur or any of such other broker-dealers for further information about the exchange privilege.


MANAGEMENT
--------------------------------------------------------------------------------
The Board of Directors of the Fund is responsible for managing the business and affairs of the Fund. The names, addresses, principal occupations and other affiliations of Directors and executive officers of the Fund are set forth in the Statement of Additional Information.

INVESTMENT ADVISER; PORTFOLIO MANAGEMENT
Voyageur has been retained under an investment advisory agreement (the "Advisory Agreement") to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group, Inc. ("DFG"), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. As of October 1, 1996, Voyageur served as the manager to six closed-end and ten open-end investment companies (comprising 33 separate investment portfolios), administered numerous private accounts and together with its affiliates, managed approximately $11.5 billion in assets. Voyageur's principal business address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

         The Fund pays Voyageur a monthly investment advisory and management fee equivalent on an annual basis to .65% of its average daily net assets. Voyageur has agreed to limit fees and expenses to the extent set forth above under "Fees and Expenses."

         Steven P. Eldredge has day-to-day portfolio management responsibility of the Fund. Since July 1995, Mr. Eldredge has managed Voyageur Florida Insured Tax Free Fund, Voyageur Florida Limited Term Tax Free Fund, Voyageur National Tax Free Fund, Voyageur National Limited Term Tax Free Fund, Voyageur Iowa Tax Free Fund, and Voyageur Wisconsin Tax Free Fund. Mr. Eldredge is a Senior Tax Exempt Portfolio Manager for Voyageur where he has been employed since 1995. Prior to joining Voyageur, Mr. Eldredge was a portfolio manager for ABT Mutual Funds, Palm Beach, Florida, from 1989 through 1995. Mr. Eldredge has over 18 years experience in portfolio management.

PLAN OF DISTRIBUTION
The Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with Voyageur Fund Distributors, Inc. (the "Underwriter"). Pursuant to the Fund's Plan, the Fund pays the Underwriter a Rule 12b-1 fee, at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to each of Class B and Class C shares for servicing of shareholder accounts and distribution related services. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Underwriter and may exceed or be less than expenses actually incurred by the Underwriter.
         All of the Rule 12b-1 fee attributable to Class A shares, and a portion of the fee equal to .25% of the average daily net assets of the Fund attributable to each of Class B shares and Class C shares constitutes a shareholder servicing fee designed to compensate the Underwriter for the provision of certain services to the shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Underwriter may use such Rule 12b-1 fee or portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.
         That portion of the Rule 12b-1 fee equal to .75% of the average daily net assets of the Fund attributable to Class B shares and Class C shares, respectively, constitutes a distribution fee designed to compensate the Underwriter for advertising, marketing and distributing the Class B shares and Class C shares of the Fund. In connection therewith, the Underwriter may provide initial and ongoing sales compensation to its investment executives and other broker-dealers for sales of Class B shares and Class C shares and may pay for other advertising and promotional expenses in connection with the distribution of Class B shares and Class C shares. The distribution fee attributable to Class B shares and Class C shares is designed to permit an investor to purchase such shares through investment executives of the Underwriter and other broker-dealers without the assessment of an initial sales charge and at the same time to permit the Underwriter to compensate its investment executives and other broker-dealers in connection with the sale of such shares.

CUSTODIAN; DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNT
SERVICES AGENT
Norwest Bank Minnesota, N.A. serves as the custodian of the Fund's portfolio securities and cash.
         Voyageur acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent to perform dividend-paying functions, to calculate the Fund's daily share price, to maintain shareholder records and to perform certain regulatory and compliance related services for the Fund. The fees paid for these services are based on the Fund's assets and include reimbursement of out-of-pocket expenses. Voyageur receives a monthly fee from the Fund equal to the sum of (a) $1.33 per shareholder account per month,
(b) a monthly fee ranging from $1,000 to $1,500 based onthe average daily net assets of the Fund and (c) a percentage of average daily net assets which ranges from 0.02% to 0.11% based on the average daily net assets of the Fund. See "The Investment Adviser and Underwriter--Expenses of the Fund" in the Statement of Additional Information.
         Certain institutions may act as sub-administrators for the Fund pursuant to contracts with Voyageur, whereby the institutions will provide shareholder services to their customers. Voyageur will pay the sub-administrators' fees out of its own assets. The fee paid by Voyageur to any sub-administrator will be a matter of negotiation between the institution and Voyageur based on the extent and quality of the services provided.

EXPENSES OF THE FUND
Voyageur is contractually obligated to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees) of the Fund which exceed 1% of the Fund's average daily net assets on an annual basis up to certain limits as set forth in detail in the Statement of Additional Information. In addition, Voyageur and the Underwriter reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. Voyageur and the Underwriter have agreed to waive fees or absorb expenses through the fiscal year ending December 31, 1998 in such a manner as will result in the Fund being charged fees and expenses that approximatethose set forth in the section "Fees and Expenses." After December 31, 1998, such voluntary fee and expense waivers may be discontinued or modified by Voyageur and the Underwriter in their sole discretion.
         The Fund's expenses include, among others, fees of directors, expenses of directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of the Fund's custodian, bookkeeping, auditing and legal expenses, the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

PORTFOLIO TRANSACTIONS
The Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Voyageur unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of the Fund. It is not anticipated that the Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Underwriter, unless such use would be to the Fund's advantage. Voyageur may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.


DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
The net asset value of Fund shares is determined once daily, Monday through Friday, as of 3:00 p.m. Minneapolis time (the primary close of trading on the Exchange) on each business day the Exchange is open for trading.
         The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets of the Fund attributable to such class less all liabilities attributable to such class by the total number of shares of such class outstanding. For purposes of determining the net assets of the Fund, tax-exempt securities are stated on the basis of valuations provided by a pricing service, approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are used when available. Non-tax-exempt securities for which market quotations are readily available are stated at market value which is currently determined using the last reported sale price, or, if no sales are reported, as in the case of most securities traded over-the-counter, the last reported bid price, except that U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term notes having remaining maturities of 60 days or less are stated at amortized cost which approximates market. All other securities and other assets are valued in good faith at fair value by Voyageur in accordance with procedures adopted by the Board of Directors.


DISTRIBUTIONS TO SHAREHOLDERS AND TAXES
--------------------------------------------------------------------------------
DISTRIBUTIONS
The present policy of the Fund is to declare a distribution from net investment income on each day that the Fund is open for business. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. Distributions of net investment income are paid monthly. Short-term capital gains distributions are taxable to shareholders as ordinary income. Net realized long term capital gains, if any, are distributed annually, after utilization of any available capital loss carryovers. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.
         Shareholders receive distributions from investment income and capital gains in additional shares of the class of the Fund owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. The Fund sends to its shareholders no less than quarterly statements with details of any reinvested dividends.

TAXES
The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify during its current taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund also intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund can pay exempt-interest dividends.
         Distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. Distributions paid from other interest income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from long-term capital gains (and designated as such) are taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held shares in the Fund.
         Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts.
         The foregoing discussion relates to federal taxation as of the date of the Prospectus. See "Taxes" in the Statement of Additional Information. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.


INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------
Advertisements and other sales literature for the Fund may refer to "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return" and may compare such performance quotations with published indices and comparable quotations of other funds. Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
         The advertised yield of the Fund will be based on a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share deemed earned during the period by the maximum offering price per share on the last day of the period. The result is then annualized using a formula that provides for semiannual compounding of income.
         Taxable equivalent yield is calculated by applying the stated income tax rate only to that portion of the yield that is exempt from taxation. The tax-exempt portion of the yield is divided by the number 1 minus the stated income tax rate (e.g., 1-28% = 72%). The result is then added to that portion of the yield, if any, that is not tax-exempt.
         Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.
         Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.
         In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar.
         For Fund performance information and daily net asset value quotations, investors may call 612-376-7014 or 800-545-3863. For additional information regarding the calculation of the Fund's yield, taxable equivalent yield, average annual total return and cumulative total return, see "Calculation of Performance Data" in the Statement of Additional Information.


GENERAL INFORMATION
--------------------------------------------------------------------------------
The Fund sends to its shareholders six-month unaudited and annual audited financial statements.
         The shares of the Fund constitute a separate series of Voyageur Mutual Funds, Inc. (the "Company"), a Minnesota corporation which issues shares of common stock with a $.01 par value per share. All shares of the Company are non-assessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Board of Directors is empowered to issue other series of common stock without shareholder approval.
         The Fund currently offers its shares in multiple classes, each with different sales arrangements and bearing different expenses. Class A, Class B and Class C shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.
         Fund shares are freely transferable, subject to applicable securities laws, are entitled to dividends as declared by the Board, and, in liquidation, are entitled to receive the net assets, if any, of the Fund. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law.
         Each share of a series has one vote irrespective of the relative net asset value of the shares. On some issues, such as the election of Board members, the shares of all series and classes vote together as one. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.
         The assets received by the Company for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series, or class thereof, are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class thereof, and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series or class are allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued. The Company's Articles of Incorporation limit the liability of the Board members to the fullest extent permitted by law. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR VOYAGEUR FUND DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.




                                     PART B

                   VOYAGEUR ARIZONA LIMITED TERM TAX FREE FUND
                     VOYAGEUR ARIZONA INSURED TAX FREE FUND
                         VOYAGEUR ARIZONA TAX FREE FUND
                 VOYAGEUR CALIFORNIA LIMITED TERM TAX FREE FUND
                        VOYAGEUR CALIFORNIA TAX FREE FUND
                    VOYAGEUR CALIFORNIA INSURED TAX FREE FUND
                  VOYAGEUR COLORADO LIMITED TERM TAX FREE FUND
                         VOYAGEUR COLORADO TAX FREE FUND
                     VOYAGEUR COLORADO INSURED TAX FREE FUND
                   VOYAGEUR FLORIDA LIMITED TERM TAX FREE FUND
                         VOYAGEUR FLORIDA TAX FREE FUND
                     VOYAGEUR FLORIDA INSURED TAX FREE FUND
                          VOYAGEUR IDAHO TAX FREE FUND
                           VOYAGEUR IOWA TAX FREE FUND
                          VOYAGEUR KANSAS TAX FREE FUND
                  VOYAGEUR MINNESOTA LIMITED TERM TAX FREE FUND
                        VOYAGEUR MINNESOTA TAX FREE FUND
                         VOYAGEUR MINNESOTA INSURED FUND
                     VOYAGEUR MISSOURI INSURED TAX FREE FUND
                  VOYAGEUR NATIONAL LIMITED TERM TAX FREE FUND
                     VOYAGEUR NATIONAL INSURED TAX FREE FUND
                         VOYAGEUR NATIONAL TAX FREE FUND
                        VOYAGEUR NEW MEXICO TAX FREE FUND
                         VOYAGEUR NEW YORK TAX FREE FUND
                       VOYAGEUR NORTH DAKOTA TAX FREE FUND
                      VOYAGEUR OREGON INSURED TAX FREE FUND
                           VOYAGEUR UTAH TAX FREE FUND
                    VOYAGEUR WASHINGTON INSURED TAX FREE FUND
                        VOYAGEUR WISCONSIN TAX FREE FUND


                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with each Fund's Prospectus dated April 28, 1997. A copy of the Prospectus or this Statement of Additional Information may be obtained free of charge by contacting the Funds at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Telephone: (612) 376-7000 or (800) 553-2143.


                                TABLE OF CONTENTS
                                                                          Page
Investment Policies and Restrictions......................................B-2
Special Factors Affecting the Funds.......................................B-15
Insurance.................................................................B-58
Board Members and Executive Officers of the Funds.........................B-60
The Investment Adviser and Underwriter....................................B-62
Taxes  ...................................................................B-73
Special Purchase Plans ...................................................B-77
Net Asset Value and Public Offering Price.................................B-79
Calculation of Performance Data...........................................B-83
Monthly Cash Withdrawal Plan..............................................B-95
Additional Information....................................................B-96
Appendix A - Descriptions of Bond Ratings.................................A-1
Appendix B - General Characteristics and Risks of Options and Futures ....B-1

         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated April 28, 1997, and, if given or made, such information or representations may not be relied upon as having been authorized by the Funds. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of any of the Funds since the date hereof.

                              Dated April 28, 1997




                      INVESTMENT POLICIES AND RESTRICTIONS

         The investment objectives, policies and restrictions of the open-end series investment companies on the first page of this Statement of Additional Information (collectively, the "Funds") are set forth in the combined prospectus. Certain additional investment information is set forth below. All capitalized terms not defined herein have the same meanings as set forth in the prospectus.

TAX EXEMPT OBLIGATIONS

         The term "Tax Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder's tax status) and with respect to the Funds other than the three national funds, personal income tax of the state specified in the Fund's name, if any. Tax-Exempt Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax Exempt Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Tax Exempt Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

         Securities in which the Funds may invest, including Tax Exempt Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or a State's legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Tax Exempt Obligations may be materially affected.

         From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Tax Exempt Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax Exempt Obligations for investment by the Funds and the value of each Fund's portfolio. In such event, management of the Funds may discontinue the issuance of shares to new investors and may reevaluate each Fund's investment objective and policies and submit possible changes in the structure of the Fund for shareholder approval.

         To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") for Tax Exempt Obligations may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Funds' Prospectus and this Statement of Additional Information. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax Exempt Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, Voyageur Fund Managers, Inc. ("Voyageur"), the Funds' investment manager, will subject these securities to other evaluative criteria prior to investing in such securities.

         Floating and Variable Rate Demand Notes. The Funds may purchase floating and variable rate demand notes. Generally, such notes are secured by letters of credit or other credit support arrangements provided by banks. Such notes normally have a stated long-term maturity but permit the holder to tender the note for purchase and payment of principal and accrued interest upon a specified number of days' notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a specified interest index, such as a bank's prime rate, and is adjusted automatically each time such index is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon current market conditions. Voyageur monitors the creditworthiness of issuers of floating and variable rate demand notes in each Fund's portfolio.

         Escrow Secured Bonds or Defeased Bonds. Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) some of its outstanding bonds and it becomes necessary or desirable to set aside funds for redemption or payment of the bonds at a future date or dates. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from S&P and Moody's. The Insured Tax Free Funds will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. Government.

         State or Municipal Lease Obligations. Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which the Funds will invest, Voyageur will evaluate the credit rating of the lessee and the terms of the lease. Additionally, Voyageur may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

         The Constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or
(3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

         If the lease is terminated by the public body for nonappropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

         Concentration Policy. As set forth in the Funds' Prospectus, although each Fund may invest 25% or more of its total assets in limited obligation bonds, no Fund will invest 25% or more of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry, except that the Funds may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and/or utility obligations. Arizona Limited Term Tax Free Fund, Arizona Tax Free Fund, California Limited Term Tax Free Fund, California Tax Free Fund, Colorado Limited Term Tax Free Fund, Colorado Insured Tax Free Fund, Florida Limited Term Tax Free Fund, Florida Tax Free Fund, Idaho Tax Free Fund, New York Tax Free Fund, National Limited Term Fund and National Tax Free Fund also may, under such circumstances, invest without limit in transportation, education and/or industrial obligations. Appropriate available investments may be in limited supply, from time to time in the opinion of Voyageur, due to, among other things, each Fund's investment policy of investing primarily in obligations of its state (and the state's municipalities, other political subdivisions and public authorities) and of investing primarily in investment grade (high grade, with respect to the Insured Tax Free Funds) securities. Additionally, the insurance policies of the Insured Tax Free Funds may affect the appropriate available investment supply from time to time in the opinion of Voyageur. Certain of the risks set forth below may be reduced or eliminated to the extent a Fund invests in insured Tax Exempt Obligations.

         HOUSING OBLIGATIONS. Each Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

         HEALTH CARE OBLIGATIONS. Each Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

         UTILITY OBLIGATIONS. Each Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

         TRANSPORTATION OBLIGATIONS. Certain Funds may, from time to time, invest 25% or more of their total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

         EDUCATION OBLIGATIONS. Certain Funds may, from time to time, invest 25% or more of their total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

         INDUSTRIAL REVENUE OBLIGATIONS. Certain Funds may, from time to time, invest 25% or more of their total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

         OTHER RISKS. The exclusion from gross income for purposes of federal income taxes and the personal income taxes of certain states for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Funds to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

TAXABLE OBLIGATIONS

         As set forth in the Funds' prospectus, the Funds may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal and state income taxation.

         Government Obligations. The Funds may invest in securities issued or guaranteed by the U. S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U. S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U. S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U. S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U. S. Government provides financial support to such U. S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Funds will invest in such securities only when Voyageur is satisfied that the credit risk with respect to the issuer is minimal.

         Repurchase Agreements. The Funds may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the Funds' custodian (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

         Other Taxable Investments. The Funds also may invest in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. With respect to Colorado Fund, investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars.

OPTIONS AND FUTURES TRANSACTIONS

         To the extent set forth in the prospectus, each Fund may buy and sell put and call options on the securities in which they may invest, and certain Funds may enter into futures contracts and options on futures contracts with respect to fixed-income securities or based on financial indices including any index of securities in which the Fund may invest. Futures and options will be used to facilitate allocation of a Fund's investments among asset classes, to generate income or to hedge against changes in interest rates or declines in securities prices or increases in prices of securities proposed to be purchased. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing (i.e. selling) call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can causes losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

         Writing Options. The Funds may write (i.e. sell) covered put and call options with respect to the securities in which they may invest. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by any Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of such Fund.

         "Covered options" means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U. S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         Through the writing of call or put options, a Fund may obtain a greater current return than would be realized on the underlying securities alone. A Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

         Purchasing Options. The Funds may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio.

         Each of the Funds may also purchase call options. During the life of the call option, the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         Securities Index Option Trading. The Funds may purchase and write put and call options on securities indexes. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount.

         The effectiveness of purchasing or writing index options as a hedging technique depends upon the extent to which price movements in a Fund's portfolio correlate with price movements of the index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the relevant underlying securities markets generally or, in the case of certain indexes, in an industry market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to Voyageur's ability to predict correctly movements in the direction of the stock market or interest rates market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. In the event Voyageur is unsuccessful in predicting the movements of an index, a Fund could be in a worse position than had no hedge been attempted.

         Because exercises of index options are settled in cash, a Fund cannot determine the amount of its settlement obligations in advance and, with respect to call writing, cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. When a Fund writes an option on an index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, high-grade liquid debt securities or "qualified securities" with a market value determined on a daily basis of not less than 100% of the current market value of the option.

         Options purchased and written by a Fund may be exchange traded or may be options entered into by the Fund in negotiated transactions with investment dealers and other financial institutions (over-the-counter or "OTC" options) (such as commercial banks or savings and loan associations) deemed creditworthy by Voyageur. OTC options are illiquid and it may not be possible for the Fund to dispose of options it has purchased or to terminate its obligations under an option it has written at a time when Voyageur believes it would be advantageous to do so.

         Futures Contracts and Options on Futures Contracts. Certain Funds may enter into futures contracts and purchase and write options on these contracts, including but not limited to interest rate and securities index contracts and put and call options on these futures contracts. These contracts will be entered into on domestic and foreign exchanges and boards of trade, subject to applicable regulations of the Commodity Futures Trading Commission. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

         In connection with transactions in futures contracts and writing related options, each Fund will be required to deposit as "initial margin" a specified amount of cash or short-term, U. S. Government securities. The initial margin required for a futures contract is set by the exchange on which the contract is traded. It is expected that the initial margin would be approximately 1-1/2% to 5% of a contract's face value. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. No Fund will purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on that Fund's existing futures and related options positions and premiums paid for options or futures contracts entered into for other than bona fide hedging purposes would exceed 5% of the Fund's assets.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS.

         HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

         Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the financial instruments included in the applicable index.

         Successful use of futures contracts by a Fund is subject to the ability of Voyageur to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         LIQUIDITY OF FUTURES CONTRACTS. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

         Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         RISK OF OPTIONS. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of a Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but the Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options may exceed the amount of the premium received.

         The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when Voyageur deems it desirable to do so. Although a Fund will enter into an option position only if Voyageur believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

         A Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by Voyageur, which could prove to be inaccurate. Even if the expectations of Voyageur are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         Certain Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, such Funds will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         Certain Funds may purchase call options to hedge against an increase in price of securities that the Funds anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         As discussed above, options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Funds to dispose of options they have purchased or terminate their obligations under an option they have written at a time when Voyageur believes it would be advantageous to do so. Accordingly, OTC options are subject to each Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, a Fund could experience a loss of all or part of the value of the option. Voyageur anticipates that options on Tax Exempt Obligations will consist primarily of OTC options.

ILLIQUID INVESTMENTS

         Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. For certain Funds, this policy is fundamental. See "Investment Restrictions" below. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the Securities and Exchange Commission has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act, certain forms of interest-only and principal-only, mortgaged-backed U.S. Government securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act). As a fundamental policy, the Funds may invest without limitation in these forms of restricted securities if such securities are deemed by Voyageur to be liquid in accordance with standards established by the Funds' Board. Under these guidelines, Voyageur must consider, among other things, (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.)

         At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

         As more fully described in the Funds' prospectus, the Funds are permitted to invest in municipal leases. Traditionally, municipal leases have been viewed by the Securities and Exchange Commission staff as illiquid investments. However, subject to Board standards similar to the standards applicable to restricted securities (as discussed above), Voyageur may treat certain municipal leases as liquid investments and not subject to the policy limiting illiquid investments.

DIVERSIFICATION

         Each Fund designated as such on the cover of the prospectus operates as a "diversified" management investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"), which means that at least 75% of its total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer. The other Funds are "non-diversified," as defined in the 1940 Act. See the prospectus regarding certain considerations relating to "non-diversified" status.

         For purposes of such diversification, the identification of the issuer of Tax Exempt Obligations depends on the terms and conditions of the security. If a State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the State, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.

         Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a State, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by one of the Funds exceeds 10% of the value of such Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U. S. Government securities will be treated as investments in U. S. Government securities for purposes of determining a Fund's compliance with the 1940 Act diversification requirements.

          In order to qualify as a regulated investment company, each Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Internal Revenue Code of 1986, as amended (the "Code") requires that not more than 25% in value of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. Each Fund intends to conduct its operations so that it will comply with diversification requirements and qualify under the Code as a "regulated investment company."

PORTFOLIO TURNOVER

         Portfolio turnover for a Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by such Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. The portfolio turnover rate for each of the Funds (other than for Funds which have not commenced investment operations as of the date of this Statement of Additional Information) is set forth in the prospectus under "Financial Highlights."

INVESTMENT RESTRICTIONS

         The Funds have adopted certain investment restrictions set forth below which, together with the investment objectives of each Fund and other policies which are specifically identified as fundamental in the Prospectus or herein cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the 1940 Act, this means the lesser of the vote of (1) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares of a Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of a Fund. The following investment restrictions apply to Arizona Insured Tax Free Fund, California Insured Tax Free Fund, Colorado Tax Free Fund, Florida Insured Tax Free Fund, Kansas Tax Free Fund, Minnesota Insured Fund, Minnesota Limited Term Tax Free Fund, Minnesota Tax Free Fund, Missouri Insured Tax Free Fund, National Insured Tax Free Fund, New Mexico Tax Free Fund, North Dakota Tax Free Fund, Oregon Insured Tax Free Fund, Utah Tax Free Fund, and Washington Insured Tax Free Fund. No such Fund will:

                  (1) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% (10% for Colorado Tax Free
         Fund) of the value of such Fund's total assets, including the amount borrowed. The Funds may not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce such Fund's net income.

                  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above.

                  (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                  (4) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

                  (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (6) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

                  (7) Purchase or sell commodities or commodity contracts (including futures contracts).

                  (8) Make loans, except by purchase of debt obligations in which such Fund may invest consistent with its investment policies, and through repurchase agreements.

                  (9) Invest in securities of any issuer if, to the knowledge of such Fund, officers and directors (or trustees) of such Fund or officers and directors of such Fund's investment adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5% of such securities.

                  (10) Invest 25% or more of its assets in the securities of issuers in any single industry, except that the Funds may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and utility obligations; provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, Voyageur interprets "Tax Exempt Obligations" to exclude limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.)

                  (11) Invest more than 15% of its net assets in illiquid investments.

         The following fundamental investment restrictions apply to Iowa Tax Free Fund and Wisconsin Tax Free Fund. These Funds will not:

                  (1) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of such Fund's total assets, including the amount borrowed. The Funds may not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce such Fund's net income.

                  (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

                  (4) Make loans, except by purchase of debt obligations in which such Fund may invest consistent with its investment policies, and through repurchase agreements.

                  (5) Invest 25% or more of its assets in the securities of issuers in any single industry , except that it may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and/or utility obligations; provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by U.S. Government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, Voyageur interprets "Tax Exempt Obligations" to exclude limited obligations bonds payable only from revenues derived from facilities or projects within a single industry.)

                  (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that purchasing or selling on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

                  (7) Purchase or sell commodities or commodity contracts (including futures contracts).

                  (8) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         The following restrictions apply to Arizona Limited Term Tax Free Fund, Arizona Tax Free Fund, California Limited Term Tax Free Fund, California Tax Free Fund, Colorado Limited Term Tax Free Fund, Colorado Insured Tax Free Fund, Florida Limited Term Tax Free Fund, Florida Tax Free Fund, Idaho Tax Free Fund, New York Tax Free Fund, National Limited Term Tax Free Fund and National Tax Free Fund. No such Fund will:

                  (1) Borrow money (provided that such Fund may enter into reverse repurchase agreements), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Funds may not borrow for leverage purposes, provided that such Funds may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of such Fund's total assets.

                  (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, such Fund may be deemed to be an underwriter under federal securities laws.

                  (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

                  (4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

                  (5) Invest 25% or more of its assets in the securities of issuers in any single industry (except that it may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care, utility, transportation, education and/or industrial obligations); provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by the U.
         S. government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, Voyageur interprets "Tax Exempt Obligations" to exclude limited obligations bonds payable only from revenues derived from facilities or projects within a single industry.)

                  (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

                  (7) Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current Prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

                  (8) With respect to Florida Limited Term Tax Free Fund only, pledge, hypothecate, mortgage or otherwise incumber its assets in excess of 10% of its total assets (taken at the lower of cost or current value). For the purposes of this restriction, collateral arrangements for margin deposits on futures contracts with respect to the writing of options, with respect to reverse repurchase agreements or with respect to similar investment techniques are not deemed to be a pledge of assets.

         The following non-fundamental investment restrictions may be changed by the Board of each Fund at any time. None of the Funds will:

                  (1) Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

                  (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (3) With respect to the National Funds, such Funds will not write puts if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover such puts.

                  (4) With respect to Arizona Limited Term Tax Free Fund, Arizona Tax Free Fund, California Limited Term Tax Free Fund, California Tax Free Fund, Colorado Limited Term Tax Free Fund, Colorado Insured Tax Free Fund, Florida Limited Term Tax Free Fund, Florida Tax Free Fund, Idaho Tax Free Fund, New York Tax Free Fund, National Limited Term Tax Free Fund and National Tax Free Fund, such Funds will not make short sales of securities or maintain a short position for the account of such Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         Any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.


                       SPECIAL FACTORS AFFECTING THE FUNDS

         The following information is a brief summary of particular state factors effecting the Funds and does not purport to be a complete description of such factors. The financial condition of a state, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the respective state Fund, or result in the default of existing obligations, including obligations which may be held by a Fund. Further, each state faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of such state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of a state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state.

         Bond ratings received on a state's general obligation bonds, if any, are discussed below. Moody's, S&P and/or Fitch Investors Service, Inc. provide an assessment/rating of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by the rating service from other sources it considers reliable. Each rating service does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstance. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2. Nature of, and provisions of, the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement(s) under the laws of bankruptcy and other laws affecting creditors rights.

         A revision or withdrawal of any such credit rating could have an effect on the market price of the related debt obligations. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. In addition, a description of Moody's and S&P's bond ratings is set forth in Appendix A hereto.

         The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It has not been independently verified by the Funds. The Funds make no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of any Fund may fluctuate due to factors such as changes in interest rates, matters affecting a particular state, or for other reasons.

FACTORS AFFECTING ARIZONA FUNDS

         General Economic Conditions. Progressing from its traditional reliance on a cyclical construction industry, Arizona's economic base is maturing and diversifying.

         One of the nation's leaders in employment growth, Arizona created close to 335,000 jobs during 1990-95. After climbing by 6.2% in 1994, during which the state's economy produced the second-highest number of jobs of any year in Arizona history, job creation in Arizona is leveling off with employment growth of 4.2% in 1995-96, although this compares favorably with the national figure of 2.3%. Arizona's wage and salary employment grew 5.4% in 1995 and is forecast to increase by 4.3% in 1996, 3.7% in 1997 (adding more than 153,000 new jobs since
1995) and 3.0% in 1998.

         Arizona ranked third in the nation in personal income growth during 1990-95. Personal income growth is estimated at 8% in 1996, 6.7% in 1997, and 6.1% in 1998.

         Overall, Arizona's forecast is for continued but moderate rates of growth in employment and personal income. The numbers suggest a positive outlook, although less so in 1996 and 1997 than in 1994 and 1995. By 1997 employment growth is expected by Arizona to be less than half of Arizona's 1994 growth rate.

         Continued job growth is forecast by Arizona to be accompanied by strong population growth. During the last ten years, Arizona's population grew at an average rate of 3.5% to a total of 4.1 million people. Arizona's population grew by an estimated 2.8% in 1994 and 3.5% in 1995. That rate is expected by Arizona to drop back to 2.5% in 1996 and 2.6% between January of 1997 and January of 1998.

         Budgetary Process. Annually, no later than five days after the regular Legislative session convenes, the Governor must submit a budget to the Legislature. Before July 1 the budget is enacted through the passage of a General Appropriations Act, a Capital Outlay Bill and various Omnibus Reconciliation Bills (ORBs). The reconciliation bills are used for statutory adjustments that must be implemented to carry out the adopted budget. Upon presentation, the Governor has five days to sign the bills into law, veto it in its entirety, line-item veto individual items of appropriations, or allow the bill to become law without his signature. The Legislature may, with a two-thirds vote, override a veto or line-item veto.

         The Budget Reform Act of 1993 initiated a one-and two-year budget review process for State agencies beginning with the FY 1996/FY 1997. Agencies selected for annual review and appropriation are designated as Major Budget Units (MBUs). MBUs can be described as agencies with difficult issues requiring frequent and critical reviews and, ultimately, more resources. The 16 MBUs account for over 90% of the total General Fund expenditures. Agencies selected for biennial review and appropriation are designated as Other Budget Units
(OBUs). In 1996, combined MBU and OBU in the General Fund totaled $4.38 billion, and is estimated at $4.77 billion in 1997.

         Revenues and Expenditures. The General Fund closed fiscal year 1996 with a $399.9 million ending balance, setting a new record for the state, and the Executive plan for fiscal year 1997 anticipates a $254.9 million balance. Overall, fiscal year 1996 revenues exceeded the spring 1996 forecast by about $95.3 million. While there were many offsetting changes in the various revenue sources, the most notable were in corporate and individual income taxes. Revertments were anticipated to be about $75 million in spring 1996. The final closing of the books revealed total revertments of $112 million - a $37 million increase. However, some revertments will be administratively adjusted during fiscal year 1997 to pay bills.

         Fiscal Year 1997. In April 1996, when the fiscal year 1997 budget was adopted, the consensus revenue estimate was $4.72 billion. The current Executive forecast for fiscal year 1997 is $60 million higher, at $4.78 billion.

         The major revenue source remaining essentially unchanged from the spring 1996 forecast is transaction privilege taxes, still forecast to produce $2.21 billion for fiscal year 1997. As of November 1996, fiscal year 1997 YTD revenue collections were up 3.4% over the previous year and support the present Executive General Fund forecast. All three major revenue categories - individual income taxes, corporate income taxes and transaction privilege taxes - showed gains on a year-over-year basis. The most significant impact on fiscal year 1997 revenues will be the $200 million property tax reduction enacted in 1996, which has decreased revenues by some 3.2%. Overall, the Executive anticipates a 3.4% or $163.2 billion increase in base revenues of the current FY 1997 estimate. This compares to the 2.4%, or $112.5 million increase in base revenues between fiscal year 1996 and fiscal year 1997.

         Fiscal Year 1998. The Executive is recommending a base operating budget of $4.94 billion for fiscal year 1998, an increase of approximately $168.7 million. The majority of recommended expenditures for fiscal year 1998 are in the area of education. The K-12 budget (Department of Education) and the higher education budgets (Community Colleges and University system) account for 57% (over $2.8 billion) of the General Fund operating budget. Additionally, the health and welfare area accounts for over 23% (more than $1.1 billion), the protection and safety area accounts for over 12% ($579 million), and other areas of government account for less than 8% of the General Fund operating budget.

         The Executive fiscal plan for fiscal year 1998 is based on revenue estimates, yet still provides for Executive-initiated program changes of $59.6 million; a $100 million income tax reduction to continue the Governor's phase-out of that revenue source; an $84.7 million capital program; and a $28.0 million employee compensation package. The Executive projects a fiscal year 1998 ending balance of $11.2 million.

         Significant Litigation. In response to the court's ruling in the Roosevelt v. Bishop case in 1994, the Executive recommended $30 million for the first-year implementation of a capital assistance program for Arizona's schools. The program is designed to help school districts that lack bonding capacity due to low value or rapid growth. It requires an application that includes documentation of need and is submitted to a capital equity board. Income is provided for in a Capital Equity Fund which contains monies appropriated by the Legislature and $30 million annually from the Common School Land Fund (Permanent State School Fund). The Permanent State School Fund consists of revenues from the proceeds of the sale of natural resources or property from lands that have been granted by the United States to the State of Arizona for the support of common schools. In future years, the Capital Equity Fund may contain monies remitted by school districts for the repayment of loans. Funds are used to assist school districts with capital needs. For fiscal year 1999, the Governor recommends $40.5 million be appropriated from the Permanent State School Fund, which includes the $30 million appropriated to the Capital Equity Fund.

         Debt Administration and Limitation. The State is not permitted to issue general obligation debt. The particular source of payment and security for each of the Arizona Tax Exempt Obligations is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona Tax Exempt Obligations issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

         Although most of the Arizona Tax Exempt Obligations are revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Arizona Tax Exempt Obligations or the ability of the respective obligors to pay principal of and interest on the Arizona Tax Exempt Obligations when due.

FACTORS AFFECTING CALIFORNIA FUNDS

         General Economic Conditions. California's economy is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high-technology, trade, entertainment, tourism, construction and services. Total State gross domestic product of $1 trillion in 1997 will be larger than all but seven nations in the world and California will become the first state to produce over one trillion dollars worth of goods and services in a single year.

         After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. In 1996, California had eight consecutive months of record high employment levels. Employment grew over 330,000 non-farm jobs in 1996, and is expected to add another 330,000 jobs in 1997. The strongest growth has been in high technology and export-related industries, including computer software, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), and finance and insurance. Residential housing construction, with new permits rising from 94,000 units in 1996 to 110,000 in 1997, is weaker than in previous recoveries, but has been growing slowly since 1993.

         The State's July 1, 1994 population of 32.1 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of July 1, 1994, the 5-county Los Angeles area accounted for 48% of the State's population, with 15.6 million residents, and the 10-county San Francisco Bay Area represented 21% with a population of
6.7 million. The June 1996 population projection forecasts 33.9 million California residents in July 1998.

         California enjoys a large and diverse labor force. For the year 1996, the total civilian labor force was 15,496,000 with 14,372,000 individuals employed and 1,124,000, or 7.3%, unemployed. In comparison, the unemployment rate for the United States during the same time was 5.4%.

         Budgetary Process. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

         Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

         Revenues and Expenditures. The moneys of the State are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

         Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of January 31, 1996, the PMIA held approximately $17.31 billion of State moneys, and $10.60 billion of moneys invested for 2,366 local governmental entities through the Local Agency Investment Fund ("LAIF"). The total assets of the PMIA as of January 31, 1996 were $27,912,100,000. The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10% of PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity date. The average life of the investment portfolio of the PMIA as of January 31, 1996 was 233 days.

         Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes. Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1995, the General Fund did not have any outstanding loans from Special Funds (but did have $4 billion of external loans represented by the 1994 Revenue Anticipation Warrant, Series C and D which matured on April 25, 1996). As of June 30, 1996, the General Fund Reserve for Economic Uncertainties was $234.6 million.

         Proposition 13. The primary units of local government in California are the counties. Counties are responsible for the provision of many basic services, including indigent health care, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 unincorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. A recent California Supreme Court decision has upheld the constitutionality of an initiative statute, previously held invalid by lower courts, which requires voter approval for "general" as well as "special" taxes at the local level. Counties, in particular, have had fewer options to raise revenues than many other local government entities, yet have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected.

         State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         Orange County, CA. On December 6, 1994, Orange County, together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and Orange County. More than 200 other public entities, most of which, but not all, are located in Orange County, were also depositors in the Pools. Orange County has reported the Pools' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including Orange County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Orange County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short term debt using certain new revenues transferred to Orange County from other local governments pursuant to special legislation enacted in October, 1995. The State has no existing obligation with respect to any outstanding obligations or securities of Orange County or any of the other participating entities.

         Litigation Generally. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In the consolidated state case of Malibu Video Systems, et al. v. Kathleen Brown and Abramovitz, et al., a stipulated judgment has been entered requiring return of $119 million plus interest to specified special funds over a period of up to five years beginning in fiscal year 1996-1997. The lawsuit challenges the transfer of monies from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993, and 1994. Plaintiffs allege that the monetary transfers violated various statutes and provisions of the State Constitution.

         Fiscal Year 1996-1997. On January 10, 1996, the Governor released his proposed budget for the fiscal year 1996-97. The Governor requested total General Fund appropriations of about $45.2 billion, based on projected revenues and transfers of about $45.6 billion, which would leave a budget reserve in the SFEU at June 30, 1997 of about $400 million. The Governor renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% phased cut in individual and corporate tax rates over three years (the budget proposal assumes this will be enacted, reducing revenues in 1996-97 by about $600 million). There was also a proposal to restructure trial court funding in a way which would result in a $300 million decrease in General Fund revenues. The Governor requested legislation to make permanent a moratorium on cost of living increases for welfare payments, and suspension of a renters tax credit, which otherwise would go back into effect in the 1996-97 fiscal year. The Governor further proposed additional cuts in certain health and welfare programs, and assumed that cuts previously approved by the Legislature will receive federal approval. Other proposals included an increase in funding for K-12 schools under Proposition 98, for state higher education systems (with a second year of no student fee increases), and for corrections. The Governor's Budget projected external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997. Revised estimates were published in the Governor's Budget Summary for fiscal year 1997-98. These estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

         Preliminary General Fund revenues and transfers for fiscal year 1996-97 are $48.4 billion, a 4.56% increase from the prior year. Expenditures are estimated at $48.4 billion, a 6.6% increase. The Governor's Budget Summary for fiscal year 1997-98 projects a positive balance of $197 million in the budget reserve, the SFEU, at June 30, 1997. Special Fund revenues are estimated at $13.54 billion and appropriated Special Fund expenditures at $13.59 billion. As of June 30, 1996, the General Fund balance was $685.4 million. The estimate for June 30, 1997 is $648 million.

         Overall, General Fund revenues and transfers represent about 78% of total revenues. The remaining 22% are special funds, dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 73% of total revenues.

         Several important tax changes were enacted in 1996. The bank and corporation tax was reduced by 5%, and a number of targeted business tax incentives were put into place.

         1997-98 Fiscal Year. The Governor's proposed budget for fiscal year 1997-98 keeps General Fund spending below revenues. The budget provides for General Fund revenues and transfers of $50.7 billion, a 4.65% increase from 1996-97, and expenditures of $50.3 billion, a 4% increase. The budget provides for a General Fund Reserve for Economic Uncertainties of $553 million. The balance in the General Fund at the end of fiscal year 1998 is forecast at $1,004 million. Special Fund revenues are estimated to be $14 billion and appropriated Special Fund expenditures are projected at $14.3 billion.

         K-12 education remains the state's top funding priority -- nearly 42 cents of every General Fund dollar is spent on K-12 education. Education, public safety, and health and welfare expenditures constitute nearly 93% of all state General Fund expenditures. General Fund expenditures for 1997-98 are proposed in the following amounts and programs: $20.9 billion or 41.6% for K-12 education, $14.6 billion or 28.9% for health and welfare, $6.5 billion or 12.9% for higher education, and $4.3 billion, or 8.5% for youth and correctional programs. The remaining expenditures are in areas such as business, transportation, housing, and environmental protection.

The following are principal features of the Governor's 1997-98 budget proposal:

         For fiscal year 1997-98, the Governor's budget proposes a further 10% reduction in the bank and corporation tax rate phased in over a two-year period beginning with the 1998 tax year. This would implement the balance of the Governor's proposal last year for a 15% bank and corporation tax reduction. In addition, the Governor's Budget proposes that the State conform with recent federal changes in the allowable number of Subchapter S shareholders. Combined, these tax reduction proposals are estimated to reduce taxes by $93 million during 1997-98, and $336 million during 1998-1999.

         The Governor has proposed a $200 million bond to capitalize an Infrastructure Bank to help finance infrastructure projects related to business development. The budget also proposes $939,000 to create three new offices -- two in Asia and one in South America -- to provide California companies with representation and assistance in these emerging markets.

         Building on the 1996 class-size reduction initiative, the Budget proposes $304 million to reduce class size in an additional grade, and funding is provided to meet facilities-related costs of class size reduction in 1996-97. An additional $57 million is proposed for improved reading instruction in grades four through eight.

         The Budget includes the second year of the Citizens' Option for Public Safety Program, through which $100 million will be provided to local governments to increase frontline law enforcement.

         The Budget provides a $35 million Infant Health Protection Initiative, designed to protect children from abuse or neglect from substance-abusing parents. The budget also provides $15.3 million to increase immunizations for low-income children.

         Debt Administration and Limitation. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State Constitution prohibits the creation of indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. The State had $17,913,271,000 aggregate principal amount of general obligation bonds outstanding, and $8,383,864,000 authorized and unissued, as of December 31, 1996. Outstanding lease revenue bonds totaled $5.845 billion as of June 30, 1996, and are estimated to total $6.398 billion as of June 30, 1997.

         From July 1, 1995 to December 15, 1995, the State issued approximately $461 million in general obligation bonds and $44 million in revenue bonds. Refunding bonds, which are used to refinance existing debt, accounted for $81 million of the general obligation bonds and the entire $44 million of the revenue bonds. The Legislature placed two general obligation bond measures totaling $5 billion on the March, 1996 statewide ballot. Additional bond measures may be placed on the November 1996 ballot.

         General Fund general obligation debt service expenditures for fiscal year 1995-96 were $1.911 billion, and are estimated at $1.953 billion and $1.979 billion for fiscal years 1996-97 and 1997-98, respectively.

         The State's general obligation bonds have received ratings of "A1" by Moody's Investors Service, "A" by Standard & Poor's Ratings Group and "A+" by Fitch Investors Service, Inc.

FACTORS AFFECTING COLORADO FUNDS

         General Economic Conditions. Colorado entered the Union on August 1, 1876, and was called the "Centennial State" in honor of the 100th anniversary of the Declaration of Independence. It is the eighth largest state in the nation, with an area of 104,247 square miles. The main feature of the state's geography is the Continental Divide, extending northeast to southwest and roughly bisecting Colorado into the Eastern and Western Slopes. The major rivers of Colorado are the Arkansas, Platte, Rio Grande, and Colorado. Colorado enjoys an average of nearly 300 days of sunshine per year. Precipitation varies from 8 inches per year in lower elevations to 23 inches in the mountains, with a yearly statewide average of 16.5 inches.

         The U.S. Bureau of Census estimates Colorado's population in 1996 at
3.821 billion. This represents a 2.0% increase over the 1995 estimate of 3.747 billion. Colorado's population growth is predicted at 1.9% in 1997 and 1.8% in 1998, both years higher than the 1.2% estimated national rate for 1997 and 1998. A large part of Colorado's current growth is related to growth in the West and to decentralization trends that emanate from California.

         As the primary services center for the Rocky Mountain region, the state suffered a sharp recession in the mid-to-late 1980s because of retrenchment in the energy sector. Real estate values dropped sharply, with evidence of overbuilding in commercial and residential sectors. Office vacancy rates in the Denver area soared, and the state lost significant jobs in mining and construction.

         Colorado's economic vitality returned and was evident through the 1991-1992 national recession and more recent recovery. Wage and salary employment growth topped 5.1% in 1994, but dropped to 4.7% in 1995 and an estimated 2.5% in 1996. Personal income grew 8% in 1995 but dropped to an estimated 6.3% in 1996. The state has added nearly 318,500 jobs during 1990-1995, mostly in service, trade, and government with an additional 45,200 estimated for 1996, a 2.5% increase from 1995, but lower than the 5.1% and 4.7% increases in 1994 and 1995, respectively. Construction employment has been strong, bolstered by the recently completed Denver International Airport construction, but activity has shifted to other public infrastructure projects and single-family homes. Estimates for 1996 show employment is now diversified among service (29.7%), trade (24.5%), government (16.2%), and manufacturing (10.5%). Housing starts have dramatically increased from 14,100 units permitted in 1991 to an estimated 41,400 in 1996. Conversely, the state's mining sector has recorded the loss of about 6,200 jobs since 1990. Transportation, communications and public utilities, as well as retail trade has been strong, growing 9% and 7.1%, respectively, in 1995. Income levels, while below their early 1980s peak, are rising, with per capita personal income at 103% of the national average.

         The Colorado economy will continue to chalk up gains in 1997 but not at the pace of the last three years. Absorbing the job cuts at Union Pacific Railroad, USWEST, and Fitzsimmon's Army Medical Center will curtail growth. The Colorado economy has now achieved more sustainable growth rates, but employment will begin to tail off at the turn of the century. While construction job losses at the airport largely have been absorbed into other public infrastructure projects and residential housing, the construction sector is likely to lose jobs as population growth slows. Projections of 2.4% employment growth and 6.4% growth in personal income for 1997 are still strong by national standards, but represent a slowdown from recent growth. The state unemployment rate should stay below the national rate.

         Significant Litigation. On June 19, 1995, the Colorado Supreme Court affirmed the December 1993 Arapahoe County District Court decision in favor of the Littleton School District. The Bolt v. Littleton School District case was a class action lawsuit brought by three taxpayers residing in the District. Plaintiffs argued that Littleton School District's 1993 property tax millage rate increase violated Amendment 1. The Amendment states that all Districts must obtain voter approval in advance of any new tax, tax rate increase, or mill levy above that for the prior year, unless annual District revenue is less than annual payments on G.O. bonds, pensions, and final court judgments, with certain exceptions. The School District increased its 1993 mill levy to pay debt service on its Series 1985 G.O. bonds. In affirming the Trial Court's ruling in favor of the District, the Supreme Court reasoned that the increase in the District's bond redemption mill levy for 1993 did not violate the provisions of Amendment 1 because the District already received voter approval for the tax rate increase when the Bonds originally were authorized by voters at an election in 1984. The ruling has significance for the Colorado municipal bond market because it upholds the right of Municipalities to increase property tax millage rates to pay debt service on G.O. bonds issued before Amendment 1.

         The Littleton ruling follows another important ruling by the Colorado Supreme Court in September, 1995 in the case of Bickel v. City and County of Boulder and Boulder Valley School District. In that case the court upheld the right of Municipalities to request and obtain voter approval to issue G.O. bonds after passage of Amendment 1. Together, the Boulder and Littleton cases settle two of the most controversial Amendment 1 issues and should lead to a more orderly primary and secondary market for Colorado municipal bonds.

         Budgetary Process. The financial operations of the legislative, judicial, and executive branches of the state's government, with the exception of custodial funds or federal moneys not requiring matching state funds, are controlled by annual appropriation made by the General Assembly. The Transportation Department's portion of the Highway Fund is appropriated to the State Transportation Commission. Within the legislative appropriation, the Commission may appropriate the specific projects and other operations of the Department. In addition, the Commission may appropriate available fund balance from their portion of the Highway Fund.

         The legislative appropriation is constitutionally limited to the unrestricted funds held at the beginning of the year plus revenues estimated to be received during the year as determined by the modified accrual basis of accounting. The Governor has line item veto authority over the Long Appropriations Bill, but the General Assembly may override each individual line item veto by a two-thirds majority vote in each house. For budgetary purposes, cash funds are all funds received by the state that are neither general purpose revenues, nor revenues received from the federal government. General and cash fund appropriations, with the exception of capital construction, lapse at year-end unless executive action is taken to roll-forward all or part of the remaining unspent budget authority. Appropriations that meet the strict criteria for roll-forward are reserved at year-end. Capital construction appropriations are generally available for three years after appropriations.

         Revenues and Expenditures. Audited GAAP financial statements for the year-ended June 30, 1996 report an unreserved general fund balance of $368.5 million, or about 8.4% of general fund expenditures, and after setting aside reserve monies, as required by statute, the ending fund balance was $211.8 million. This is in contrast to the unreserved general fund balance of just $16.3 million in 1991 but lower than $488.5 million in 1995. In fiscal 1996, challenged to deliver on a 1988 plan to increase the state's contribution toward primary and secondary education, the state budget provided approximately $1.6 billion to K-12 education. Revenue growth was 6.8% in 1996, and 6.9% estimated in 1997, with sales tax collections growing 8.1% in fiscal 1996 and an estimated 5.0% in 1997, while individual income taxes grew 10.1% in fiscal 1996 and are projected to grow 9.1% in 1997.

         For fiscal year 1996, general fund expenditures exceeded revenues by $142.5 million due to actions taken during the 1996 legislative session. There has been a change in managing the TABOR (Article X) Reserve: the state controller transferred $196 million to the Controlled Maintenance Trust Fund
(CMTF) at the end of fiscal year 1996, with the balance in this fund satisfying the state's Article X reserve requirement. Also, the legislature increased the amount of the General Fund transfer to the Capital Construction Fund (up to $159 million from $120.3 million in fiscal year 1995).

         For fiscal year 1997, appropriations are right at the 6% expenditure limit of $4,151.9 million, or $235 million more than current-year spending. Factoring in the first year of the Governor's revenue spending plan for highways, the ending fund balance, after reserves, is estimated to increase by $27.8 million to $396.3 million. After set-asides for required reserves, the ending fund balance is projected to be $230.2 million, more than 5% of total expenditures.

         The Amendment 1 constitutional revenue and spending limit will not affect the fiscal 1997 or 1998 budget, because projected revenues and expenditures fall below limits. With slower population growth, the long-term projections suggest a convergence of revenues with the amendment's limits.

         General fund revenues for fiscal year 1997-98 are estimated to grow by 4.5%, or $207.2 million, compared to the projected 6.9% growth rate for 1996-97. This lower growth rate is primarily due to the Governor's proposal to eliminate intergovernmental transfers from the state's largest hospitals. After reserve set-asides, the state is estimated to have an ending fund balance of $159.7 million.

         The State Controller may allow certain over expenditures of the legal appropriation with the approval of the Governor. If the State Controller restricts the subsequent year appropriation, the agency is required to seek a supplemental appropriation from the General Assembly or reduce their subsequent year's expenditures. As provided by statute, there is unlimited authority for Medicaid over expenditures. The Department of Human Services is allowed $1 million in over expenditures not related to Medicaid and unlimited over expenditures for self-insurance of its workers' compensation plan. An additional $1 million over expenditure is allowed for the Judicial Branch. State statute also allows over expenditures up to $1 million in total for the remainder of the executive branch.

         Debt Administration and Limitation. The Constitution prohibits Colorado from incurring G.O. debt, and most long-term financing takes the form of lease purchase obligations. The state relies on general fund appropriations for pay-as-you-go capital projects, with $159 million transferred to the capital construction fund in 1996 and $116 million estimated in 1997. Since 1988, the State's master lease purchase program primarily has been used to finance new correctional facilities. Lottery revenues are intended for repayment on these obligations, but deficiencies are appropriated from the general fund. In November 1992, Colorado voters approved an amendment that redirects lottery revenues to outdoor recreation. After 1998, alternate general fund resources will need to be allocated for future lease payments, but the annual lease payment obligation by then is only about $2.5 million. The State supports affordable housing through the Colorado Housing Finance Authority, whose G.O.s ultimately are secured by the State's moral obligation pledge.

         The Funds Management Act (the "Act") was enacted to allow the State to provide for temporary cash flow deficits caused by fluctuations in revenues and expenditures. Under the Act the State Treasurer is authorized to sell Tax and Revenue Anticipation Notes which are payable from the future anticipated pledged revenues. The law directs the State Auditor to review information relating to the Notes and report this information to the General Assembly. On July 6, 1996, the State Treasurer issued General Fund Tax Revenue Anticipation Notes (the "Notes") in the amount of $400 million. These Notes have a maturity date of June 27, 1997 and are not subject to redemption prior to maturity. The amount due at maturity is $418,000,000 consisting of the Note principal of $400,000,000 and interest of $18,000,000. To ensure the payment of the Notes, the Treasurer has agreed to deposit pledged revenues into the Account so that the balance on June 15, 1997, will be no less than the amount to be repaid. The Note agreement also provides remedies for holders of the Notes in the event of default.

         Since the State of Colorado does not have G.O. debt, it does not have S&P, Moody's or Fitch ratings.

FACTORS AFFECTING FLORIDA FUNDS

         General Economic Conditions. Florida is the twenty-second (22nd) largest state with an area of 54,136 square miles and a water area of 4,424 square miles. The State is 447 miles long (St. Marys River to Key West) and 361 miles wide (Atlantic Ocean to Perdido River) and has tidal shoreline of almost 2,300 miles. Florida has grown dramatically since 1980 and in 1994, ranked fourth among the fifty states with an estimated population of 13.9 million. By 1996, Florida's population increased to 14.4 million, with projections of 15 million by 1999. The State's strong population growth is one fundamental reason why its economy has typically performed better than the nation as a whole. Since 1984, the United States has had an average population increase of about 1.0% annually, while Florida's average annual rate of increase is around 2.3%. However, during 1992-96, Florida's annual net migration increase averaged 1.82% and is predicted at 1.8% for 1997-98. Yet, Florida has been, and continues to be, the fastest growing of the eleven (11) largest states.

         While many of the Nation's senior citizens choose Florida as their place of retirement, the State is also recognized as attracting a significant number of working age people. Since 1985, the prime working age population (18-44) has grown at an average annual rate of 2.2%. Florida's economic assets, such as competitive wages and low per capita taxes, have attracted new businesses and consequently have created many new job opportunities. The share of Florida's total working age population (18-59) to total population is approximately 54%.

         Over the years, Florida's personal income has grown and has generally outperformed both the U.S. as a whole and the southeast in particular. The reasons for this are two fold. First, Florida's population has expanded. Second, the State's economy since the early seventies has diversified in such a way as to provide a broader economic base. As a result, Florida's personal income has tracked closely with the national average and, historically, above that of the southeast. From 1985 through 1994, Florida's per capita income rose an average of 5.2% per year, while the national per capita income increased an average of 5.1%. Real personal income increased 4.5% in 1995-96 and is estimated to increase 4.2% in 1996-1997 and increase 4.4% in 1997-1998, while real income per capita peaked at 2.6% in 1995-96 and is projected to grow at 2.3% in 1996-1997 and 2.6% in 1997-1998.

         In recent years, the State's service sector employment has accounted for approximately 85% of total nonfarm employment. While structurally the southeast and the nation are endowed with a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs, historically, tend to be less sensitive to business cycle swings. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. The State's manufacturing sector has kept pace with the U.S., at about 2.7% of total U.S. manufacturing employment since the eighties.

         Total non-farm employment is expected to increase 2.9% or 180,000 jobs in 1996-97 and remain stable at 2.9% or 183,500 new jobs in 1997-98. The strongest areas in job growth in Florida in fiscal year 1997-98 are expected to be in services and a combination of retail and wholesale trade. Services are forecast to lead the economy, growing 4.3% (93,500 jobs) in fiscal year 1997-98, and accounting for about 51% of total new jobs in that year. Services are the single largest source of employment in Florida, making up about 35% of the total in fiscal year 1997-98.

         Wholesale and retail trade is projected to increase 2.9% in fiscal year 1997-98 (47,100 new jobs), which parallels general economic growth. This sector is the second largest, with about 25% of all jobs in the state, and is anticipated to contribute about 26% of the new jobs created in fiscal year 1997-98. Construction will exhibit modest growth of 2.5% (7,800 new jobs) reflecting stable construction activity supported by population growth. Manufacturing, with slightly more than 7% of total jobs, will have the slowest positive growth rate among the major sectors in fiscal year 1997-98, at less than 1% (2,800 new jobs).

         As the State's economic growth has slowed from its previous highs, the unemployment rate has tracked above the national average. More recently, Florida's unemployment rate has been below the national average. Florida's unemployment rate was 5.5% in 1995 and as of November 1996, the rate was 4.8%, giving an 11-month average of 5.3%. The national unemployment rate was 5.6% in 1995 and averaged 5.4% in 1996.

         Tourism is one of Florida's most important industries. Approximately 41 million people visited the State in 1995. In terms of business activities and State tax revenues, tourists in Florida effectively represented additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusements and recreation parks. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus, to a degree, reducing its seasonality. Besides a sub-tropical climate and clean beaches that attract people in the winter months, the State has added, among other attractions, a variety of amusement and educational theme parks. This diversification has helped to reduce the seasonal and cyclical character of the industry and has effectively stabilized tourist related employment as a result. By the end of fiscal year 1996, 41.4 million domestic and international tourists are expected to have visited the State. In 1997-1998, tourist arrival should reach a high of 43.9 million, representing 3.2% growth from 1996-97. The current Florida Economic Consensus Estimating Conference forecast shows that the Florida economy is expected to decelerate along with the nation, but will continue to outperform the U.S. as a whole as a result of relatively rapid population growth.

         Budgetary Process. The budgetary process is an integrated, continuous system of planning, evaluation and controls. Individual state agencies prepare and submit appropriation requests to the Office of Planning and Budgeting, Executive Office of the Governor, no later than September 1 of the year next preceding Legislative consideration. After an evaluation of the agencies' requests, the Office of Planning and Budgeting, Executive Office of the Governor, makes recommendations to the Governor that are within previously established policy guidelines of the Governor and revenue estimate. Florida Statutes provides that financial operations of the State covering all receipts and expenditures be maintained through the use of three funds - the General Revenue Fund, Trust Funds, and Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. Monies for all funds are expended pursuant to appropriations acts. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Florida Constitution adds a fourth fund, the Budget Stabilization Fund. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget be kept in balance from currently available revenues each State Fiscal year (July 1-June 30). The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

         Revenues and Expenditures. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the above described four fund types - General Revenue Fund, Trust Funds, Working Capital Fund, and Budget Stabilization Fund. In fiscal year 1997-1998, an estimated 40% of total direct revenues to these funds will be derived from State taxes and fees. Federal funds and other special revenues account for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, and beverage tax, which are estimated to amount to 72%, 8%, 4%, and 3%, respectively, of total General Revenue funds available.

         State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. For fiscal year 1997-1998, the Governor recommended appropriations from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 52%, 26%, and 16%, respectively, of total General Revenue funds available.

         Estimated fiscal year 1996-97 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $16,601.7 million. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $15,566.9 million of that is Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at $15,582.2 million, unencumbered reserves at the end of 1996-97 are estimated at $610.1 million. Estimated fiscal year 1997-98 General Revenue plus Working Capital and Budget Stabilization funds available total $17,384.9 million, a 4.7% increase over 1996-97. The $16,301.5 million in Estimated Revenues represents an increase of 4.7% over the previous year's Estimated Revenues.

         The State Treasurer is responsible for investing the General Revenue Fund and trust fund monies. Authorized investments include certificates of deposits in Florida banks and savings and loan associations, direct obligations of the United States Treasury, commercial paper and banker's acceptances, medium-term corporate notes and co-mingled and mutual funds. Among other functions, the Treasurer also serves as administrator of the Florida Security for Public Deposit Program. This program encompasses all governmental entities in the State. Participating banks and savings and loan associations guarantee government deposits and pledge collateral at levels varying between 50% and 125%. Acceptable collateral includes obligations of the United States Government and its agencies, obligations of the State of Florida and its political subdivisions, and obligations of several states.

         Debt Administration. By law, the State of Florida is not authorized to issue obligations to fund governmental operations. State bonds, pledging the full faith and credit of the State of Florida may be issued only to finance or refinance the cost of State fixed capital outlay projects upon approval by a vote of the electors. Article III, Section 11(d) of the Florida Constitution provides that revenue bonds may be issued by the State of Florida or its agencies without a vote of the electors only to finance or refinance the cost of State fixed capital outlay projects which shall be payable solely from funds derived directly from sources other than State tax revenues.

         Florida maintains a bond rating from Moody's Investors Services (Aa), Standard and Poor's Corporation (AA) and Fitch Investors Service, Inc. (AA) on all of its general obligation bonds. As of June 30, 1996, the state's net outstanding debt totaled $9.2 billion. Approximately 67% of Florida's debt is full faith and credit bonds while the remaining 33% is comprised of revenue bonds pledging a specific tax or revenue. Debt was issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

FACTORS AFFECTING IDAHO FUND

         General Economic Conditions. State Government in Idaho originates from the State Constitution adopted at the constitutional convention of August 6, 1889, and ratified by the people in November of the same year. Congress approved the Constitution and admitted Idaho to the Union on July 3, 1890. Idaho, located in the northwestern portion of the United States, is bordered by Washington, Oregon, Nevada, Utah, Wyoming, Montana and Canada. Idaho's land area consists of 83,557 square miles of varied terrain including prairies, rolling hills and mountains with altitudes ranging from 736 feet to 12,662 feet.

         With close of 1996, Idaho completed the tenth consecutive year of economic expansion, maintaining one of the fastest annual growth rates of employment and income among all states; employment is estimated to increase nearly 4% and personal income increased 6.3% during 1996. However, the rapid employment increases enjoyed by the state for the last ten years have already begun to slow and are anticipated to continue slowing to the 2.7% range. The unemployment rate dropped from 5.4% in 1995 to 5.0% in 1996, its lowest level since 1978. Personal income is expected to drop to 5.3% in 1997, but then begin to grow at rates of 5.7% and 6.1% during 1998 and 1999, respectively. Idaho's population growth, which peaked at 3.0% in 1994, is expected to taper gradually to 2.2% over the next few years, which will have a dampering effect on the state's housing industry.

         Exports. Exports of agricultural and manufactured goods played an ever increasingly important role in Idaho's economic performance. With Japan, the United Kingdom, Canada, Singapore, and Taiwan as the state's biggest customers, Idaho's export value rose from $1.9 billion in 1993 to $2.3 billion in 1994, a 21% increase; nonfarm exports rose 20% in that period to $1.32 billion, creating an estimated 5,000 new jobs; exports climbed 187% from 1987 to 1993. Idaho ranked thirty-second among the states in the total value of goods and services exported in 1994. Japan was Idaho's best customer importing $263 million worth of goods and services; the United Kingdom increased its imports from Idaho 31% to $183 million and Canada came in third at $161 million for a 34% increase over 1993.

         The jobs supported by Idaho's recent experiences in exports markets are relatively evenly distributed between farm and manufacturing jobs. The return to the state government from its investment in promoting Idaho products abroad is elevated tax revenues. In 1996, the state tax revenues increased 5% to $1.35 billion, a decrease from the 10% gain in 1995; taxable sales rose 10.5% in 1994 to $10.5 billion, the third year of double digit growth. State tax revenues are expected to grow only 1.7% in fiscal year 1997 to $1.374 billion, but increase to $1.449 billion or 5.5% in 1998. Approximately 35.5% of the revenues for fiscal year 1998 are expected to come from sales tax.

         Importance of Water. Although located in the arid West, Idaho has large water resources which have dominated its history and development and may prove equally important to its future. There are 26,000 miles of rivers and streams and more than 2,000 natural lakes. Three of Idaho's rivers--Clearwater, the Kootenai and the Salmon--are more than half as large as the Colorado. The Snake Plain Aquifer is one of the largest fractured basalt aquifers in the world. Equally important to quantity is the quality of Idaho's waters, which remains outstanding. The drop in elevation of rivers like the Snake allow valuable hydropower production, allowing the State some of the lowest electricity rates in the nation.

         Agriculture. Idaho has traditionally been an agriculture state. Livestock, beef, dairy cattle, and sheep are important to the economy, while the major crops of Idaho's farmers include potatoes, wheat, barley, sugar beets, peas, lentils, seed crops and fruit. According to recent estimates, agricultural related products make up 16% of Idaho's Gross State Product, making them key elements in Idaho's economic performance. The improvement in water conditions will help Idaho farmers on the supply side of the market; the third wheat crop of over 100 million bushels is predicted for 1995. The combination of improved demand and supply conditions pushed wheat prices to well above the $4.00 level during 1994. In Idaho's most famous agricultural market, potatoes, 1994 production rose 6.4% to 134.3 million cwt and for Idaho's largest cash crop, beef, production rose 7%. When all market factors are taken into consideration, including an expected reduction of 2% in the nation's wheat production, the outlook for Idaho's agricultural industry improves in 1995, with the state's beef production increasing at least 3% and wheat production matching or exceeding previous records. The net result is growth in farm proprietor income and agricultural employment. From December 1993 to December 1994 agricultural employment increased 18.1% to 25,240 driven by a 39.2% increase in hired workers. In recent years, the growth in agricultural employment has slowed. From December 1995 to December 1996, total agricultural employment increased only 0.3% to 26,930 and the number of hired workers increased only 0.6%.

         Service Producing Sector. By the most important economic measures, the service producing sector is the heart of Idaho's economy; it accounts for 68% of Gross State Product and 78% of all nonagricultural jobs. For 1996, and the next three years, employment growth in the service producing sector is expected to slow from its 1995 rate of 4.2% to 3.6% in 1996 and around 2.9% the next few years. Within the service producing sector, the weakest performer is expected to be the federal government, which will have stable employment with some decreases due to downsizing of services and employees. The retail trade and services sector recorded the largest gains in 1996, at 3.8% and 6.2%, respectively, with such increases continuing in the 3.2% and 4.5% range, respectively. State and local governments, including public education, are expected to expand at an average of 2% per year over the forecast period in response to population pressures. This is lower than the 3-4% growth rates in previous years. The remaining components of the service producing sector, including the finance, insurance, transportation, communication and public utility industries, are expected to continue to have mixed experiences with employment; growth partly offset by right-sizing. The net result is that these industries are expected to average around 2.0% per year employment growth through 2000.

         Goods Producing Sector. The goods producing sector, composed of manufacturing, mining, and construction, had two of the star performers in the state's ten years of economic expansion; electronics and construction. Both of these industries have begun to slow and are expected to have substantially slower growth rates in 1997; the goods producing sector will be a consistent rather than spectacular performer. Metal mining employment has increased 25% since 1994, with metal prices determining demand. Overall, this sector's employment gains are expected to decline from the 4.7% level for 1996 to 0.2% and 1.4% for 1997 and 1998, respectively. The causes of the dramatic shifts are some restructuring in microelectronics, the economic hardships suffered in resource based industries and a slowing in residential construction. Even with offsetting job creation at some electronic firms in other goods producing industries, this sector will have to wait until 2000 for employment to recover a 2% growth rate.

         Budgetary Process. In the fall of each year, all agencies of the State submit requests for appropriations to the Governor's Office, Division of Financial Management, so a budget may be prepared for the upcoming legislative session. The budget is generally prepared by agency, fund, program, and object. The budget presentation includes information on the past year, current year estimates, and requested appropriations for the next fiscal year.

         The Governor's proposed budget is presented to the legislature for review, change, and preparation of the annual appropriation acts for the various agencies. The legislature enacts annual appropriations for the majority of funds held in the state treasury. These budgets are adopted in accordance with State statutes. Both houses of the legislature must pass the appropriation acts by a simple majority vote. The appropriation acts become law upon the Governor's signature, or 10 days after the end of the session if not signed by the Governor.

         For funds that are annually appropriated, the State's central accounting and reporting system controls expenditures by appropriation line-item. At no time can expenditures exceed appropriations, and financially related legal compliance is assured. At fiscal year end, unexpended appropriation balances may: (1) revert to unreserved fund equity balances and be available for future appropriations; (2) be reappropriated as part of the spending authority for the future year; or, (3) may be carried forward to subsequent years as outstanding encumbrances with the approval of the Division of Financial Management.

         Revenues and Expenditures. Fiscal Year 1996. General Fund revenue in fiscal year 1996 was $1,351.3 million. There was an additional $2.926 million due to carryover from the prior fiscal year. Fund transfers reduced funds available by $2.652 million. Net General Funds available in fiscal year 1996 totaled $1,349.3 million. Total General Fund revenue growth was $64.2 million, or 5% in fiscal year 1996. Strongest growth was in sales tax and income tax.

         Expenditures in fiscal year 1996 consisted of $1,348.8 million in original appropriations, plus $4.71 million in supplementals and reappropriations, less $16.2 million in reversions and holdbacks. Net expenditures in fiscal year 1996 were $1,337.6 million. An ending balance of $11.7 million was carried over into fiscal year 1997.

         In response to the major flood in northern Idaho in 1996, the Governor issued Executive Order 96-04 that authorized transfers from the Budget Reserve Fund and the Water Pollution Control Fund to meet the state and local match requirement of federal grants. Subsequently, $1 million from each fund was transferred. In addition, the Legislature authorized a $.04 per gallon increase on the gasoline tax with the first $6 million to be used as match on infrastructure reconstruction and repair. As of November 30, 1996, state revenue for this fund was $3.88 million and the total expended was $3.48 million.

         Fiscal Year 1997. Total funds available to the General Fund in fiscal year 1997 are estimated to be $1,405.3 million. This consists of an estimated $11.7 million carryover from fiscal year 1996, plus $4.99 million transferred in from other funds and $1,374 million in base revenues, less $2.65 million in transfers to other funds. The Governor is recommending that the Legislature give the State Board of Examiners the authority to transfer up to $17.25 million from the Budget Reserve on June 30, 1997 in order to fund the fiscal year 1997 holdback of funds for public schools. General Fund expenditures and fund transfers authorized for fiscal year 1997 are $1,405.3 million.
This leaves no General Fund carryover in fiscal year 1998.

         The revised fiscal year 1997 Executive revenue forecast of $1,374 million reflects 1.7% growth over fiscal year 1996. The revised base General Fund revenue forecast for fiscal year 1997 consists primarily of sales and income tax receipts. Product taxes account for a little over 1% of General Fund revenues, and miscellaneous receipts account for approximately 5% of General Fund revenues.

         General Fund expenditures in fiscal year 1997 consist of $1,412.6 million in original appropriations, plus $2.25 million in reappropriations, less $17.71 million in executive branch holdbacks, plus $8.13 million in net supplementals. The executive holdback does not include the public schools, the state treasurer, or the Catastrophic Health Care Program. The majority of supplementals go toward privatization of medical services, additional inmate housing costs, and juvenile offender private placement costs.

         Fiscal Year 1998. The amount of total funds available to the General Fund in fiscal year 1998 is estimated to be $1,449.6 million. This consists entirely of General Fund revenue from individual income tax, sales tax, corporate income tax, and miscellaneous revenue. General Fund expenditures authorized for fiscal year 1998 are $1,448.8 million. This leaves an estimated free-fund balance of $771,000 in the General Fund at the end of fiscal year 1998.

         The original Executive revenue forecast of $1,449.6 million for fiscal year 1998 reflects 5.5% growth over fiscal year 1997. General Fund revenues consist primarily of sales tax generating 35.5% or $514.3 million of total revenue and income tax representing 50.5% or $732.3 million. The net growth rate for total General Fund revenue in fiscal year 1998 is 3.2%.

         Expenditures in fiscal year 1998 consist of $1,382.7 million in base spending plus $66.1 million in salary increases, inflation adjustments and non-standard adjustments, replacement capital outlays, annualizations, and enhancements. Above base increases in public school expenditures are the largest item of increase, with $15.53 million provided as a lump sum. A state worker salary increase of 2% accounts for $7.8 million of increase above the base. Replacement capital outlay and related operating expenditures are $6.1 million and enhancements are $41.8 million. Inflationary adjustments for transportation and medical costs, annualizations and other nonstandard adjustments total $14.2 million.

         Debt Administration and Limitation. The State has no outstanding general obligation bond debt. By law, if the General Fund cash flow shortages exist for more than 30 days, the State Treasurer must issue a tax anticipation note to correct the shortfall. The State Treasurer has issued internal tax anticipation notes which are notes issued by the General Fund to borrow monies from other available State funds or accounts. Internal tax anticipation notes were not issued in fiscal years 1988 through 1994. In the past ten fiscal years the State Treasurer has issued "External" tax anticipation notes which were sold in the open market. All Notes issued by the State must mature not later than the end of the then current fiscal year. Each Note when duly issued and paid for will constitute a valid and binding obligation of the State of Idaho. The faith and credit of the State of Idaho are solemnly pledged for the payment of the Notes.

         Series 1994 Notes. The State issued $200 million in Tax Anticipation Notes ("TANs") on July 5, 1994, which mature on June 29, 1995. The 1994 Notes were issued in anticipation of the income and revenues and taxes to be received by the General Fund during the fourth quarter of the 1995 fiscal year. As required by law, all income and revenues from the taxes collected during the fourth quarter of the 1995 fiscal year shall be deposited into the Note Payment Account as received until the monies therein together with investment earnings shall be sufficient to pay principal and interest on the Notes at maturity. Sufficient monies to redeem the Series 1994 Notes with full payment of interest at maturity have been deposited into the Note Payment Account held by an escrow agent. These monies will be transferred to the paying agent on June 29, 1995, for payment of the Series 1994 Notes.

         Series 1995 Notes. The $200 million TANs are being issued to fund the State's anticipated cash flow shortfalls during the fiscal year ending June 30, 1996. The 1996 fiscal year General Fund cash flow (before borrowing) is estimated to have a negative balance at the end of the months of July through March and May with the greatest ending month cash deficit estimated to be $244,670,000 at the end of November. However, each month's mid-month cash deficit is estimated to be greater than the end-of-the-month deficit balance. This situation occurs because only approximately 20% of the month's revenues are received during the same period. The majority of taxes are received during the second half of the month because of statutorily established dates for tax payments. A primary factor in the heavy percentage of first half expenditures are the required dates for General Fund transfers to the public schools. The greatest projected mid-month deficit for the 1996 fiscal year is $296,613,000 occurring on November 15, 1995. Moody's Investors Service and Standard and Poor's corporation have assigned the 1995 Notes the rating of MIG-1 and SP-1+ respectively.

FACTORS AFFECTING IOWA FUND

         General Economic Conditions. For Iowans, 1996 was a year of continued but slow growth and economic consolidation following several years of substantial growth. Iowa's seasonally adjusted unemployment rate increased from 3.8% in December 1996, to 3.6% in January 1997, according to a report released by the Iowa Department of Employment Services (DES). The statewide jobless rate was also reported at 3.6% in January 1996. The State's Department of Employment Services measures the number of individuals in non-farm payroll jobs from state unemployment tax records. In January 1997, 17,300 more Iowans were working at payroll jobs than one year earlier. Of this increase, 14,800 was in services, 3,400 was in transportation, 2,400 in durable goods, and 900 in construction. The retail trade sector, after years of expansion, decreased 1,500 from January 1996 to January 1997, indicating signs of leveling-off. Manufacturing as a whole decreased 300 over the year. According to the Iowa Economic Forecasting Council, payroll employment is expected to grow by 10,290, or .7% in 1997, and by another 11,520 or 0.8% in 1998.

         During the late-1980's and early 1990's Iowa became a major exporting state. Despite its inland location, Iowa has been a major supplier to the world's markets for industrial machinery, instruments and measurement devices, electronics, specialized transportation equipment, chemicals and pharmaceuticals, processed food products, farm commodities and livestock. During the years 1991-1993, the value of Iowa's factory exports increased a compounded rate of 9% per year. In 1994, factory exports increased 17% to $3.4 billion while farm exports fell to $2.4 billion. The drop in farm exports in 1994 was tied to the flood in 1993 and the diminished size of the crop that went into storage. Even though the circumstances were unique, the facts were clear: factory exports surpassed farm exports for the first time in Iowa's history. In 1995, the export of factory goods accounted for $4.1 billion, or 51% of the $8.1 billion total exports from Iowa. For the first half of 1996, the value of factory exports grew by 17% over the value exported during the same period in 1995. At this rate of growth, 1996 factory exports could grow to $4.7 billion for the year.

         One of the issues addressed by the Governor and the General Assembly during Fiscal Year 1995, was the increasing amount of property taxes levied to support expenditures for mental health. Legislation was passed which provides significant property tax relief through a process of managed care and through increased State assistance which will ultimately finance 50% of the mental health expenditures funded by property taxes. This legislation established a new Mental Health/Developmental Disabilities Fund at the county level and provided State appropriations for mental health property tax relief in the amount of $61 million, $78 million and $95 million for fiscal years 1996, 1997, and 1998 respectively. The amount of property taxes that may be levied in this fund is limited and the property taxes must be reduced dollar for dollar for each dollar of mental health property tax relief the counties receive. In addition to the $17 million increase already enacted, in January of 1997, the Governor recommended the appropriation for fiscal year 1998 be increased $6.2 million, 2.89% of net expenditures, and an additional $6.5 million for fiscal year 1999, to adjust for inflation.

         The second item of property tax relief was the elimination of property taxes on industrial machinery, equipment and computers acquired after January 1, 1994, and a phase-out of the property taxes on existing industrial machinery, equipment and computers. For fiscal years 1997 through 2006, county auditors may file claims with the State for partial replacement of lost taxes.

         For fiscal year 1998-99, the Governor proposed an across-the-board reduction of personal income tax rates by 10%. This would allow Iowans to keep an additional $200 million a year. The Governor proposed that, when passed in the spring of 1997, tax rates be reduced to 5% retroactive to January 1, 1997, with the remaining 5% effective January 1, 1998. The Governor also recommended a 15% income tax reduction for the Family Opportunity Plan unveiled in 1994.

         Budgetary Process. The current statewide accounting system was implemented in 1983 and has been periodically upgraded and modified. As part of that implementation, and on an ongoing basis, emphasis has been placed on the adequacy of internal and budgetary controls. Internal controls are in place to provide reasonable, but not absolute, assurance that assets are safeguarded against unauthorized use or disposition, and that financial records from all appropriate sources are reliable for preparing financial statements and maintaining accountability. All claims presented for payment must be certified by the appropriate department that the expenditure is for a purpose intended by law and a sufficient unexpended appropriation balance is available. The automated statewide accounting system also performs various edits to assure appropriation authorizations are not exceeded. For programs supported totally or in part with federal or other funds, expenditures can not exceed the sum of appropriations and additional dedicated revenue that is received. If dedicated revenue is not received as expected, expenditures must be reduced in a like manner.

         Revenues and Expenditures. Most State operations are accounted for through the following Governmental fund types: General, Special Revenue, and Capital Projects. Total General Fund receipts for fiscal year 1996 were $4,404.5 million, a 6.03% increase from the prior year. Of this amount, $4,038.9 million came from special taxes, with 49.5% from personal income tax and 30% from sales tax. The Cash Reserve increased 5% from the previous fiscal year to $201.6 million. Total net refunds of taxes paid for fiscal year 1996 were $382.1 million.

         Total General Fund appropriations for fiscal year 1996 were $3,855.4 million. Approximately 41.4% or $1.6 billion was for education, and 18.9% or $727.7 million was for human services.

         Total General Fund receipts for fiscal year 1997 are estimated at $4,627 million, a 5% increase. Of this amount, $4,261.8 is predicted to come from special taxes, with 49.5% from personal income tax and 29.9% from sales tax. The cash reserve for fiscal year 1997 is estimated to increase 5% to $215 million. Total net refunds of taxes paid for fiscal year 1997 are estimated at $387.9 million.

         Total General Fund appropriations for fiscal year 1997 are estimated at $4,134.7 million, a 7.2% increase from fiscal year 1996. Approximately 43% is dedicated to education and 18.1% to human services. Ongoing spending is about 8% less than total available revenue, leaving a $346 million unspent general fund balance in fiscal year 1997, the largest in the nation.

         Debt Administration and Limitation. The Constitution of the State of Iowa prohibits the State from exceeding a maximum of $250 thousand in general obligation debt without voter approval. However, State law authorizes the issuance of Tax and Revenue Anticipation Notes (TRANS), provided that the total issuance does not exceed anticipated revenue receipts for the fiscal year and that the total issuance matures during the fiscal year. For the first time in the last ten years, it was not necessary this year for the State to issue TRANS.

         Revenue bonds issued by various authorities of the State totaled $1,255.9 million outstanding at fiscal year-end 1995. This amount consisted of $7.8 million of internal service revenue bonds, $559.9 million of component unit
- proprietary funds revenue bonds (housing and higher education), $519.1 million in revenue bonds issued by the three State universities (for facilities), and $106.5 million and $62.5 million in various bonds issued by the Iowa Finance Authority for the Underground Storage Tank Program and the Department of Corrections, respectively.

         Certificates of Participation (COPS), issued by the State and outstanding at fiscal year-end, amounted to $135.2 million. COPS represents an ownership interest of the certificate holder in a lease purchase agreement. Other financing arrangements payable, excluding COPS, totaled $3.8 million at June 30, 1995. State agencies, including the universities, have also entered into capital leases and installment purchase agreements for various purposes. Total long-term capital leases and installment purchases outstanding on June 30, 1995, was $38.2 million.

         Since the State of Iowa does not have G.O. debt, it does not have S&P, Moody's or Fitch ratings.

FACTORS AFFECTING KANSAS FUND

         General Economic Conditions. Kansas is the 14th largest state in terms of size with an area in excess of 82,000 square miles. It is rectangular in shape and is 411 miles long from east to west and 208 miles wide. The geographic center of the 48 contiguous states lies within its borders. Kansas became the 34th state in 1861 and Topeka was chosen to be the capitol later that year. The population of the State of Kansas has grown from 2,477,588 in 1990 to 2,554,047 in 1994. This represents a percentage increase of 3.1%. In comparison, the growth in population of the United States was 4.7%.

         In 1996, jobs across Kansas were up 2.3%, for a net increase of 27,100 new jobs. There was a 3.8% growth rate from October 1995 to October 1996. National job growth for the same period was 2.1%. Total non-farm employment as of October 1996 was 1,233,200. This was 19,000 higher than the previous year. Trade led growth with the addition of 8,700 new jobs. Manufacturing employment rose by 4,600 over the year, primarily from increased production of aircraft and parts. More business in special trade contracting and heavy construction added 3,600 construction jobs during the year. Services employment rose by 2,300, with substantial increases in social, management, and business services. Transportation-utilities added 2,100 jobs, primarily from growth in communications firms. Gains in banking and insurance provided most of the 1,500 new jobs in the finance division. Mining edged up only 100 over the year. Government had the only decrease, down 3,900 from October 1995.

         During 1995 and 1996, the Kansas unemployment rate decreased from 4.4% to an estimated 3.9%, respectively. This compares favorably with a national unemployment rate in 1995 and 1996 of 5.6% and an estimated 5.4%, respectively.

         Budgetary Process. The Governor is statutorily mandated to present spending recommendations to the Legislature. "The Governor's Budget Report" reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses "The Governor's Budget Report" as a guide as it appropriates the money necessary for state agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

         The state "fiscal year" runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The "current fiscal year" is the one which ends the coming June. The "actual fiscal year" is the year which concluded the previous June. The "budget year" refers to the next fiscal year, which begins the July following the Legislature's adjournment. In "The FY 1997 Governor's Budget Report," the actual fiscal year is fiscal year 1995, the current fiscal year is fiscal year 1996, and the budget year is fiscal year 1997. By law, "The Governor's Budget Report" must reflect actual year spending, the Governor's revised spending recommendations for the current fiscal year, state agency spending requests for the budget year, and the Governor's spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

         Revenues and Expenditures. The State General Fund is the largest of the "uncommitted" revenue sources available to the state. It is also the fund to which most general tax receipts are credited. The Legislature may spend State General Fund dollars for any purpose. All revenues coming into the state treasury not specifically authorized by statute or the constitution to be placed in a separate fund are deposited in the State General Fund.

         Fiscal Year 1996. The Governor's fiscal year 1996 budget recommendations total $7.9 billion from all funding sources and approximately $3.47 billion from the State General Fund. The budget includes a total of 44,697.9 state employees, a reduction of 118.7 from the amount approved by the 1995 Legislature. These recommendations reflect significant changes to the budget approved by the 1995 Legislature. In September 1995, the Governor announced the need for a 1.5% across-the-board reduction to the budgets of most agencies funded through the State General Fund. This action was necessary because of a shortfall of approximately $25 million in estimated fiscal year 1995 receipts and resulting downward revisions to the consensus revenue estimate made for fiscal year 1996. In addition to the 1.5% reduction, significant savings were available in agency budgets because of a reduction in the funding requirements for group health insurance rates for state employees and in the funding necessary for the state share of local option school budgets. In total, these adjustments allow the Governor to recommend a budget which maintains the targeted 7.5% ending balance for fiscal year 1996 while providing only necessary supplemental appropriations to maintain commitments to higher education and public schools. In addition, the Governor directed all agencies under his supervision to reduce their workforce by 2% in fiscal year 1996 through attrition and retirements. The salary savings attributable to those reductions will be identified at the end of the fiscal year.

         Fiscal Year 1997. The fiscal year 1997 budget recommendations include all funding source expenditures of $7.8 billion, a reduction of almost $100 million from fiscal year 1996. The largest single source of fiscal year 1997 receipts is the State General Fund, with 46.6% of the total receipts. Individual income taxes account for the largest source of State General Fund revenue, totaling $1.410 billion (39.9%) in fiscal year 1997. The next largest category, sales and use taxes, is projected to generate $1.392 billion (39.5%) for the State General Fund during fiscal year 1997. State General Fund expenditure recommendations for fiscal year 1997 are $3.52 billion, an increase of 1.4%. The Governor recommends that $1,923.7 million, or 54.6% of State General Fund expenditures be used for aid to local units of government.

         Federal grants represent 21.9% of total receipts from all funding sources, with 42 state agencies receiving $1.7 billion in fiscal year 1997. Of the $1.7 billion, 50.4% will go to the Department of Social and Rehabilitation Services. This is followed by the Department of Transportation, 15.4%, the Department of Education, 12%, the Regents institutions, 5.8%, and the Department of Health and Environment, 4.3%. The remaining 12.1% is distributed to 29 other agencies. Agency service charges include revenues received for services provided by state agencies. This includes charges for inspections, examinations, and audits; fees collected for tuition and fees at the Regents institutions; and admissions to the Kansas State Fair. This revenue category represents 6.6% of total receipts for fiscal year 1997.

         Dedicated sales tax receipts represent revenues from four taxes that are collected for a specific purpose and are deposited in special revenue funds, rather than the State General Fund. Taxes on motor fuels and vehicle registrations as well as a dedicated sales tax of one-quarter of a cent are credited to the State Highway Fund. A statewide property tax of 1.5 mills is assessed for construction and maintenance of state buildings at Regents institutions and state hospitals. This revenue category represents 5.1% of total receipts for fiscal year 1997.

         Other special revenue receipts include license fees, interest earnings on special revenue funds, non-federal grants, the sale of state property, and numerous other miscellaneous revenue sources. This revenue category represents 8.9% of total receipts for fiscal year 1997. Non revenue receipts are collections and reimbursements not considered revenue. Examples include collections by the Department of Human Resources for the payment of unemployment benefits and collections by KPERS for payment of retirement benefits. Collections made by SRS from absent parents for child support are also included in this category. This category represents 8.5% of total receipts for fiscal year 1997. Lottery ticket sales account for the remaining 2.4% of total receipts for fiscal year 1997 from all funding sources.

         It was clear from the beginning of the fiscal year 1997 budget process that the revenues available to state government could not support continuation of existing levels of service for all agencies. A variety of factors contributed to the austerity of the fiscal year 1997 budget. First and most important, for the past two fiscal years, the State General Fund ending balance was significantly above the 7.5% ending balance target, allowing expenditures to exceed receipts in both fiscal years 1995 and 1996. In simple terms, fiscal year 1997 cannot exceed receipts while complying with the ending balance requirements. The expenditures in fiscal year exceeded receipts by $106.6 million. In effect, the first claim on projected increases in State General Fund receipts for fiscal year 1997 will be to correct this imbalance. Second, a variety of factors required significant additional funding for the school finance formula including enrollment growth, the second year of increased aid requirements to offset motor vehicle tax reductions passed by the 1995 Legislature, the remainder of the Real Estate Settlement Procedures Act (RESPA) adjustment, and growth in capital improvement aid. In addition, growth in inmate populations required additional staff and funding for correctional institutions. Further, caseload and cost increases in various populations served by SRS seriously affected the fiscal year 1997 budget.

         Debt Administration and Limitation. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Of capital expenditures that are debt-financed, revenue bonds and loans from the Pooled Money Investment Board finance most capital improvements for buildings, and certificates of participation and "third-party" financing pay for most capital equipment. The Kansas Constitution makes provision for the issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under this provision for may years. No other provision of the Constitution or state statute limits the amount of debt that can be issued. As of June 30, 1995, the state had authorized but unissued debt of $27,230,000.

         Although, the state has no General Obligation debt rating, it seeks an underlying rating on specific issues of at least "AA-" from Standard & Poor's and "A1" from Moodys. The ratings for the most recently issued fixed rate bonds issued by the Kansas Department of Transportation were "Aa" and "AA" from Moody and Standard & Poor's respectively. The Kansas Development Finance Authority is currently working with the rating agencies to obtain a rating indicator for the State of Kansas.

         The Kansas Department of Transportation issues debt to finance highway projects. The Comprehensive Highway Program began during fiscal year 1989. The 20-year bonds will be retired with motor fuel taxes, motor vehicle registration fees, retail sales and compensating use taxes, and accrued interest. During fiscal years 1994 and 1995, the state sold bonds totaling approximately $151 million and $167.1 million. respectively. Again, the largest use of the bond proceeds was $125 million and $140 million for the Comprehensive Highway Program for these two years, respectively.

         Other State of Kansas debt is issued by the Kansas Development Finance Authority (KDFA), an independent instrumentality of the state which was created in 1987 for this purpose. The Governor's budget recommendations for Regents institutions are a significant departure from the traditional way revenues from the Educational Building Fund (EBF) have been used for construction projects at the state's universities. Based on concerns for the aging buildings on the state's campuses, the Governor recommends that KDFA issue bonds in fiscal year 1997 in the amount of $156.5 million to address a wide variety of rehabilitation and repair projects at the universities. With interest earnings, the total project costs would be an estimated $163.6 million. Debt service over the 15-year period will total $228.4 million, with each year's debt service payment over the next 15 years totaling $15 million. No project paid with bond proceeds will have a life-expectancy of less than 20 years, so as to "keep ahead" of the bonded indebtedness. Because the current cost of borrowing money is less than the projected cost of inflation for construction, it is more cost-effective to perform the repairs now and leverage the EBF, rather than incurring higher annual repair costs in the future. Rehabilitation and repair projects at the campuses include compliance with the Americans with Disability Act Accessibility Guidelines and life safety codes, energy conservation projects, and improvements to classrooms, in addition to the typical repairs made to aging buildings.

         Bonds totaling $4.4 million were issued by KDFA in November 1990 to begin Energy Conservation Improvements Program authorized by the 1990 Legislature. The bonds are retired by utility cost savings from the energy conservation improvements undertaken. Projects financed with the bond proceeds consist of improvements at many of the state universities, the Department of Administration, the Department of Social and Rehabilitation Services, the Highway Patrol, and the Department of Corrections. An amount of $5,000 was appropriated from the State General Fund to the Department of Administration, the paying agent, for fiscal year 1992 to begin retirement of the debt service. The second series of bonds, issued in June 1992, totaled $3.6 million. On October 1, 1993, a third series of bonds totaling $4,370,000 under the Energy Conservation Improvements Program was issued. In August 1995, the fourth series of bond, totaling $2,734,000 was issued. For fiscal year 1997, the debt service totals $1,785,007 from the State General Fund, $1,340,000 for principal and $445,007 for interest. To date, $15.1 million in bonds has been issued by the Kansas Development Finance Authority for these projects. A fifth bond issue estimated to total $4.8 million is scheduled for early 1996.

FACTORS AFFECTING MINNESOTA FUNDS

         General Economic Conditions. Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1996. Since 1980, Minnesota per capita income generally has remained above the national average, but tightness in local labor markets may reduce the rate of personal income growth below that of the national average in the future. In 1995, Minnesota's per capita personal income exceeded the national average by 3%. The State's annual unemployment rate has been less than the national unemployment rate every year since 1985. In 1995 and 1996, the Minnesota unemployment rate was 3.7% and 3.6%, respectively, compared to rates of 5.6% and 5.4%, respectively, for the nation.

         Revenue and Expenditures. The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustment. The Minnesota Department of Finance November 1996 Forecast has projected that, under current laws, the State will complete its current biennium June 30, 1997 with a $502.4 million budgetary balance, which consists of a $350 million cash flow account balance, plus a $261 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $18.8 billion. State expenditures for education finance (K-12), post-secondary education, and human services in the biennium ending June 30, 1997 are not anticipated to be sufficient to maintain program levels of the previous biennium. The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

         National economic growth for the remainder of the decade is predicted to generate a corresponding growth in state revenues without increasing tax rates. Minnesota's revenues are expected to grow by $1.4 billion, 7.4% in the 1998-99 biennium, and 8.1% in the following biennium. Since the state forecast is based on a strong 2.4% annual growth rate, a return to a more moderate growth rate, similar to the 2.0% rate of growth in 1995, would materially reduce forecast revenues.

         The state's budget reserve for the 1998-99 biennium is doubled to $522 million (an increase from $261 million in fiscal year 1997) or 5% of fiscal year 1999 spending to protect against economic uncertainty.

         State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, but generally the State has no obligation to make payments on local obligations in the event of a default. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Tax Exempt Obligations that are held by a Fund or the value or marketability of such obligations.

         Recent Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Tax Exempt Obligations that are held by a Fund. See "Distributions to Shareholders and Taxes; Minnesota State Taxation" in the Prospectus.

         The state issued $439.6 million of new general obligation bonds, and $170.6 million of general obligation bonds were redeemed during 1996, leaving an outstanding balance of $2.2 billion. General obligation bonds authorized but unissued as of June 30, 1996 were $1.101 billion.

         The most recent ratings applicable to General Obligation bonds issued by the State of Minnesota are as follows: "Aaa" by Moody's; "AA+" by S&P and "AAA" by Fitch Investors Service.

FACTORS AFFECTING MISSOURI FUND

         General Economic Conditions. Missouri was organized as a territory in 1812 and was admitted to the Union as the 24th state on August 10, 1821. The State ranks 19th in size with a total area of approximately 69,697 square miles. Missouri is a central mid-western state located near the geographic center of the United States. Bordered by Iowa on the north, Arkansas on the south, Illinois, Kentucky and Tennessee across the Mississippi River on the east, and Nebraska, Kansas and Oklahoma on the west, Missouri is one of only two states which shares it boundaries with as many as eight states.

         As a major manufacturing, financial, and agricultural state, Missouri's economic health is tied closely to that of the nation. The economic outlook is for continued improvement in fiscal year 1997. Missouri's personal income, which directly impacts individual income tax and sales tax, rose at a 5.4% rate during fiscal year 1996. The Missouri economy has produced exceptional job growth over the past three years. Missouri's employment stood at 2,768,620 as of November 1996, an increase of 13% or 300,000 since January of 1993. At the end of November 1996, the state unemployment rate was 4.0% which compares favorably to the national unemployment rate of 5.0%. The preliminary 1996 average unemployment rate for Minnesota is 4.1% and for the U.S., 5.4%.

         Budgetary Process. Annually, all State agencies submit budget requests for the following appropriation year to the Division of Budget and Planning of the Office of Administration. The Division Budget and Planning prepares the Executive Budget and an estimate of general revenues. The Executive Budget contains the budget amount which is recommended and submitted to the General Assembly by the Governor within thirty days after the General Assembly convenes in each regular session.

         The General Assembly appropriates money after consideration of both the Executive Budget and the revenue estimate. The legislative appropriations are subject to the Governor's approval or veto, except for the funding of public debt and public education which the Governor is prohibited by the Constitution of Missouri from vetoing. The Governor may control the rate at which an appropriation is expended by allotment or other means and may limit the expenditures for any State agencies below their appropriations, whenever actual revenues are less than the revenue estimated upon which the appropriations were based. The Governor has line-item veto power, except for appropriations for public debt and public education.

         Revenues and Expenditures. Balancing Missouri's budget in fiscal year 1996 was achieved through sound financial management. The growing economy produced general revenues that were better than projected. The Governor and General Assembly adopted a conservative State budget meeting mandated expenditure increases and providing limited funding for new and expanded program. In future years, Missouri will focus on controlling the growth of mandatory programs though welfare reform, managed care, and cost-effective alternatives. Major funding priorities include education, corrections, economic development, mental health, children's services, and repairs and upgrades to existing state facilities.

         The State of Missouri completed fiscal year 1996 in excellent financial condition due to strong revenue collections and efficient management of State programs. Net general revenue collections increased over fiscal year 1995 due to a strong national and state economy. Expenditures were lower than anticipated in fiscal year 1996 as prudent state agency managers did not use all available spending authority. General revenue collections in fiscal year 1996 were $5,442 million, 7.5% above fiscal year 1995 collections. General Revenue expenditures in fiscal year 1996 for the operating budget were $5,287.5 million. The fiscal year 1997 budget is conservatively based upon general revenue collections of $5,753.2 million.

         Final calculations made pursuant to Article X of the Missouri Constitution show that total state revenues for Fiscal Year 1996 exceeded the total state revenue limit by $229.1 million. Therefore, in accordance with
Article X, the entire amount of excess revenues will be refunded to Missouri income taxpayers in calendar year 1998. Litigation has delayed the refund of $147.2 million triggered in Fiscal Year 1995. The Office of Administration projects that total state revenues will exceed the total state revenue limit by approximately $155 million in Fiscal Year 1997.

         The State ended fiscal year 1996 with an ending balance (surplus) of $335.4 million for the General Revenue Fund. The unreserved fund balance of the General Fund improved due to revenue collection which were slightly better than projections. The ending General Fund balance for fiscal year 1997 is projected at $132.8 million.

         Federal court-ordered payments for the St. Louis and Kansas City desegregation plans were $289.6 million in fiscal year 1996 which is about 4.9% of the State's general revenue budget. The estimate for fiscal year 1997 is $257.9 million. Desegregation expenditures, court orders, and other developments are continually monitored to provide the best possible anticipation and forecast of future costs.

         Debt Administration and Limitation. Pursuant to the Missouri State Constitution, the General Assembly may issue general obligation bonds solely for the purpose of (1) refunding outstanding bonds; or, (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1 million for any one year and to be paid in not more than five years or as otherwise specifically provided. When the liability exceeds $1 million, the General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to the voters of the State, and the bonds may be issued if approved by a majority of those voting. Before any bonds so authorized are issued, the General Assembly shall make adequate provisions for the payment of the principal and interest and shall provide for an annual tax on all taxable property in an amount sufficient for that purpose.

         The State has had a clear debt payment record since 1869 when it arranged for payment of railroad bond interest which had been in default from 1861 to 1867. Missouri did no other significant borrowing until 1922, after which the debt climbed to $124,700,000 in 1936. Thereafter, the State's debt declined through 1956. In 1956, the voters approved a constitutional amendment authorizing $75 million principal amount of bonds for the purpose of repairing existing buildings or constructing new buildings at the State's correctional institutions, the State training schools, State hospitals and State schools and other eleemosynary institutions and institutions of higher education. Missouri voters have, subsequently, approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes.

         The amount of general obligation debt that can be issued by the State is limited to the amount approved by popular vote plus the amount of $1 million. The State's debt limits at June 30, 1995, was $1,476,000,000 of which $396,505 was unissued. The general obligation debt position of the State at June 30, 1995 was: general obligation bonded debt (net of amount available in governmental funds), $896,935,000; and, Debt per capita, $169.30. During fiscal year 1995, $33,690,000 of the bonds were retired and $105 billion new bonds were issued. At year end, the total general obligation debt outstanding was $933,745,000. The interest rate range was .05-9.25%.

         As of January 1, 1997, $198,620,000 principal remains outstanding of the $200,000,000 issued fourth state building bonds (approved in August 1994); and $137,315,000 principal remains outstanding of the $439,494,240 issued water pollution control bonds (both amounts excluding refunding issuances). With the final $75 million issuance on December 1, 1987, all $600 million in third state building bonds authorized by Missouri voters in 1982 were issued.

         In fiscal year 1996 Missouri invested a total of $339.6 million in its capital assets with appropriations for maintenance and construction projects throughout the State. Appropriations for fiscal year 1997 are estimated at $257.5 million. Capital improvements of $521.7 million are recommended for fiscal years 1998-99 biennial budget. Of this amount, $60.5 million is for vital maintenance and repairs to state-owned facilities to initiate the voter-approved maintenance funding mechanism, including $15.3 million to be transferred to the facilities maintenance reserve fund. Also included is $461.2 million for planning, major renovation, new construction, land acquisition, and other improvements. Amounts are designated to prison construction, projects at elementary and secondary education institutions, and facilities for veterans.

         The State's general obligation bond issues received triple "A" ratings from Moody's Investors Service, Inc., Standard & Poor's Rating Group, and Fitch Investors Service, Inc.

FACTORS AFFECTING NEW MEXICO FUND

         General Economic Conditions. The State of New Mexico, admitted as the forty-seventh state on January 6, 1912, is the fifth largest state, containing approximately 121,593 square miles. The State's climate is characterized by sunshine and warm bright skies in both winter and summer. New Mexico has a semiarid subtropical climate with light precipitation. At the time of the official 1990 United States Census, the State's population was 1,515,069. In 1995, the population had increased to 1,685,401, or 11.2% since 1990.

         Major industries in the State are energy resources, tourism, services, construction, trade, agricultureagribusiness, government, manufacturing, and mining. In 1994, the value of energy resources production (crude petroleum, natural gas, uranium, and coal) was approximately $5.05 billion. From 1994-95, the value of construction contracts increased $3.12 billion. Major federally funded scientific research facilities at Los Alamos, Albuquerque and White Sands are also a notable part of the State's economy.

         The State has a thriving tourist industry. In 1994, there were approximately 2.29 million visits to national parks and about 4.9 million visits to State parks, in the State. According to a 1991 estimate by the U.S. Travel Data Center, the State's tourist industry generated about $2.3 billion in revenue and more than 38,370 jobs. However, 1995 was a slower year for tourism and travel in New Mexico. Total gross receipts for hotels and other lodging places dropped 1.4%, compared with a 5.6% gain in 1994. Air travel was also down 0.4%. In addition, visits to New Mexico's national parks and monuments, affected partly by federal government shutdowns in the fall and winter, dropped 1.7%. One of the State's most famous attractions is Carlsbad Cavern, which was made a national monument in 1923 and designated a national park in 1930.

         Agriculture is a major part of the State's economy, producing $1.521 billion in 1995. As a high, relatively dry region with extensive grasslands, the State is ideal for raising cattle, sheep, and other livestock. Because of irrigation and a variety of climatic conditions, the State's farmers are able to produce a diverse assortment of quality products. The State's farmers are major producers of alfalfa hay, wheat, chile peppers, cotton, fruits and pecans. Agricultural businesses include chile canneries, wineries, alfalfa pellets, chemical and fertilizer plants, farm machinery, feed lots, and commercial slaughter plants.

         Budgetary Process. The State's government consists of the three branches characteristic of the American political system: executive, legislative and judicial. The executive branch is headed by the Governor who is elected for a four-year term and may succeed him(her)self in office once. Following a reorganization plan implemented in 1978 to reduce and consolidate some 390 agencies, boards and commissions, the primary functions of the executive branch are now carried out by sixteen cabinet departments, each headed by a cabinet secretary appointed by the Governor.

         The Board, in addition to other powers and duties provided by law, has general supervisory authority over the fiscal affairs of the State and over the safekeeping and depositing of all money and securities belonging to, or in the custody of, the State. The Board has seven members consisting of the Governor, the Lieutenant Governor, the Treasurer and four members appointed by the Governor with the advice and consent of the Senate; no more than two such appointed members may be from the same political party.

         The Department of Finance and Administration, created in 1957 as part of governmental reorganization measures of that year, is the principal financial organization of State government and performs through its divisions the duties and functions relating to State and local government financing and general administration. On July 1, 1983, the Department of Finance and Administration was reorganized into the DFA, which retained the prior name and handles the State's financial functions, and the General Services Department, which now handles the administrative functions. The executive and administrative head of the DFA is the Secretary, who is appointed by the Governor with the advice and consent of the Senate, and who also serves as Executive Officer of the Board. In 1983, a Board of Finance Division was created in the DFA, to staff and coordinate the functions of the Board.

         The Legislature convenes in regular session annually on the third Tuesday in January. Regular sessions are constitutionally limited in length to sixty calendar days in odd-numbered years and thirty calendar days in evennumbered years. In addition, special sessions of the Legislature may be convened by the Governor under certain limited circumstances.

         All State agencies are required to submit their budget requests to the Budget Division of the DFA by September 1 of each year. Budget hearings are scheduled for the purpose of examining the merits of budget requests through the fall and are usually completed by the middle of December. Statutes require the Budget Division to present comprehensive budget recommendations to the Governor annually by January 2.

         By statute, the Governor is required to submit a budget for the upcoming fiscal year to the Legislature by the 25th legislative day. The State budget is contained in a General Appropriation Bill which is first referred to the House Appropriations and Finance Committee for consideration. The General Appropriation Act may also contain proposals for supplemental and deficiency appropriations for the current fiscal year. The Senate and the Senate Finance Committee consider the General Appropriation Act after its approval by the House of Representatives. Upon Senate passage, the Governor may sign the General Appropriation Act, veto it, veto line items or veto parts of it. After the Governor has signed the General Appropriation Act, the Budget Division of the DFA approves the agency budgets and monitors the expenditure of the funds beginning on July 1, the fist day of the fiscal year.

         Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

         Declines in oil and gas prices and in gas production have contributed to a major restructuring of the State's tax base by the 1986, 1987, 1988, 1990, and 1993 Legislatures. Sales and income taxes were increased to offset declines in severance tax and royalty revenue. However, economic growth in 1993 and 1994 was substantially greater than expected and large surpluses became available. The 1994 Legislature rolled back approximately one-half of the 1993 increases.

         Fiscal Year 1995-1996. For the Fiscal Year ending June 30, 1996, recurring revenue totaled $2.809 billion, an increase of 6.3% over the previous fiscal year. Total General Fund Revenue was $2.757 billion, up 4.9% from fiscal year 1995. The fiscal year 1996 revenue was below a December 1995 estimate by approximately $2 million, or 0.1%. In general, weakness in broad-based taxes was offset by strength in revenue related to the production of natural gas and crude oil. Strength relative to the estimate was also evident for interest earnings, miscellaneous receipts and reversions.

         Preliminary results for fiscal year 1996 show recurring appropriations at $2.77 billion, up 5.7% from the previous fiscal year. Nonrecurring appropriations for fiscal year 1996 were $22 million, down 76% from fiscal year 1995. The net transfer necessary from the operating reserve is $19.4 million and is within the $30 million transfer authority authorized by the 1996 legislature.

         The 1996 legislature also established the risk reserve fund within the general fund. General fund balances including the risk reserve fund are projected to total $144 million. Without the risk reserve, balances would be $28.1 million. The fiscal year 1996 balance in the operating reserve is $21.6 million, or only 0.8% of fiscal year 1996 total revenue.

         Disaster allotments from the appropriation contingency fund totaled over $5.4 million, primarily due to the drought and the severe wildfires experienced during 1996 and the ending balance in the appropriation contingency fund is $500,000 due to a reversion.

         Fiscal Year 1996-1997. For fiscal year 1997, the Governor proposed a budget which took into consideration spending requirements in Medicaid (an 18.2% increase, or $30.9 million) and in the criminal justice system (a 5.7% increase, or $6.9 million), and placed a high priority on public school funding (a 2.0% increase, or $26.2 million).

         Estimated results for fiscal year 1997 show general fund total receipts of $2.995 billion and recurring appropriations of $2.862 billion with expenditures totaling $2.96 billion. The estimated fiscal year 1997 total ending balance is $175 million, an increase of 23% over the preliminary 1996 results of $144 million.

         Debt Administration. The principal sources of funding for capital projects by the State are surplus general fund balances, general obligation bonds, and Severance Tax Bonds. Total funding of such capital projects for the period 1983 to 1985 ranged from $170 million to $210 million per year. For the period 1986 to 1990, capital appropriations were approximately $100 million per year (except in 1987 when fund dropped to $57 million). The 1994 Legislature authorized the largest capital program in the State's history, $383 million. These authorizations fund a broad range of State and local capital needs for various public school and higher education acquisitions as well as correction facilities, museum and cultural facilities, health facilities, State building repairs, water rights, wastewater and water systems, State parks, local roads, and senior citizens facilities projects.

         General Obligation Bonds. General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. For the fiscal year ended June 30, 1996, the total amount outstanding on General Obligation Bonds was $193,660,867. Of this amount, $31,325,867 is in interest.

         The State of New Mexico General Obligation Capital Projects Improvements Bonds Series 1995 in the principal amount of $66,265,000 are authorized by the 1994 Capital Projects General Obligation Bond Act (the "Act") passed by the State Legislature in 1994, have been approved by the voters in a statewide election in November 1994 and will be issued pursuant to a resolution of the State Board of Finance adopted on March 7, 1995. The proceeds of the general obligation bonds will be used to pay the expenses incurred in the preparation and sale of the general obligation bonds and to provide for certain capital expenditures described in the Act. Proceeds will be distributed for the following amounts and purposes: $3,674,732, certain senior citizen facility improvements, equipment and vehicles; $59,851,200, certain State public educational capital improvements and acquisitions; and, $2,500,000 for public library acquisitions.

         Severance Tax Bonds. Severance Tax Bonds are not general obligations of the State and the State is prohibited by law from using the proceeds of property taxes as a source of payment of revenue bonds, including Severance Tax Bonds. The State Treasurer keeps separate accounts for all money collected as Severance Taxes, and is directed by State statute to pay Severance Tax Bonds from monies on deposit in the Bonding Fund. Most of the 1994 authorizations were issued in a $16.8 million sale in 1994 to the New Mexico State Treasurer and $92.1 million in a bond sale in August, 1994. For the fiscal year ended June 30, 1996, the total amount outstanding on Severance Tax Bonds was $454,065,280. Of this amount, $80,896,280 is in interest.

         The Severance Tax Bonds, Series 1995A funds 55 projects for schools, local governments, universities, and State agencies, including $1 million for University of New Mexico medical equipment; $525,000 for Department of Health laboratories; $400,000 for an overpass in Albuquerque; $800,000 for a local water system; and, $250,000 for a wastewater treatment plant in Anthony, New Mexico. Following the issuance of the Severance Tax Bonds, Series 1995A, Severance Tax Bonds in the principal amount of $8.1 million remain authorized but unissued (including pre- 1994 legislative authorizations). Total amount of principal and interest due on Series 1995-B and Series 1996-A as of June 30, 1996 is $73,744,836 and $48,171,364, respectively.

         Severance taxes have been collected by the State since the adoption of the Severance Tax Act in 1937. Since 1959, certain severance tax receipts and certain other monies determined by the Legislature have been deposited into the Bonding Fund and used, in part, to retire bond issues which have funded a variety of capital improvements in the State. The principle minerals extracted from the State which contribute the largest portion of Severance Tax revenues are natural gas, oil and coal. Severance Tax Collections on these three mineral resources produced 98% of total fiscal year 1993-1994 Severance Tax Bonding Fund tax collections. Severance Taxes from natural gas and oil together represent approximately 80% of total fiscal year 1993-1994 Bonding Fund tax receipt. Severance tax collections totaled $143 million in fiscal year 1996.

         Moody's Investors Service, Inc. and Standard & Poors Corporation have assigned the bond ratings of "Aa1" and "AA+," respectively to General Obligation Bonds and "Aa" and "AA," respectively, to the Severance Tax Bonds, Series 1995A.

FACTORS AFFECTING NEW YORK FUND

         The following information is a brief summary of New York State and New York City factors affecting Voyageur Fund and does not purport to be a complete description of such factors. As described above, except during temporary defensive periods, the Voyageur Fund will invest at least 80% of the value of its net assets in Tax-Exempt Obligations, the interest on which is exempt from federal income, New York State and New York City personal income tax (except for New York State and New York City franchise tax on corporations and financial institutions, which is measured by income). Therefore, the financial condition of New York State, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, New York State and New York City face numerous forms of litigation seeking significant damages which, if awarded, could adversely affect the financial situation of New York State or New York City or issuers located in New York State. It should be noted that the creditworthiness of obligations issued by local issuers (including New York City) may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

         Bond ratings received on New York State's and New York City's general obligation bonds are discussed below. Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Services ("S&P") provide an assessment/rating of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by the rating service from other sources it considers reliable. Each rating service does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstance. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. The ratings are based, in varying degrees, on the following considerations:

                  (1) Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

                  (2) Nature of, and provisions of, the obligation.

                  (3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement(s) under the laws of bankruptcy and other laws affecting creditors rights.

         A revision or withdrawal of any such credit rating could have an effect on the market price of the related debt obligations. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. In addition, a description of Moody's and S&P's bond ratings is set forth in Appendix A hereto.

         The following information provides only a brief summary of the complex factors affecting the financial situation in New York State and New York City, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from the Annual Information Statement of the State of New York dated June 23, 1995 and updates thereto issued on July 28, 1995 and October 26, 1995, and from other official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

         THE FUND MAKES NO REPRESENTATION OR WARRANTY REGARDING THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION. THE MARKET VALUE OF SHARES OF THE FUND MAY FLUCTUATE DUE TO FACTORS SUCH AS CHANGES IN INTEREST RATES, MATTERS AFFECTING NEW YORK STATE OR NEW YORK CITY, OR FOR OTHER REASONS.

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of New York's economy. Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

         The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher.

         The State has had the second highest combined state and local tax burden in the United States which has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. However, the State's 1995-96 budget reflected significant actions to reduce the burden of State taxation, including adoption of a 3-year, 20 percent reduction in the State's personal income tax. During 1996-97, New York led the nation in tax cuts, at 54.1%, bringing the total value of tax reductions in effect for the 1997 year to over $6 billion. When measured as a percentage of personal income, state-imposed taxes in New York should be below the national median in 1997. The budget for fiscal year 1997-98 reflects an additional $170 million in tax reductions.

         The State Financial Plan is based on a projection by State's Division of the Budget ("DOB") of national and State economic activity. The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. In the last few years, New York has shown signs of economic resurgence. Since 1994, New York has jumped from 15th to 6th in terms of total private sector employment growth compared to other states, gaining 140,000 private sector jobs since December 1994, despite banking layoffs and closure of a major automotive plant. Overall employment growth was close to 0.7%, almost 60,000 jobs, for 1996. National employment growth in 1996 was 2.0%. The New York economy in 1997 is expected to grow at about the same rate as in 1996. Personal income is expected to increase 5.2% in 1996 and 4.5% in 1997.

         1996-97 FISCAL YEAR. The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997 (the "1996-97 fiscal year"). Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1996-97 fiscal year is based on the State's budget as enacted by the legislature and signed into law by the Governor.

         The 1996-97 General Fund Financial Plan continues to be balanced, with a projected surplus of $1.3 billion. This will be the second consecutive material budget surplus generated by the Governor's administration. Of this amount, $250 million is being used to accelerate the last portion of the Governor's personal income tax cut through changes to the 1997 withholding tables. This raises taxpayers' current take-home pay rather than issuing larger refunds in 1998. Of the remainder, $943 million is being used to help close the projected 1997-98 budget gap, and $65 million is being deposited into the Tax Stabilization Reserve Fund (the State's "rainy day" fund) as provided by the Constitution. This is the maximum amount that can be deposited, and increases the size of that fund to $332 million by the end of 1997-98, the highest balance ever achieved.

         The surplus results primarily from growth in projected receipts. As compared to the enacted budget, revenues increased by more than $1 billion, while disbursements fell by $228 million. These changes from original Financial Plan projections reflect actual results through December 1996 as well as modified economic and caseload projections for the balance of the fiscal year.

         The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $32.966 billion, a decrease of $207 million from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $32.895 billion, a decrease of $149 million from the total amount disbursed in the prior fiscal year.

         The General Fund closing balance is expected to be $358 million at the end of 1996-97. Of this amount, $317 million will be on deposit in the Tax Stabilization Reserve Fund (TSRF), while another $41 million will remain on deposit in the Contingency Reserve Fund (CRF). The TSRF has an opening balance of $287 million, supplemented by a required payment of $15 million and an extraordinary deposit of $65 million from surplus 1996-97 monies. The $9 million on deposit in the Revenue Accumulation Fund will be drawn down as planned. The previously planned deposit of $85 million to the CRF, projected earlier to be received from contractual efforts to maximize Federal revenue, is not expected to materialize this year.

         In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. As noted, the 1996-97 enacted budget combines significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. Notwithstanding these changes, the State can expect to continue to confront structural deficits in future years.

         The 1995-96 State Financial Plan reflected actions that will directly affect the State's 1996-97 fiscal year baseline receipts and disbursements. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97, in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State's 1995-96 fiscal year are expected to provide greater reductions in State fiscal year 1996-97.

         The 1997-98 budget gap is smaller than the previous two fiscal year projections. The baseline budget forecast produced an estimated $2.3 billion budget imbalance, before reflecting any actions taken by the Governor to produce a balanced 1997-98 Financial Plan. Projections of baseline revenue growth showed a decline of almost $2 billion, reflecting the loss of non-recurring receipts used in 1996-97 and implementation of previously enacted tax reduction programs.

         The 1996-97 surplus of $943 million reduced the 1997-98 budget gap to $1.3 billion. Proposals included in the Executive Budget for 1997-98 close this remaining gap, reducing State spending for the third straight year, and permitting three new tax reduction proposals: the $1.7 billion, multi-year property tax reduction portion of STAR (School Tax Relief initiative); a three-year phased reduction in the estate and gift tax; and a $50 million reserve for additional targeted job-creating tax reductions. The budget also makes a significant investment in school aid -- a proposed increase of $302 million on a school year basis as the first step toward implementing the $1.7 billion school aid portion of STAR.

         The 1997-98 Financial Plan includes approximately $66 million in non-recurring resources, or only 0.2% of the General Fund budget -- the lowest level in more than a decade. As compared to 1996-97, non-recurring resources are a much smaller component of the budget: down over $1 billion from last year's adopted budget. The loss of these resources in future years is more than offset by recommendations which provide higher annualized savings in 1998-99 and beyond.

         Assuming these gap-closing actions, the Financial Plan projects receipts of $32.9 billion and spending of $32.8 billion in fiscal year 1997-98, with a required deposit of $15 million to the TSRF and an increase of $24 million in the CRF. The closing fund balance in the General Fund is projected to be $332 million, the largest amount ever on deposit.

         To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursement in future fiscal years. There can be no assurance, howeverthat the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the state. For example, a significant risk to the 1997-98 State Financial Plan arises from tax legislation pending in Congress. Changes to Federal tax treatment of capital gains are likely to flow through automatically to the State personal income tax. Such changes, depending upon their precise character and timing, and upon taxpayer response, could produce either revenue gains or losses during the balance of the State's fiscal year. Uncertainties with respect to both the economy and potential decisions at the Federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the Federal level but not included in the State's current economic forecast would (if enacted) have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states. Because of the uncertainty and unpredictability of these potential changes, their impact is not included in the assumptions underlying the State's projections.

         The 1996-97 and 1997-98 State Financial Plans are based upon forecasts by the DOB of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurances that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the Federal government, and changes in the demand for and use of State services. There can be no assurance that the State's projections for tax and other receipts for the 1996-97 fiscal year and 1997-98 fiscal year are not overstated and will not be revised downward, or that disbursements will not be in excess of the amounts projected. Such variances could adversely affect the State's cash flow during the 1996-97 fiscal year or subsequent fiscal years, as well as the State's ability to achieve a balanced budget on a cash basis for such fiscal year or subsequent fiscal years.

         The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Projections and estimates of receipts from taxes have been subject to variance in recent fiscal years. The personal income tax, the sales tax, and the corporation franchise tax have been particularly subject to overestimation as a result of several factors, most recently the significant slowdown in the national and regional economies and uncertainties in taxpayer behavior as a result of actual and proposed changes in Federal tax laws. As a result of the foregoing uncertainties and other factors, actual results could differ materially and adversely from the projections discussed herein, and those projections may be changed materially and adversely from time to time.

         In the past, the State has taken management actions and made use of internal sources to address cash flow needs and State Financial Plan shortfall, and DOB believes it could take similar action should variances from its projections occur in the current and/or subsequent fiscal years. Those variances could, however, affect the State's ability to achieve a balanced budget on a cash basis for the current and/or subsequent fiscal years.

         There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future years, nor can there be any assurance that budgetary difficulties will not lead to further adverse consequences for the State and its obligations.

         As a result of changing economic conditions and information, public statements or reports may be released by the Governor, members of the State Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, as reflected in the 1996-97 State Financial Plan, that may vary materially and adversely from the information provided herein.

         INDEBTEDNESS. As of March 31, 1995, the total amount of long-term State general obligation debt authorized but unissued stood at $1.789 billion. As of the same date, the State had approximately $5.181 billion in general obligation debt, including $149.3 million in bond anticipation notes outstanding.

         As of March 31, 1995, $17.980 billion of bonds, issued in connection with lease-purchase and contractual-obligation financings of State capital programs, were outstanding. The total amount of outstanding State-supported debt as of March 31, 1995 was $27.913 billion. As of March 31, 1995, total State-related debt (which includes the State-supported debt, moral obligation and certain other financings and State-guaranteed debt) was $36.1 billion.

         The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The State's commercial paper program is expected to have an average of $287 million outstanding during 1997-98. The Legislature has also authorized the issuance of up to $33 million in certificates of participation during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.

         In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, and has been authorized to issue its bonds to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year to redeem notes sold in June 1995. The LGAC program was completed in 1995-96 with the issuance of the last installment of authorized bond sales.

         RATINGS. As of September 1995, Moody's rating of the State's general obligation bonds stood at A, and S&P's rating stood at A-. Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

THE CITY AND THE MUNICIPAL ASSISTANCE CORPORATION ("MAC")

         The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

         In February 1975, the New York State Urban Development Corporation ("UDC"), which had approximately $1 billion of outstanding debt, defaulted on certain of its short-term notes. Shortly after the UDC default, the City entered a period of financial crisis. Both the State Legislature and the United States Congress enacted legislation in response to this crisis. During 1975, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

         The national economic downturn which began in July 1990 adversely affected the City economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and the City's economy declined in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated and the City's economy improved, boosted by strong wage gains. However, after noticeable improvements in the City's economy during calendar year 1994, the City's current four-year financial plan assumes that economic growth will slow in calendar year 1996, with local employment increasing modestly. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property tax revenues from those forecasted.

         For each of the 1981 through 1993 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in its recent fiscal years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City economic base.

         Pursuant to State law the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The current financial plan extends through the 1999 fiscal year. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

         The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1996-97 Financial Plan projects a balanced General Fund. If the State experiences revenue shortfalls or spending increases during its 1996-97 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

         The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years. The City projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in such financial plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan, and the impact on City revenues of proposals for Federal and State welfare reform.

         Implementation of its financial plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds or notes.

         The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan. In addition, the Control Board staff and others have questioned whether the City has the capacity to generate sufficient revenues in the future to provide the level of services included in the financial plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         1995 FISCAL YEAR. On July 21, 1995, the City submitted to the Control Board a fourth quarter modification to the financial plan for the 1995 fiscal year. The City projects a balanced budget in accordance with GAAP for the 1995 fiscal year after taking into account a transfer of $75 million.

         1996-99 FINANCIAL PLAN. On July 11, 1995, the City submitted to the Control Board the 1996-99 Financial Plan, which relates to the City, the Board of Education and the City University of New York. The 1996-99 Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the 1996-99 Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

         The 1996-99 Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. The proposed gap-closing actions, a substantial number of which are not specified in detail, include various actions which may be subject to State or Federal approval.

         On July 24, 1995, the City Comptroller issued a report on the 1996-99 Financial Plan. The report concluded that the 1996-99 Financial Plan includes total risks of $749 million to $1.034 billion for the 1996 fiscal year. With respect to the 1997-99 fiscal years, the report noted that the gap-closing program in the 1996-99 Financial Plan does not include information about how the City will implement the various gap-closing programs, and that the entitlement cost containment and revenue initiatives will require approval of the State legislature. The report estimated that the 1996-99 Financial Plan includes total risks of $2.0 billion to $2.5 billion in the 1997 fiscal year, $2.8 billion to $3.3 billion in the 1998 fiscal year, and $2.9 billion to $3.4 billion in the 1999 fiscal year.

         In early December 1994, the City Comptroller issued a report which noted that the City is currently seeking to develop and implement plans which will satisfy the Federal Environmental Protection Agency that the water supplied by the City watershed areas does not need to be filtered. The City Comptroller noted that, if the City is ordered to build filtration plants, they could cost as much as $4.75 billion to construct, with annual debt service and operating costs of more than $500 million, leading to a water rate increase of 45%.

         On December 16, 1994, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be greatly reduced in future years due to the decline in value of taxable real property. The report concluded that the debt incurring power of the City would likely be curtailed substantially in the 1997 and 1998 fiscal years.

         On July 21, 1995, the staff of the Control Board issued a report on the 1996-99 Financial Plan which identified risks of $873 million, $2.1 billion, $2.8 billion and $2.8 billion for the 1996 through 1999 fiscal years, respectively.

         On June 14, 1995, the staff of the Office of the State Deputy Comptroller for the City of New York ("OSDC") issued a report on the financial plan with respect to the 1995 fiscal year. The report noted that, during the 1995 fiscal year, the City faced adverse financial developments totaling over $2 billion resulting from the inability to initiate approximately 35% of the City's gap-closing program, as well as newly-identified spending needs and revenue shortfalls. The report noted that the City relied heavily on one-time actions to offset adverse developments, using $2 billion in one-time resources in the 1995 fiscal year, or nearly double the 1994 amount.

         On July 24, 1995, the staff of the OSDC issued a report on the 1996-99 Financial Plan. The report concluded that there remains a budget gap for the 1996 fiscal year of $392 million, largely because the City and its unions have yet to reach an agreement on how to achieve $160 million in unspecified labor savings and the remaining $100 million in recurring health insurance savings from last year's agreement. The report further noted that growth in City revenues is being constrained by the weak economy in the City, which is likely to be compounded by the slowing national economy, and that there is a likelihood of a national recession during the course of the 1996-99 Financial Plan. Moreover, the report noted that State and Federal budgets are undergoing tumultuous changes, and that the potential for far-reaching reductions in intergovernmental assistance is clearly on the horizon, with greater uncertainty about the impact on City finances and services.

         LITIGATION. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, of the proceedings and claims are not currently predictable, adverse determinations in certain such proceedings and claims might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1994, the City estimated its potential future liability in respect of outstanding claims to be approximately $2.6 billion. The 1996-99 Financial Plan includes provisions for judgments and claims of $279 million, $236 million, $251 million and $264 million for the 1996 through 1999 fiscal years, respectively.

         RATINGS. As of March 1996, the State had regained S&P's rating of A- on the City's general obligation bonds. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance financial plans, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. continues to rate the City general obligations bonds A-. Moody's rating for City general obligation bonds is Baa1.

         On February 11, 1991, Moody's had lowered its rating from A. Previously, Moody's had raised its rating to A in May 1988, to Baa1 in December 1986, to Baa in November 1983 and to Ba1 in November 1981. S&P had raised its rating to A- in November 1987, to BBB+ in July 1985 and to BBB in March 1981.

         INDEBTEDNESS. As of June 30, 1995, the City and MAC had, respectively, $23.258 billion and $4.033 billion of outstanding net long-term indebtedness.

         THE STATE AGENCIES: Certain Agencies of the State, including the State Housing Finance Agency ("HFA") and the UDC, have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations (including HFA and UDC) could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

         STATE LITIGATION: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

         The State is also engaged in a variety of contract and tort claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

         Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the 1996-97 fiscal year or thereafter.

         OTHER MUNICIPALITIES: Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance and the need to reduce their spending or increase their revenues. The potential impact on the State of such actions by localities is not included in projections of State revenues and expenditures in the State's 1995-96 fiscal year

         Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the Fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

         From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

FACTORS AFFECTING NORTH DAKOTA FUND

         General Economic Conditions. North Dakota lies in the central portion of the Northern Plains with a land area of 70,665 square miles. Elevation in the northeast corner of the State is 750 feet above sea level and in the southwest corner of the State is 3,506 feet. The North Dakota economy continues to grow at a slow and steady pace. The production-based economy, which provides the basis for this stable, slow growth, while sensitive to change, is not as susceptible to recessionary impacts as the rest of the nation. Due to strong economic conditions experienced in North Dakota, taxable sales and purchases are expected to increase by 3.81% in 1997 and 5.7% annually over the next biennium, resulting in increased sales tax collections of $43 million during 1997-99.

         Agriculture is an important segment of the state's economy. As a major producer of durum wheat, North Dakota is expected to benefit from high wheat prices while cattle prices are expected to remain low. NAFTA and GATT are expected to increase agricultural exports. In recent years, the state's farmers have formed cooperatives that combine production and processing to create manufacturing jobs and new markets for their goods. An example of North Dakota's commitment to agriculture-related economic development is its recent success in attracting the Pro-Gold corn processing plant which is under construction near Wahpeton, North Dakota. The plant is expected to process 72,000 bushels of corn per day, expanding to 320,000 bushels per day, raising corn prices in the area by approximately one dollar per bushel.

         The energy industry in North Dakota is projected to be robust during the next biennium as a result of increased oil activity in the western part of the state. Oil production in this state is currently averaging approximately 92,000 barrels per day, up 14.1% from last years production level of 80,600 barrels per day. Oil production is expected to increase to a level of over 100,000 barrels of oil per day during the next biennium while prices are expected to be in the $19 per barrel range.

         The labor force and employment situation for the state appears healthy. Employment in the state has grown by 7,500 wage and salary jobs reflecting an increase of 2.5% compared to one year earlier. About half of the increase has been in the service industries with smaller gains in trade and finance. Construction employment has also been a significant contributor to overall growth, mainly attributed to the continuing construction of the ProGold corn processing plant in Wahpeton. Manufacturing employment has shown little growth in 1995 and 1996 and the current forecast projects manufacturing payroll growth of 0.5% in 1997. Unemployment is significantly below national levels. North Dakota's unemployment rate in 1995 and 1996 (preliminary) was 3.3% and 3.1%, respectively. This is significantly lower than the national unemployment rates of 5.6% and 5.4% for 1995 and 1996, respectively.

         The 1995 Legislative Assembly funded the design, development and implementation of a Welfare Reform Computer System. The demonstration, known as the Training, Education, Employment, and Management (TEEM) Project, is progressing with numerous waivers received from the federal government in September, 1995. The TEEM demonstration provides for a uniform treatment of income and assets, a uniform budget methodology, standard certification periods and reporting requirements, and employment and training with adequate child care as a means of helping participants to become self-sufficient, and incorporates child support enforcement issues. Ten counties will be included in the TEEM demonstration.

         The 54th Legislative Assembly contained substantial workers compensation reform. Legislators passed a number of bills which dealt directly with the North Dakota Workers Compensation Bureau. Among the list of issues addressed in the legislation were: fraud prevention; designated providers; first report of injury; retirement; claims closure; rehabilitation; permanent partial injury; worker adviser/ombudsman program; and, litigation/attorney fees. Additionally, the North Dakota Workers Compensation Bureau is implementing a number of other changes to improve customer service. The Fund is also expanding its employer-based programs to get more employers actively involved in risk management. These programs focus on intense communication between the injured worker, medical providers and the employer.

         Budgetary Process. The State operates through a biennial appropriation which represents departmental appropriations recommended by the Governor and presented to the General Assembly at the beginning of each legislative session. The General Assembly enacts the budgets of the various State departments through passage of specific appropriation bills. The Governor has line item veto powers over all legislation subject to legislative override. Session laws that were passed by the Legislature in 1993 authorize directors of various state agencies to transfer appropriation authority among the various divisions of their specific agency, subject to the Budget Section of the North Dakota Legislative Council's approval. Unexpended appropriations lapse at the end of each biennium, except certain capital expenditures covered under the North Dakota Code and except for all unexpended general funds appropriation authority which must be deposited in special revenue funds of the institutions in the University System according to law. During the 1993-1995 biennium there were supplemental appropriations of $105,573,249. The general fund appropriation authority was increased by approximately $6.5 million. Of this amount $3.7 million was carryover from the 1991-1993 biennium, $2.0 million was approved by the 54th Legislative Assembly for Risk Management and $.8 million was for deficiencies also approved by the 54th Legislative Assembly.

         The beginning balance for the 1995-97 biennium was $31.1 million, $4.2 million more than had been projected for an ending balance when the 1995 Legislative Assembly adjourned. No one-time transfers were utilized in the 1995-97 budget, although $31.9 million of the transfers from the Bank of North Dakota were moved from the 1993-95 biennium to the 1995-97 biennium. Although the 1995 Legislative Forecast estimated transfers from the Bank of North Dakota of $59.9 million, the November 1996 revenue forecast assumes $50.3 million will be transferred. The June 30, 1997 ending balance is anticipated to be $63 million.

         North Dakota implemented a new accounting standard, GASB Statement No 22 "Accounting for Taxpayer Assessed Tax Revenues in Governmental Funds." This created a one time acceleration of revenue recognition for the State's major tax types. The change resulted in a restatement of the general fund's 1994 balance, increasing it from $64.3 million to $94.4 million. In fiscal year 1995 an additional $75.6 million was recognized for taxes receivable in the general fund. The increase in taxes receivable resulted in an additional $36 million being recognized as revenue and $39.6 million as deferred revenue in fiscal year 1995 in the general fund. The general fund also had an $11 million increase in accrued tax refunds payable which decreased revenues in the general fund for fiscal year 1995.

         Revenues and Expenditures. General governmental activities are accounted for in four governmental fund types: general (GAAP) basis; special revenue; capital projects; and, debt service funds. The November 1996 general fund revenue forecast for the 1995-97 biennium is $1.37 billion, an increase of approximately $40 million from the original estimate and 10% more than the previous biennium. Oil tax revenue collections accounted for nearly $9 million of the excess during the first fiscal year due to the increased oil activity in the state. Of the total revenues, taxes accounted for over $1 billion. The largest increase in taxes on a budgetary basis comes from sales and use taxes with an estimated increase of $50.79 million for the biennium, resulting in $523.1 million. The second largest source of general fund revenue, the individual income tax, is estimated to increase $31.6 million to a total of $311.4 million. On the other hand, corporate income taxes are expected to slightly decrease approximately $388,000 to $94.37 million.

         General fund appropriations are expected to total $1.35 billion for the 1995-97 biennium, an increase of 7.6% from the previous biennium. The three leading expenditures are: education, $769.1 million, health and human services, $327.9 million; and, general government and grants, $99.9 million.

         Projected general fund revenues for the 1997-99 biennium, based on the executive recommendation, are $1.44 billion. This is a $68 million or nearly 5% increase over the revised revenue estimate for the 1995-97 biennium. The projected ending balance at June 30, 1999 is approximately $10 million.

         Claims/Judgments Payable are primarily Workers Compensation Claims Incurred But Not Yet Reported (IBNR) by the claimants as well as claims related to various litigation matters. Claims and judgments for governmental funds are reflected entirely in the general long-term debt account group and not in individual funds as the liability is not expected to be liquidated with expendable available financial resources.

         Debt Administration. The Constitution of North Dakota provides that the State may issue or guarantee the payment of bonds provided that all bonds in excess of $2 million are: secured by first mortgage upon property and no further indebtedness may be incurred by the State unless evidenced by a bond issue; authorized by law, for a certain purpose; provisioned to pay the interest semiannually, and pay the principal within 30 years. The law authorizing the bond issue must specifically appropriate the provisions to the payment of the principal and interest of the bond. The State is currently in compliance with the constitutional debt limitation. At June 30, 1995, the state had a number of debt issues outstanding. These issued include:

         General Obligation Bonds. General obligation bonds have been authorized and issued to provide funds to the Bank of North Dakota. General obligation bonds issued according to the constitution and enabling statutes are backed by the full faith, credit and taxing power of the State of North Dakota. Debt service requirements are provided by repayment of the real estate loans and transfers from the Bank of North Dakota. The State's net general obligation debt per capita is $36. General obligation bonds currently outstanding are the 1984 and 1986 Real Estate Series. At June 30, 1995, the balance was $39,046,000.

         Revenue Bonds. Current State statutes empower certain State agencies to issue bonds as part of their activities. This debt is not backed by the full faith and credit of the State of North Dakota. The principal and interest on such bonds shall be payable only from the applicable agencies' program income. On June 30, 1995, total Revenue Bonds outstanding totaled $825,439. The Bonds and balance were as follows: State Fair, $3,421,000; Student Loan Trust, $199,320,000; Building Authority, $65,613,000; Housing Finance, $425,149,000;
University System, $65,571,000; and Municipal Bond Bank, $66,365,000.

         Long-Term Notes. The Bank of North Dakota has long-term notes in the amount of $53.5 million. The Fuji Bank, Ltd. Notes ($50 million) were issued in December, 1986 and are due December, 1996. The rate of interest in 7.875% with an effective interest rate of 7.94%. The bank has two advances from the Federal Home Loan Bank in the amounts of $2.5 million and $1 million. The rates of interest are 7.99% and 8.34%, respectively.

         North Dakota continues to receive bond ratings from both Moody's Investors Service (Aa) and Standard and Poor's Corporation (AA-) on general obligation bond issues.

FACTORS AFFECTING OREGON FUND

         General Economic Conditions. Similar to the nation as a whole, economic growth in Oregon is likely to be restricted to its long-term trend rate by near capacity labor markets and rising costs. Oregon's jobless rate is unlikely to fall below its current 5.0% for any sustained period. The labor force is expected to increase sufficiently to keep Oregon's employment growth well above the national average but not enough to match the job growth rates of the 1994 to 1996 period. Overall, manufacturing employment is forecast to increase 0.3% in 1997 after averaging 3.0% growth for the 1994-1996 period. Construction employment, which increased 11.4% from 1995 to 1996, is expected to show less growth in 1997, yet at high levels. The state's service-producing sectors are expected to continue growing but they too are likely to be constrained by labor availability. The state's tight labor markets and expanding high technology industries should continue to push Oregon's wages and per capita income up toward the national average.

         The rest of the state will benefit from a generally healthy agriculture section (with the exception of the cattle industry), a stabilizing timber harvest and increasing cost advantages relative to the Willamette Valley and Portland metropolitan area. The statewide timber harvest is expected to be 4.2 billion board feet in 1997, matching the estimate for 1996. In the agricultural industry, cash commodities include farm forest products, cattle and calves, nursery crops, dairy, wheat, potatoes, alfalfa hay, and perennial rye grass seed.

         Non-farm employment is expected to grow 2.9% in 1997, a significant decrease from the preliminary 4.1% pace recorded in 1996, yet more than double the 1997 projected national rate of job growth. Job growth is expected to slow further to 2.3% in 1998 as the high technology manufacturing sector winds down and a shortage of available labor limits net job creation.

         Budgetary Process. The Oregon budget is approved on a biennial basis by separate appropriation measures. a biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

         Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

         Revenue and Expenditures. The Oregon Biennial budget is a two-year fiscal plan balancing proposed spending against expected revenues. The total budget consists of three segments distinguished by source of revenues: program supported by General Fund revenues; programs supported by Other Funds (dedicated fund) revenues, including lottery funds; and, Federal Funds. In its 1995 Regular Session, the Oregon Legislative Assembly approved General Fund appropriations totaling $7,372.6 million for the 1995-1997 biennium. This was a 15.2% increase compared to estimated 1993-1995 expenditures.

         General Fund revenue totaled $6,536.1 million for the 1993-1995 biennium. Revenue exceeded the May estimate by $16.7 million in the 1993 Close of Session (COS) estimate by $330.6 million or 5.3%. Expenditures were $6,410.1 million for the biennium.

         The December forecast for the 1995-97 General Fund revenue is $7,399.3 million, a 13.2% increase from the 1993-95 biennium. The 1995-97 estimate is also an increase of $106.3 million from the September 1996 estimate and $437.8 million or 6.3% from the 1995 Close of Legislative Session (COS) forecast. The beginning balance is estimated to be $496.3 million, leaving total General Fund resources available for the 1995-97 biennium of $7,895.6 million. The General Fund resources estimate is $450.9 million higher than the COS estimate.

         General Fund revenue is projected to be $8,145.7 million for the 1997-99 biennium. The beginning balance is estimated to be $536.3 million for a total General Fund resource estimate of $8,682 million. The December 1997-99 General Fund revenue estimate is $115.1 million higher than the September forecast despite the anticipation of a larger 2% surplus kicker refund. The overall General Fund resource projection is $243.8 million more than the September forecast.

         The State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Because of the prospective nature of these legal proceedings, no provision for these potential liabilities has been recorded in the publicly disclosed financial statements. Additionally, 1,229 notices of tort claims filed against the State. Of those claims, 544 also have been filed as court actions, and are pending against the State. These cases are pending in State courts and are subject to the liability limitations stated in the Tort Claims Act of $500,000 per occurrence, $200,000 per individual for physical injuries, and $50,000 per occurrence for property damage. The likelihood of an unfavorable outcome in these cases ranges from probable to remote, but it is certain that these cases do not involve real exposure of $25 million in the aggregate.

         In the November 1994 general election, Oregonians approved a ballot measure, introduced through the initiative process, that will have, or may have, a material financial impact on the State. "Measure 11" amends Oregon statutes to require mandated minimum sentences for certain felonies, effective April 1, 1995. "Measure 11" creates a need for an estimated 6,085 new prison beds by the year 2001 and calls for State correction facility construction costs of approximately $462 million in the next five years. The State also estimates increases in State expenditures for correctional operations, beginning with an increase of $3.2 million in fiscal year 1996, with accelerating costs that should peak at an annual increase of up to $101.6 million by fiscal year 2001. Because these demands will be made by on the State General Fund, they will reduce amounts that otherwise would be available in the future for the Oregon Legislative Assembly to appropriate for other purposes.

         In November of 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.

         Debt Administration and Limitation. Oregon statutes give the State Treasurer authority to review and approve the terms and conditions of sale for State agency bonds. The Governor, by statute, seeks the advice of the State Treasurer when recommending the total biennial bonding level for State programs. Agencies may not request that the Treasurer issue bonds or certificates of requirements for state agencies on proposed and outstanding debt. Statutes contain management and reporting requirements for state agencies on proposed and outstanding debt.

         A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval or a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the state may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislative Assembly has the right to place limits on general obligation bond programs which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide True Cash Value (TCV) of taxable property. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.

         The State's constitution authorizes the issuance of general obligation bonds for financing community colleges, highway construction, and pollution control facilities. Higher education institutions and activities and community colleges are financed through an appropriation from the General Fund. Facilities acquired under the pollution control program are required to conservatively appear to be at least 70% self-supporting and self-liquidating from revenues, gifts, federal government grants, user charges, assessments, and other fees.

         Additionally, the State's constitution authorizes the issuance of general obligation bonds to make farm and home loans to veterans, provide loans for state residents to construct water development projects, provide credit for multi-family housing for elderly and disabled persons, and for small scale local energy projects. These bonds are self-supporting and are accounted for as enterprise funds. Certain provisions of the Water Resources general obligation bond indenture conflict with State statutes. Upon the advice of the Attorney General, the method of handling investment interest is in compliance with the statutes rather than the bond indenture. Currently there is litigation pending against the State concerning this treatment of the investment interest.

         The State's constitution further authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. For the year ending June 30, 1996, the total balance of general obligation bonds was $3.7 billion. The debt service requirements for general obligation bonds, including interest of approximately $2.75 billion, as of September 1, 1996, was $6.4 billion.

         In addition to general obligation and direct revenue bonds, the State of Oregon issues industrial development revenue bonds ("IDBs"), Oregon Mass Transportation Financing Authority revenue bonds and Health, Housing, Educational and Cultural Facilities Authority ("HHECFA") revenue bonds. The IDBs are issued to finance the expansion, enhancement or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets clearly defined development objective. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide state funds to secure the bonds. The Oregon Mass Transportation Financing Authority ("OMTFA") reviews financing request from local mass transit districts and my authorize issuance of revenue bonds to finance eligible projects. The State has no financial obligation for these bonds, which are secured solely by payments from local transit districts.

         The State is statutorily authorized to enter into financing agreements through the issuance of certificates of participation. Certificates of participation have been used for the acquisition of computer systems by the Department of Transportation, Department of Administrative Services, and the Department of Higher Education. Also, certificates of participation have been used for the acquisition or construction of buildings by the Department of Administrative Services, Department of Fish and Wildlife, Department of Corrections, State Police, and Department of Higher Education. Further, certificates of participation were used in the acquisition of telecommunication system by the Department of Administrative Services and the Adult & Family Services Division. For the year ending June 30, 1996, the certificates of participation debt totaled $443.4 million. The debt service requirements for certificates of participation for 1995-1997 is estimated at $70.1 million.

         HHECFA is a public corporation created in 1989, and modified in 1991, to assist with the assembling and financing of lands for health care, housing, educational and cultural uses and for the construction and financing of facilities for such uses. The Authority reviews proposed projects and makes recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which the projects were financed.

         The Treasurer on behalf of the State may also issue federally taxable bonds in those situations where securing a federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance" refunding bonds; enter into financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislative Assembly for such payment. The principal amount of such financing agreements are treated as bonds subject to maximum annual bonding levels established by the Legislative Assembly under Oregon statute.

         Each of Fitch Investors Service, Moody's Investors Service and Standard & Poor's Ratings Group has assigned their municipal bond ratings of "AA," "Aa," and "AA" respectively.

FACTORS AFFECTING PUERTO RICO

         General Economic Conditions. Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,600 miles southeast of New City and 1,000 miles east-southeast of Miami, Florida. It is approximately 100 miles long and 35 miles wide. According to estimates of the Planning Board, the population of Puerto Rico increased to 3,653,000 during fiscal 1994.

         Puerto Rico came under United States sovereignty by the Treaty of Paris, signed on December 10, 1898, terminating the Spanish-American War. Puerto Ricans have been citizens of the United States since 1917. Puerto Rico's constitutional status is that of a territory of the United States and the ultimate source of power over Puerto Rico, pursuant to the Territories Clause of the Federal Constitution, is the United States Congress. The Commonwealth exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives and limited voting powers. Most federal taxes, except those such as social security taxes, are not levied in Puerto Rico. No federal income tax is collected from Commonwealth residents on ordinary income earned from sources in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries and for income earned from sources outside Puerto Rico.

         The Commonwealth has established policies and programs directed at the development of manufacturing and the expansion and modernization of the island's infrastructure. The investment of mainland United States, foreign and local funds in new factories has been stimulated by selective tax exemption, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have bee to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the island's population.

         The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal 1994 approximately 87% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 67% of Puerto Rico's imports. In fiscal 1994, Puerto Rico experienced a $4.3 billion positive adjusted merchandise trade balance. Gross product in fiscal 1991 was $22.8 billion and gross product in fiscal 1995 was $28.4 billion. This represents an increase in gross product of 24.4% from fiscal 1991 to 1995.

         Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1991 through fiscal 1995. Almost every sector of the economy was affected and record levels of employment were achieved. Average employment in creased from 977,000 in fiscal 1991 to 1,051,300 in fiscal 1995. Average unemployment decreased from 15.2% in fiscal 1991 to 13.8% in fiscal 1995.

         Puerto Rico has a diversified economy. During the fiscal years 1990-1994, the manufacturing and service sectors generated the largest portion of gross domestic product. Three sectors of the economy provide the most employment: Manufacturing, services, and government.

         Gross product in fiscal 1991 was $22.8 billion and gross product in fiscal 1995 was $28.4 billion. This represents an increase in gross product of 24.4% from fiscal 1991 to 1995. Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1994, aggregate personal income was $25.7 billion and personal income per capita was $7,047. Personal income includes transfer payments to individuals in Puerto Rico under various social program. Transfer payments to individual in fiscal 1994 were $5.7 billion, of which $3.9 billion, or 68.9% represent entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, and Medicare.

         Budgetary Process. The fiscal year of the Commonwealth begins on July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the Commonwealth for the ensuing fiscal year. Section 7 of Article VI of the Constitution provides that, "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations as provided by law."

         Revenues and Expenditures. In the fiscal 1995 budget revenues and other resources of all budgetary funds total $8,381,444,000, excluding balances from the previous fiscal year and general obligation bonds authorized. Current expenses and capital improvements, other than those financed by bonds, of all budgetary funds total $8,673,845,000, an increase of $1,160,550,000 from fiscal 1994. The general obligation bond authorization for the fiscal 1995 budget is $325,000,000.

         In the fiscal 1996 budget proposal revenues and other resources of all budgetary funds total $8,269,848,000 excluding balances from the previous fiscal year and general obligation bonds authorized. Current expenses and capital improvements other than those financed by bonds, of all budgetary funds total $8,546,543,000, a decrease of $127,303,000 from fiscal 1995. The general obligation bond authorization for the fiscal 1996 budget is $355,000,000.

         Tax Incentives. Much of the development of the manufacturing sector in Puerto Rico can be attributed to various federal and Commonwealth tax incentive, particularly Section 936 of the Internal Revenue Code, as amended (the "Code") and the Commonwealth's Industrial Incentives Program.

         Section 936. Under Section 936 of the Code, United States corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their United States corporate income tax the portion of such tax attributable to (I) income derived from the active conduct of a trade or business within Puerto Rico ("active business income") or from the sale of exchange of substantially all assets used in the active conduct of such trade or business; and, (ii) qualified possession source investment income ("passive income"). To qualify under Section 936 in any given taxable year a corporation must derive (I) for the three-year period immediately preceding the end of such taxable year 80% or more of its gross income from sources within Puerto Rico; and, (ii) for taxable years beginning after December 31, 1986, 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico. A Section 936 Corporation may elect to compute its active business income eligible for the Section 936 credit under one of three formulas.

         On November 17, 1995 the United States Congress adopted, as part of its larger federal income tax legislative package, a ten-year phase out of the current 936 credit for companies that are existing credit claimants and the elimination of the credit for companies establishing new operation in Puerto Rico and for existing companies that add a substantial new lime of business. The credit based on the economic limitation will continue as under current law without change until tax years beginning in 2002, during which years the possession business income will be subject to a cap based on the corporation's possession income for an average adjusted base period. The credit based on the percentage limitation will continue as under current law until tax years beginning in 1998. In that year and thereafter, the credit based on the percentage limitation will be 40%, but the possession business income will be subject to a cap based on the corporation's possession income for an average adjusted base period. The 936 credit is eliminated for taxable years beginning in 2006. However, the credit granted to passive income (QPSII) is eliminated for taxable years beginning after December 31, 1995.

         The President vetoed the legislation submitted by the United States Congress on December 7, 1995. The Administration has proposed a modification to the 936 credit that would phase out the credit based upon the percentage limitation over a five year period beginning in 1997, retain the credit based upon the economic limitation under current law, allow a five year carry forward of excess credit based upon the economic limitation and retain the credit granted to passive income (QPSII) under current law.

         It is not possible at this time to determine the final legislative changes that may be made to Section 936, or the effect on the long-term outlook on the economy of Puerto Rico. The government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the changes to Section 936 currently proposed by Congress or the Administration. The Government of Puerto Rico further believes that even if the Congressional proposal became law, sufficient time exists to put additional incentive programs in place to safeguard Puerto Rico's competitive position.

         Industrial Incentives Program. Since 1948 Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. On January 24, 1987, the Governor of Puerto Rico signed into law the most recent industrial incentives law, known as the Puerto Rico Tax Incentive Act (the "1987 Act"). The tax exemption benefits provided by the 1987 Act are generally more favorable than those provided by its predecessor, the Industrial Incentives Act of 1978 (the "1978 Act"). The activities eligible for exemption under the 1987 Act include manufacturing, certain designated services for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research.

         The 1987 Act provides a fixed 90% exemption from income and property taxes and a 60% exemption from municipal license taxes during a 10, 15, 20 or 25 year period, depending on the zone where the operations are located. The 1987 Act also provides a special deduction equal to 15% of the production payroll for companies whose net income from operations is less than $20,000 per production job. This special benefit is designed to attract and maintain labor intensive operations in Puerto Rico. The passive income from certain qualified investment in Puerto Rico and the instruments evidencing such investments are fully exempt from income tax. In addition, companies making such investments for fixed periods of not less than five years are eligible to reduce the tollgate tax imposed on dividend and liquidating distributions from a maximum rate of 10% to 5%, depending on the amount and term of the investment.

         The bottom limit of 5% was approved in a recent amendment (December
1993) of the 1987 Act (the "1993 amendments"). The 1993 amendments also impose a new 5% estimated tax on annual industrial development income, subject to reduction in the event certain long-term qualified investments with such income are made. The Department of Treasury is collecting an additional amount annually as a result of the implementation of the bottom limit. As a result of the 1993 amendments, the Department of the Treasury has increased its ability to predict tax revenues from corporations with greater accuracy. The 1993 amendments also contain an option to pay a flat 14% tax on annual industrial development income, which would allow eligible companies to repatriate profits free of tollgate taxes. Under this option, if a company invests 25% or 50% of its profits in qualified industrial development investments, the 14% rate drops to 11% or 9%, respectively. The 1987 Act applies to newly established operations as well as to existing operations that elect to convert their tax exemption grants to the provision of the 1987 Act.

         Since 1983 hotel operations have been covered by a special incentives law, the Tourism Incentives Act of 1983, which provides exemptions from income, property and municipal license taxes for a period of 10 years. In 1993, legislation was enacted providing for an additional set of tax incentives for new hotel development projects. In addition to providing for exemptions from income, property and municipal license taxes for a period of up to 10 years, it provides certain tax credits for qualifying investments in such projects.

         Caribbean Basin Initiative. In August, 1983, the President of the United States signed into law the Caribbean Basin Economic Recovery Act. The Tax Reform Act of 1986 amended Section 936 to allow Puerto Rico financial institutions to invest funds representing earnings accumulated under Section 936, in active business assets or development projects in a qualified Caribbean Basin country. As of December 1994, 167 projects under the Puerto Rico Caribbean Development Program have been promoted in fourteen Caribbean Basin countries, representing 36,115 jobs and over $1,989 million in loan commitments, of which $1,217 million of Section 936 funds have been disbursed.

         Debt Administration and Limitation. Public sector debt comprises bonds and notes of the Commonwealth and its municipalities and public corporations. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes is generally supported by the revenues of such corporations from charges for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

         Commonwealth Guaranteed Debt. Annual debt service on outstanding Commonwealth guaranteed bonds issued by Urban Renewal and Housing Corporation and assumed in fiscal year 1992 by Housing Bank and Finance Agency is $13,254,048 in the fiscal year ending September 30, 1996, which constitutes the maximum annual debt service on such bonds. The final maturity of such bonds is October 1, 2001. As of September 30, 1995, $74,755,000 of Commonwealth guaranteed bonds of Housing Bank and Finance Agency were outstanding. Annual debt service on Commonwealth guaranteed bonds of Public Buildings Authority is $114,777,000 in fiscal year ending June 30, 1996 with the final maturity on July 1, 2025. As of September 30, 1995, $1,335,611,000 of Commonwealth guaranteed bonds of Public Buildings Authority were outstanding. No payments under the Commonwealth guaranty have been required to date for bonds of Housing Bank and Finance Agency or Public Buildings Authority.

         As of September 30, 1995, $267,000,000 of Commonwealth guaranteed obligations of Government Development Bank were outstanding. No payments under the Commonwealth guaranty have been required for any obligations of Government Development Bank to date.

         Public Sector Debt. In Puerto Rico, many governmental or quasi-governmental functions are performed by public corporations. These are governmental entities of the Commonwealth created by the Legislature but with varying degrees of independence from the central government. Most public corporations obtain revenues from charges for services or products, but many are subsidized to some extent by the central governments. Capital improvements of most of the larger public corporations are financed by revenue bonds under trust notes of certain of the public corporations as of September 30, 1995. Debt of certain other public corporations is payable primarily from the Federal Government or is payable from sources other than Commonwealth appropriations or taxes or revenues of public corporations derived from services or products.

         Historically, the Commonwealth has maintained a fiscal policy which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that the debt. The Commonwealth has also sought opportunities to realize debt service savings by refunding outstanding debt with obligations bearing lower interest rates. Over fiscal years 1991 to 1995, public sector debt increased by 24.7% while gross product rose 24.4%. This slightly greater increase in the rate of public sector debt relative to the rate of increase in gross product over the subject period was principally the result of refinancing to achieve debt service savings. Short term debt outstanding relative to total debt was 7.7% as of September 30, 1995.

         Government Development Bank. The principal functions of Government Development Bank are to act as financial advisor to, and fiscal agent for, the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to make loans to private enterprises to aid in the economic development of Puerto Rico.

         As of September 30, 1995, $1,540,948,000 of bonds and notes of Government Development Bank were outstanding. Government Development Bank has loaned $1,901,578,894 to Commonwealth public corporations and municipalities. Act No. 12, approved May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of Government Development Bank, not exceeding $550,000,000, may be guaranteed by the Commonwealth, of which $267,000,000 were outstanding as of September 30, 1995. Government Development Bank has the following principal subsidiaries: Higher Education Assistance Corporation, Housing Finance Corporation, Tourism Development Fund, Development Fund, Capital Fund, and Public Finance Corporation.

FACTORS AFFECTING UTAH FUND

         General Economic Conditions. On January 4, 1896, the State became the forty-fifth state of the United States of America. Ranking eleventh among the states in total area, the State contains approximately 82,168 square miles. It ranges in elevation from a low of 2,500 feet above sea level in the south, to a high of 13,500 feet above sea level in the north. The State is located in an arid region (precipitation ranks as the forty-ninth lowest in the nation, ahead of Nevada) and in the center of the Rocky Mountain region with excellent access to major national and international markets. Home to deserts, plateaus, the Great Basin and the Rocky Mountains, the State is known for its scenic beauty and the diversity of its outdoor recreation areas. Approximately 20% of the State is national park and forest land, 42% is Bureau of Land Management land and 7% is State park land. Transportation infrastructure in the form of interstate highways, railroad lines, and an international airport is in place to provide efficient transportation for business and tourism.

         The population forecast for 1996 is 2,002,359 indicating continued growth. The 1995 estimate for Utah's population was approximately 1,959,025, a 2.2% increase. The U.S. Census Bureau estimates Utah was the third fastest growing state in the country. Net in-migrations were approximately 13,882 people in 1996. This is the sixth consecutive year Utah experienced strong net in-migrations. The State's population continues to be concentrated in the metropolitan area along the Wasatch mountains, with Salt Lake City as the hub. Growth in the rural areas has picked up in the last few years and between 1995 and 1996, almost every county in Utah experienced population increases. The State continues to face the challenge of bringing more economic development to the rural areas of the State.

         Utah's economy continues to experience sustained growth rates greater than that of the national economy. Employment growth, an important economic indicator, continues to look strong. Utah consistently ranked near the top of the nation in job growth. In 1996, Utah's job growth rate was 5.3%, or an additional 48,000 net new jobs, ranking second among all states. Utah's job growth rate has now equaled or exceeded 3.0% for nine consecutive years and exceeded 5% in four straight years. Projected job growth for 1997 is about 4.2%.

         The strength of the State's economy over the past several years has occurred at the same time that it has become more diversified. That is, the distribution of the State's employment has become less specialized across industries while the level of total employment has increased. The result of this restructuring in the midst of economic growth is that sectors in which the State's employment has been disproportionately concentrated in the past (such as the federal government and extractive industries) have lost in employment share, while sectors other than these (notably those affected by the expansion of tourism, computer software, financial services, and biomedical technologies) have increased in shares. The service industries continue to generate the largest number of jobs in the State. During 1996, services created 17,100 new jobs for a growth rate of over 7%. The major contributors to rapid expansion were the high-tech computer services, business services, engineering/management services, and personal/amusement services.

         In light of Utah's economic growth and positive financial position, the State continues to face many significant issues. The State must deal with the increased demand for services associated with this growth. Education, economic development, transportation, corrections, health, and human service needs continue to be the major demands on state resources.

         Budgetary Process. The Governor is required to submit a balanced budget to the Legislature for each fiscal year. The budget is required to describe, among other things, (I) a complete plan of proposed expenditures and estimated revenues for the ensuing year, (ii) the revenues and expenditures for the next preceding fiscal year, and (iii) current assets, liabilities and reserves, any surplus or deficit and the debts and funds of the State. The budget is required to include an itemized estimate of appropriations for payment and discharge of the principal and interest of the indebtedness of the State, among other things. Deficits or anticipated deficits must be included in the budget.

         The State Constitution requires that budgeted expenditures should not exceed estimated revenues and other sources of funding, including beginning fund balances. The Legislature authorizes expenditures in annual state "Appropriations Acts." The Acts also identify the sources of funding for budgeted expenditures. In the event actual revenues are insufficient to cover budgeted expenditures, the Governor must order budget reductions. Adjustments to the budget may be made throughout the year for changes in department revenues or fund revenues so that departments and funds will not end the fiscal year in a deficit positions.

         The State also has an appropriation limitation statute which limits the growth in state appropriations. The law provides three basic limitations. First, as population, personal income, and inflation increase, appropriations are allowed to increase only at the same relative rate. Second, it limits outstanding state general obligation debt to 20% of the appropriations limit. Third, it freezes the state-mandated property tax rate, which funds a portion of public education at the local level. These statutory limitations can be exceeded only if a fiscal emergency is declared and approved by more than two-thirds of both houses of the Legislature, or if approved by a vote of the people. However, the spending limit statute may be amended by a majority in both houses of the Legislature.

         The State was $7.4 million below the appropriation limitation for the fiscal year ended June 30, 1996. The State is currently below the fiscal year 1997 appropriation limitation by $15 million. Also, the State is currently $326 million below the debt limit established in the Constitution.

         Revenues and Expenditures. The General Fund is the principal fund from which appropriations are made for State operations. It is specifically maintained to account for all financial resources and transactions not accounted for in another fund. The General Fund receives all State sales taxes, which comprise the largest source of this Fund's revenues. Other principal sources of revenues include Federal contracts, grants and mineral lease payments, State department collections and miscellaneous licenses, fees and taxes.

         Each fund of the State maintains an equity position which is either restricted by state law, restricted by contract, or is unreserved and available for future appropriation. The equity position of the State's General Fund Uniform School Fund, and Transportation Fund are:

         The state ended fiscal year 1996 with a surplus in both the General and Uniform School Funds totaling $9.1 million. In addition, fiscal year 1997 revenue is expected to exceed original estimates by $13.8 million with the total General and Uniform School Fund at $2.8 billion. Other changes to available dollars amount to $1.9 million. Altogether, there are $24.8 million available. This allows the governor to recommend supplemental funding in fiscal year 1997 for needs that arose after the legislature met in 1996. The Governor is recommending $6.7 million in General and Uniform School Fund supplementals.

         The General Fund ending balance for fiscal year 1996 was $351,000, which is 97.7% less than the previous fiscal year. Approximately $126.2 million in the Uniform School Fund was reserved from fiscal year 1996 for fiscal year 1997, leaving a $0 ending balance in this fund at June 30, 1996. The balance in the Rainy Day Fund was $71.5 million.

         Actual revenue collections for the General Fund in fiscal year 1996 were $1.34 billion. Of this amount, 86.8% or $1.162 billion came from the sales and use tax. Sales and use tax revenue increased 10.2% from the previous fiscal year. Retail sales were estimated to have increased 11.8% in 1996, but are projected to slow to 6.3% in 1997.

         Actual revenue collections in the Uniform School Fund was $1.33 billion. Of this amount, approximately $1.14 billion or 85.8% was generated from the individual income tax, an increase of 11% from fiscal year 1995. Revenue in the Transportation Fund for fiscal year 1996 totaled $261 million, with 64% or $163 million represented by the motor fuel tax which showed a 4.8% increase.

         Expenditures in the General and Uniform School Funds for fiscal year 1996 totaled $2.595 billion. Prior to the lapsing of $14.1 million into these Funds, the total appropriations were $2.609 billion. The majority of the spending is toward public education, which consisted of 48% or $1.25 billion of total expenditures. Higher education received $425 million or 16.2%. Corrections appropriations amounted to 5.9% or $155 million, and human services were 5.5% or $142 million of total appropriations.

         Debt service appropriations from General and Uniform School Funds totaled $77 million in fiscal year 1996 and are expected to increase to $81.5 million for fiscal year 1997. Appropriations for the Capital Budget in these Funds were $72.4 million in fiscal year 1996 but are estimated to increase to $209.1 million in fiscal year 1997. Total capital budget for all funds for fiscal year 1996 was $388.3 million and total debt service was $94.4 million.

         Debt Administration and Limitation. Utah's Constitution limits the State to a total general obligation debt not to exceed, in the aggregate any one time, an amount equal to 1.5% of the value of the taxable property of the State, as shown by the last assessment for state purposes. The estimated fiscal year 1998 appropriation limit of $3.25 billion equates to an outstanding general obligation debt limit of $650 million. Revenue bonds and certificates of participation issued by the State are legally excluded from the debt limitations.

         During fiscal year 1995, the State issued $95 million in general obligation bonds and $31 million in lease revenue bonds for construction and renovation of various capital facilities. Shortly after fiscal year end, the State issued general obligation bonds totaling $45 million for buildings construction and purchases. The State also issued $93 million in lease revenue bonds on August 15, 1995, to be used to purchase and construct state buildings. The State is authorized to issue an additional $15 million in general obligation bonds for construction and renovation of various capital facilities. The bonds are not likely to be issued before July 1996.

         The State issued $8.4 million in water revenue refunding notes on October 4, 1995. The note proceeds and original bond reserve funds were used to defease the 1989 Revolving Loan Recapitalization Program Revenue Bond of $7.7 million. The notes also provided an additional $2 million in capital for revolving water loan programs.

         As of June 30, 1995, the State's total general obligation debt outstanding was $431 million, leaving available to the Sate $725 million of additional general obligation borrowing capacity. As of October 31, 1995, the outstanding debt was $413 million, with a remaining constitutional limit of $743 million. A statutory debt limit is established in the Utah Code Annotated. It sets the maximum general obligation bonding authority at 20% of the appropriation limitation. The estimated fiscal year 1998 appropriation limit of $3.25 billion equates to an outstanding general obligation debt limit of $650 million. This amount, less approximately $297 million in outstanding debt and $27 million in authorized but unissued debt, leaves a general obligation borrowing capacity of $326 million in fiscal year 1998.

         In fiscal year 1996, $44.33 million general obligation bonds were authorized and another $31 million are authorized for fiscal year 1997. Lease-purchase/revenue bond projects authorized for fiscal year 1997 are at $50.6 million.

         Funding for debt service on the State's general obligation bonds is usually appropriated from the General Fund and transferred to the various bond sinking funds within the Debt Service Fund. All State general obligation bond and certain revenue bond principal and interest payments are made from individual sinking funds within the Debt Service Fund. Investment earnings on moneys held in the sinking funds (except as may be required by the proceedings authorizing the issuance of particular series of bonds), transfers from the General Fund or Special Revenue Funds and certain pledged revenues are the only sources of funding for this fund.

         The outstanding general obligation bonds of the State were rated "Aaa by Moody's, "AAA" by Standard & Poor's, and "AAA" by Fitch as of July 1, 1995.

FACTORS AFFECTING WASHINGTON FUND

         General Economic Conditions. The state of Washington was created by an enabling act of Congress in 1889. The state is located on the Pacific Coast in the northwestern corner of the continental United States. Washington comprises 68,139 square miles. On the west side of the state, high mountains rise above coastal waters. The mild moist climate in western Washington makes this region excellent for dairy farming and the production of flower bulbs. The forests of the Olympic Peninsula are among the rainiest places in the world. Washington's location makes it a gateway for land, sea, and air travel to Alaska and the Pacific Rim countries. Its coastline has hundreds of bays and inlets that make excellent harbors. East of the Cascade Mountain Range, farmers raise livestock and wheat on large ranches. Washington leads the nation in apple production and the state produces large amounts of lumber, pulp, paper, and other wood products.

         The State's population reached an estimated 5,516,800 in 1996, with an annual growth rate of approximately 2% despite slower economic growth since 1990. In fiscal year 1995, Washington's population growth remained relatively strong, with an estimated net migration of 57,400 people between April 1, 1994 and April 1, 1995. This was only slightly higher than the 55,700 increase recorded in the previous fiscal year, but still substantially above the 30-year historical average of approximately 40,000 net migrants per year. Net migration between 1996 and 1997 is forecast at 55,800.

         The City of Seattle, located in northwestern Washington, is the largest city in the Pacific Northwest and serves as the King County seat. King County and the adjacent counties to the north, Snohomish and Island Counties, comprise the Seattle Primary Metropolitan Statistical Area ("PMSA"), which is the fourth largest metropolitan center on the Pacific Coast and biggest single component of the State's economy. The population in Seattle declined gradually to 488,200 in 1986 and since that time has increased to 531,400 in 1994. The percent of State residents living east of the Cascades, which had remained stable at 25% throughout the 1970's, declined to nearly 20% by 1990. Since 1990 the pace of growth picked up in several eastern cities, including Spokane, as growth began to slow in the Puget Sound area.

         The economic base of the State includes manufacturing and service industries as well as agricultural and timber production. As the State's largest employer, the Boeing Company, is preeminent in aircraft manufacture and is headquartered in Seattle. Boeing exerts a significant impact on overall State production, employment and labor earnings. After six years of downsizing, Boeing increased its work force by 3,800 employees in the last two quarters of fiscal year 1996, with plans to hire 10,000 more by the end of calendar year 1996. This marked a dramatic turn-around for the state's aerospace industry, which lost a total of 25,000 jobs between the first quarter of 1993 and the second quarter of 1996. While the primary activity of Boeing is the manufacture of commercial aircraft, Boeing has played leading roles in aerospace and military missile programs for the United States and has undertaken a broad program of diversification activities including Boeing Information and Support Services. In 1995, Boeing had $19.515 billion in sales and net earnings of $329 million, and a backlog of orders totaling $72.3 billion. While Boeing has dominated manufacturing employment, other manufacturers have experienced growth, thus reducing Boeing's percentage of total manufacturing jobs in the State. The most significant growth in manufacturing jobs, exclusive of aerospace, has occurred in high technology-based companies.

         The highest employment growth in the State between 1981 and the present occurred in the services sector, although rate of growth has shown small but consistent decline since 1990 from 7% to 3.5% forecast for 1994. As the business, legal, and financial center of the State, Seattle ranks ninth in the country in the number of downtown hotel rooms. The Washington State Convention and Trade Center, occupying 370,000 square feet at an investment of $152 million opened in June 1988. The convention facility has the capacity for events involving as many as 11,000 people. The State's natural attractions include the Olympic and Cascade Mountain Ranges, Mt. Rainier, Mt. St. Helens National Volcanic Monument, Puget Sound and the ocean beaches. Tourists also enjoy the State's wineries. Seven of the ten largest wine producers in the Pacific Northwest are located in the State.

         Natural forests cover more than 40% of the State's land area. Forest products rank second behind aerospace in value of total production. Approximately 2.6% of non-farm employment is in the forest products industry, with The Weyerhaeuser Company being the largest employer. Productivity in the State's forest products industry increased steadily from 1980 to 1990; however, since 1991 recessionary influences have resulted in a production decline. Yet, in 1994, the industry employed more than 58,000 people and produced approximately $11.0 billion worth of products. A continued decline in overall production during the next few years is expected due to federally imposed limitations on the harvest of old-growth timber and the inability to maintain the recent record levels of production increases. Although continued decline in unemployment may be anticipated in certain regions, the impact is not expected to significantly affect the State's overall economic performance.

         Agriculture, combined with food processing, is the State's most important industry. The State's major products, wheat, milk, apples and cattle, comprise 55% of total production. Washington's food processing industries employed approximately 40,000 workers at more than 750 plants in 1994, generating products worth nearly $8 billion annually. Growth in agricultural production, including potatoes and hay, was an integral factor in the State's economic growth in the late 1980's and early 1990's.

         On a combined basis, employment in the government sector represents approximately 19% of all wage and salary employment in the State. Seattle is the regional headquarters of a number of federal government agencies, and the State receives an above-average share of defense expenditures. Major federal installations include Navy bases at Bremerton, Whidbey Island and Bangor; Everett is the site of a new Naval home port; an Air Force base (McChord) and an Army base (Fort Lewis) are located in the Tacoma area. As part of the President's plan to reduce the federal deficit, the Secretary of Defense has proposed spending cuts that would include the Puget Sound Naval Shipyard and the Bangor Trident Submarine Base in Kitsap County. None of the military installations in the State are included among those bases proposed for closure in 1995. Recent declines of naval and civilian personnel in Kitsap County have been offset by increases in army personnel in Pierce County. During 1994, Army unit reassignments to Fort Lewis from Europe and parts of the United States increased troop strength by more than 5,000. At present no major additions or reductions to troop strength at Fort Lewis have been made. The long term outlook is for relative stability.

         Budgetary Process. The Governor is required to submit a budget to the state Legislature no later than December 20 of the year preceding odd-numbered year sessions of the Legislature. The budget is a proposal for expenditures in the ensuing biennial period based upon anticipated revenues from the sources and rates existing by law at the time of submission of the budget. The appropriated budget and any necessary supplemental budgets are legally required to be adopted through the passage of biennial appropriation bills by the Legislature and approved by the Governor. Biennial operating appropriations are generally made at the fund/account and agency level, however, in a few cases, biennial appropriations are made at the fund/account and agency/program level. Biennial capital appropriations are generally made at the fund/account, agency, and project level.

         Biennial legislative appropriations are strict legal limits on expenditures/expenses, and over expenditures are prohibited. All appropriated and non-appropriated/allotted funds are further controlled by the executive branch through the allotment process. This process allocates the expenditure/expense plan into monthly allotments by program, source of funds, and object of expenditures. According to statutes, except under limited circumstances, the original biennial allotments are approved by the Governor and may be revised only at the beginning of the second year of the biennium and must be initiated by the Governor.

         Proprietary funds earn revenues and incur expenses not covered by the allotment process. Budget estimates are generally made outside the allotment process according to prepared business plans. These proprietary fund business plan estimates are adjusted only at the beginning of each fiscal year.

         Additional fiscal control is exercised through various means. OFM is authorized to make expenditure/expenses allotments based on availability of unanticipated receipts, mainly federal government grant increases made during a fiscal year. State law does not preclude the over expenditure of allotments although, the statute requires that the Legislature be provided an explanation of major variances.

         Revenues and Expenditures. The General Fund accounts for all general government financial resources and expenditures not required to be accounted for in other funds. For the 1993-1995 biennium, revenues in the General Fund increased 11.5%. Based on the November 1996 forecast by the ERFC, General Fund-State revenues for the 1995-1997 Biennium are forecast to be about $18.3 billion, an increase of 6.2% over the previous biennium in nominal terms. In real terms and on a constant rate and base, the revenue growth will be about 5.1%. Tax changes enacted during the 1995 legislative session reduced revenues for the 1995-1997 Biennium by $228 million; additional changes during the 1996 legislative session and the special session further reduced revenues for the 1995- 1997 Biennium by $175 million. Without these legislative reductions, the revenue growth for the 1995-1997 Biennium would have been 10%.

         Governmental activities are accounted for in four governmental fund types: the general, special revenue, debt service, and capital projects funds. Revenues for all governmental funds are estimated to total $37.97 billion for the 1995-97 biennium. This represents an increase of 5.9% over revenue for the previous biennium. Taxes, the largest source of governmental revenue, are expected to produce 55% of revenues. This percentage is a slight increase from the previous biennium and is attributable to growth in the state's population and personal income during the current biennium which increased retail sales and use tax collections by $434 million or 5.3%. Also, during the current biennium, the federal government grants-in-aid is expected to increase by $397 million or 5%. However, Washington is expected to lose $618.9 million in federal funding in the 1997-99 biennium due to federal cost cutting measures signed into law in August 1996. Of this amount, $474 million are in programs outside of the current state budget. Yet, many of these reductions are expected to have a significant impact on the state budget.

         Claims and judgments payable is materially comprised of three activities: workers' compensation, risk management, and state employees' insurance. The Workers' Compensation Fund, an enterprise fund, establishes a liability for both reported and incurred but not reported insured events, which includes estimates of both future payments of losses and related claim adjustment expenses. At June 30, 1995, $23.4 billion of unpaid claims and claim adjustment expenses are presented at their net present value of $10.4 billions. The $10.4 billion claims and claim adjustment liabilities as of June 30, 1995, includes $4.7 billion for supplemental pension cost of living adjustments (COLA) that by statute are not to be fully funded. The remaining $5.7 billion in claims liabilities is fully funded by $6.7 billion in assets, including $6.2 billion of long-term investments, held for payment of the claims.

         The Risk Management Fund, an internal service fund, reports claims and judgment liabilities when it becomes probable that a loss has occurred and the amount of that loss can be reasonably estimated. The state and its component public authorities are defendants in a significant number of lawsuits pertaining to property and casualty matters. As of June 30, 1995, outstanding and actuarially determined claims against the state and its public authorities were $113.8 million for which the state has recorded a liability. At June 30, 1995, the Risk Management Fund held $69.3 million in cash equivalents designated for payment of these claims. Of this amount, $52.6 million has been accumulated under the state's Self Insurance Liability Program initiated in 1990. This Self Insurance Liability Program is intended to provide funds for the payment of all claims resulting from accidents after June 30, 1990. The state is restricted by law from accumulating funds in the Self Insurance Liability Program in excess of 50% of total outstanding and actuarially determined claims. Current projections indicate that the state will reach this limit by June 30, 1996.

         The State Employees' Insurance Fund, an internal service fund, establishes a liability when it becomes probable that a loss has occurred and the amount of that loss can be reasonably estimated. Liabilities include an actuarially determined amount for claims that have been incurred but not reported. Because actual claims liabilities depend on various complex factors, the process used in computing claims liabilities does not necessarily result in an exact amount. At June 30, 1995, the state held $31.1 million in investments designated for payment of state employees' insurance claims.

         Debt Administration. The State Constitution and enabling statutes authorize the incurrence of state general obligation debt, to which the state's full faith, credit, and taxing power are pledged, either by the Legislature or by a body designated by statute (presently the State Finance Committee). Bonds payable at June 30, 1995 consisted of bonds issued by the state of Washington and accounted for in the General Long-Term Obligations Account Group, and certain state agency bonds accounted for in proprietary funds. During Fiscal Year 1995, the state of Washington maintained its "AA" rating from Fitch Investors Service and Standard & Poor's Corporation, and its "Aa" rating from Moody's Investors Service.

         General Obligation Bonds. General obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of capital facilities for public and common schools, higher education, public and mental health, corrections, conservation, and maintenance and construction of highways, roads, and bridges. The state also issued bonds for assistance to municipalities for construction of water and sewage treatment facilities and corrections facilities. Additionally, bonds are authorized and issued to provide for the advance refunding of general obligation bonds outstanding.

         Zero Interest Rate General Obligation Bonds. Zero interest rate general obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of public administrative buildings and facilities, and capital facilities for public and common schools and higher education. Total debt service (principal and interest) requirements for zero interest rate general obligation bonds to maturity as of June 30, 1995 was approximately $492 million. As of June 30, 1995, zero interest rate general obligation bonds outstanding totaled $208 million while bonds authorized but unissued equaled zero.

         Limited Obligation Bond. Limited obligation bonds have been authorized and issued to provide funds for public school plant facilities; state, county, and city arterials; and state capital buildings and facilities. These bonds are payable primarily from dedicated revenue of the state's motor vehicle fuel excise tax and other miscellaneous dedicated revenue generated from assets such as harbors and tidelands, park, and land grants. Total debt service (principal and interest) requirements for limited obligation bonds to maturity at June 30, 1995 was approximately $8.1 million. As of November 30, 1996, limited obligation bonds outstanding totaled $4.2 million while bonds authorized but unissued equaled zero.

         Revenue Bonds. Current state statutes empower certain state agencies to issue bonds that are not supported, or are not intended to be supported, by the full faith and credit of the state. These bonds pledge income derived from acquired or constructed assets for retirement of the debt and payment of the related interest. Revenue bonds issued by individual agencies are supported by fees, rentals, and tolls assessed to users. Primary issuing agencies are the State's Public Universities and various Community Colleges. Total debt service (principal and interest) for revenue bonds to maturity at June 30, 1995 was approximately $310 million. As of June 30, 1995, revenue bonds outstanding totaled $162 million while bonds authorized but unissued equaled zero.

         Certificates of Participation. The office of the State Treasurer continued its administration of the state certificates of participation program ("COPs")which has been in existence since Fiscal Year 1990. This program enables state agencies to finance the acquisition of real and personal property at tax exempt interest rates realizing substantial savings over vendor financing. The state's publicly-offered equipment certificates of participation have been rated "A" by both rating agencies which rely on the centralized oversight of the State Treasurer and the Office of Financial Management as a strong credit element in the rating. In the real estate component of the financing program, certain projects have been rated "A1" by Moody's Investors Service as a reflection of their essentialness to state government operations. As of June 30, 1995, there were outstanding $193 million in certificates of participation. Underlying this amount were agency certificates originating from 73 agencies amounting to $178.5 million with the balance on deposit with the trustee either for use in the program (unissued proceeds) or to satisfy reserve requirements. These programs are currently funded using a combination of publicly offered securities and bank financial services master installment agreements.

FACTORS AFFECTING WISCONSIN FUND

         General Economic Conditions. Wisconsin provides a full range of services which include education, health and social services, transportation, law, justice, public safety, recreation and resource development, public improvements and general administrative services. The State's economy remains strong. Unemployment fell to 3.5% for all of 1996, the lowest rate since 1969. This is well below the national rate of 5.4% and is estimated to be the fifth lowest unemployment rate in the country. Manufacturing jobs in 1996 reached 599,900, eclipsing the old mark of 591,000 set in 1979. The strongest growth occurred in the service sector, increasing by 14,900 jobs to a total 645,600. Total non-farm employment increased to 2,586,200, setting a new record. However, in 1996, Wisconsin's jobs increased 1.2% which is much lower than the 2.6% growth in 1995 and the 2.0% growth nationally. Looking ahead, strong gains in employment will be more difficult. Employment growth is expected to remain at 1.2% in 1997 and rise slightly to 1.6% in 1998. Manufacturing employment growth is expected to dip into negative territory briefly in 1997, but then resume growth near 1% for 1998 and 1999. That will again place manufacturing employment growth in Wisconsin nearly 1% above the national average. The strongest gains in employment will be trade and services.

         Wisconsin's personal income growth will be affected by the slowdown in employment growth. Personal income increased 6.1% in 1995. However, the slowdown in job growth will restrain income gains to increases below the rest of the country for 1996, 4.9%. In 1997 and 1998, income gains should match the pace of national income growth, about 4.8%.

         In 1995, the State continued its efforts to expand existing State business and attract new businesses to Wisconsin. In 1995, $11.4 million was awarded in grants and loans from the Wisconsin Development Fund for major economic development projects, customized labor training and technology development. In addition, the State operates a variety of programs that target minority business development, development zones and community-based economic development. For the 1997-99 biennium, the Governor recommended $4 million be provided to the Wisconsin Development Reserve Fund to support guarantees for private bank loans of up to $500,000 for land redevelopment. The State expended $8.2 million in 1995 to market Wisconsin as a tourism destination. In Calendar Year 1994, the tourism industry created directly and indirectly 147,149 jobs and $5.6 billion in expenditures. For the 1997-99 biennium, the Governor recommended maintaining tourism promotion funding at $7.7 million annually.

         Wisconsin's Clean Water Fund program provides financial assistance to municipalities for the planning, design and construction of pollution abatement facilities - primarily for wastewater treatment. Funding is provided from the federal state revolving fund grant authorized through the Water Quality Act, and through four State programs backed by State revenue and general obligation bonds. In fiscal year 1995, the Clean Water Fund reached agreements with municipalities amounting to $116.7 million, bringing the total amount of loans and grants awarded by the program to $761.7 million since its inception in 1991. For fiscal years 1997-99, the Governor recommended $20 million be authorized in the Clean Water Fund for subsidized loans to municipalities along with $43,800 to support loan-processing activities.

         Welfare reform initiatives moved forward in Wisconsin in fiscal year 1995 with the implementation of the Parental and Family Responsibility program and the Two-Tier Demonstration project, each in four counties on July 1, 1994. In addition, the Work Not Welfare initiative, one of the first programs in the nation to test time-limited benefits, began in January 1995 in two counties. On April 25, 1996, "Wisconsin Works" was enacted into law as an effort to make people more self-sufficient by making beneficial changes for child care, AFDC families, and increasing grant amounts for subsidized employment. As a result of ongoing welfare reform efforts and a strong economy the AFDC caseload dropped from approximately 68,000 in October 1995 to approximately 48,000 in October 1996, a reduction of almost 30% and the lowest level since the early 1980's.

         In fiscal year 1995, the legislature and Governor acted to fulfill their commitment to increase the State's share of school costs to 66.7% in fiscal year 1997. To facilitate reaching this goal, $171 million was added to the $103 million fiscal year 1995 school aid increase originally approved in the 1993-95 biennial budget, bringing the total fiscal year 1995 State school aid increase to $274 million. This $274 million increase is the largest dollar increase in school aid in the State's history and resulted in a statewide 1994 school property tax increase of only 0.3%, the smallest levy increase since 1973. Full implementation of the two-thirds State funding commitment in Fiscal Year 1997 will result in the largest reduction in the school property tax levy in the State's history. The Governor recommended increases in direct school aids of $204.3 million in fiscal year 1998 and $94.2 million in fiscal year 1999.

         Budgetary Process. The State Constitution requires the Legislature to enact a balanced budget. The State's fiscal year runs from July 1 through June 30 of the following year. State law establishes procedures for the budget's enactment. The Secretary of Administration, under the direction of the Governor, compiles all budget information and prepares an executive budget consisting of the planned operating expenditures and revenues of all State agencies. The Department of Revenue furnishes forecasts of tax revenues to the Department of Administration. The budget is submitted to the Legislature on or about February 15 of each odd-numbered year. Upon concurrence by both houses of the Legislature in the appropriations and revenue measures embodied in the budget bill, the entire bill is submitted to the Governor. The Governor is empowered to sign the bill into law or to veto all or part of the bill. If the Governor vetoes any portions, those items may be reconsidered in accordance with the rules of each house and, if approved by two-thirds of the members of each house, will become law notwithstanding the Governor's veto. In the event that a budget is not in effect at the start of a fiscal year, the prior year's budget serves as the budget until such time a new one is enacted.

         State law prohibits the enactment of legislation which would cause the estimated General Fund balance to be less than 1% of the general purpose revenue appropriations for that fiscal year. For the 1995-1996 fiscal year and 1996-1997 fiscal year, the statutorily required reserves are $83 million and $92 million respectively. The effect of the State law provision is to divide the year-ending General Fund balance into two components: the statutorily required reserve and the amount above such reserve.

         The Statutes provide that if, following the enactment of the budget, the Secretary of Administration determines that budgeted expenditures will exceed revenues by more than one-half of one percent of general purpose revenues, no action can be taken regarding approval of expenditure estimates. Further, the Secretary of Administration must notify the Governor, the Legislature and its Joint Committee on Finance, and the Governor must submit a bill correcting the imbalance. If the Legislature is not in session, the Governor must call a special session to take up the matter.

         The Secretary of Administration also has statutory power to order reductions in the appropriations of state agencies (which represent less than one-third of the General Fund budget). The Secretary of Administration may also temporarily reallocate free balances of certain funds to other funds which have insufficient balances and, further, may prorate or defer certain payments in the event current or projected balances are insufficient to meet current obligations. In such an event, the Department of Administration may also request the issuance of operating notes by the Building Commission.

         The 1995-1997 State budget provides for a reorganization of State government that occurs between July 29, 1995 and July 1, 1996. This reorganization is intended to improve accountability, consolidate similar functions, provide a better framework to administer policy changes and improve government efficiency and effectiveness. The reorganization creates two departments. The Department of Tourism initiates operations on January 1, 1996, and will perform various duties previously conducted within parts of the Department of Development and Department of Natural Resources. The Department of Financial Institutions commences operations on July 1, 1996 and will perform duties currently conducted within the Offices of the Commissioners of Banking, Savings and Loan, Securities, and Credit Unions.

         This reorganization renames the Department of Public Instruction the Department of Education and transfers revised duties of the State Superintendent of Public Instruction to the new Office of the State Superintendent of Public Instruction. These actions were to go into effect on January 1, 1996; however, the State Supreme Court issued a temporary injunction on December 27, 1995 that delays the renaming of the Department of Public Instruction and transfer of revised duties of the State Superintendent of Public Instruction. Effective July 1, 1996, this reorganization also renames other State Departments and includes other components for reorganization in eight other functions groupings as well.

         Revenues and Expenditures. The State has an extremely diverse revenue-raising structure. Approximately forty-four percent of the total revenue is derived from the various taxes levied by the State. The remainder comes from the federal government and from various kinds of fees, licenses, permits and service charges paid by users of specific services, privileges or facilities.

         State expenditures are categorized under eight functional categories and three distinct types of expenditures within each. The eight functional categories are: Commerce, Education, Environmental Resources, Human Relations and Resources, General Executive, Judicial, Legislative, and General Appropriations.

         As of June 30, 1995, the State ended the fiscal year on a statutory and unaudited basis with an unreserved, undesignated balance of $401 million. On an all-funds basis, the total amount available was $23.319 billion consisting of
(I) a beginning balance of $235 million, (ii) tax revenues of $8.577 billion and
(iii) nontax revenues of $14.507 billion. Total disbursements and reserves were $22.918 billion, resulting in the balance stated previously. On a general-fund basis the total amount available was $13.495 billion consisting of (I) the same beginning balance, (ii) tax revenues of $7.816 billion and (iii) nontax revenues of $5.444 billion. Total disbursements and reserves were approximately $13.94 billion, resulting in the same balance as described on an all-fund basis.

         For fiscal year ending June 30, 1996, the budget on an all-funds basis projects a balance of $442 million. Total available revenues are estimated to be $20.686 billion consisting of (I) a beginning balance of $337 million, (ii) tax revenues of $8.218 billion and (iii) nontax revenues of $12.131 billion. Total disbursements and reserves are estimated to be $20.327 billion, consisting of net disbursements of $20.187 billion and reserves of $140 million. This results in an estimated balance of $359 million which, when combined with statutorily required balance of $83 million, results in a balance at June 30, 1996 of $442 million.

         For fiscal year 1997, total tax revenue is estimated at $8,688.5 million and total revenue in the general fund is estimated at $9,407.5 million. After expenditures of $9,264.8 million, the general fund is expected to have an ending balance of $142.7 million.

         Since 1984 the State has issued operating notes each year in anticipation of cash-flow imbalances, primarily experienced in November and December. These operating notes eliminated the need to prorate or defer large local assistance payments or to reallocate balances in other State funds. The 1997-99 budget assumes issuing operating notes of approximately $500 million in fiscal year 1998 and $750 million in fiscal year 1999. As a percent of total appropriations, the size of the operating notes will be within the range of notes issued in past years. Operating notes are not general obligations of the State and are not on a parity with State general obligations.

         The Dane County Circuit Court has specified the remedies resulting form its 1991 decision regarding the source of payment for certain additional pension amounts. One part of the remedy required a lump-sum payment from the General Fund to the Employee Trust Fund to be made by August 1994. The payment is estimated to be $95.3 million. In addition, the State is expected to incur other costs of about $0.5 million to implement the remedy and an amount yet to be determined to pay plaintiffs' attorneys fees. The monetary remedy has been stayed by the Dane Count Circuit Court pending entry of a final, nonappealable judgment. All parties have filed appeals or crossappeals. It is possible that the amount of the remedy may be increased or decreased, perhaps substantially, or eliminated. The 1995-1996 and 1996-1997 budgets do not specifically provide for this payment.

         Debt Administration and Limitation. At the inception of statehood, constitutional limitations severely restricted the issuance of direct State debt. Prior to 1969, independent nonstock, nonprofit corporations were established to issue debt on behalf of the State. In April 1969, the voters of the State, by referendum, adopted an amendment to the Constitution that authorized the State to borrow money directly and simultaneously terminated the use of the corporations for financing State construction. Legislation that established specific implementation powers was subsequently passed in December 1969, whereupon the State first issued general obligation bonds. To date, the Legislature has authorized the issuance of general obligations for 59 distinct purposes and has limited the amount of general obligations which may be issued for each purpose. The purposes for which State general obligations may be issued are set forth in the Wisconsin Constitution, which provides the basis for the State's general obligation borrowing program. It permits three types of borrowing: (1) to acquire, construct, develop, extend, enlarge or improve land, waters, property, highways, railways, buildings, equipment or facilities for public purposes; (2) make funds available for veterans housing loans; and, (3) fund or refund any outstanding State general obligations. There is no constitutional requirement that the issuance of general obligations receive the direct approval of the electorate.

         The Wisconsin Constitution and State Statutes limits the amount of debt the State can contract in total and in any calendar year. In total, debt cannot exceed five percent of the value of all taxable property in the State. The amount of debt contracted in any calendar year is limited to the lesser of three-quarters of one percent of aggregate value of taxable property or 5 percent of aggregate value of taxable property less net indebtedness at January
1. Currently, the annual limit is $1,511,535,818 and the cumulative debt limits is $10,076,905,450 (of which the amount available is 46,832,826,001). The lesser amount is $1,511,535,818. A refunding bond issue is not taken into account for purposes of the annual debt limit, and a refunded bond issue is not taken into account for purposes of the cumulative debt limits. Interest scheduled to accrue on any obligation that is not payable during the current fiscal year is treated as debt and taken into account for purposes of the debt limitations.

         The $158,080,000 State of Wisconsin General Obligation Bonds of 1996, Series A, are the State's first publicly offered general obligation bond issue in 1996. Currently authorized but unissued general obligation bonding authority for general purpose revenue supported programs amounts to $980.4 million. This authorized/unissued bond authority breaks down to $514.0 million for building programs and $466.4 million for environmental programs. The State anticipates several competitive sales of general obligations for governmental purposes. The State anticipates the competitive sale of at least one general obligation issue for the veterans housing loan program and several private sales of general obligations for the Clean Water Fund program. The amounts will be based on cash needs and market conditions. The state's most recent long-term 20-year general obligation bond issue sold at a true interest cost rate of 5.56%. The State is currently considering a general obligation refunding issue which the State would undertake to achieve debt service savings. The size of this transaction is estimated to be $75- $125 million.

         Although all general obligation bonds and notes issued by the State are supported by its full faith, credit and taxing power, a substantial amount of the indebtedness of the State is issued with the expectation that debt service payments will not impose a direct burden on the State's taxpayers and its general revenue sources. Similarly, a portion of the indebtedness issued by nonstock, nonprofit corporations on behalf of the State prior to 1970 and backed by lease-rental obligations of various State agencies was issued with the expectation that the rental obligations of the State would not be discharged from General Fund revenues. At June 30, 1995, State of Wisconsin bonds had a rating of Aa from Moody's Investors Services and a rating of AA from Standard and Poor's Corporation.

                                    INSURANCE

         Voyageur anticipates that substantially all of the insured Tax-Exempt Obligations in each Insured Fund's investment portfolio will be covered by either Primary Insurance or Secondary Market Insurance. However, as a non-fundamental policy, the Insured Funds must obtain Portfolio Insurance on all Tax-Exempt Obligations requiring insurance that are not covered by either Primary Insurance or Secondary Market Insurance. Both Primary Insurance and Secondary Market Insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business. Premiums for Portfolio Insurance, if any, would be paid from Fund assets and would reduce the current yield on its investment portfolio by the amount of such premiums.

         Because Portfolio Insurance coverage terminates upon the sale of an insured security from a Fund's portfolio, such insurance does not have an effect on the resale value of the security. Therefore, unless a Fund elects to purchase Secondary Market Insurance with respect to such securities or such securities are already covered by Primary Insurance, it generally will retain any such securities insured by Portfolio Insurance which are in default or in significant risk of default, and will place a value on the insurance equal to the difference between the market value of the defaulted security and the market value of similar securities which are not in default.

         The Insured Funds are authorized to obtain Portfolio Insurance from insurers that have obtained a claims-paying ability rating of "AAA" from S&P or "Aaa" (or a short-term rating of "MIG-1") from Moody's, including AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC") and Financial Security Assurance, Inc. ("FSA").

         A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time.

         An insurance claims-paying ability rating by Moody's or S&P does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

         The assignment of ratings by Moody's or S&P to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurance claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

         Each of AMBAC, MBIA, FGIC, and FSA has a insurance claims-paying ability rating of Aaa from Moody's and AAA from S&P.

         AMBAC has received a letter ruling from the Internal Revenue Service which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC to municipal bond funds substantially similar to the Insured Tax Free Funds, under policy provisions substantially identical to those contained in its municipal bond insurance policy, will excludable from federal gross income under Section 103(a) of the Internal Revenue Code.

         As of December 31, 1995, the total admitted assets (unaudited) of AMBAC were approximately $3.8 billion with statutory capital (unaudited) of approximately $1.2 billion. Statutory capital consists of the AMBAC's statutory contingency reserve and policyholders' surplus.

         As of December 31, 1995, the total admitted assets (unaudited) of MBIA were approximately $2.4 billion with total liabilities (unaudited) of approximately $2.2 billion and total capital and surplus (unaudited) of approximately $860 million.

         As of December 31, 1995, the total admitted assets (unaudited) of FGIC were approximately 2.2 billion total capital and surplus (unaudited) approximately $1.3 billion.

         As of December 31, 1995, admitted assets (unaudited) of FSA were approximately $1 billion with statutory capital (unaudited) of approximately $644 million.

         None of AMBAC, MBIA, FGIC and FSA or any associate thereof, has any material business relationship, direct or indirect, with the Funds.

         AMBAC, MBIA, FGIC and FSA are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation however, is not a guarantee that any of AMBAC, MBIA, FGIC and FSA will be able to perform on its contractual insurance in the event a claim should be made thereunder at some time in the future.

         The information relating to AMBAC, MBIA, FGIC and FSA set forth above, including the financial information, has been furnished by such corporations or has been obtained from publicly available sources. Financial information with respect to AMBAC, MBIA, FGIC and FSA appears in reports filed by AMBAC, MBIA, FGIC and FSA with insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information with respect to AMBAC, MBIA, FGIC and FSA or as to the absence of material adverse changes in such information subsequent to the date thereof.


                BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

         The Board members and officers of the Funds, their position with the Funds and their principal occupations during the past five years are set forth below. In addition to the occupations set forth below, the Directors and officers also serve as directors and trustees or officers of various other closed-end and open-end investment companies managed by Voyageur.

                                                          PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE                  POSITION          PAST FIVE YEARS AND OTHER AFFILIATIONS
----------------------                  --------          --------------------------------------
Clarence G. Frame, 78                   Director          Of counsel, Briggs & Morgan law firm.  Mr. Frame
First National Bank Building,                             currently serves on the board of directors of Tosco
W-875                                                     Corporation (an oil refining and marketing company),
332 Minnesota Street                                      Milwaukee Land Company, and Independence
One St. Paul, Minnesota 55101                             Mutual Funds.

Richard F. McNamara, 63                 Director          Chief Executive Officer of Activar, Inc., a
7808 Creekridge Circle #200                               Minneapolis-based holding company consisting of
Minneapolis, Minnesota 55439                              seventeen companies in industrial plastics, sheet metal,
                                                          automotive aftermarket, construction supply, electronics
                                                          and financial services, since 1966.  Mr. McNamara
                                                          currently serves on the board of directors of Rimage
                                                          (electronics manufacturing) and Interbank.

Thomas F. Madison, 60                   Director          President and CEO of MLM Partners, Inc. since
200 South Fifth Street                                    January 1993; previously, Vice Chairman--Office of
Suite 2100                                                the CEO, The Minnesota Mutual Life Insurance
Minneapolis, Minnesota 55402                              Company from February to September 1994; President of
                                                          U.S. WEST Communications--Markets from 1988 to
                                                          1993.  Mr. Madison currently serves on the board of
                                                          directors of Valmont Industries, Inc. (metal
                                                          manufacturing), Eltrax Systems, Inc. (data
                                                          communications integration), Minnegasco, Span Link
                                                          Communications (software), ACI Telecentrics (outbound
                                                          telemarketing and telecommunications) and various civic
                                                          and educational organizations.

James W. Nelson, 55                     Director          Chairman and Chief Executive Officer of Eberhardt
81 South Ninth Street                                     Holding Company and its subsidiaries.
Suite 400
Minneapolis, Minnesota 55440

Robert J. Odegard, 75                   Director          Special Assistant to the President of the University of
University of Minnesota                                   Minnesota.
   Foundation
1300 South Second Street
Minneapolis, Minnesota 55454

John G. Taft, 42                        President         President of the Adviser; Director (since 1993) of
90 South Seventh Street                 (Executive        the Adviser and the Underwriter; Executive
Suite 4400                              Vice President    Vice President (since 1995) of the Underwriter;
Minneapolis, Minnesota 55402            Colorado Tax      President of the Underwriter from 1991 to 1995;
                                        Free Fund only)   Management committee member of the Adviser from
                                                          1991 to 1993.

Jane M. Wyatt, 42                       Executive         Chief Investment Officer and Director of the Adviser
90 South Seventh Street                 Vice              since 1993; Director and Executive Vice President of
Suite 4400                              President         the Underwriter since 1993; Executive Vice President
Minneapolis, Minnesota 55402                              and Portfolio Manager of the Adviser from 1992 to 1993.

Andrew M. McCullagh, Jr., 48            Executive         Senior Tax Exempt Portfolio Manager of the Adviser;
717 Seventeenth Street                  Vice              previously, Director of the Adviser and the
Denver, Colorado  80202                 President         Underwriter from 1993 to 1995.
                                        (President-
                                        Colorado Tax
                                        Free Fund only)

Elizabeth H. Howell, 35                 Vice              Senior Tax Exempt Portfolio Manager of the Adviser.
90 South Seventh Street                 President
Suite 4400
Minneapolis, Minnesota 55402

James C. King, 56                       Vice              Senior Equity Portfolio Manager of the Adviser since
90 South Seventh Street                 President         1993; previously, Director of the Adviser and the
Suite 4400                                                Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402

Steven P. Eldredge, 40                  Vice              Senior Tax Exempt Portfolio Manager of the Adviser
90 South Seventh Street                 President         since 1995; previously, portfolio manager for ABT
Suite 4400                                                Mutual Funds, Palm Beach, Florida, from 1989 to
Minneapolis, Minnesota 55402                              1995.

Kenneth R. Larsen, 33                   Treasurer         Treasurer of the Adviser and the Underwriter;
90 South Seventh Street                                   previously, Director, Secretary and Treasurer of the
Suite 4400                                                Adviser and the Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402

Thomas J. Abood, 33                     Secretary         Senior Vice President and General Counsel of
90 South Seventh Street                                   Dougherty Financial Group, Inc. (since 1995);
Suite 4400                                                Senior Vice President of the Adviser, the Underwriter
Minneapolis, Minnesota 55402                              and Voyageur Companies, Inc. since 1995; previously,
                                                          Vice President of the Adviser and Voyageur Companies,
                                                          Inc. from 1994 to 1995;  associated with the law firm of
                                                          Skadden, Arps, Slate, Meagher & Flom, Chicago, Illinois
                                                          from 1988 to 1994.

         The Funds do not compensate their officers. Each director or trustee (who is not an employee of Voyageur or any of its affiliates) currently receives a total annual fee of $26,000 for serving as a director or trustee for all of the open-end and closed-end investment companies (the "Fund Complex") for which Voyageur acts as investment adviser, plus a $500 fee for each special in-person meeting attended by such director. These fees are allocated among each series or fund in the Fund Complex based on the relative average net asset value of each series or fund. Currently the Fund Complex consists of ten open-end investment companies comprising 32 series or funds and six closed-end investment companies. In addition, each director or trustee who is not an employee of Voyageur or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings. The following table sets forth the aggregate compensation received by each director from each parent entity as well as the total compensation received by each director from the Fund Complex during the fiscal and calendar year ended December 31, 1996.

                                       Aggregate Compensation from each Registrant
                       ---------------------------------------------------------------------------
                        Voyageur   Voyageur   Voyageur   Voyageur   Voyageur   Voyageur   Voyageur       Total
                        Tax Free    Insured    Invest-  Inter. Tax   Invest-    Mutual     Mutual    Compensation
                          Funds      Funds      ment    Free Funds    ment       Funds    Funds II     from Fund
Director                  Inc.       Inc.       Trust      Inc.     Trust II     Inc.       Inc.        Complex
---------                 ----       ----       -----      ----     --------     ----       ----        -------
Clarence G. Frame        $6,126     $7,080     $4,817      $ 911     $   36     $1,462     $4,682       $25,500
Richard F. McNamara      $6,126     $7,080     $4,817      $ 911     $   36     $1,462     $4,682       $25,500
Thomas F. Madison        $6,126     $7,080     $4,817      $ 911     $   36     $1,462     $4,682       $25,500
James W. Nelson          $6,126     $7,080     $4,817      $ 911     $   36     $1,462     $4,682       $25,500
Robert J. Odegard        $6,126     $7,080     $4,817      $ 911     $   36     $1,462     $4,682       $25,500


                     THE INVESTMENT ADVISER AND UNDERWRITER

         Voyageur Fund Managers, Inc., a Minnesota corporation ( "Voyageur"), has been retained under an investment advisory agreement (the "Advisory Agreement") to act as each Fund's investment adviser, subject to the authority of the Board of each Fund. Voyageur and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group Inc. ("DFG"), which is owned 50% by Michael E. Dougherty and 50% by Pohlad Companies. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. Certain key employees of DFG and its subsidiaries and an employee benefit plan benefitting the employees of such companies have been offered the opportunity to purchase voting common shares of DFG through stock options granted with respect thereto, with the shareholdings of Pohlad Companies and Mr. Dougherty each to be diluted proportionately by any such purchases. Following any such purchases, Mr. Dougherty and Pohlad Companies would each continue to own greater than 25% of the outstanding voting common shares of DFG, and no other person or entity would own greater than 25% of such shares. The principal executive offices of Voyageur are located at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

         Voyageur Fund Distributors, Inc. (the "Underwriter") is the principal distributor of the Funds' shares. With regard to the Underwriter, Mr. Taft and Ms. Wyatt are Executive Vice Presidents and directors, Mr. Abood is Senior Vice President and General Counsel, and Mr. Larsen is Treasurer.

INVESTMENT ADVISORY AGREEMENTS

         The Funds do not maintain their own research departments. The Funds have contracted with Voyageur for investment advice and management. Pursuant to an Investment Advisory Agreement, Voyageur has the sole and exclusive responsibility for the management of each Fund's portfolio and the making and execution of all investment decisions for each Fund subject to the objectives and investment policies and restrictions of each Fund and subject to the supervision of each Fund's Board of Directors. Voyageur also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of each Fund. Voyageur has agreed to arrange for officers and employees of Voyageur to serve without compensation from the Funds as directors, officers or employees of each Fund if duly elected to such positions by the shareholders or directors of the Funds.

         As compensation for Voyageur's services, each Fund is obligated to pay to Voyageur a monthly investment advisory and management fee equivalent on an annual basis to .50 of 1% (.40 of 1% for the Limited Term Tax Free Funds) of its average daily net assets, respectively. The fee is based on the average daily value of each Fund's net assets at the close of each business day.

         The Investment Advisory Agreement on behalf of each Fund continues from year to year only if approved annually (a) by the Fund's Board or by vote of a majority of the outstanding voting securities of the Fund and (b) by vote of a majority of board members of the Fund who are not parties to such Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board called for the purpose of voting on such approval. The Investment Advisory Agreement on behalf of each Fund may be terminated by either party on 60 days' notice to the other party and terminates automatically upon its assignment. The Investment Advisory Agreement also provides that amendments to the Agreement may be affected if approved by the Board (including a majority of the directors who are not interested persons of Voyageur or the Fund), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Board of Directors (unless the 1940 Act otherwise requires shareholder approval).

ADMINISTRATIVE SERVICES AGREEMENTS

         Voyageur also acts as each Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreements, Voyageur provides each Fund all dividend disbursing, transfer agency, administrative and accounting services required by such Fund including, without limitation, the following: (i) the calculation of net asset value per share (including the pricing of each Fund's portfolio of securities) at such times and in such manner as is specified in the Fund's current Prospectus and Statement of Additional Information, (ii) upon the receipt of funds for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively, (iii) upon the Fund's distribution of dividends, the calculation of the amount of such dividends to be received per share, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund (other than any shareholder who has elected to receive such dividends in cash) and the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash,
(iv) the provision of transfer agency services, (v) the creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request, (vi) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications, and the mailing thereof to shareholders of the Fund, and (vii) the provision of such other dividend disbursing, transfer agency, administrative and accounting services as the Fund and Voyageur may from time to time agree upon. Pursuant to each Administrative Services Agreement, Voyageur also provides such regulatory, reporting and compliance related services and tasks as the Funds may reasonably request.

         As compensation for these services, each Fund pays Voyageur a monthly fee based upon each Fund's average daily net assets and the number of shareholder accounts then existing. This fee is equal to the sum of (i) $1.33 per shareholder account per month, (ii) $1,000 per month if the Fund's average daily net assets do not exceed $50 million, $1,250 per month if the Fund's average daily net assets are greater than $50 million but do not exceed $100 million, and $1,500 per month if the Fund's average daily net assets exceed $100 million, (iii) with respect to each of Colorado Tax Free Fund, Minnesota Tax Free Fund, Minnesota Insured Tax Free Fund, Minnesota Limited Term Tax Free Fund, Florida Limited Term Tax Free Fund, Iowa Tax Free Fund, Idaho Tax Free Fund, and Wisconsin Tax Free Fund; 0.11% per annum of the first $20 million of the Fund's average daily net assets, 0.06% per annum of the next $20 million of the Fund's average daily net assets, 0.035% per annum of the next $60 million of the Fund's average daily net assets, 0.03% per annum of the next $400 million of the Fund's average daily net assets and 0.02% per annum of the Fund's average daily net assets in excess of $500 million and (iv) with respect to each of Arizona Limited Term Tax Free Fund, Arizona Tax Free Fund, Arizona Insured Tax Free Fund, California Limited Term Tax Free Fund, California Tax Free Fund, California Insured Tax Free Fund, Colorado Limited Term Tax Free Fund, Colorado Insured Tax Free Fund, Florida Tax Free Fund, Florida Insured Tax Free Fund, Kansas Tax Free Fund, Missouri Insured Tax Free Fund, New Mexico Tax Free Fund, Oregon Insured Tax Free Fund, Utah Tax Free Fund, Washington Insured Tax Free Fund, National Limited Term Fund, National Tax Free Fund, National Insured Tax Free Fund and North Dakota Tax Free Fund, 0.11% per annum of the first $50 million of the Fund's average daily net assets, 0.06% per annum of the next $100 million of the Fund's average daily net assets, 0.035% per annum of the next $250 million of the Fund's average daily net assets, 0.03% per annum of the next $300 million of the Fund's average daily net assets and 0.02% per annum of the Fund's average daily net assets in excess of $700 million. For purposes of calculating average daily net assets, as such term is used in the Administrative Services Agreements, each Fund's net assets equal its total assets minus its total liabilities. Each Fund also reimburses Voyageur for its out-of-pocket expenses in connection with Voyageur's provision of services under the Fund's Administrative Services Agreement.

         Each Administrative Services Agreement is renewable from year to year if the directors approve it in the same way they approve the Investment Advisory Agreements. The Administrative Services Agreements can be terminated by either party on 60 days' notice to the other party and the Agreements terminate automatically upon their assignment. The Administrative Services Agreements also provide that amendments to the Agreement may be effected if approved by the Board (including a majority of the board members who are not interested persons of Voyageur or the Fund), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Board (unless the 1940 Act otherwise requires shareholder approval thereof).

EXPENSES OF THE FUNDS

         Voyageur is contractually obligated to pay the operating expenses of each Fund (excluding interest, taxes, brokerage fees and commissions, Rule 12b-1 fees, if any, and, with respect to the Insured Funds, insurance premiums on portfolio securities) which exceed 1% of the Fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee, and, with respect to the Insured Tax Free Funds up to the combined amount of the investment advisory and management fee and the dividend disbursing, administrative and accounting services fee. In addition, Voyageur reserves the right to voluntarily waive its fees in whole or part and to voluntarily absorb certain other of the Funds' expenses. Any such waiver or absorption, however, is in Voyageur's sole discretion and may be lifted or reinstated at any time. Set forth below is certain information regarding the investment advisory and administrative services fees and the amounts waived, if any, by each Fund to Voyageur during the indicated fiscal periods.

                                               Investment             Administrative          Fees Absorbed
                                                Advisory                 Services                  or
                                                  Fees                     Fees                  Waived
                                            --------------             -----------            ------------
Arizona Insured Tax Free Fund
         1/1/96-12/31/96                    $    1,119,609             $   307,939            $       None
         1/1/95-12/31/95                    $    1,223,121             $   299,757            $     60,000
         1/1/94-12/31/94                    $    1,298,673             $   289,690                    None
Arizona Tax Free Fund
         1/1/96-12/31/96                    $       55,464             $    36,595            $     90,000
         1/1/95-12/31/95(4)                 $       14,301             $    15,541            $     29,842
California Insured Tax Free Fund
         1/1/96-12/31/96                    $      192,101             $    75,853            $     75,000
         1/1/95-12/31/95                    $      184,315             $    67,135            $     90,000
         11/1/94-12/31/94(1)                $       23,717             $     9,550            $     33,267
         11/1/93-10/31/94                   $      111,570             $    52,328            $    163,898
California Tax Free Fund
         1/1/96-12/31/96                    $        7,369             $    21,559            $     40,001
         1/1/95-12/31/95(5)                 $        4,468             $    13,974            $     18,442
Colorado Tax Free Fund
         1/1/96-12/31/96                    $    1,865,515             $   426,237            $       None
         1/1/95-12/31/95                    $    1,944,802             $   441,178                    None
         1/1/94-12/31/94                    $    2,039,009             $   409,511                    None
Florida Limited Term Tax Free Fund
         1/1/96-12/31/96                    $       11,429             $    21,512            $     32,941
         1/1/95-12/31/95                    $        2,665             $    10,995            $     13,660
         1/1/94-12/31/94 (3)                $          956             $    11,264            $     12,220
Florida Insured Tax Free Fund
         1/1/96-12/31/96                    $    1,074,026             $   314,165            $     25,000
         1/1/95-12/31/95                    $    1,235,118             $   325,819            $    480,000
         11/1/94-12/31/93 (1)               $      204,833             $    76,709            $    250,000
         11/1/93-10/31/94                   $    1,481,786             $   350,992            $    805,000
Florida  Tax Free Fund
         1/1/96-12/31/96                    $       29,915             $    30,812            $     60,727
         1/1/95-12/31/95(6)                 $       10,974             $    15,010            $     25,984
Idaho Tax Free Fund
         1/1/96-12/31/96                    $      131,410             $    62,657            $    130,000
         1/1/95-12/31/95(7)                 $       38,282             $    29,996            $     68,278
Iowa Tax Free Fund
         1/1/96-12/31/96                    $      217,160             $    93,979            $      5,000
         1/1/95-12/31/95                    $      193,451             $    85,579            $     45,000
         9/1/94-12/31/94 (1)                $       56,650             $    34,707            $     91,357
         9/1/93-8/31/94                     $      127,361             $    70,832            $    198,193
Kansas Tax Free Fund
         1/1/96-12/31/96                    $       60,154             $    39,146            $     30,000
         1/1/95-12/31/95                    $       47,512             $    14,005            $     50,000
         11/1/94-12/31/94 (1)               $        5,550             $     5,993            $     11,543
         11/1/93-10/31/94                   $       22,132             $    18,251            $     40,383
Minnesota Limited Term Tax Free Fund
         1/1/96-12/31/96                    $      281,038             $   110,484                    None
         1/1/95-12/31/95                    $      298,529             $   114,999                    None
         3/1/94-12/31/94 (2)                $      272,884             $   104,431                    None
         1/1/94-2/28/94 (2)                 $       49,861             $    16,471                    None
Minnesota Insured Fund
         1/1/96-12/31/96                    $    1,518,301             $   355,578                    None
         1/1/95-12/31/95                    $    1,541,687             $   329,546            $     25,000
         1/1/94-12/31/94                    $    1,561,406             $   366,842            $    925,000
Minnesota Tax Free Fund
         1/1/96-12/31/96                    $    2,222,690             $   472,689                    None
         1/1/95-12/31/95                    $    2,229,862             $   499,083                    None
         1/1/94-12/31/94                    $    2,241,071             $   460,255                    None
Missouri Insured Tax Free Fund
         1/1/96-12/31/96                    $      290,247             $   125,437            $     95,000
         1/1/95-12/31/95                    $      250,578             $   111,588            $    170,000
         11/1/94-12/31/94 (1)               $       32,651             $    20,078            $     50,000
         11/1/93-10/31/94                   $      173,907             $    79,615            $    253,522
National Limited Term Tax Free Fund
         1/1/96-12/31/96                    $        4,731             $    16,304            $     21,035
         1/1/95-12/31/95 (8)                $        1,389             $     7,315            $      8,704
National Insured Tax Free Fund
         1/1/96-12/31/96                    $      174,688             $    75,044            $    145,000
         1/1/95-12/31/95                    $      179,363             $    70,870            $    175,000
         1/1/94-12/31/94                    $      154,949             $    68,996            $    223,945
National Tax Free Fund
         1/1/96-12/31/96                    $       12,665             $    19,984            $     32,649
         1/1/95-12/31/95 (9)                $        1,882             $     6,361            $      8,243
New Mexico Tax Free Fund
         1/1/96-12/31/96                    $      107,784             $    51,384                    None
         1/1/95-12/31/95                    $      108,209             $    46,835                    None
         11/1/94-12/31/94 (1)               $       17,494             $    12,232            $     29,726
         11/1/93-10/31/94                   $      108,865             $    47,287            $    135,000
New York Tax Free Fund
         10/1/96-12/31/96 (10)              $       17,615             $     5,447            $     23,062
         10/1/95-9/30/96                    $       93,048             $       N/A            $     24,580
         10/1/94-9/30/95                    $       99,309             $       N/A            $     63,096
         7/1/94-9/30/94                     $       26,011             $       N/A            $       None
         7/1/93-6/30/94                     $      111,126             $       N/A            $     14,541
North Dakota Tax Free Fund
         1/1/96-12/31/96                    $      175,239             $    86,034                    None
         1/1/95-12/31/95                    $      179,121             $    75,910                    None
         1/1/94-12/31/94                    $      180,617             $    80,745            $    157,087
Oregon Insured Tax Free Fund
         1/1/96-12/31/96                    $      124,769             $    59,737            $     65,000
         1/1/95-12/31/95                    $      103,343             $    42,931            $     75,000
         11/1/94-12/31/94 (1)               $       12,840             $     6,649            $     19,489
         11/1/93-10/31/94                   $       49,537             $    33,740            $     83,277
Utah Tax Free Fund
         1/1/96-12/31/96                    $       21,935             $    25,695            $     30,000
         1/1/95-12/31/95                    $       20,769             $    18,829            $     35,000
         11/1/94-12/31/94 (1)               $        3,184             $     1,757            $      4,941
         11/1/93-10/31/94                   $       20,384             $    17,294            $     37,678
Washington Insured Tax Free Fund
         1/1/96-12/31/96                    $       12,662             $    21,966            $     34,628
         1/1/95-12/31/95                    $       10,374             $    12,752            $     23,126
         11/1/94-12/31/94 (1)               $        1,422             $     2,369            $      3,791
         11/1/93-10/31/94                   $        7,561             $    13,824            $     21,385
Wisconsin Tax Free Fund
         1/1/96-12/31/96                    $      141,262             $    67,833            $     10,000
         1/1/95-12/31/95                    $      123,548             $    49,595                    None
         9/1/94-12/31/94 (1)                $       31,634             $    22,386            $     54,020
         9/1/94-8/31/94                     $       46,460             $    31,486            $     77,946


(1) Effective December 31, 1994, the Fund changed its fiscal year end to December 31.
(2) Effective February 28, 1994, Minnesota Limited Term Tax Free Fund changed its fiscal year end to February 28 and, effective December 31, 1994, changed back to December 31.
(3)      Period from May 1, 1994 (commencement of operations) to December 31,
         1994.
(4)      Period from March 2, 1995 (commencement of operations) to December 31,
         1995.
(5)      Period from March 3, 1995 (commencement of operations) to December 31,
         1995.
(6)      Period from March 2, 1995 (commencement of operations) to December 31,
         1995.
(7)      Period from January 4, 1995 (commencement of operations) to December
         31, 1995.
(8) Period from September 7, 1995 (commencement of operations) to December 31, 1995.
(9) Period from September 8, 1995 (commencement of operations) to December 31, 1995.
(10) Effective December 31, 1996, New York Tax Free Fund changed its fiscal year from September 30 to December 31.

         All costs and expenses (other than those specifically referred to as being borne by Voyageur or the Underwriter) incurred in the operation of each Fund are borne by the Fund. These expenses include, among others, fees of the Board members who are not employees of Voyageur or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity bond and other coverage and, with respect to the Insured Tax Free Funds, insurance premiums for portfolio securities, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Underwriter under its agreement with such Fund), expenses of printing and mailing stock certificates representing shares of such Fund, association membership dues, charges of such Fund's custodian, and bookkeeping, auditing and legal expenses. Each Fund will also pay the fees and bear the expense of registering and maintaining the registration of such Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses, reports and statements to shareholders.

RULE 12b-1 PLANS OF DISTRIBUTION; DISTRIBUTION AGREEMENTS

         Each Fund has adopted a Plan of Distribution (the "Plan") relating to the payment of certain expenses pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by a Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing.

         Rule 12b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

         (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule 12b-1;
         (2) that any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to its plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amount so expended and the purposes for which such expenditures were made; and
         (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of a Fund.

         Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that each Fund may rely upon Rule 12b-1 only if the selection and nomination of that Fund's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that each Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

         Each Fund has entered into a Distribution Agreement with the Underwriter, pursuant to which the Underwriter acts as the principal underwriter of each Fund's shares. The Distribution Agreement and Plan provide that the Underwriter agrees to provide, and shall pay costs which it incurs in connection with providing, administrative or accounting services to shareholders of each Fund (such costs are referred to as "Shareholder Servicing Expenses") and that the Underwriter shall also pay all costs of distributing the shares of each Fund ("Distribution Expenses"). Shareholder Servicing Expenses include all expenses of the Underwriter incurred in connection with providing administrative or accounting services to shareholders of the Funds, including, but not limited to, an allocation of the Underwriter's overhead and payments made to persons, including employees of the Underwriter, who respond to inquiries of shareholders regarding their ownership of Fund shares, or who provide other administrative or accounting services not otherwise required to be provided by the Funds' investment adviser or dividend disbursing, transfer, administrative and accounting services agent. Distribution Expenses include, but are not limited to, initial and ongoing sales compensation (in addition to sales loads) paid to investment executives of the Underwriter and to other broker-dealers and participating financial institutions; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Underwriter's overhead; payments to and expenses of persons who provide support services in connection with the distribution of Fund shares; and other distribution-related expenses.

         Pursuant to the provisions of the Distribution Agreements, the Underwriter is entitled to receive a total fee each quarter at an annual rate of
 .25% of the average daily net assets attributable to each Fund's Class A shares, 1.00% of the average daily net assets attributable to each Fund's Class B shares and 1.00% of the average daily net assets attributable to each Fund's Class C shares to pay distribution expenses. As determined from time to time by the Board, a portion of such fees shall be designated as a "shareholder servicing fee" and a portion shall be designated as a "distribution fee." The Board has determined that all of the fee payable with respect to Class A shares shall be designated a shareholder servicing fee. With respect to fees payable with respect to Class B shares and Class C shares, that portion of the fee equal to
 .25% of average daily net assets attributable to a Fund's Class B shares and Class C shares is designated a shareholder servicing fee and that portion of the fee equal to .75% of average daily net assets attributable to a Fund's Class B shares and Class C shares is designated a distribution fee. Amounts payable to the Underwriter under the Distribution Agreement may exceed or be less than the Underwriter's actual distribution expenses and shareholder servicing expenses.
In the event such distribution expenses and shareholder servicing expenses exceed amounts payable to the Underwriter under the Plan, the Underwriter shall not be entitled to reimbursement by the Funds. In addition to being paid shareholder servicing and distribution fees, the Underwriter also receives for its services the sales charge on sales of Fund shares set forth in each Prospectus.

         Each Fund's Distribution Agreement is renewable from year to year if such Fund's Board approves the Agreement and the Fund's Plan. Each Fund or the Underwriter can terminate its Distribution Agreement on 60 days' notice to the other party, and each Distribution Agreement terminates automatically upon its assignment.

         For the fiscal years (or portions thereof, as indicated) ended December 31, 1996, 1995, and 1994, Rule 12b-1 fees and the amount waived, if any, for each Fund are set forth below:

                                                1996                        1995                     1994
                                       -----------------------     ---------------------     ----------------------

                                         12b-1         Amount       12b-1        Amount       12b-1         Amount
                                          Fee          Waived        Fee         Waived        Fee          Waived
                                       --------       --------     --------     --------     --------      --------
Arizona Insured Tax Free Fund
     Class A                           $551,781       $290,833     $608,790     $582,768     $648,615      $493,491
     Class B                             25,838         $2,956        7,062        1,807          N/A           N/A
     Class C                              5,529              0        4,263          561        1,609           333
Arizona Tax Free Fund
     Class A                             21,058              0        6,184            0          N/A           N/A
     Class B                             26,502          2,854        3,765          975          N/A           N/A
     Class C                                240              0          121            0          N/A           N/A
California Insured Tax Free Fund
     12/31/95 - Class A                  79,903              0       80,709       23,803       11,176         8,495
     12/31/95 - Class B                  63,807         22,641       44,275       17,904        2,774         1,260
     12/31/95 - Class C                     799              0        1,792            0          N/A           N/A
     10/31/94 - Class A                     N/A            N/A          N/A          N/A       54,720        44,074
     10/31/94 - Class B                     N/A            N/A          N/A          N/A        4,534         1,869
     10/31/94 - Class C                     N/A            N/A          N/A          N/A          N/A           N/A
California Tax Free Fund
     Class A                              2,820              0        2,145            0          N/A           N/A
     Class B                              3,054            811          390          177          N/A           N/A
     Class C                                418              0          N/A          N/A          N/A           N/A
Colorado Tax Free Fund
     Class A                            922,540        499,145      969,424      642,447      265,096       265,096
     Class B                             26,004          1,726        5,460        1,113          N/A           N/A
     Class C                             14,080              0        7.874            0        2,161            14
Florida Limited Term Tax Free Fund
     Class A                              5,390          4,315        1,536        1,389          602           602
     Class B                              6,567          1,102          120           30          N/A           N/A
     Class C                                539              0          402            0          N/A           N/A
Florida Insured Tax Free Fund
     12/31/95 - Class A                 529,135        469,011      611,873      595,950      101,760       101,760
     12/31/95 - Class B                  30,245         14,311       22,840       13,701        2,101         1,265
     10/31/94 - Class A                     N/A            N/A          N/A          N/A      739,775       739,775
     10/31/94 - Class B                     N/A            N/A          N/A          N/A        4,452         1,761
Florida Tax Free Fund
     Class A                             12,611              0        5,427            0          N/A           N/A
     Class B                              9,331          3,755          195           99          N/A           N/A
     Class C                                 98              0           48            0          N/A           N/A
Idaho Tax Free Fund
     Class A                             54,123              0       16,620        3,224          N/A           N/A
     Class B                             37,996          9,559        6,034        1,549          N/A           N/A
     Class C                              8,416              0        4,499           93          N/A           N/A
Iowa Tax Free Fund
     12/31/95 - Class A                 103,980         55,582       95,497       86,503       28,296        28,296
     12/31/95 - Class B                  12,291          2,296        2,753          704          N/A           N/A
     12/31/95 - Class C                   6,075            301        2,373            0          N/A           N/A
     8/31/94 - Class A                      N/A            N/A          N/A          N/A       63,681        63,681
Kansas Tax Free Fund
     12/31/95 -  Class A                 25,773         13,777       23,138       19,960        2,775         2,775
     12/31/95 - Class B                  16,667          2,342        2,445          601          N/A           N/A
     12/31/95 - Class C                     580              0          136            0          N/A           N/A
     10/31/94 -  Class A                    N/A            N/A          N/A          N/A       11,078        11,078
Minnesota Limited Term Tax Free Fund
     12/31/95 - Class A                 172,919              0      185,286            0      171,101             0
     12/31/95 - Class B                   2,048            124           83           21          N/A           N/A
     12/31/95 - Class C                   8,875              0        5,099            0        1,385             0
     2/28/94 - Class A                      N/A            N/A          N/A          N/A       31,163             0
     2/28/94 - Class C                      N/A            N/A          N/A          N/A          N/A           N/A
Minnesota Insured Fund
     Class A                            736,300              0      759,866      126,114      778,913       119,759
     Class B                             58,570          6,996       19,425        5,515          N/A           N/A
     Class C                             32,890              0       25,345          453        6,399             0
Minnesota Tax Free Fund
     Class A                          1,093,043              0    1,108,235            0    1,118,958             0
     Class B                             45,609          8,024        8,871        2,274          N/A           N/A
     Class C                             27,693              0       17,906            0        4,020             0
Missouri Insured Tax Free Fund
     12/31/95 - Class A                 123,099         75,641      113,879      103,135       15,539        15,539
     12/31/95 - Class B                  86,717         28,315       44,885       22,490        3,190         1,609
     12/31/95 - Class C                   1,388              0           28            0          N/A           N/A
     10/31/94 - Class A                     N/A            N/A          N/A          N/A       85,866        85,866
     10/31/94 - Class B                     N/A            N/A          N/A          N/A        4,486         2,119
National Insured Tax Free Fund
     Class A                             83,067          6,617       87,384       21,418       76,958        47,420
     Class B                             16,639          5,235        9,212        3,702        2,238           903
     Class C                                395              0           19            0          N/A           N/A
National Limited Term Tax Free Fund
     Class A                              2,854          1,141          876          332          N/A           N/A
     Class B                                410            165          N/A          N/A          N/A           N/A
National Tax Free Fund
     Class A                              5,503              0          874            0          N/A           N/A
     Class B                              2,817            841          211           77          N/A           N/A
     Class C                                506              0           62            0          N/A           N/A
New Mexico Tax Free Fund
     12/31/95 - Class A                  51,934         39,932       52,868       48,466        8,619         8,619
     12/31/95 - Class B                   6,452          1,358        5,003        1,508          446           134
     12/31/95 - Class C                   1,358            118          N/A          N/A          N/A           N/A
     10/31/94 - Class A                     N/A            N/A          N/A          N/A       54,411        54,411
     10/31/94 - Class B                     N/A            N/A          N/A          N/A        1,441           310
New York Tax Free Fund
     Class A                              3,240              0          176            0           90             0
     Class B                                861              0        3,057            0        1,544             0
     Class C                                133              0          518            0          260             0
North Dakota Tax Free Fund
     Class A                             86,154         69,695       88,956       85,447       90,095        90,095
     Class B                              5,623          2,656        2,317        1,161          622           310
     Class C                                167              0          168            0          N/A           N/A
Oregon Insured Tax Free Fund
     12/31/95 - Class A                  52,403         21,733       46,075       39,592        5,914         5,914
     12/31/95 - Class B                  37,462         11,847       21,913        9,883        2,045           923
     12/31/95 - Class C                   2,501              0          708            0          N/A           N/A
     10/31/94 - Class A                     N/A            N/A          N/A          N/A       23,890        23,890
     10/31/94 - Class B                     N/A            N/A          N/A          N/A        3,762         1,507
Utah Tax Free Fund
     12/31/95 - Class A                  10,009          8,808       10,086        9,556        1,590         1,590
     12/31/95 - Class B                   3,821            749        1,209          305          N/A           N/A
     10/31/94 - Class A                     N/A            N/A          N/A          N/A       10,190        10,190
Washington Insured Tax Free Fund
     12/31/95 - Class A                   5,596          4,029        5,154        4,717          710           710
     12/31/95 - Class B                   2,775            472           29            8          N/A           N/A
     12/31/95 - Class C                     188              0          123            0          N/A           N/A
     10/31/94 - Class A                     N/A            N/A          N/A          N/A        3,782         3,782
Wisconsin Tax Free Fund
     12/31/95 - Class A                  67,339         20,178       60,960       50,749       15,845        14,603
     12/31/95 - Class B                   9,369          1,519        3,151          803          N/A           N/A
     12/31/95 - Class C                   3,603            153          308            0          N/A           N/A
     8/31/94 - Class A                      N/A            N/A          N/A          N/A       23,230        23,230


         The following table sets forth the aggregate dollar amount of underwriting commissions paid by each Fund for the fiscal periods indicated and the amount of such commissions retained by the Underwriter.

                                                                                    Underwriting Commissions
                                        Total Underwriting Commissions               Retained by Underwriter
                                        ------------------------------               -----------------------
                                      Fiscal        Fiscal        Fiscal        Fiscal      Fiscal       Fiscal
                                    year ended    year ended    year ended    year ended  year ended   year ended
                                     12/31/96      12/31/95      12/31/94      12/31/96    12/31/95     12/31/94
                                    ----------    ----------    ----------    ----------  ----------   ----------
Arizona Insured Tax Free Fund        $339,087       $804,383    $2,007,707      $40,338     $103,168    $272,585
Arizona Tax Free Fund                 104,978         20,987           N/A       13,217        2,901         N/A
California Insured Tax Free Fund
     12/31/95 (1)                     107,617        231,679        61,913       14,226       34,177       8,043
     10/31/94                             N/A            N/A       434,743          N/A          N/A      58,732
California Tax Free Fund               11,751         19,639           N/A        1,641        2,554         N/A
Colorado Tax Free Fund                525,069        721,452     2,513,880       68,666      117,743     346,636
Florida Limited Term Tax Free Fund      6,853          3,866             0        1,233          741           0
Florida Insured Tax Free Fund
     12/31/95 (1)                     174,064        357,154        39,051       20,261       48,112       5,589
     10/31/94                             N/A            N/A     1,497,591          N/A          N/A     207,722
Florida Tax Free Fund                  41,214         42,789           N/A        5,271        6,121         N/A
Idaho Tax Free Fund                   313,894        338,974           N/A       32,689       62,968         N/A
Iowa Tax Free Fund
     12/31/95 (1)                     167,735        223,046       101,383       26,641       40,943      18,061
     8/31/94                              N/A            N/A     1,352,653          N/A          N/A     249,929
Kansas Tax Free Fund
     12/31/95 (1)                      55,360        104,287         9,935        7,686       14,394       1,572
     10/31/94                             N/A            N/A       175,196          N/A          N/A      24,852
Minnesota Limited Term
   Tax Free Fund
     12/31/95 (1)                      71,429         47,098       126,433        5,306        8,399      22,538
     2/28/94                              N/A            N/A        67,700          N/A          N/A      12,408
Minnesota Tax Free Fund               650,734        812,687     1,781,640       69,682      114,391     246,291
Minnesota Insured Fund                454,762        658,955     1,938,352       33,673       86,858     269,910
Missouri Insured Tax Free Fund
     12/31/95 (1)                     211,558        316,387        37,792       29,607       53,274       5,375
     10/31/94                             N/A            N/A       467,540          N/A          N/A      65,646
National Insured Tax Free Fund         42,119         85,169       406,397        4,583       16,952      54,878
National Limited Term Free Fund         4,983          5,775           N/A        1,073        1,275         N/A
National Tax Free Fund                 22,009            293           N/A        2,989           45         N/A
New Mexico Tax Free Fund
     12/31/95 (1)                      45,937         77,084         7,174        6,724       15,700       1,424
     10/31/94                             N/A            N/A       302,834          N/A          N/A      50,348
New York Tax Free Fund                    465                                         0
North Dakota Tax Free Fund             38,688         65,566       188,974        5,425       10,960      27,132
Oregon Insured Tax Free Fund
     12/31/95 (1)                     149,165        265,488        30,428       20,166       42,930       4,107
     10/31/94                             N/A            N/A       398,064          N/A          N/A      55,282
Utah Tax Free Fund
     12/31/95 (1)                       4,575         10,693         1,003          800        1,782         201
     10/31/94                             N/A            N/A        75,407          N/A          N/A      12,223
Washington Insured Tax
  Free Fund
     12/31/95 (1)                      17,167         26,941         3,265        2,196        3,915         380
     10/31/94                             N/A            N/A        26,890          N/A          N/A       3,895
Wisconsin Tax Free Fund
     12/31/95 (1)                     107,671        139,886       101,720       11,170       25,338      18,121
     8/31/94                              N/A            N/A       487,555          N/A          N/A      71,314



(1)  Effective 12/31/94, the fund changed its fiscal year end to 12/31.

PORTFOLIO TRANSACTIONS, ALLOCATION OF BROKERAGE AND TURNOVER RATE

         As the Funds' portfolios are composed exclusively of debt, rather than equity securities, most portfolio transactions are effected with dealers without the payment of brokerage commissions, but rather at net prices which usually include a spread or markup. In effecting such portfolio transactions on behalf of the Funds, Voyageur seeks the most favorable net price consistent with the best execution. However, frequently, Voyageur selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of Voyageur to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

         Decisions with respect to placement of the Funds' portfolio transactions are made by Voyageur. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for the Funds. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Voyageur. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Voyageur to supplement its own investment research activities and enables Voyageur to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Voyageur, Voyageur receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions.

         Voyageur has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Funds' portfolio transactions in exchange for research services provided Voyageur, except as noted below. However, Voyageur does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Funds' business, in order to encourage certain broker-dealers to provide Voyageur with research services which Voyageur anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Voyageur will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Voyageur determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Voyageur's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

         The Funds will not effect any brokerage transactions in their portfolio securities with any broker-dealer affiliated directly or indirectly with Voyageur, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, Voyageur will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Voyageur determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Voyageur's overall responsibilities with respect to the Funds as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

         In determining the commissions to be paid to a broker-dealer affiliated with Voyageur, it is the policy of the Funds that such commissions will, in the judgment of Voyageur, subject to review by the Board, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While each Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         None of the Funds in existence during the fiscal periods ended December 31, 1994, 1995 and 1996, paid any brokerage commissions, directed portfolio transactions to broker-dealers because of research services provided to Voyageur or executed brokerage transactions with an affiliated broker-dealer.

         Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Funds may purchase securities from an underwriting syndicate of which an affiliated broker-dealer is a member (but not directly from such affiliated broker-dealer itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Board of the Funds, particularly those Board members who are not interested persons of the Funds.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Funds' directors may determine, Voyageur may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' securities transactions.

OTHER INFORMATION

         Conversion of Class B Shares. In addition to information regarding conversion set forth in the prospectus, the conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Funds' dividends or distributions constituting "preferential dividends" under the Code and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

         Signature Guaranty. In addition to information regarding redemption of shares and signature guaranty set forth in the prospectus, a signature guaranty will be required when redemption proceeds: (1) exceed $50,000 (unless it is being wired to a pre-authorized bank account, in which case a guarantee is not required), (2) are to be paid to someone other than the registered shareholder or (3) are to be mailed to an address other than the address of record or wired to an account other than the pre-authorized bank or brokerage account. On joint account redemptions of the type previously listed, each signature must be guaranteed. A signature guarantee may not be provided by a notary public. Please contact your investment executive for instructions as to what institutions constitute eligible signature guarantors.

         Valuation of Portfolio Securities. Generally, trading in certain securities such as tax exempt securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the primary close of trading on the Exchange. The values of such securities used in determining the net asset value of Fund shares are computed as of such times. Occasionally events affecting the value of such securities may occur between such times and the primary close of trading on the Exchange which are not reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair market value as determined in good faith by Voyageur in accordance with procedures adopted by the Boards.

         Bank Purchases. Banks, acting as agents for their customers and not for the Funds or the Underwriter, from time to time may purchase Fund shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of any Fund's shares, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Funds. Management does not believe that a termination in the relationship with a bank would result in any material adverse consequences to the Funds. In addition, state securities laws on this issue may differ and banks and financial institutions may be required to register as dealers pursuant to state law. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

                                      TAXES

         Under the Internal Revenue Code of 1986, as amended (the "Code"), all or a portion of the interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as each of the Funds, will not be deductible by a shareholder. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

         Each Fund's present policy is to designate exempt-interest dividends at each daily distribution of net interest income. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.

         An exchange of shares in one Voyageur fund for shares in another fund pursuant to exercise of the Exchange Privilege is considered to be a sale of the shares for federal tax purposes that may result in a taxable gain or loss. If a shareholder incurs a sales charge in acquiring shares and then, after holding those shares not more than 90 days, exchanges them pursuant to the Exchange Privilege for shares of another Voyageur fund, the shareholder may not take into account the initial sales charge (to the extent that the otherwise applicable sales charge on the later-acquired shares is reduced) for purposes of determining the shareholder's gain or loss on the exchange of the first held shares. To the extent that the sales charge is disregarded upon the exchange of the first shares, however, it may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

         Each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the taxable amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid this excise tax, each Fund must declare dividends by the end of the calendar year representing 98% of such Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long- and short-term capital gain) for the 12-month period ending on October 31 of such year. For purposes of the excise tax, any income on which a Fund has paid corporate-level tax is considered to have been distributed. Each Fund intends to make sufficient distributions each year to avoid the payment of the excise tax.

         Under a special provision of the Revenue Reconciliation Act of 1993, all or a portion of the gain that a Fund realizes on the sale of a Tax Exempt Obligation that it purchased at a market discount may have to be treated as ordinary income rather than capital gain.

         For shareholders who are recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits that may be included in gross income is 85%.

         For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. In addition, all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings for purposes of determining the federal corporate AMT and the environmental tax imposed on corporations by Section 59A of the Code. Liability for AMT will depend on each shareholder's individual tax situation.

         The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt bonds held by the Funds. The Funds will avoid investment in bonds which, in the opinion of the investment adviser, pose a material risk of the loss of tax exemption. Further, if a bond in any Fund's portfolio lost its exempt status, such Fund would make every effort to dispose of such investment on terms that are not detrimental to the Fund.

         The Code forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months. This restriction may limit the extent to which any Fund may purchase options. To the extent a Fund engages in short-term trading and enters into options transactions, the likelihood of violating this 30% requirement is increased.

         Gain or loss on options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system."

         Certain information about state taxation is contained in the Prospectus. Additional information about California, Iowa and Wisconsin follows:

         California State Taxation. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of California Fund will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax described above. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference. Generally, corporate shareholders of a California Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt interest, capital gains and other taxable income, if any, as income subject to such tax. The California Funds will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders. Shares of the California Funds will be exempt from local property taxes in California.

         Iowa State Taxation. Iowa taxes long-term capital gains at the same rates as ordinary income, while imposing limitations on the deductibility of capital losses similar to those under federal law.

         Iowa imposes an alternative minimum tax on individuals and corporations to the extent that such tax exceeds the taxpayer's regular tax liability. Iowa AMT is based on federal alternative minimum taxable income, with certain adjustments. The Fund has received a ruling to the effect that dividends paid by the Iowa Fund that are attributable to interest paid on obligations issued by the State of Iowa, its political subdivisions, agencies and instrumentalities, the interest on which is exempt under Iowa statute, and on obligations of U. S. territories and possessions will not be subject to the AMT that Iowa imposes on individuals and corporations.

         Wisconsin State Taxation. Wisconsin taxes long-term capital gains at the same rates as ordinary income, while imposing limitations on the deductibility of capital losses similar to those under federal law.

         Wisconsin imposes an alternative minimum tax on individuals, trusts and estates to the extent that such tax exceeds a taxpayer's regular tax liability. Wisconsin's AMT is based on federal alternative minimum taxable income, with certain adjustments. The Fund has received a ruling to the effect that dividends paid by the Wisconsin Fund that are attributable to interest paid on obligations issued by the State of Wisconsin or its agencies, the interest on which is exempt from Wisconsin personal income tax under Wisconsin statute, and on obligations of U. S. territories and possessions will not be subject to the Wisconsin AMT when received by shareholders subject to the Wisconsin personal income tax.

                             SPECIAL PURCHASE PLANS

         Automatic Investment Plan. As a convenience to investors, shares may be purchased through a preauthorized automatic investment plan. Such preauthorized investments (at least $100) may be used to purchase shares of any Fund at the public offering price next determined after such Fund receives the investment (normally the 20th of each month, or the next business day thereafter). Further information is available from the Underwriter.

         Combined Purchase Privilege. The following persons (or groups of persons) may qualify for reductions from the front end sales charge ("FESC") schedule for Class A shares set forth in each Fund's prospectus by combining purchases of any class of shares of any one or more of the Funds which bear a FESC (and, in certain circumstances, purchases of FESC shares of certain other open end investment companies) if the combined purchase of all such funds totals at least $50,000.

                  (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act;

                  (ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

                  (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust) created pursuant to a plan qualified under Section 401 of the Code;

                  (iv) tax-exempt organizations enumerated in Section 501(c)(3) of the Code;

                  (v) employee benefit plans of a single employer or of affiliated employers;

                  (vi) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

         Cumulative Quantity Discount (Right of Accumulation). A purchase of Class A shares may qualify for a Cumulative Quantity Discount. The applicable FESC will then be based on the total of:

                  (i) the investor's current purchase; and

                  (ii) the amount previously invested (valued at the time of investment) in shares of any class of one or more Voyageur Funds which has a FESC owned by the investor; and

                  (iii) the amount previously invested (valued at the time of investment) in shares of any classes of one or more Voyageur Funds which has a FESC owned by another shareholder eligible to participate with the investor in a "Combined Purchase Privilege" (see above).

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund whose shares are being purchased with sufficient information to verify that the purchase qualifies for the privilege or discount.

         Letter of Intention. Investors may also obtain the reduced front end sales charges shown in each Fund's prospectus by means of a written Letter of Intention, which expresses the investor's intention to invest not less than $50,000 (including certain "credits," as described below) within a period of 13 months in the Funds bearing a FESC. Each purchase of shares under a Letter of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. A Letter of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege described above may purchase shares under a single Letter of Intention.

         If, for example, on the date an investor signs a Letter of Intention to invest at least $50,000 as set forth above and the investor and the investor's spouse and children under twenty-one have previously invested $20,000 in shares which are still held by such persons, it will only be necessary to invest a total of $30,000 during the 13 months following the first date of purchase of such shares in order to qualify for the sales charges applicable to investments of $50,000.

         The Letter of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intention and qualifies for further reduced sales charges, the sales charges will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.

         Investors electing to take advantage of the Letter of Intention should carefully review the appropriate provisions on the authorization form attached to each Prospectus.

         Shares of other open end investment companies bearing a FESC will be included with Voyageur fund shares bearing a FESC in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention only if such shares are owned by customers of dealers that Voyageur or the Underwriter has engaged to provide administration or accounting services to Fund omnibus accounts in connection with the offering of the Funds as part of such other investment companies' family of funds. Additionally, the maximum reduction of the applicable Fund's FESC that may result from the inclusion of shares of such other investment companies in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention shall be a reduction to the front-end sales charge applicable to purchases of $500,000 but less than $1,000,000 (as set forth in the sales charge tables in the prospectus).


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the net asset value of Fund shares is summarized in the prospectus in "Determination of Net Asset Value." The public offering price of Class A shares is the net asset value of Fund shares plus the applicable front end sales charge, if any. The maximum front end sales charge is 3.90% of the net asset value (certain Funds have lower maximum sales charges). The public offering price of Class B and Class C shares is the net asset value of Fund shares.

         The portfolio securities in which each Fund invests fluctuate in value, and therefore, the net asset value per share of each Fund also fluctuates. As of December 31, 1996, the net asset value per share of each Fund which had commenced investment operations was calculated as follows:

Arizona Insured Tax Free Fund
      Class A     Net Assets ($209,258,103)             =        Net Asset Value Per Share ($11.06)
                  ------------------------------------
                  Shares Outstanding (18,923,862)

      Class B     Net Assets ($3,110,071)               =        Net Asset Value Per Share ($11.05)
                  ------------------------------------
                  Shares Outstanding (281,457)

      Class C     Net Assets ($554,189)                 =        Net Asset Value Per Share ($11.06)
                  -------------------------------------
                  Shares Outstanding (50,124)

Arizona Tax Free Fund
      Class A     Net Assets ($9,755,083)               =        Net Asset Value Per Share ($10.70)
                  ------------------------------------
                  Shares Outstanding (911,692)

      Class B     Net Assets ($3,490,651)               =        Net Asset Value Per Share ($10.69)
                  ------------------------------------
                  Shares Outstanding (326,539)

      Class C     Net Assets ($22,697)                  =        Net Asset Value Per Share ($10.71)
                  --------------------------------------
                  Shares Outstanding (2,120)

California Insured Tax Free Fund
      Class A     Net Assets ($30,551,302)              =        Net Asset Value Per Share ($10.50)
                  ------------------------------------
                  Shares Outstanding (2,909,650)

      Class B     Net Assets ($6,717,106)               =        Net Asset Value Per Share ($10.50)
                  ------------------------------------
                  Shares Outstanding (639,694)

      Class C     Net Assets ($54,786)                  =        Net Asset Value Per Share ($10.46)
                  --------------------------------------
                  Shares Outstanding (5,239)

California Tax Free Fund
      Class A     Net Assets ($1,218,159)               =        Net Asset Value Per Share ($10.43)
                  ------------------------------------
                  Shares Outstanding (116,808)

      Class B     Net Assets ($660,468)                 =        Net Asset Value Per Share ($10.44)
                  -------------------------------------
                  Shares Outstanding (63,260)

      Class C     Net Assets ($93,850)                  =        Net Asset Value Per Share ($10.42)
                  --------------------------------------
                  Shares Outstanding (9,003)
Colorado Tax Free Fund
      Class A     Net Assets ($358,328,150)             =        Net Asset Value Per Share ($10.78)
                  ------------------------------------
                  Shares Outstanding (33,238,520)

      Class B     Net Assets ($4,172,133)               =        Net Asset Value Per Share ($10.78)
                  ------------------------------------
                  Shares Outstanding (387,138)

      Class C     Net Assets ($1,522,353)               =        Net Asset Value Per Share ($10.78)
                  ------------------------------------
                  Shares Outstanding (141,218)

Florida Insured Tax Free Fund
      Class A     Net Assets ($192,170,842)             =        Net Asset Value Per Share ($10.71)
                  ------------------------------------
                  Shares Outstanding (17,937,779)

      Class B     Net Assets ($3,222,081)               =        Net Asset Value Per Share ($10.71)
                  ------------------------------------
                  Shares Outstanding (300,908)

Florida Limited Term Tax Free Fund
      Class A     Net Assets  ($3,158,899)              =        Net Asset Value Per Share ($10.43)
                  ------------------------------------
                  Shares Outstanding  (302,985)

      Class B     Net Assets ($1,042,061)               =        Net Asset Value Per Share ($10.42)
                  --------------------------------------
                  Shares Outstanding (99,966)

      Class C     Net Assets ($54,283)                  =        Net Asset Value Per Share ($10.42)
                  -------------------------------------- -
                  Shares Outstanding (5,209)

Florida Tax Free Fund
      Class A     Net Assets ($5,761,111)               =        Net Asset Value Per Share ($10.52)
                  ------------------------------------
                  Shares Outstanding (547,447)

      Class B     Net Assets ($1,634,750)               =        Net Asset Value Per Share ($10.53)
                  -------------------------------------
                  Shares Outstanding (155,265)

      Class C     Net Assets ($15,563)                  =        Net Asset Value Per Share ($10.52)
                  --------------------------------------
                  Shares Outstanding (1,479)

Idaho Tax Free Fund
      Class A     Net Assets ($27,683,985)              =        Net Asset Value Per Share ($10.91)
                  ------------------------------------
                  Shares Outstanding (2,538,218)

      Class B     Net Assets ($4,945,246)               =        Net Asset Value Per Share ($10.89)
                  ------------------------------------
                  Shares Outstanding (453,932)

      Class C     Net Assets ($821,981)                 =        Net Asset Value Per Share ($10.90)
                  -------------------------------------
                  Shares Outstanding (75,392)

Iowa Tax Free Fund
      Class A     Net Assets ($40,037,169)              =        Net Asset Value Per Share ($9.62)
                  ------------------------------------
                  Shares Outstanding (4,163,834)

      Class B     Net Assets ($1,645,131)               =        Net Asset Value Per Share ($9.61)
                  -------------------------------------
                  Shares Outstanding (171,173)

      Class C     Net Assets ($670,289)                 =        Net Asset Value Per Share ($9.61)
                  -------------------------------------
                  Shares Outstanding (69,744)

Kansas Tax Free Fund
      Class A     Net Assets  ($10,176,166)             =        Net Asset Value Per Share ($10.56)
                  -----------------------------------
                  Shares Outstanding (964,027)

      Class B     Net Assets ($2,401,734 )              =        Net Asset Value Per Share ($10.57)
                  --------------------------------------
                  Shares Outstanding (227,305)

      Class C     Net Assets ($90,350)                  =        Net Asset Value Per Share ($10.55)
                  --------------------------------------
                  Shares Outstanding (8,565)

Minnesota Insured Fund
      Class A     Net Assets ($304,876,891)             =        Net Asset Value Per Share ($10.60)
                  ------------------------------------
                  Shares Outstanding (28,772,685)

      Class B     Net Assets ($6,817,309)               =        Net Asset Value Per Share ($10.58)
                  ------------------------------------
                  Shares Outstanding (644,114)

      Class C     Net Assets ($3,126,091)               =        Net Asset Value Per Share ($10.60)
                  ------------------------------------
                  Shares Outstanding (295,018)

Minnesota Limited Term Tax Free Fund
      Class A     Net Assets ($66,024,295)              =        Net Asset Value Per Share ($10.99)
                  ------------------------------------
                  Shares Outstanding (6,010,087)

      Class B     Net Assets ($408,320)                 =        Net Asset Value Per Share ($10.99)
                  --------------------------------------
                  Shares Outstanding (37,154)

      Class C     Net Assets ($1,137,276)               =        Net Asset Value Per Share ($10.99)
                  --------------------------------------
                  Shares Outstanding (103,528)

Minnesota Tax Free Fund
      Class A     Net Assets ($428,379,970)             =        Net Asset Value Per Share ($12.40)
                  ------------------------------------
                  Shares Outstanding (34,538,091)

      Class B     Net Assets ($6,233,411)               =        Net Asset Value Per Share ($12.40)
                  --------------------------------------
                  Shares Outstanding (502,673)

      Class C     Net Assets ($3,082,795)               =        Net Asset Value Per Share ($12.41)
                  ------------------------------------
                  Shares Outstanding (248,473)

Missouri Insured Tax Free Fund
      Class A     Net Assets ($49,301,215)              =        Net Asset Value Per Share ($10.37)
                  ------------------------------------
                  Shares Outstanding (4,754,081)

      Class B     Net Assets ($10,432,486)              =        Net Asset Value Per Share ($10.37)
                  ------------------------------------
                  Shares Outstanding (1,006,301)

      Class C     Net Assets ($151,771)                 =        Net Asset Value Per Share ($10.37)
                  --------------------------------------
                  Shares Outstanding (14,630)

National Insured Tax Free Fund
      Class A     Net Assets ($30,160,053)              =        Net Asset Value Per Share ($10.38)
                  ------------------------------------
                  Shares Outstanding (2,904,199)

      Class B     Net Assets ($1,780,248)               =        Net Asset Value Per Share ($10.38)
                  ------------------------------------
                  Shares Outstanding (171,462)

      Class C     Net Assets ($89,957)                  =        Net Asset Value Per Share ($10.38)
                  --------------------------------------
                  Shares Outstanding (8,670)

National Limited Term Tax Free Fund
      Class A     Net Assets ($1,133,038)               =        Net Asset Value Per Share ($10.17)
                  ------------------------------------
                  Shares Outstanding (111,391)

      Class B     Net Assets ($51,387)                  =        Net Asset Value Per Share ($10.18)
                  --------------------------------------
                  Shares Outstanding (5,050)

National Tax Free Fund
      Class A     Net Assets ($3,203,314)               =        Net Asset Value Per Share ($10.33)
                  ------------------------------------
                  Shares Outstanding (310,159)

      Class B     Net Assets ($472,365)                 =        Net Asset Value Per Share ($10.33)
                  -----------------------------------
                  Shares Outstanding (45,714)

      Class C     Net Assets ($62,142)                  =        Net Asset Value Per Share ($10.33)
                  --------------------------------------
                  Shares Outstanding (6,014)

New Mexico Tax Free Fund
      Class A     Net Assets ($20,133,196)              =        Net Asset Value Per Share ($10.79)
                  ------------------------------------
                  Shares Outstanding (1,865,440)

      Class B     Net Assets ($794,330)                 =        Net Asset Value Per Share ($10.79)
                  -------------------------------------
                  Shares Outstanding (73,584)

      Class C     Net Assets ($341,228)                 =        Net Asset Value Per Share ($10.79)
                  -------------------------------------
                  Shares Outstanding (31,619)

New York Tax Free Fund
      Class A     Net Assets ($10,044,178)              =        Net Asset Value Per Share ($10.69)
                  ------------------------------------
                  Shares Outstanding (940,019)

      Class B     Net Assets ($254,408)                 =        Net Asset Value Per Share ($10.65)
                  -----------------------------------
                  Shares Outstanding (23,887)

      Class C     Net Assets ($52,815)                  =        Net Asset Value Per Share ($10.66)
                  --------------------------------------
                  Shares Outstanding (4,955)

North Dakota Tax Free Fund
      Class A     Net Assets ($33,713,299)              =        Net Asset Value Per Share ($10.88)
                  ------------------------------------
                  Shares Outstanding (3,099,514)

      Class B     Net Assets ($700,333)                 =        Net Asset Value Per Share ($10.88)
                  -------------------------------------
                  Shares Outstanding (64,382)

      Class C     Net Assets ($40,492)                  =        Net Asset Value Per Share ($10.87)
                  --------------------------------------
                  Shares Outstanding (3,726)

Oregon Insured Tax Free Fund
      Class A     Net Assets ($20,912,822)              =        Net Asset Value Per Share ($9.87)
                  ------------------------------------
                  Shares Outstanding (2,118,095)

      Class B     Net Assets  ($4,758,497)              =        Net Asset Value Per Share ($9.87)
                  ------------------------------------
                  Shares Outstanding (481,913)

      Class C     Net Assets ($359,820)                 =        Net Asset Value Per Share ($9.88)
                  -------------------------------------
                  Shares Outstanding (36,429)

Utah Tax Free Fund
      Class A     Net Assets ($3,860,621)               =        Net Asset Value Per Share ($10.84)
                  ------------------------------------
                  Shares Outstanding (356,303)

      Class B     Net Assets ($397,386)                 =        Net Asset Value Per Share ($10.83)
                  -------------------------------------
                  Shares Outstanding (36,679)

Washington Insured Tax Free Fund
      Class A     Net Assets ($2,382,304)               =        Net Asset Value Per Share ($10.30)
                  ------------------------------------
                  Shares Outstanding (231,187)

      Class B     Net Assets ($515,653)                 =        Net Asset Value Per Share ($10.31)
                  --------------------------------------
                  Shares Outstanding (50,013)

      Class C     Net Assets ($19,459)                  =        Net Asset Value Per Share ($10.30)
                  --------------------------------------
                  Shares Outstanding (1,890)

Wisconsin Tax Free Fund
      Class A     Net Assets ($28,292,440)              =        Net Asset Value Per Share ($9.64)
                  ------------------------------------
                  Shares Outstanding (2,936,014)

      Class B     Net Assets ($1,339,330)               =        Net Asset Value Per Share ($9.63)
                  -------------------------------------
                  Shares Outstanding (139,085)

      Class C     Net Assets ($554,860)                 =        Net Asset Value Per Share ($9.66)
                  --------------------------------------
                  Shares Outstanding (57,445)


                         CALCULATION OF PERFORMANCE DATA

      Advertisements and other sales literature for the Funds may refer to "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return." Yield, taxable equivalent yield, average annual total return and cumulative total return are calculated as follows. Performance data is provided for Class B or Class C shares to the extent such shares were outstanding during the periods indicated.

YIELD

      Yield is computed by dividing the net investment income per share deemed earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD  =   2 [ ( {a-b/cd} + 1 ){6th power} - 1 ]


           Where:   a = dividends and interest earned during the period;
                    b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                    d = the maximum offering price per share on the last day of the period.

       The yields for the Funds for the 30-day period ended December 31, 1996 are as set forth below:

                                                                                30-Day Yield
                                                                  -----------------------------------------
                                                                                             Absent
                                                                  Actual              Voluntary Fee Waivers
                                                                  ------              ---------------------
           Arizona Insured Tax Free Fund - Class A                 4.44%                      4.34%
           Arizona Insured Tax Free Fund - Class B                 3.86%                      3.77%
           Arizona Insured Tax Free Fund - Class C                 3.86%                      N/A
           Arizona Tax Free Fund - Class A                         5.28%                      4.68%
           Arizona Tax Free Fund - Class B                         4.73%                      4.03%
           Arizona Tax Free Fund - Class C                         4.72%                      4.10%
           California Insured Tax Free Fund - Class A              5.05%                      4.91%
           California Insured Tax Free Fund - Class B              4.83%                      4.41%
           California Insured Tax Free Fund - Class C              4.50%                      4.34%
           California Tax Free Fund - Class A                      6.47%                      5.72%
           California Tax Free Fund - Class B                      6.17%                      4.94%
           California Tax Free Fund - Class C                      5.97%                      4.95%
           Colorado Tax Free Fund - Class A                        5.16%                      5.06%
           Colorado Tax Free Fund - Class B                        4.48%                      4.43%
           Colorado Tax Free Fund - Class C                        4.48%                      N/A
           Florida Insured Tax Free Fund - Class A                 4.56%                      4.38%
           Florida Insured Tax Free Fund - Class B                 4.10%                      3.73%
           Florida Limited Term Tax Free Fund - Class A            6.05%                      5.58%
           Florida Limited Term Tax Free Fund - Class B            5.37%                      4.95%
           Florida Limited Term Tax Free Fund - Class C            5.27%                      4.92%
           Florida Tax Free Fund - Class A                         5.01%                      4.32%
           Florida Tax Free Fund - Class B                         4.80%                      3.80%
           Florida Tax Free Fund - Class C                         4.45%                      3.77%
           Idaho Tax Free Fund - Class A                           5.33%                      4.96%
           Idaho Tax Free Fund - Class B                           5.07%                      4.49%
           Idaho Tax Free Fund - Class C                           4.79%                      4.41%
           Iowa Tax Free Fund - Class A                            4.53%                      4.42%
           Iowa Tax Free Fund - Class B                            3.93%                      3.78%
           Iowa Tax Free Fund - Class C                            4.22%                      4.17%
           Kansas Tax Free Fund - Class A                          4.47%                      4.18%
           Kansas Tax Free Fund - Class B                          3.81%                      3.50%
           Kansas Tax Free Fund - Class C                          3.76%                      3.57%
           Minnesota Insured Tax Free Fund - Class A               4.47%                      N/A
           Minnesota Insured Tax Free Fund - Class B               3.90%                      3.81%
           Minnesota Insured Tax Free Fund - Class C               3.89%                      N/A
           Minnesota Limited Term Tax Free Fund - Class A          4.01%                      N/A
           Minnesota Limited Term Tax Free Fund - Class B          3.38%                      3.33%
           Minnesota Limited Term Tax Free Fund - Class C          3.38%                      N/A
           Minnesota Tax Free Fund - Class A                       4.80%                      N/A
           Minnesota Tax Free Fund - Class B                       4.38%                      4.24%
           Minnesota Tax Free Fund - Class C                       4.23%                      N/A
           Missouri Insured Tax Free Fund - Class A                4.95%                      4.71%
           Missouri Insured Tax Free Fund - Class B                4.46%                      4.09%
           Missouri Insured Tax Free Fund - Class C                4.22%                      4.09%
           National Insured Tax Free Fund - Class A                5.49%                      5.17%
           National Insured Tax Free Fund - Class B                5.19%                      4.64%
           National Insured Tax Free Fund - Class C                4.93%                      4.59%
           National Limited Term Tax Free Fund - Class A           4.85%                      4.17%
           National Limited Term Tax Free Fund - Class B           4.53%                      3.56%
           National Tax Free Fund - Class A                        5.45%                      4.75%
           National Tax Free Fund - Class B                        5.17%                      4.20%
           National Tax Free Fund - Class C                        4.92%                      4.20%
           New Mexico Tax Free Fund - Class A                      4.93%                      4.79%
           New Mexico Tax Free Fund - Class B                      4.31%                      4.15%
           New Mexico Tax Free Fund - Class C                      4.62%                      4.55%
           New York Tax Free Fund - Class A                        4.80%                      4.68%
           New York Tax Free Fund - Class B                        4.24%                      4.13%
           New York Tax Free Fund - Class C                        4.24%                      4.10%
           North Dakota Tax Free Fund - Class A                    4.79%                      4.64%
           North Dakota Tax Free Fund - Class B                    4.49%                      4.12%
           North Dakota Tax Free Fund - Class C                    4.53%                      N/A
           Oregon Insured Tax Free Fund - Class A                  4.65%                      4.37%
           Oregon Insured Tax Free Fund - Class B                  4.17%                      3.72%
           Oregon Insured Tax Free Fund - Class C                  3.94%                      3.73%
           Utah Tax Free Fund - Class A                            4.88%                      4.44%
           Utah Tax Free Fund - Class B                            4.20%                      3.78%
           Washington Insured Tax Free Fund - Class A              5.13%                      4.52%
           Washington Insured Tax Free Fund - Class B              4.49%                      3.84%
           Washington Insured Tax Free Fund - Class C              4.39%                      3.90%
           Wisconsin Tax Free Fund - Class A                       4.71%                      4.63%
           Wisconsin Tax Free Fund - Class B                       4.17%                      4.02%
           Wisconsin Tax Free Fund - Class C                       4.29%                      4.23%


TAXABLE EQUIVALENT YIELD

         Taxable equivalent yield is computed by dividing that portion of the yield of a Fund (as computed above) which is tax-exempt by one minus a stated marginal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

         The taxable equivalent yields for the Funds for the 30-day period ended December 31, 1996 are set forth below. These taxable equivalent yields are based on current Federal marginal income tax rates combined with state marginal income tax rates, if applicable. Each combined marginal rate assumes a single taxpayer and that state income taxes paid are fully deductible for purposes of computing federal taxable income. The combined marginal rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers. The highest state marginal tax rate was used for each Federal taxable income bracket. State marginal tax rates are those currently scheduled to be in effect for 1997. As of the date of this Statement of Additional Information, many state legislatures are in session and it is possible that tax rates in those states will be changed. If tax rates were lowered, this would have the effect of reducing the taxable equivalent yields shown below.

                                     ACTUAL
                                     ------

                                                                      ARIZONA(1)
                                                                      ----------
                                                    31.74%        34.59%      39.58%       42.98%
                                                    ------        ------      ------       ------
Arizona Insured Tax Free Fund - Class A              6.50%         6.79%       7.35%        7.79%
Arizona Insured Tax Free Fund - Class B              5.66%         5.90%       6.39%        6.77%
Arizona Insured Tax Free Fund - Class C              5.66%         5.90%       6.39%        6.77%
Arizona Tax Free Fund - Class A                      7.74%         8.07%       8.74%        9.26%
Arizona Tax Free Fund - Class B                      6.93%         7.23%       7.83%        8.30%
Arizona Tax Free Fund - Class C                      6.92%         7.22%       7.81%        8.28%

                                                                      CALIFORNIA(2)
                                                                      -------------
                                                    34.70%        37.42%      41.95%       45.22%
                                                    ------        ------      ------       ------
California Insured Tax Free Fund - Class A           7.73%         8.07%       8.70%        9.22%
California Insured Tax Free Fund - Class B           7.40%         7.72%       8.32%        8.82%
California Insured Tax Free Fund - Class C           6.89%         7.19%       7.75%        8.21%
California Tax Free Fund - Class A                   9.91%        10.34%      11.15%       11.81%
California Tax Free Fund - Class B                   9.45%         9.86%      10.63%       11.26%
California Tax Free Fund - Class C                   9.14%         9.54%      10.28%       10.90%

                                                                        COLORADO (3)
                                                                        ------------
                                                    31.60%        34.45%      39.20%       42.62%
                                                    ------        ------      ------       ------
Colorado Tax Free Fund - Class A                     7.54%         7.87%       8.49%        8.99%
Colorado Tax Free Fund - Class B                     6.55%         6.83%       7.37%        7.81%
Colorado Tax Free Fund - Class C                     6.55%         6.83%       7.37%        7.81%

                                                                          FLORIDA
                                                                          -------
                                                       28%           31%         36%        39.6%
                                                       ---           ---         ---        -----
Florida Insured Tax Free Fund - Class A              6.33%         6.61%       7.13%        7.55%
Florida Insured Tax Free Fund - Class B              5.69%         5.94%       6.41%        6.79%
Florida Limited Term Tax Free Fund - Class A         8.40%         8.77%       9.45%       10.02%
Florida Limited Term Tax Free Fund - Class B         7.46%         7.78%       8.39%        8.89%
Florida Limited Term Tax Free Fund - Class C         7.32%         7.64%       8.23%        8.73%
Florida Tax Free Fund - Class A                      6.96%         7.26%       7.83%        8.29%
Florida Tax Free Fund - Class B                      6.67%         6.96%       7.50%        7.95%
Florida Tax Free Fund - Class C                      6.18%         6.45%       6.95%        7.37%

                                                                         IDAHO(4)
                                                                         --------
                                                    33.90%        36.66%      41.25%       44.55%
                                                    ------        ------      ------       ------
Idaho Tax Free Fund - Class A                        8.06%         8.41%       9.07%        9.61%
Idaho Tax Free Fund - Class B                        7.67%         8.00%       8.63%        9.14%
Idaho Tax Free Fund - Class C                        7.25%         7.56%       8.15%        8.64%

                                                                         IOWA (5)
                                                                         --------
                                                    33.32%        35.90%      40.24%       43.39%
                                                    ------        ------      ------       ------
Iowa Tax Free Fund - Class A                         6.79%         7.07%       7.58%        8.00%
Iowa Tax Free Fund - Class B                         5.89%         6.13%       6.58%        6.94%
Iowa Tax Free Fund - Class C                         6.33%         6.58%       7.06%        7.45%

                                                                        KANSAS (6)
                                                                        ----------
                                                    33.58%        36.35%      40.96%       44.28%
                                                    ------        ------      ------       ------
Kansas Tax Free Fund - Class A                       6.73%         7.02%       7.57%        8.02%
Kansas Tax Free Fund - Class B                       5.74%         5.99%       6.45%        6.84%
Kansas Tax Free Fund - Class C                       5.66%         5.91%       6.37%        6.75%

                                                                      MINNESOTA (7)
                                                                      -------------
                                                    34.12%        36.87%      41.44%       44.73%
                                                    ------        ------      ------       ------
Minnesota Insured Fund - Class A                     6.79%         7.08%       7.63%        8.09%
Minnesota Insured Fund - Class B                     5.92%         6.18%       6.66%        7.06%
Minnesota Insured Fund - Class C                     5.90%         6.16%       6.64%        7.04%
Minnesota Limited Term Tax Free Fund - Class A       6.09%         6.35%       6.85%        7.26%
Minnesota Limited Term Tax Free Fund - Class B       5.13%         5.35%       5.77%        6.12%
Minnesota Limited Term Tax Free Fund - Class C       5.13%         5.35%       5.77%        6.12%
Minnesota Tax Free Fund - Class A                    7.29%         7.60%       8.20%        8.69%
Minnesota Tax Free Fund - Class B                    6.65%         6.94%       7.48%        7.93%
Minnesota Tax Free Fund - Class C                    6.42%         6.70%       7.22%        7.65%

                                                                       MISSOURI(8)
                                                                       -----------
                                                    31.16%        33.91%      38.51%       41.84%
                                                    ------        ------      ------       ------
Missouri Insured Tax Free Fund - Class A             7.19%         7.49%       8.05%        8.51%
Missouri Insured Tax Free Fund - Class B             6.48%         6.75%       7.25%        7.67%
Missouri Insured Tax Free Fund - Class C             6.13%         6.39%       6.86%        7.26%

                                                                       NEW MEXICO(9)
                                                                       -------------
                                                    33.69%        36.87%      41.44%       44.73%
                                                    ------        ------      ------       ------
New Mexico Tax Free Fund - Class A                   7.48%         7.81%       8.42%        8.92%
New Mexico Tax Free Fund - Class B                   6.54%         6.83%       7.36%        7.80%
New Mexico Tax Free Fund - Class C                   7.01%         7.32%       7.89%        8.36%

                                                                       NEW YORK(10)
                                                                       ------------
                                                    33.13%        35.92%      40.56%       43.90%
                                                    ------        ------      ------       ------
New York Tax Free Fund - Class A                     7.18%         7.49%       8.08%        8.56%
New York Tax Free Fund - Class B                     6.34%         6.62%       7.13%        7.56%
New York Tax Free Fund - Class C                     6.34%         6.62%       7.13%        7.56%

                                                                      NORTH DAKOTA(11)
                                                                      ----------------
                                                    30.72%        33.87%      39.07%       42.77%
                                                    ------        ------      ------       ------
North Dakota Tax Free Fund - Class A                 6.91%         7.24%       7.86%        8.37%
North Dakota Tax Free Fund - Class B                 6.48%         6.79%       7.37%        7.85%
North Dakota Tax Free Fund - Class C                 6.54%         6.85%       7.43%        7.92%

                                                                        OREGON(12)
                                                                        ----------
                                                    34.48%        37.21%      41.76%       45.04%
                                                    ------        ------      ------       ------
Oregon Insured Tax Free Fund - Class A               7.10%         7.41%       7.98%        8.46%
Oregon Insured Tax Free Fund - Class B               6.36%         6.64%       7.16%        7.59%
Oregon Insured Tax Free Fund - Class C               6.01%         6.27%       6.77%        7.17%

                                                                          UTAH(13)
                                                                         --------
                                                    32.38%        35.13%      39.72%       43.04%
                                                    ------        ------      ------       ------
Utah Tax Free Fund - Class A                         7.22%         7.52%       8.10%        8.57%
Utah Tax Free Fund - Class B                         6.21%         6.47%       6.97%        7.37%

                                                                          WASHINGTON
                                                                          ----------
                                                       28%           31%         36%        39.6%
                                                       ---           ---         ---        -----
Washington Insured Tax Free Fund - Class A           7.13%         7.43%       8.02%        8.49%
Washington Insured Tax Free Fund - Class B           6.24%         6.51%       7.02%        7.43%
Washington Insured Tax Free Fund - Class C           6.10%         6.36%       6.86%        7.27%

                                                                        WISCONSIN(14)
                                                                        -------------
                                                    32.99%        35.78%      40.44%       43.79%
                                                    ------        ------      ------       ------
Wisconsin Tax Free Fund - Class A                    7.03%         7.33%       7.91%        8.38%
Wisconsin Tax Free Fund - Class B                    6.22%         6.49%       7.00%        7.42%
Wisconsin Tax Free Fund - Class C                    6.40%         6.68%       7.20%        7.63%

                                                                            NATIONAL
                                                                            --------
                                                       28%           31%         36%        39.6%
                                                       ---           ---         ---        -----
National Insured Tax Free Fund - Class A             7.63%         7.96%       8.58%        9.09%
National Insured Tax Free Fund - Class B             7.21%         7.52%       8.11%        8.59%
National Insured Tax Free Fund - Class C             6.85%         7.14%       7.70%        8.16%
National Limited Term Tax Free Fund - Class A        6.74%         7.03%       7.58%        8.03%
National Limited Term Tax Free Fund - Class B        6.29%         6.57%       7.08%        7.50%
National Tax Free Fund - Class A                     7.57%         7.90%       8.52%        9.02%
National Tax Free Fund - Class B                     7.18%         7.49%       8.08%        8.56%
National Tax Free Fund - Class C                     6.83%         7.13%       7.69%        8.15%

                          ABSENT VOLUNTARY FEE WAIVERS
                          ----------------------------

                                                                       ARIZONA(1)
                                                                       ----------
                                                    31.74%       34.59%       39.58%       42.98%
                                                    ------       ------       ------       ------
Arizona Insured Tax Free Fund - Class A              6.36%        6.63%        7.18%        7.61%
Arizona Insured Tax Free Fund - Class B              5.52%        5.76%        6.24%        6.61%
Arizona Insured Tax Free Fund - Class C              5.66%        5.90%        6.39%        6.77%
Arizona Tax Free Fund - Class A                      6.86%        7.15%        7.75%        8.21%
Arizona Tax Free Fund - Class B                      5.90%        6.16%        6.67%        7.07%
Arizona Tax Free Fund - Class C                      6.01%        6.27%        6.79%        7.19%

                                                                     CALIFORNIA(2)
                                                                     -------------
                                                    34.70%       37.42%        41.95%      45.22%
                                                    ------       ------        ------      ------
California Insured Tax Free Fund - Class A           7.52%        7.85%         8.46%       8.96%
California Insured Tax Free Fund - Class B           6.75%        7.05%         7.60%       8.05%
California Insured Tax Free Fund - Class C           6.65%        6.93%         7.48%       7.92%
California Tax Free Fund - Class A                   8.76%        9.14%         9.85%      10.44%
California Tax Free Fund - Class B                   7.56%        7.89%         8.51%       9.02%
California Tax Free Fund - Class C                   7.58%        7.91%         8.53%       9.04%

                                                                       COLORADO (3)
                                                                       ------------
                                                    31.60%       34.45%        39.20%      42.62%
                                                    ------       ------        ------      ------
Colorado Tax Free Fund - Class A                     7.40%        7.72%         8.32%       8.82%
Colorado Tax Free Fund - Class B                     6.48%        6.76%         7.29%       7.72%
Colorado Tax Free Fund - Class C                     6.55%        6.83%         7.37%       7.81%

                                                                          FLORIDA
                                                                          -------
                                                       28%          31%           36%       39.6%
                                                       ---          ---           ---       -----
Florida Insured Tax Free Fund - Class A              6.08%        6.35%         6.84%       7.25%
Florida Insured Tax Free Fund - Class B              5.18%        5.41%         5.83%       6.18%
Florida Limited Term Tax Free Fund - Class A         7.75%        8.09%         8.72%       9.24%
Florida Limited Term Tax Free Fund - Class B         6.88%        7.17%         7.73%       8.20%
Florida Limited Term Tax Free Fund - Class C         6.83%        7.13%         7.69%       8.15%
Florida Tax Free Fund - Class A                      6.00%        6.26%         6.75%       7.15%
Florida Tax Free Fund - Class B                      5.28%        5.51%         5.94%       6.29%
Florida Tax Free Fund - Class C                      5.24%        5.46%         5.89%       6.24%

                                                                         IDAHO (4)
                                                                         ---------
                                                    33.90%       36.66%        41.25%      44.55%
                                                    ------       ------        ------      ------
Idaho Tax Free Fund - Class A                        7.50%        7.83%         8.44%       8.95%
Idaho Tax Free Fund - Class B                        6.79%        7.09%         7.64%       8.10%
Idaho Tax Free Fund - Class C                        6.67%        6.96%         7.51%       7.95%

                                                                           IOWA(5)
                                                                           -------
                                                    33.32%       35.90%        40.24%      43.39%
                                                    ------       ------        ------      ------
Iowa Tax Free Fund - Class A                         6.63%        6.90%         7.40%       7.81%
Iowa Tax Free Fund - Class B                         5.67%        5.90%         6.33%       6.68%
Iowa Tax Free Fund - Class C                         6.25%        6.51%         6.98%       7.37%

                                                                         KANSAS (6)
                                                                         ----------
                                                    33.58%       36.35%        40.96%      44.28%
                                                    ------       ------        ------      ------
Kansas Tax Free Fund - Class A                       6.29%        6.57%         7.08%       7.50%
Kansas Tax Free Fund - Class B                       5.27%        5.50%         5.93%       6.28%
Kansas Tax Free Fund - Class C                       5.37%        5.61%         6.05%       6.41%

                                                                        MINNESOTA (7)
                                                                        -------------
                                                    34.12%       36.87%        41.44%      44.73%
                                                    ------       ------        ------      ------
Minnesota Insured Fund - Class A                     6.79%        7.08%         7.63%       8.09%
Minnesota Insured Fund - Class B                     5.78%        6.03%         6.51%       6.89%
Minnesota Insured Fund - Class C                     5.90%        6.16%         6.64%       7.04%
Minnesota Limited Term Tax Free Fund - Class A       6.09%        6.35%         6.85%       7.26%
Minnesota Limited Term Tax Free Fund - Class B       5.05%        5.27%         5.69%       6.03%
Minnesota Limited Term Tax Free Fund - Class C       5.13%        5.35%         5.77%       6.12%
Minnesota Tax Free Fund - Class A                    7.29%        7.60%         8.20%       8.69%
Minnesota Tax Free Fund - Class B                    6.44%        6.72%         7.24%       7.67%
Minnesota Tax Free Fund - Class C                    6.42%        6.70%         7.22%       7.65%

                                                                        MISSOURI(8)
                                                                        -----------
                                                    31.16%        33.91        38.51%      41.84%
                                                    ------        -----        ------      ------
Missouri Insured Tax Free Fund - Class A             6.84%        7.13%         7.66%       8.10%
Missouri Insured Tax Free Fund - Class B             5.94%        6.19%         6.65%       7.03%
Missouri Insured Tax Free Fund - Class C             5.94%        6.19%         6.65%       7.03%

                                                                        NEW MEXICO(9)
                                                                        -------------
                                                    33.69%       36.87%        41.44%      44.73%
                                                    ------       ------        ------      ------
New Mexico Tax Free Fund - Class A                   7.27%        7.59%         8.18%       8.67%
New Mexico Tax Free Fund - Class B                   6.30%        6.57%         7.09%       7.51%
New Mexico Tax Free Fund - Class C                   6.91%        7.21%         7.77%       8.23%

                                                                        NEW YORK(10)
                                                                        ------------
                                                    33.13%       35.92%        40.56%      43.90%
                                                    ------       ------        ------      ------
New York Tax Free Fund - Class A                     7.00%        7.30%         7.87%       8.34%
New York Tax Free Fund - Class B                     6.18%        6.44%         6.95%       7.36%
New York Tax Free Fund - Class C                     6.13%        6.40%         6.90%       7.31%

                                                                       NORTH DAKOTA(11)
                                                                       ----------------
                                                    30.72%       33.87%        39.07%      42.77%
                                                    ------       ------        ------      ------
North Dakota Tax Free Fund - Class A                 6.70%        7.02%         7.62%       8.11%
North Dakota Tax Free Fund - Class B                 5.95%        6.23%         6.76%       7.20%
North Dakota Tax Free Fund - Class C                 6.54%        6.85%         7.43%       7.92%

                                                                          OREGON(12)
                                                                          ----------
                                                    34.48%       37.21%        41.76%      45.04%
                                                    ------       ------        ------      ------
Oregon Insured Tax Free Fund - Class A               6.67%        6.96%         7.50%       7.95%
Oregon Insured Tax Free Fund - Class B               5.68%        5.92%         6.39%       6.77%
Oregon Insured Tax Free Fund - Class C               5.69%        5.94%         6.40%       6.79%

                                                                           UTAH(13)
                                                                           --------
                                                    32.38%       35.13%        39.72%      43.04%
                                                    ------       ------        ------      ------
Utah Tax Free Fund - Class A                         6.57%        6.84%         7.37%       7.79%
Utah Tax Free Fund - Class B                         5.59%        5.83%         6.27%       6.64%

                                                                          WASHINGTON
                                                                          ----------
                                                       28%          31%           36%       39.6%
                                                       ---          ---           ---       -----
Washington Insured Tax Free Fund - Class A           6.28%        6.55%         7.06%       7.48%
Washington Insured Tax Free Fund - Class B           5.33%        5.57%         6.00%       6.36%
Washington Insured Tax Free Fund - Class C           5.42%        5.65%         6.09%       6.46%

                                                                        WISCONSIN(14)
                                                                        -------------
                                                    32.99%       35.78%        40.44%      43.79%
                                                    ------       ------        ------      ------
Wisconsin Tax Free Fund - Class A                    6.91%        7.21%         7.77%       8.54%
Wisconsin Tax Free Fund - Class B                    6.00%        6.26%         6.75%       7.15%
Wisconsin Tax Free Fund - Class C                    6.31%        6.59%         7.10%       7.52%

                                                                           NATIONAL
                                                                           --------
                                                       28%          31%           36%       39.6%
                                                       ---          ---           ---       -----
National Insured Tax Free Fund - Class A             7.18%        7.49%         8.08%       8.56%
National Insured Tax Free Fund - Class B             6.44%        6.72%         7.25%       7.68%
National Insured Tax Free Fund - Class C             6.38%        6.65%         7.17%       7.60%
National Limited Term Tax Free Fund - Class A        5.79%        6.04%         6.52%       6.90%
National Limited Term Tax Free Fund - Class B        4.94%        5.16%         5.56%       5.89%
National Tax Free Fund - Class A                     6.60%        6.88%         7.42%       7.86%
National Tax Free Fund - Class B                     5.83%        6.09%         6.56%       6.95%
National Tax Free Fund - Class C                     5.83%        6.09%         6.56%       6.95%


(1) The four combined rates listed above assume, respectively, that the taxpayer is subject to (a) a 5.2% Arizona marginal rate and a 26.54% federal marginal rate, (b) a 5.2% Arizona marginal rate and a 29.39% federal marginal rate, (c) a 5.6% Arizona marginal rate and a 33.98% federal marginal rate, and (d) a 5.6%Arizona marginal rate and a 37.38% federal marginal rate.

(2) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 9.3% California marginal rate and (a) a 25.4% federal marginal rate, (b) a 28.12% federal marginal rate, (c) a 32.65% federal marginal rate, and (d) a 35.92% federal marginal rate.

(3) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 5% Colorado rate and (a) a 26.6% federal marginal rate, (b) a 29.45% federal marginal rate, (c) a 34.20% federal marginal rate, and (d) 37.62% federal marginal rate.

(4) The four combined rates listed above assume, respectively, that the taxpayer is subject to an 8.20% Idaho tax rate and (a) a 25.70% federal marginal rate, (b) a 28.46% federal marginal rate, (c) a 33.05% federal marginal rate, and (d) a 36.35% federal marginal rate.

(5) The four combined rates listed above assume, respectively, that the taxpayer is subject to (a) a 7.39% Iowa marginal rate and a 25.93% federal marginal rate, (b) a 7.11% Iowa marginal rate and a 28.8% federal marginal rate, (c) a 6.63% Iowa marginal rate and a 33.61% federal marginal rate, and (d) a 6.28% Iowa marginal rate and a 37.11% federal marginal rate.

(6) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 7.75 Kansas marginal rate and (a) a 25.83% federal marginal rate, (b)a 28.60% federal marginal rate, (c) a 33.21% federal marginal rate, and (d) a 36.53% federal marginal rate.

(7) The four combined rates listed above assume, respectively, that the taxpayer is subject to an 8.5% Minnesota marginal rate and (a) a 25.62% federal marginal rate, (b) a 28.37% federal marginal rate, (c) a 32.94% federal marginal rate, and (d) a 36.23% federal marginal rate.

(8) The four combined rates listed above assume that the taxpayer is subject to (a) a 4.39% Missouri marginal rate and a 26.77% federal marginal rate,
       (b) a 4.22% Missouri marginal rate and a 29.69% federal marginal rate,
       (c) a 3.92% Missouri marginal rate and a 34.59% federal marginal rate, and (d) a 3.71% Missouri marginal rate and a 38.13% federal marginal rate.

(9) The four combined rates listed above assume, respectively, that the taxpayer is subject to (a) a 7.9% New Mexico marginal rate and a 25.79% federal marginal rate, (b) a 8.5% New Mexico marginal rate and a 28.37% federal marginal rate, (c) a 8.5% New Mexico marginal rate and a 32.94% federal marginal rate, and (d) a 8.5% New Mexico marginal rate and a 36.23% federal marginal rate.

(10) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 7.125% New York maginal rate and (a) a 26.00% federal marginal rate, (b) a 28.79% federal marginal rate, (c) a 33.43% federal marginal rate and (d) a 36.77% federal marginal rate.

(11) The four combined rates listed above assume that the taxpayer is subject to (a) 26.94%, (b) 29.71%, (c) 34.27%% and (d) 37.52% federal marginal rates and elects to determine his or her North Dakota income tax liability as an amount equal to 14% of his or her adjusted federal income tax liability.

(12) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 9% Oregon tax rate and (a) a 25.48% federal marginal rate, (b) a 28.21% federal marginal rate, (c) a 32.76% federal marginal rate, and (d) a 36.04% federal marginal rate.

(13) The four combined rates listed above assume, respectively, that the taxpayer is subject to (a) a 6.08% Utah marginal rate and a 26.30% federal marginal rate, (b) a 5.98% Utah marginal rate and a 29.15% federal marginal rate, (c) a 5.81% Utah marginal rate and a 33.91% federal marginal rate, and (d) a 5.69% Utah marginal rate and a 37.35% federal marginal rate.

(14) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 6.93% Wisconsin marginal rate and (a) a 26.06% federal marginal rate, (b) a 28.85% federal marginal rate, (c) a 33.51% federal marginal rate, and (d) a 36.86% federal marginal rate.

AVERAGE ANNUAL TOTAL RETURN

         Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                           P [( 1 + T )nth power] = ERV

              Where:       P  =     a hypothetical initial payment of $1,000;
                           T  =     average annual total return;
                           n  =     number of years; and

                         ERV  =     ending redeemable value at the end of the
                                    period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

         The following table sets forth the average annual total return for each Fund for the periods indicated and ended December 31, 1996:

                                                                  Average Annual Total Return
                                                                  ---------------------------
                                                                                      Absent Voluntary
                                                         Actual                          Fee Waivers
                                              -----------------------------      ------------------------------
                                                                   Since                               Since
                                              1 Year    5 Year    Inception      1 Year   5 Year      Inception
                                              ------    ------    ---------      ------   ------      ---------
Arizona Insured Tax Free Fund
   Class A  (Inception 4/1/91)                  0.19%    6.44%        7.34%        0.06%    6.09%         6.80%
   Class B (Inception 3/10/95)                  3.32%       **        7.49%        3.20%       **         7.30%
   Class C  (Inception 5/26/94)                 3.18%       **        6.69%            +       **         6.57%
Arizona Tax Free Fund
   Class A (Inception 3/2/95)                   1.53%       **        7.90%        0.73%       **         7.07%
   Class B (Inception 6/29/95)                  4.84%       **        8.39%        3.89%       **         7.35%
   Class C (Inception 5/13/95)                  4.70%       **        8.64%        3.87%       **         7.84%
California Tax Free Fund
   Class A (Inception 3/2/95)                   0.30%       **        6.52%       -0.68%       **         5.59%
   Class B (Inception 8/23/95)                  3.77%       **        9.85%        2.14%       **         8.22%
   Class C (Inception 4/9/96)                      **       **        7.58%           **       **         6.61%
California Insured Tax Free Fund
   Class A (Inception 10/15/92)                -0.26%       **        5.94%       -0.45%       **         5.24%
   Class B (Inception 3/1/94)                   3.22%       **        4.40%        2.65%       **         3.52%
   Class C (Inception 4/12/95)                  2.47%       **        5.92%        2.26%       **         5.68%
Colorado Tax Free Fund
   Class A  (Inception 4/23/87)                 0.18%    6.60%        7.74%        0.04%    6.54%         7.70%
   Class B (Inception 3/22/95)                  3.25%       **        7.34%        3.18%       **         7.20%
   Class C  (Inception 5/6/94)                  3.17%       **        6.62%            +       **         6.62%
Florida Tax Free Fund
   Class A (Inception 3/2/95)                  -0.15%       **        6.53%       -1.06%       **         5.54%
   Class B (Inception 9/15/95)                  3.51%       **        6.70%        2.17%       **         5.26%
   Class C (Inception 4/22/95)                  2.97%       **        6.97%        2.21%       **         6.12%
Florida Limited Term Tax Free Fund
   Class A (Inception 5/1/94)                   0.50%       **        5.00%       -0.11%       **         4.28%
   Class B (Inception 9/15/95)                  2.57%       **        2.86%        2.02%       **         2.33%
   Class C (Inception 3/23/95)                  2.37%       **        5.77%        1.91%       **         5.33%
Florida Insured Tax Free Fund
   Class A (Inception  1/1/92)                 -0.96%       **        6.58%       -0.21%       **         6.04%
   Class B (Inception 3/11/94)                  2.40%       **        5.21%        1.91%       **         4.44%
Idaho Tax Free Fund
   Class A (Inception 1/4/95)                   0.44%       **        8.65%       -0.07%       **         7.79%
   Class B (Inception 3/16/95)                  3.75%       **        7.54%        2.96%       **         7.63%
   Class C (Inception 1/11/95)                  3.48%       **        9.60%        2.97%       **         8.79%
Iowa Tax Free Fund
   Class A (Inception 9/1/93)                  -1.29%       **        2.69%       -1.43%       **         2.05%
   Class B (Inception 3/24/95)                  1.76%       **        6.88%        1.55%       **         6.57%
   Class C (Inception 1/14/95)                  1.56%       **       10.27%        1.49%       **        10.16%
Kansas Tax Free Fund
   Class A (Inception 11/30/92)                -0.45%       **        6.02%       -0.82%       **         5.06%
   Class B (Inception 4/8/95)                   2.69%       **        6.57%        2.29%       **         5.94%
   Class C (Inception 4/12/95)                  2.52%       **        6.24%        2.29%       **         5.82%
Minnesota Limited Term Tax Free Fund
   Class A (Inception 10/27/85)                 0.61%    4.72%       5.44%#            +    4.73%         5.45%
   Class B (Inception 8/15/95)                  2.74%       **        4.37%        2.66%       **         4.24%
   Class C (Inception 5/4/94)                   2.69%       **        4.73%            +       **         4.72%
Minnesota Tax Free Fund
   Class A (Inception 2/27/84)                 -0.54%    5.80%       6.72%#            +        +         6.72%
   Class B (Inception 3/11/95)                  2.83%       **        7.00%        2.64%       **         6.78%
   Class C (Inception 5/4/94)                   2.64%       **        6.04%            +       **             +
Minnesota Insured Fund
   Class A (Inception 5/1/87)                  -0.14%    5.95%        7.12%            +    5.69%         6.81%
   Class B (Inception 3/7/95)                   3.03%       **        6.88%        2.90%       **         6.66%
   Class C (Inception 5/4/94)                   2.98%       **        5.84%            +       **         5.74%
Missouri Insured Tax Free Fund
   Class A (Inception 11/2/92)                 -0.47%       **        5.61%       -0.77%       **         4.88%
   Class B (Inception 3/12/94)                  2.93%       **        5.08%        2.42%       **         4.15%
   Class C (Inception 11/11/95)                 2.48%       **        4.13%        2.31%       **         3.93%
National Tax Free Fund
   Class A (Inception 9/8/95)                   0.47%       **        6.07%       -0.46%       **         5.08%
   Class B (Inception 9/15/95)                  3.83%       **        7.97%        2.54%       **         6.64%
   Class C (Inception 9/12/95)                  3.51%       **        8.46%        2.55%       **         7.44%
National Insured Tax Free Fund
   Class A (Inception 1/10/92)                 -1.15%       **        5.88%       -1.58%       **         4.83%
   Class B (Inception 5/26/94)                  2.24%       **        7.14%        1.50%       **         6.06%
   Class C (Inception 10/20/95)                 2.02%       **        4.39%        1.56%       **         3.86%
National Limited Term Tax Free Fund
   Class A (Inception 9/7/95)                   1.98%       **        3.97%        1.03%       **         3.02%
   Class B (inception 3/7/96)                      **       **        3.19%           **       **         2.19%
New Mexico Tax Free Fund
   Class A (Inception 10/5/92)                  0.23%       **        6.36%        0.04%       **         5.72%
   Class B (Inception 3/3/94)                   3.39%       **        4.91%        3.17%       **         4.40%
   Class C (Inception 5//96)                       **       **        6.30%           **       **         6.24%
New York Tax Free Fund
   Class A (Inception 11/6/87)                 -1.40%    5.33%        7.11%       -1.49%    5.04%         6.63%
   Class B (Inception 11/14/94)                 1.43%       **        6.31%        1.16%       **         5.91%
   Class C (Inception 4/26/95)                  1.43%       **        3.98%        1.21%       **         3.36%
North Dakota Tax Free Fund
   Class A (Inception 4/1/91)                  -0.01%    6.30%        7.09%       -0.21%    5.00%         6.51%
   Class B (Inception 5/10/94)                  3.39%       **        7.55%        2.90%       **         6.90%
   Class C (Inception 7/29/95)                  2.81%       **        6.53%            +       **         6.52%
Oregon Insured Tax Free Fund
   Class A (Inception 8/1/93)                  -0.72%       **        3.70%       -1.08%       **         2.87%
   Class B (Inception 3/12/94)                  2.61%       **        4.77%        2.01%       **         3.81%
   Class C (Inception 7/7/95)                   2.38%       **        5.87%        2.10%       **         5.53%
Utah Tax Free Fund
   Class A (Inception 10/5/92)                 -0.52%       **        6.82%       -1.08%       **         5.87%
   Class B (Inception 5/27/95)                  2.47%       **        5.66%        1.91%       **         4.97%
Washington Insured Tax Free Fund
   Class A (Inception 8/1/93)                   0.08%       **        5.47%       -0.73%       **         4.40%
   Class B (Inception 10/24/95)                 3.32%       **        5.62%        2.45%       **         4.69%
   Class C (Inception 4/21/95)                  3.12%       **        6.61%        2.47%       **         5.85%
Wisconsin Tax Free Fund
   Class A (Inception 9/1/93)                  -0.40%       **        2.83%       -0.51%       **         2.20%
   Class B (Inception 4/22/95)                  2.84%       **        5.84%        2.64%       **         5.57%
   Class C (Inception 3/28/95)                  2.74%       **        6.09%        2.65%       **         6.01%


   **  Not in existence for the period.
   +    There were no voluntary fee waivers during the period.
   #    Return is for the 10 year period ended December 31, 1996.

CUMULATIVE TOTAL RETURN

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                    CTR =   [ {ERV-P} / P ] 100



Where:              CTR  =   Cumulative total return;
                    ERV  =   ending redeemable value at the end of the period of
                             a hypothetical $1,000 payment made at the beginning
                             of such period; and
                      P  =   initial payment of $1,000.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

          The following table sets forth the cumulative total return for shares of each Fund for the period from inception to December 31, 1996:

                                                            Cumulative Total Return Since Inception
                                                            ---------------------------------------
                                                                                       Absent Voluntary
                                                            Actual                        Fee Waivers
                                                            ------                     ----------------
Arizona Tax Free Fund
   Class A (Inception 3/2/95)                               14.99%                           13.36%
   Class B (Inception 6/29/95)                              12.96%                           11.31%
   Class C (Inception 5/13/95)                              14.56%                           13.17%
Arizona Insured Tax Free Fund
   Class A (Inception 4/1/91)                               50.33%                           46.03%
   Class B (Inception 3/10/95)                              14.03%                           13.61%
   Class C (Inception 5/26/94)                              18.39%                           18.03%
California Tax Free Fund
   Class A (Inception 3/2/95)                               12.30%                           10.49%
   Class B (Inception 8/23/95)                              13.65%                           11.33%
   Class C (Inception 4/9/96)                                7.58%                            6.61%
California Insured Tax Free Fund
   Class A (Inception 10/15/92)                             27.53%                           23.99%
   Class B (Inception 3/1/94)                               13.00%                           10.38%
   Class C (Inception 4/12/95)                              10.43%                            9.99%
Colorado Tax Free Fund
   Class A (Inception 4/23/87)                             106.03%                          105.31%
   Class B (Inception 3/22/95)                              13.46%                           13.17%
   Class C (Inception 5/6/94)                               18.61%                           18.60%
Florida Tax Free Fund
   Class A (Inception 3/2/95)                               12.33%                           10.41%
   Class B (Inception 9/15/95)                               8.79%                            6.87%
   Class C (Inception 4/22/95)                              12.12%                           10.60%
Florida Insured Tax Free Fund
   Class A (Inception 1/1/92)                               37.55%                           34.07%
   Class B (Inception 3/1/94)                               15.35%                           13.09%
Florida Limited Term Tax Free Fund
   Class A (Inception 5/1/94)                               13.92%                           11.85%
   Class B (Inception 9/15/95)                               3.73%                            3.02%
   Class C (Inception 3/23/95)                              10.50%                            9.68%
Idaho Tax Free Fund
   Class A (Inception 1/4/95)                               18.00%                           16.14%
   Class B (Inception 3/16/95)                              13.97%                           12.03%
   Class C (Inception 1/11/95)                              19.85%                           18.10%
Iowa Tax Free Fund
   Class A (Inception 9/1/93)                                9.25%                            7.01%
   Class B (Inception 3/24/95)                              12.57%                           11.96%
   Class C (Inception 1/4/95)                               21.52%                           21.26%
Kansas Tax Free Fund
   Class A (Inception 11/30/92)                             26.99%                           22.38%
   Class B (Inception 4/8/95)                               11.69%                           10.53%
   Class C (Inception 4/12/95)                              11.02%                           10.24%
Minnesota Limited Term Tax Free Fund
   Class A (Inception 10/27/85)                             90.52%                           90.51%
   Class B (Inception 8/15/95)                               6.09%                            5.90%
   Class C (Inception 5/4/94)                               13.11%                           13.10%
Minnesota Insured Fund
   Class A (Inception 5/1/87)                               94.61%                           89.12%
   Class B (Inception 3/7/95)                               12.91%                           12.47%
   Class C ((Inception 5/4/94)                              16.33%                           16.04%
Minnesota Tax Free Fund
   Class A (Inception 2/27/84)                             192.23%                          191.91%
   Class B (Inception 3/11/95)                              13.06%                           12.61%
   Class C (Inception 5/4/94)                               16.91%                           16.91%
Missouri Insured Tax Free Fund
   Class A (Inception 11/2/92)                              25.56%                           21.98%
   Class B (Inception 3/12/94)                              14.95%                           12.12%
   Class C (Inception 11/11/95)                              4.73%                            4.50%
National Tax Free Fund
   Class A (Inception 9/8/95)                                8.07%                            6.75%
   Class B (Inception 9/15/95)                              10.47%                            8.71%
   Class C (Inception 9/12/95)                              11.13%                            9.83%
National Insured Tax Free Fund
   Class A (Inception 1/10/92)                              32.92%                           26.49%
   Class B (Inception 5/26/94)                              19.68%                           16.56%
   Class C (Inception 10/20/95)                              5.24%                            4.67%
National Limited Term Tax Free Fund
   Class A (Inception 9/7/95)                                5.27%                            4.01%
   Class B (Inception 3/7/96)                                3.19%                            2.19%
New Mexico Tax Free Fund
   Class A (Inception 10/5/92)                              29.90%                           26.61%
   Class B (Inception 3/3/94)                               14.55%                           12.97%
   Class C (Inception 5/7/96)                                6.30%                            6.24%
New York Tax Free Fund
   Class A (Inception 11/6/87)                              87.63%                           80.08%
   Class B (Inception 11/14/94)                             13.94%                           13.03%
   Class C (Inception 4/26/95)                               6.79%                            5.72%
North Dakota Tax Free Fund
   Class A (Inception 4/1/91)                               48.33%                           43.76%
   Class B (Inception 5/10/94)                              21.27%                           19.34%
   Class C (Inception 7/29/95)                               9.46%                            9.45%
Oregon Insured Tax Free Fund
   Class A (Inception 8/1/93)                               13.23%                           10.17%
   Class B (Inception 3/12/94)                              14.01%                           11.08%
   Class C (Inception 7/7/95)                                8.87%                            8.35%
Utah Tax Free Fund
   Class A (Inception 10/5/92)                              32.39%                           27.40%
   Class B (Inception 5/27/95)                               9.23%                            8.08%
Washington Insured Tax Free Fund
   Class A (Inception 8/1/93)                               19.99%                           15.86%
   Class B (Inception 10/24/95)                              6.73%                            5.61%
   Class C (Inception 4/21/95)                              11.50%                           10.16%
Wisconsin Tax Free Fund
   Class A (Inception 9/1/93)                                9.74%                            7.52%
   Class B (Inception 4/22/95)                              10.12%                            9.65%
   Class C (Inception 3/28/95)                              11.02%                           10.86%


                          MONTHLY CASH WITHDRAWAL PLAN

         Any investor who owns or buys shares of any Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of such Fund at net asset value or distributed in cash. Shares in a Withdrawal Plan account are then redeemed to make each withdrawal payment. Deferred sales charges may apply to monthly redemptions of Class A, Class B and Class C shares (or to redemptions of class A shares in connection with initial purchases of $1,000,000 or more which were not subject to a FESC). Redemptions for the purpose of withdrawal are made on the 25th of the month (or on the preceding business day if the 25th falls on a weekend or is a holiday) at that day's closing net asset value and checks are mailed on the next business day. Payments will be made to the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional Class A shares of a Fund would normally be disadvantageous to the investor because of the FESC payable on such purchases. For this reason, an investor may not maintain a plan for the accumulation of Class A shares of a Fund (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering Withdrawal Plans is borne by each Fund as an expense of all shareholders. Each Fund or the Underwriter may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

         Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Funds make no recommendations or representations in this regard.


                             ADDITIONAL INFORMATION

         Information regarding certain record and beneficial ownership of the Fund shares as of March 31, 1997 which equals or exceeds 5% of any class of Fund shares is available without charge by calling 800-553-2143.

         Organizational costs in connection with start-up and initial registration are being amortized over 60 months on an inverse acceleration (sum-of-the-year's-digits) basis. If Voyageur redeems any or all of its shares of any Fund prior to the end of such Fund's 60-month amortization period, the redemption proceeds will be reduced by its pro rata portion of such Fund's unamortized organizational costs. If a Fund liquidates prior to the date such costs are fully amortized, Voyageur will bear all unamortized organizational costs of such Fund.

CUSTODIAN; COUNSEL; INDEPENDENT AUDITORS

         Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55479, acts as custodian of the Funds' assets and portfolio securities.

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, serves as counsel for the Funds.

         KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as independent auditors for the Funds. The Financial Statements and Financial Highlights for the Funds as of December 31, 1996, incorporated by reference or included in this Registration Statement have been so incorporated or included herein in reliance upon the report of the independent auditors and upon the authority of said firm as experts in accounting and auditing.

LIMITATION OF DIRECTOR LIABILITY

         Corporate Entities. Under Minnesota law, each director owes certain fiduciary duties to each Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of directors (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities law, or (iv) for any transaction from which the directors derived an improper personal benefit. The Articles of Incorporation of each of the Funds limits the liability of such Funds' directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted thereunder.

         Trust Entities. As described in the prospectus following the caption "General Information," shares of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. There will normally be no meetings of shareholders for the purpose of electing Trustees, except insofar as elections are required under the 1940 Act in the event that (i) less than a majority of the Trustees have been elected by shareholders, or (ii) if, as a result of a vacancy, less than two-thirds of the Trustees have been elected by the shareholders, the vacancy will be filled only by a vote of the shareholders.

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Funds. However, the Funds' Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such Fund would be unable to meet its obligations.

SHAREHOLDER MEETINGS

         None of the Funds is required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. Similar discretion is vested in the Boards of Trustees of parent entities organized as Massachusetts Business Trusts. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of certain Funds may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for amendments to investment advisory contracts and Rule 12b-1 distribution plans.

FINANCIAL STATEMENTS

         The audited Financial Statements and Financial Highlights for the Funds for the fiscal year ended December 31, 1996 are incorporated herein by reference from the annual report of each Fund as filed with the Securities and Exchange Commission. Please call (800) 525-6584 to obtain a copy of the most recent annual report of a Fund at no charge.


                                   APPENDIX A
                          DESCRIPTIONS OF BOND RATINGS

         Description of Standard and Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") ratings:

S&P's Ratings for Municipal Bonds

         An S&P municipal bond rating is a current assessment of the creditworthiness of an object with respect to a specific obligation. S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

         AAA is the highest rating assigned by S&P. An issuer's capacity to pay interest and repay the principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

                                        A

         Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                       BBB

         Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                    BB and B

         Debt rated BB and B (as well as debt rated CCC, C and C) is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation within this category, B represents a somewhat higher degree of speculation and C represents the highest degree of speculation of these ratings.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal repayments.

         Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.


S&P Ratings for Municipal Notes

                                      SP-1

         The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

         The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

         Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                                       Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

         Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's Ratings for Municipal Notes

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG, may also be assigned an issue having a demand feature. The municipal obligations bearing the designation MIG 1/VMIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. The municipal obligations bearing the designation are ample although not so large as in the preceding group.

                             Description of S&P A-1+
                                       and
                          A-1 Commercial Paper Ratings

         The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must possess overwhelming safety characteristics regarding timely payment. Commercial paper rated A-1 must have a degree of safety that is either overwhelming or very strong.

                                 Description of
                     Moody's Prime-1 Commercial Paper Rating

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well established access to a range of financial markets and assured sources of alternate liquidity.




                                   APPENDIX B
                        GENERAL CHARACTERISTICS AND RISKS
                             OF OPTIONS AND FUTURES

         GENERAL. As described in the Prospectus under "Investment Objectives and Policies -- Options and Futures," each Fund may purchase and sell options on the securities in which it may invest and certain Funds may purchase and sell options on futures contracts (as defined below) and may purchase and sell futures contracts. The Funds intend to engage in such transactions if it appears advantageous to Voyageur to do so in order to pursue the Funds' investment objectives, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets. The Funds will engage in hedging and risk management transactions from time to time in Voyageur's discretion, and may not necessarily be engaging in such transactions when movements in interest rates that could affect the value of the assets of the Funds occur.

         Conditions in the securities, futures and options markets will determine whether and in what circumstances the Funds will employ any of the techniques or strategies described below. The Funds' ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the ' CFTC") and the federal tax requirements applicable to regulated investment companies. Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Funds do not intend to engage in such practices to a significant extent.

         The use of futures and options, and the possible benefits and attendant risks, are discussed below.

          FUTURES CONTRACTS AND RELATED OPTIONS. Certain Funds may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or contracts based on financial indices including any index of securities in which certain Funds may invest. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period. Certain Funds may also purchase and sell (write) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Funds would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

         Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. Certain Funds' ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market. Although certain Funds generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, certain Funds would have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. The Funds would be required to maintain initial margin deposits with respect to the futures contract and to make variation margin payments until the contract is closed. The Funds will incur brokerage fees when they purchase or sell futures contracts.

         At the time a futures contract is purchased or sold, the Funds must deposit in a custodial account cash or securities as a good faith deposit payment (known as "initial margin"). It is expected that the initial margin on futures contracts certain Funds may purchase or sell may range from approximately 1 1/2% to approximately 5% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, certain Funds may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily in a process known as "marking to market." If the market value of the futures contract has changed, certain Funds will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract. These additional deposits or credits are calculated and required on a daily basis and are known as "variation margin."

         There may be an imperfect correlation between movements in prices of the futures contract certain Funds purchase or sell and the portfolio securities being hedged. In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions. Specifically, temporary price distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the com paratively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market. Because price distortions may occur in the futures market and because move ments in the prices of securities may not correlate precisely with movements in the prices of futures contracts purchased or sold by the Funds in a hedging transaction, even if Voyageur correctly forecasts market trends certain Funds' hedging strategy may not be successful. If this should occur, the Funds could lose money on the futures contracts and also on the value of its portfolio securities.

         Although the Funds believe that the use of futures contracts and options thereon will benefit it, if Voyageur's judgment about the general direction of securities prices or interest rates is incorrect, the Funds' overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if the Funds seek to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, the Funds will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, the Funds may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

         OPTIONS ON SECURITIES. Each Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options. The Funds may write call options only if the call option is "covered." A call option written by a Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes. The Funds may write put options only if the put option is "secured." A put option written by a Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of a put option, in eligible securities.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         Each Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         Each Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         Each Fund may purchase and sell options that are exchange-traded or that are traded over-the counter ("OTC options"). Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when a Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         Although each Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. This may impair the Funds' ability to sell a portfolio security at a time when such a sale might be advantageous. In the event of insolvency of the counterparty, the Funds may be unable to liquidate an OTC option. In the case of options written by the Funds, the inability to enter into a closing purchase transaction may result in material losses to the Funds.

         REGULATORY RESTRICTIONS. To the extent required to comply with applicable SEC releases and staff positions, when entering into futures contracts or certain option transactions, such as writing a put option, the Funds will maintain, in a segregated account, cash or liquid high-grade securities equal to the value of such contracts. Compliance with such segregation requirements may restrict the Funds' ability to invest in intermediate- and long-term Tax Exempt Obligations.

         The Funds intend to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that futures and options positions be used (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Funds currently do not intend to engage in transactions in futures contracts or options thereon for speculation.

         ACCOUNTING CONSIDERATIONS. When a Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability subsequently is marked to market to reflect the current market value of the option written. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and subsequently is adjusted to the current market value of the option.

         In the case of a regulated futures contract purchased or sold by certain Funds. an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset subsequently is adjusted to reflected changes in the amount of the deposit as well as changes in the value of the contract.




                                     PART B


                           VOYAGEUR MUTUAL FUNDS, INC.
               (VOYAGEUR MINNESOTA HIGH YIELD MUNICIPAL BOND FUND)

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated April 28, 1997. A copy of the Prospectus or this Statement of Additional Information may be obtained free of charge by contacting the Fund at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Telephone: (612) 376-7000 or (800) 525-6584.

                                Table of Contents
                                                                            Page
Investment Policies and Restrictions.........................................2
Special Factors Affecting the Fund...........................................17
Board Members and Executive Officers of the Fund.............................19
The Investment Adviser and Underwriter.......................................21
Taxes........................................................................29
Special Purchase Plans ......................................................31
Net Asset Value and Public Offering Price....................................33
Calculation of Performance Data..............................................33
Monthly Cash Withdrawal Plan.................................................35
Additional Information.......................................................36
Appendix A - Descriptions of Bond Ratings....................................A-1
Appendix B - General Characteristics and Risks of Options and Futures .......B-1


         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated April 28, 1997, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.

                              Dated April 28, 1997


                      INVESTMENT POLICIES AND RESTRICTIONS

         The investment objectives, policies and restrictions of the Voyageur Minnesota High Yield Municipal Bond Fund (the "Fund") are set forth in the Prospectus. Certain additional investment information is set forth below. All capitalized terms not defined herein have the same meanings as set forth in the Prospectus.

MUNICIPAL OBLIGATIONS

         Municipal Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Municipal Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

         Securities in which the Fund may invest, including Municipal Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or a State's legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Municipal Obligations may be materially affected.

         From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Municipal Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. In such event, management of the Fund may discontinue the issuance of shares to new investors and may reevaluate the Fund's investment objective and policies and submit possible changes in the structure of the Fund for shareholder approval.

         To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service ("Fitch"), or Standard & Poor's Ratings Services ("S&P") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, Voyageur Fund Managers, Inc. ("Voyageur"), the Fund's investment manager, will subject these securities to other evaluative criteria prior to investing in such securities.

         Floating and Variable Rate Demand Notes. The Fund may purchase floating and variable rate demand notes. Generally, such notes are secured by letters of credit or other credit support arrangements provided by banks. Such notes normally have a stated long-term maturity but permit the holder to tender the note for purchase and payment of principal and accrued interest upon a specified number of days' notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a specified interest index, such as a bank's prime rate, and is adjusted automatically each time such index is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon current market conditions. Voyageur monitors the creditworthiness of issuers of floating and variable rate demand notes in the Fund's portfolio.

         Escrow Secured Bonds or Defeased Bonds. Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) some of its outstanding bonds and it becomes necessary or desirable to set aside funds for redemption or payment of the bonds at a future date or dates. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from S&P, Moody's and Fitch.

         State or Municipal Lease Obligations. Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which the Fund will invest, Voyageur will evaluate the credit rating of the lessee and the terms of the lease. Additionally, Voyageur may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

         The Constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or
(3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

         If the lease is terminated by the public body for nonappropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

         Concentration Policy. As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

         HOUSING OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

         HEALTH CARE OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

         UTILITY OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

         TRANSPORTATION OBLIGATIONS. The Fund may, from time to time, invest 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

         EDUCATION OBLIGATIONS. The Fund may, from time to time, invest 25% or more of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

         INDUSTRIAL REVENUE OBLIGATIONS. The Fund may, from time to time, invest 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

         OTHER RISKS. The exclusion from gross income for purposes of federal income taxes and the personal income taxes of Minnesota for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

TAXABLE OBLIGATIONS

         As set forth in the Fund's Prospectus, the Fund may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal and Minnesota state income taxation.

         Government Obligations. The Fund may invest in securities issued or guaranteed by the U. S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U. S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U. S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U. S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U. S. Government provides financial support to such U. S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when Voyageur is satisfied that the credit risk with respect to the issuer is minimal.

         Repurchase Agreements. The Fund may invest in repurchase agreements. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the Fund's custodian (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

         Other Taxable Investments. The Fund also may invest in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

OPTIONS AND FUTURES TRANSACTIONS

         To the extent set forth in the Prospectus, the Fund may buy and sell put and call options on the securities in which it may invest, and the Fund may enter into futures contracts and options on futures contracts with respect to fixed-income securities or based on financial indices including any index of securities in which the Fund may invest. Futures and options will be used to facilitate allocation of the Fund's investments among asset classes, to generate income or to hedge against changes in interest rates or declines in securities prices or increases in prices of securities proposed to be purchased. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing (i.e. selling) call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can causes losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

         Writing Options. The Fund may write (i.e. sell) covered put and call options with respect to the securities in which they may invest. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by the Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of the Fund.

         "Covered options" means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U. S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         Through the writing of call or put options, the Fund may obtain a greater current return than would be realized on the underlying securities alone. The Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

         Purchasing Options. The Fund may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because the Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         The Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio.

         The Fund may also purchase call options. During the life of the call option, the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         Securities Index Option Trading. The Fund may purchase and write put and call options on securities indexes. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount.

         The effectiveness of purchasing or writing index options as a hedging technique depends upon the extent to which price movements in the Fund's portfolio correlate with price movements of the index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the relevant underlying securities markets generally or, in the case of certain indexes, in an industry market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on security indexes will be subject to Voyageur's ability to predict correctly movements in the direction of the stock market or interest rates market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. In the event Voyageur is unsuccessful in predicting the movements of an index, the Fund could be in a worse position than had no hedge been attempted.

         Because exercises of index options are settled in cash, the Fund cannot determine the amount of its settlement obligations in advance and, with respect to call writing, cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. When the Fund writes an option on an index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, high-grade liquid debt securities or "qualified securities" with a market value determined on a daily basis of not less than 100% of the current market value of the option.

         Options purchased and written by the Fund may be exchange traded or may be options entered into by the Fund in negotiated transactions with investment dealers and other financial institutions (over-the-counter or "OTC" options) (such as commercial banks or savings and loan associations) deemed creditworthy by Voyageur. OTC options are illiquid and it may not be possible for the Fund to dispose of options it has purchased or to terminate its obligations under an option it has written at a time when Voyageur believes it would be advantageous to do so.

         Futures Contracts and Options on Futures Contracts. The Fund may enter into futures contracts and purchase and write options on these contracts, including but not limited to interest rate and securities index contracts and put and call options on these futures contracts. These contracts will be entered into on domestic and foreign exchanges and boards of trade, subject to applicable regulations of the Commodity Futures Trading Commission. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

         In connection with transactions in futures contracts and writing related options, the Fund will be required to deposit as "initial margin" a specified amount of cash or short-term, U. S. Government securities. The initial margin required for a futures contract is set by the exchange on which the contract is traded. It is expected that the initial margin would be approximately 1-1/2% to 5% of a contract's face value. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. The Fund will not purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on the Fund's existing futures and related options positions and premiums paid for options or futures contracts entered into for other than bona fide hedging purposes would exceed 5% of the Fund's assets.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS.

         HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

         Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the financial instruments included in the applicable index.

         Successful use of futures contracts by the Fund is subject to the ability of Voyageur to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         LIQUIDITY OF FUTURES CONTRACTS. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

         Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         RISK OF OPTIONS. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but the Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options may exceed the amount of the premium received.

         The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when Voyageur deems it desirable to do so. Although the Fund will enter into an option position only if Voyageur believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

         The Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by Voyageur, which could prove to be inaccurate. Even if the expectations of Voyageur are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Fund will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in price of securities that the Fund anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         As discussed above, options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Fund to dispose of options they have purchased or terminate their obligations under an option they have written at a time when Voyageur believes it would be advantageous to do so. Accordingly, OTC options are subject to the Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, the Fund could experience a loss of all or part of the value of the option. Voyageur anticipates that options on Municipal Obligations will consist primarily of OTC options.

ILLIQUID INVESTMENTS

         The Fund is permitted to invest up to 15% of its net assets in illiquid investments. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment.

         As set forth in the Prospectus, the Fund may invest in certain restricted securities (securities which were originally sold in private placements and which have not been registered under Securities Act of 1933 (the "1933 Act")), commercial paper issued pursuant to Section 4(2) under the 1933 Act, and municipal lease obligations, and treat such securities as liquid when they have been determined to be liquid by Voyageur subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Trustees. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to restricted securities, the liquidity of such securities increased as a result of the adoption of Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. Investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

DIVERSIFICATION

         Although the Fund is characterized as a non-diversified fund under the 1940 Act, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986 as a "regulated investment company." In order to qualify as a regulated investment company, the Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Code requires that not more than 25% in value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.

         For purposes of such diversification, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. If a State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the State, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.

         Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a State, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U. S. Government securities will be treated as investments in U. S. Government securities for purposes of determining the Fund's compliance with the 1940 Act diversification requirements.

PORTFOLIO TURNOVER

         Portfolio turnover for the Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of the Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year.

INVESTMENT RESTRICTIONS

         The Fund has adopted certain investment restrictions set forth below which, together with the investment objectives of the Fund and other policies which are specifically identified as fundamental in the Prospectus or herein cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the 1940 Act, this means the lesser of the vote of (1) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The following investment restrictions apply to the Fund. The Fund will not:

                  (1) Borrow money (provided that the Fund may enter into reverse repurchase agreements with respect to not more than 10% of its total assets), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets.

                  (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

                  (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

                  (4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

                  (5) Invest 25% or more if its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry.

                  (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

                  (7) Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current Prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

         The following non-fundamental investment restrictions may be changed by the Board of the Fund at any time. The Fund will not:

                  (1) Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

                  (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (3) The Fund will not write puts if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover such puts.

                  (4) The Fund will not make short sales of securities or maintain a short position for the account of the Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

                  Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.


                       SPECIAL FACTORS AFFECTING THE FUND

         The following information is a brief summary of Minnesota factors affecting the Fund and does not purport to be a complete description of such factors. The financial condition of Minnesota, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, Minnesota faces numerous forms of litigation seeking significant damages which, if awarded, could adversely affect the financial situation of Minnesota or issuers located in therein. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of Minnesota, and that there is no obligation on the part of Minnesota to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by Minnesota. The following information is based primarily upon information derived from public documents relating to securities offerings of issuers of such states and other historically reliable sources, but has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of the shares of the Fund may fluctuate due to factors such as changes in interest rates, matters affecting Minnesota or for other reasons.

         General Economic Conditions. Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1994. Since 1980, Minnesota per capita income generally has remained above the national average, but tightness in local labor markets may reduce the rate of personal income growth below that of the national average in the future. During 1993, 1994 and 1995, the State's monthly unemployment rate generally was less than the national unemployment rate.

         Revenue and Expenditures. The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustment. The Minnesota Department of Finance February 1996 Forecast has projected that, under current laws, the State will complete its current biennium June 30, 1997 with a $15 million surplus, plus a $350 million cash flow account balance, plus a $220 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $18.8 billion. State expenditures for education finance (K-12), post-secondary education, and human services in the biennium ending June 30, 1997 are not anticipated to be sufficient to maintain program levels of the previous biennium. The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. The February 1996 Forecast states that pending federal legislation could reduce federal aid to Minnesota's state and local governments by a total of $3.2 billion over seven years. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

         State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, but generally the State has no obligation to make payments on local obligations in the event of a default. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Obligations that are held by the Fund or the value or marketability of such obligations.

         Recent Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Obligations that are held by the Fund. See "Distributions to Shareholders and Taxes--Minnesota State Taxation" in the Prospectus.

         As of May 1996, ratings applicable to General Obligation bonds issued by the State of Minnesota are as follows: "Aaa" by Moody's; "AA+" by S&P and "AAA" by Fitch Investors Service.

                BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUND

         The Board members and officers of the Fund, their position with the Fund and their principal occupations during the past five years are set forth below. In addition to the occupations set forth below, the Directors and officers also serve as directors and trustees or officers of various other closed-end and open-end investment companies managed by Voyageur.

                                                          PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE                  POSITION          PAST FIVE YEARS AND OTHER AFFILIATIONS
----------------------                  --------          --------------------------------------

Clarence G. Frame, 78                   Director          Of counsel, Briggs & Morgan law firm.  Mr. Frame
First National Bank Building,                             currently serves on the board of directors of Tosco
W-875                                                     Corporation (an oil refining and marketing
332 Minnesota Street                                      company), Milwaukee Land Company, and
St. Paul, Minnesota  55101                                Independence One Mutual Funds.

Richard F. McNamara, 64                 Director          Chief Executive Officer of Activar, Inc., a
7808 Creekridge Circle #200                               Minneapolis-based holding company consisting of
Minneapolis, Minnesota 55439                              seventeen companies in industrial plastics,
                                                          sheet metal, automotive aftermarket,
                                                          construction supply, electronics and financial
                                                          services, since 1966.  Mr. McNamara currently
                                                          serves on the board of directors of Rimage
                                                          (electronics manufacturing) and Interbank.

Thomas F. Madison, 61                   Director          President and CEO of MLM Partners, Inc. since
200 South Fifth Street                                    January 1993; previously, Vice Chairman--Office of
Suite 2100                                                the CEO, The Minnesota Mutual Life Insurance
Minneapolis, Minnesota 55402                              Company from February to September 1994;
                                                          President of U.S. WEST Communications--Markets
                                                          from 1988 to 1993.  Mr. Madison currently
                                                          serves on the board of directors of Valmont
                                                          Industries, Inc. (metal manufacturing), Eltrax
                                                          Systems, Inc. (data communications
                                                          integration), Minnegasco, Span Link
                                                          Communications (software), ACI Telecentrics
                                                          (outbound telemarketing and telecommunications)
                                                          and various civic and educational organizations.

James W. Nelson, 55                     Director          Chairman and Chief Executive Officer of Eberhardt
81 South Ninth Street                                     Holding Company and its subsidiaries.
Suite 400
Minneapolis, Minnesota 55440

Robert J. Odegard, 76                   Director          Special Assistant to the President of the University of
University of Minnesota                                   Minnesota.
   Foundation
1300 South Second Street
Minneapolis, Minnesota 55454

John G. Taft, 42                        President         President of the Adviser; Director (since 1993) of
90 South Seventh Street                                   the Adviser and the Underwriter; Executive
Suite 4400                                                Vice President (since 1995) of the Underwriter;
Minneapolis, Minnesota 55402                              President of the Underwriter from 1991 to 1995;
                                                          Management committee member of the Adviser from
                                                          1991 to 1993.

Jane M. Wyatt, 42                       Executive         Chief Investment Officer and Director of the
Adviser 90 South Seventh Street         Vice              since 1993; Director and Executive Vice President of
Suite 4400                              President         the Underwriter since 1993; Executive Vice
Minneapolis, Minnesota 55402                              President and Portfolio Manager of the Adviser
                                                          from 1992 to 1993.

Andrew M. McCullagh, Jr., 48            Executive         Senior Tax Exempt Portfolio Manager of the
717 Seventeenth Street                  Vice              Adviser; previously, Director of the Adviser and the
Denver, Colorado  80202                 President         Underwriter from 1993 to 1995.

Elizabeth H. Howell, 35                 Vice              Senior Tax Exempt Portfolio Manager of the
90 South Seventh Street                 President         Adviser.
Suite 4400
Minneapolis, Minnesota 55402

James C. King, 56                       Vice              Senior Equity Portfolio Manager of the Adviser since
90 South Seventh Street                 President         1993; previously, Director of the Adviser and the
Suite 4400                                                Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402

Steven P. Eldredge, 41                  Vice              Senior Tax Exempt Portfolio Manager of the Adviser
90 South Seventh Street                 President         since 1995; previously, portfolio manager for ABT
Suite 4400                                                Mutual Funds, Palm Beach, Florida, from 1989 to
Minneapolis, Minnesota 55402                              1995.

Kenneth R. Larsen, 34                   Treasurer         Treasurer of the Adviser and the Underwriter;
90 South Seventh Street                                   previously, Director, Secretary and Treasurer of the
Suite 4400                                                Adviser and the Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402

Thomas J. Abood, 33                     Secretary         Senior Vice President and General Counsel of
90 South Seventh Street                                   Dougherty Financial Group, Inc. (since 1995);
Suite 4400                                                Senior Vice President of the Adviser, the
Minneapolis, Minnesota 55402                              Underwriter and Voyageur Companies, Inc. since
                                                          1995; previously, Vice President of the Adviser
                                                          and Voyageur Companies, Inc. from 1994 to
                                                          1995;  associated with the law firm of Skadden,
                                                          Arps, Slate, Meagher & Flom, Chicago, Illinois
                                                          from 1988 to 1994.


         The Fund does not compensate its officers. Each director or trustee (who is not an employee of Voyageur or any of its affiliates) will receive a total annual fee of $26,000 for serving as a director or trustee for each of the open-end and closed-end investment companies (the "Fund Complex") for which Voyageur acts as investment adviser, plus a $500 fee for each special in-person meeting attended by such director. These fees are allocated among each series or fund in the Fund Complex based on the relative average net asset value of each series or fund. Currently the Fund Complex consists of ten open-end investment companies comprising 32 series or funds and six closed-end investment companies. In addition, each director or trustee who is not an employee of Voyageur or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings. The following table sets forth the aggregate compensation received by each director from the Fund Complex and from the Fund during the calendar year ended December 31, 1996.

                                Compensation               Compensation
Director                        from the Fund            from Fund Complex
--------                        -------------            -----------------
Clarence G. Frame                  $24                        $25,500
Richard F. McNamara                $24                        $25,500
Thomas F. Madison                  $24                        $25,500
James W. Nelson                    $24                        $25,500
Robert J. Odegard                  $24                        $25,500


                     THE INVESTMENT ADVISER AND UNDERWRITER

         Voyageur Fund Managers, Inc., a Minnesota corporation ( "Voyageur"), has been retained under an investment advisory agreement (the "Advisory Agreement") to act as the Fund's investment adviser, subject to the authority of the Board of the Fund. Voyageur and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group Inc. ("DFG"), which is owned 50% by Michael E. Dougherty and 50% by Pohlad Companies. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. Certain key employees of DFG and its subsidiaries and an employee benefit plan benefitting the employees of such companies have been offered the opportunity to purchase voting common shares of DFG through stock options granted with respect thereto, with the shareholdings of Pohlad Companies and Mr. Dougherty each to be diluted proportionately by any such purchases. Following any such purchases, Mr. Dougherty and Pohlad Companies would each continue to own greater than 25% of the outstanding voting common shares of DFG, and no other person or entity would own greater than 25% of such shares. The principal executive offices of Voyageur are located at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota, 55402.

         Voyageur Fund Distributors, Inc. (the "Underwriter") is the principal distributor of the Fund's shares. With regard to the Underwriter, Mr. Taft and Ms. Wyatt are Executive Vice Presidents and directors, Mr. Abood is Senior Vice President and General Counsel, and Mr. Larsen is Treasurer.

INVESTMENT ADVISORY AGREEMENT

         The Fund does not maintain its own research department. The Fund has contracted with Voyageur for investment advice and management. Pursuant to an Investment Advisory Agreement, Voyageur has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objective and investment policies and restrictions of the Fund and subject to the supervision of the Fund's Board of Directors. Voyageur also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. Voyageur has agreed to arrange for officers and employees of Voyageur to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

         As compensation for Voyageur's services, the Fund is obligated to pay to Voyageur a monthly investment advisory and management fee equivalent on an annual basis to .65 of 1% of its average daily net assets, respectively. The fee is based on the average daily value of the Fund's net assets at the close of each business day. For the period from June 4, 1996 (commencement of operations) to December 31, 1996, the Fund paid $17,203 in advisory fees.

         The Investment Advisory Agreement continues from year to year only if approved annually (a) by the Fund's Board or by vote of a majority of the outstanding voting securities of the Fund and (b) by vote of a majority of board members of the Fund who are not parties to such Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated by either party on 60 days' notice to the other party and terminates automatically upon its assignment. The Investment Advisory Agreement also provides that amendments to the Agreement may be affected if approved by the Board (including a majority of the directors who are not interested persons of Voyageur or the Fund), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Board of Directors (unless the 1940 Act otherwise requires shareholder approval).

ADMINISTRATIVE SERVICES AGREEMENT

         Voyageur also acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, Voyageur provides the Fund all dividend disbursing, transfer agency, administrative and accounting services required by the Fund including, without limitation, the following: (i) the calculation of net asset value per share (including the pricing of the Fund's portfolio of securities) at such times and in such manner as is specified in the Fund's current Prospectus and Statement of Additional Information, (ii) upon the receipt of funds for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively, (iii) upon the Fund's distribution of dividends, the calculation of the amount of such dividends to be received per share, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund (other than any shareholder who has elected to receive such dividends in cash) and the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash,
(iv) the provision of transfer agency services, (v) the creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request, (vi) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications, and the mailing thereof to shareholders of the Fund, and (vii) the provision of such other dividend disbursing, transfer agency, administrative and accounting services as the Fund and Voyageur may from time to time agree upon. Pursuant to the Administrative Services Agreement, Voyageur also provides such regulatory, reporting and compliance related services and tasks as the Fund may reasonably request.

         As compensation for these services, the Fund pays Voyageur a monthly fee based upon the Fund's average daily net assets and the number of shareholder accounts then existing. This fee is equal to the sum of (i) $1.33 per shareholder account per month, (ii) $1,000 per month if the Fund's average daily net assets do not exceed $50 million, $1,250 per month if the Fund's average daily net assets are greater than $50 million but do not exceed $100 million, and $1,500 per month if the Fund's average daily net assets exceed $100 million, and (iii) 0.11% per annum of the first $50 million of the Fund's average daily net assets, 0.06% per annum of the next $100 million of the Fund's average daily net assets, 0.035% per annum of the next $250 million of the Fund's average daily net assets, 0.03% per annum of the next $300 million of the Fund's average daily net assets and 0.02% per annum of the Fund's average daily net assets in excess of $700 million. For purposes of calculating average daily net assets, as such term is used in the Administrative Services Agreements, the Fund's net assets equal its total assets minus its total liabilities. The Fund also reimburses Voyageur for its out-of-pocket expenses in connection with Voyageur's provision of services under the Fund's Administrative Services Agreement. For the period from June 4, 1996 (commencement of operations) to December 31, 1996, the Fund paid $13,721 in administrative service fees.

         The Administrative Services Agreement is renewable from year to year if the directors approve it in the same way they approve the Investment Advisory Agreement. The Administrative Services Agreement can be terminated by either party on 60 days' notice to the other party and the Agreement terminates automatically upon its assignment. The Administrative Services Agreement also provides that amendments to the Agreement may be effected if approved by the Board (including a majority of the board members who are not interested persons of Voyageur or the Fund), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Board (unless the 1940 Act otherwise requires shareholder approval thereof).

EXPENSES OF THE FUND

         Voyageur is contractually obligated to pay the operating expenses of the Fund (excluding interest, taxes, brokerage fees and commissions and Rule 12b-1 fees, if any) which exceed 1% of the Fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee, and the dividend disbursing, administrative and accounting services fee. In addition, Voyageur reserves the right to voluntarily waive its fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. Any such waiver or absorption, however, is in Voyageur's sole discretion and may be lifted or reinstated at any time.

         All costs and expenses (other than those specifically referred to as being borne by Voyageur or the Underwriter) incurred in the operation of the Fund are borne by the Fund. These expenses include, among others, fees of the Board members who are not employees of Voyageur or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity bond and other coverage and expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Underwriter under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of the Fund's custodian, and bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses, reports and statements to shareholders.

RULE 12b-1 PLAN OF DISTRIBUTION; DISTRIBUTION AGREEMENT

         The Fund has adopted a Plan of Distribution (the "Plan") relating to the payment of certain expenses pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by a Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing.

         Rule 12b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

         (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule 12b-1;
         (2) that any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to its plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amount so expended and the purposes for which such expenditures were made; and
         (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of a Fund.

         Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1 (c) provides that the Fund may rely upon Rule 12b-1 only if the selection and nomination of that Fund's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

         The Fund has entered into a Distribution Agreement with the Underwriter, pursuant to which the Underwriter acts as the principal underwriter of the Fund's shares. The Distribution Agreement and Plan provide that the Underwriter agrees to provide, and shall pay costs which it incurs in connection with providing, administrative or accounting services to shareholders of the Fund (such costs are referred to as "Shareholder Servicing Expenses") and that the Underwriter shall also pay all costs of distributing the shares of the Fund ("Distribution Expenses"). Shareholder Servicing Expenses include all expenses of the Underwriter incurred in connection with providing administrative or accounting services to shareholders of the Fund, including, but not limited to, an allocation of the Underwriter's overhead and payments made to persons, including employees of the Underwriter, who respond to inquiries of shareholders regarding their ownership of Fund shares, or who provide other administrative or accounting services not otherwise required to be provided by the Fund's investment adviser or dividend disbursing, transfer, administrative and accounting services agent. Distribution Expenses include, but are not limited to, initial and ongoing sales compensation (in addition to sales loads) paid to investment executives of the Underwriter and to other broker-dealers and participating financial institutions; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Underwriter's overhead; payments to and expenses of persons who provide support services in connection with the distribution of Fund shares; and other distribution-related expenses.

         Pursuant to the provisions of the Distribution Agreement, the Underwriter is entitled to receive a total fee each quarter at an annual rate of
 .25% of the average daily net assets attributable to the Fund's Class A shares, 1.00% of the average daily net assets attributable to the Fund's Class B shares and 1.00% of the average daily net assets attributable to the Fund's Class C shares to pay distribution expenses. As determined from time to time by the Board, a portion of such fees shall be designated as a "shareholder servicing fee" and a portion shall be designated as a "distribution fee." The Board has determined that all of the fee payable with respect to Class A shares shall be designated a shareholder servicing fee. With respect to fees payable with respect to Class B shares and Class C shares, that portion of the fee equal to
 .25% of average daily net assets attributable to the Fund's Class B shares and Class C shares is designated a shareholder servicing fee and that portion of the fee equal to .75% of average daily net assets attributable to the Fund's Class B shares and Class C shares is designated a distribution fee. Amounts payable to the Underwriter under the Distribution Agreement may exceed or be less than the Underwriter's actual distribution expenses and shareholder servicing expenses. In the event such distribution expenses and shareholder servicing expenses exceed amounts payable to the Underwriter under the Plan, the Underwriter shall not be entitled to reimbursement by the Fund. In addition to being paid shareholder servicing and distribution fees, the Underwriter also receives for its services the sales charge on sales of Fund shares set forth in the Prospectus. For the period from June 4, 1996 (commencement of operations) to December 31, 1996, the Fund paid $14,659 in Rule 12b-1 fees.

         The Fund's Distribution Agreement is renewable from year to year if the Fund's Board approves the Agreement and the Fund's Plan. The Fund or the Underwriter can terminate its Distribution Agreement on 60 days' notice to the other party, and the Distribution Agreement terminates automatically upon its assignment. In the Fund's Distribution Agreement, the Underwriter agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by the Underwriter only from persons affiliated with the Fund but not the Underwriter.

PORTFOLIO TRANSACTIONS, ALLOCATION OF BROKERAGE AND TURNOVER RATE

         As the Fund's portfolio is composed exclusively of debt, rather than equity securities, most portfolio transactions are effected with dealers without the payment of brokerage commissions, but rather at net prices which usually include a spread or markup. In effecting such portfolio transactions on behalf of the Fund, Voyageur seeks the most favorable net price consistent with the best execution. However, frequently, Voyageur selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of Voyageur to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

         Decisions with respect to placement of the Fund's portfolio transactions are made by Voyageur. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for the Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Voyageur. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Voyageur to supplement its own investment research activities and enables Voyageur to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Voyageur, Voyageur receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.

         Voyageur has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services provided Voyageur, except as noted below. However, Voyageur does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide Voyageur with research services which Voyageur anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. In the event any transactions are executed on an agency basis, Voyageur will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Voyageur determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Voyageur's overall responsibilities with respect to the accounts as to which it exercises investment discretion. If the Fund executes any transactions on an agency basis, it will generally pay higher than the lowest commission rates available.

         The Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Voyageur, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund. In determining the commissions to be paid to a broker-dealer affiliated with Voyageur, it is the policy of the Fund that such commissions will, in the judgment of Voyageur, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Fund may purchase securities from an underwriting syndicate of which an affiliated broker-dealer is a member (but not directly from such affiliated broker-dealer itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Board of Directors, particularly those Board members who are not interested persons of the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Fund's directors may determine, Voyageur may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

OTHER INFORMATION

         Conversion of Class B Shares. In addition to information regarding conversion set forth in the Prospectus, the conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

         Signature Guaranty. In addition to information regarding redemption of shares and signature guaranty set forth in the Prospectus, a signature guaranty will be required when redemption proceeds: (1) exceed $50,000 (unless it is being wired to a pre-authorized bank account, in which case a guarantee is not required), (2) are to be paid to someone other than the registered shareholder or (3) are to be mailed to an address other than the address of record or wired to an account other than the pre-authorized bank or brokerage account. On joint account redemptions of the type previously listed, each signature must be guaranteed. A signature guarantee may not be provided by a notary public. Please contact your investment executive for instructions as to what institutions constitute eligible signature guarantors.

         Valuation of Portfolio Securities. Generally, trading in certain securities such as tax-exempt securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the primary close of trading on the Exchange. The values of such securities used in determining the net asset value of Fund shares are computed as of such times. Occasionally events affecting the value of such securities may occur between such times and the primary close of trading on the Exchange which are not reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair market value as determined in good faith by Voyageur in accordance with procedures adopted by the Board of Directors.

         Bank Purchases. Banks, acting as agents for their customers and not for the Fund or the Underwriter, from time to time may purchase Fund shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of any Fund's shares, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Fund. Management does not believe that a termination in the relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ and banks and financial institutions may be required to register as dealers pursuant to state law. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.


                                      TAXES

         Under the Internal Revenue Code of 1986, as amended (the "Code"), all or a portion of the interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by a shareholder. Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares.

         The Fund's present policy is to designate exempt-interest dividends at each daily distribution of net interest income. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.

         An exchange of shares in one Voyageur fund for shares in another fund pursuant to exercise of the Exchange Privilege is considered to be a sale of the shares for federal tax purposes that may result in a taxable gain or loss. If a shareholder incurs a sales charge in acquiring shares and then, after holding those shares not more than 90 days, exchanges them pursuant to the Exchange Privilege for shares of another Voyageur fund, the shareholder may not take into account the initial sales charge (to the extent that the otherwise applicable sales charge on the later-acquired shares is reduced) for purposes of determining the shareholder's gain or loss on the exchange of the first held shares. To the extent that the sales charge is disregarded upon the exchange of the first shares, however, it may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

         The Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the taxable amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid this excise tax, the Fund must declare dividends by the end of the calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long and short term capital gain) for the 12-month period ending on October 31 of such year. For purposes of the excise tax, any income on which the Fund has paid corporate-level tax is considered to have been distributed. The Fund intends to make sufficient distributions each year to avoid the payment of the excise tax.

         Under a special provision of the Revenue Reconciliation Act of 1993, all or a portion of the gain that the Fund realizes on the sale of a Municipal Obligation that it purchased at a market discount may have to be treated as ordinary income rather than capital gain.

         For shareholders who are recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits that may be included in gross income is 85%.

         For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. In addition, all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings for purposes of determining the federal corporate AMT and the environmental tax imposed on corporations by Section 59A of the Code. Liability for AMT will depend on each shareholder's individual tax situation.

         The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt bonds held by the Fund. The Fund will avoid investment in bonds which, in the opinion of the investment adviser, pose a material risk of the loss of tax exemption. Further, if a bond in the Fund's portfolio lost its exempt status, the Fund would make every effort to dispose of such investment on terms that are not detrimental to the Fund.

         The Code forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months. This restriction may limit the extent to which the Fund may purchase options. To the extent the Fund engages in short-term trading and enters into options transactions, the likelihood of violating this 30% requirement is increased.

         Gain or loss on options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of such options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system."


                             SPECIAL PURCHASE PLANS

         Automatic Investment Plan. As a convenience to investors, shares may be purchased through a preauthorized automatic investment plan. Such preauthorized investments (at least $100) may be used to purchase shares of the Fund at the public offering price next determined after the Fund receives the investment (normally the 20th of each month, or the next business day thereafter). Further information is available from the Underwriter.

         Combined Purchase Privilege. The following persons (or groups of persons) may qualify for reductions from the front end sales charge ("FESC") schedule for Class A shares set forth in the Fund's prospectus by combining purchases of any class of shares of any one or more of the Voyageur funds which bears a FESC (and, in certain circumstances, purchases of FESC shares of certain other open-end investment companies) if the combined purchase of all such funds totals at least $50,000.

                  (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act;
                  (ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;
                  (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust) created pursuant to a plan qualified under Section 401 of the Code;
                  (iv) tax-exempt organizations enumerated in Section 501(c)(3) of the Code;
                  (v) employee benefit plans of a single employer or of affiliated employers;
                  (vi) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

         Cumulative Quantity Discount (Right of Accumulation). A purchase of Class A shares may qualify for a Cumulative Quantity Discount. The applicable FESC will then be based on the total of:

                  (i) the amount of the current purchase; and
                  (ii) the amount previously invested (valued at the time of investment) in shares of any class of one or more Voyageur Funds which has a FESC owned by the investor; and
                  (iii) the amount previously invested (valued at the time of investment) in shares of any classes of one or more Voyageur Funds which has a FESC owned by another shareholder eligible to participate with the investor in a "Combined Purchase Privilege" (see above).

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the privilege or discount.

         Letter of Intention. Investors may also obtain the reduced front end sales charges shown in the Fund's prospectus by means of a written Letter of Intention, which expresses the investor's intention to invest not less than $50,000 (including certain "credits," as described below) within a period of 13 months in any one or more of the Voyageur funds which has a FESC. Each purchase of shares under a Letter of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. A Letter of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege described above may purchase shares under a single Letter of Intention.

         If, for example, on the date an investor signs a Letter of Intention to invest at least $50,000 as set forth above and the investor and the investor's spouse and children under age 21 have previously invested $20,000 in shares which are still held by such persons, it will only be necessary to invest a total of $30,000 during the 13 months following the first date of purchase of such shares in order to qualify for the sales charges applicable to investments of $50,000. The cumulative purchase would have to total at least $50,000 to qualify for a reduced sales charge for the Fund.

         The Letter of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intention and qualifies for further reduced sales charges, the sales charges will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.

         Investors electing to take advantage of the Letter of Intention should carefully review the appropriate provisions on the authorization form attached to the Prospectus.

         Shares of other open-end investment companies bearing a FESC will be included with Voyageur fund shares bearing a FESC in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention only if such shares are owned by customers of dealers that Voyageur or the Underwriter has engaged to provide administration or accounting services to Fund omnibus accounts in connection with the offering of the Fund as part of such other investment companies' family of funds. Additionally, the maximum reduction of the Fund's FESC that may result from the inclusion of shares of such other investment companies in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention shall be a reduction to the front-end sales charge applicable to purchases of $500,000 but less than $1,000,000 (as set forth in the sales charge table in the Prospectus).


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the net asset value of Fund shares is summarized in the Prospectus in "Determination of Net Asset Value." The public offering price of Class A shares is the net asset value of Fund shares plus the applicable front end sales charge, if any. The maximum front end sales charge is 3.90% of the net asset value. The public offering price of Class B and Class C shares is the net asset value of Fund shares.

         Net asset value data of the Fund as of December 31, 1996 was calculated as follows:

Class A  Net Assets ($6,067,647)        =   Net Asset Value Per Share ($10.18)
         Shares Outstanding (596,194)

Class B  Net Assets ($2,737,647)        =   Net Asset Value Per Share ($10.19)
         Shares Outstanding (268,787)

Class C  Net Assets ($900,257)          =   Net Asset Value Per Share ($10.18)
         Shares Outstanding (88,448)


                         CALCULATION OF PERFORMANCE DATA

         Advertisements and other sales literature for the Fund may refer to "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return." Yield, taxable equivalent yield, average annual total return and cumulative total return are calculated as follows.

 YIELD

         Yield is computed by dividing the net investment income per share deemed earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

         FUNC {YIELD = 2 LEFT [LEFT ({ a-b} OVER cd + 1) RIGHT)SUP 6-1 RIGHT]}

         Where: a = dividends and interest earned during the period;
                b = expenses accrued for the period (net of reimbursements);
                c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                d = the maximum offering price per share on the last day of the period.

              The 30-day yields for the Fund for the 30-day period ended December 31, 1996 were:

                                                 30-Day Yield
                                                 ------------
                                                         Absent Voluntary
                                          Actual            Fee Waivers
                                          ------            -----------

                Class A                    6.01%               5.17%
                Class B                    5.49%               4.59%
                Class C                    5.51%               4.64%

TAXABLE EQUIVALENT YIELD

         Taxable equivalent yield is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by one minus a stated marginal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

         The taxable equivalent yield is based on current Federal marginal income tax rates combined with Minnesota marginal income tax rates. Each combined marginal rate assumes a single taxpayer and that state income taxes paid are fully deductible for purposes of computing federal taxable income. The combined marginal rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers.

         The taxable equivalent yields for the Fund for the 30-day period ended December 31, 1996 were:

                                                    ACTUAL
                                                    ------
                                 34.12%       36.87%       41.44%       44.73%
                                 ------       ------       ------       ------
         Class A                  9.12%        9.52%       10.26%       10.87%
         Class B                  8.33%        8.70%        9.38%        9.93%
         Class C                  8.36%        8.73%        9.41%        9.97%

                                          ABSENT VOLUNTARY FEE WAIVERS
                                          ----------------------------
                                 34.12%       36.87%       41.44%       44.73%
                                 ------       ------       ------       ------
         Class A                  7.85%        8.19%        8.83%        9.35%
         Class B                  6.97%        7.27%        7.84%        8.31%
         Class C                  7.04%        7.35%        7.92%        8.40%

AVERAGE ANNUAL TOTAL RETURN

         Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


              FUNC {P (1+T) SUP n = ERV}

              Where:       P  =   a hypothetical initial payment of $1,000;
                           T  =   average annual total return;
                           n  =   number of years; and
                         ERV  =   ending redeemable value at the end of the
                                  period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

         The Fund average annual total return since inception as of December 31, 1996 for Class A shares (inception 6/14/96), Class B shares (inception 6/12/96) and Class C shares (inception 6/7/96) was 1.45%, 7.29% and 5.02%, respectively. Absent voluntary fee waivers the average annual total return for Class A shares, Class B shares and Class C shares, would have been 0.83%, 6.61% and 4.34%, respectively.

CUMULATIVE TOTAL RETURN

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:



          FUNC {CTR = LEFT ({ERV-P} OVER P RIGHT) 100}


          Where: CTR =  Cumulative total return;
                 ERV =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of
                        such period; and
                 P   =  initial payment of $1,000.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

         The Fund cumulative total return since inception as of December 31, 1996 for Class A shares (inception 6/14/96), Class B shares (inception 6/12/96) and Class C shares (inception 6/7/96) was 1.45%, 7.29% and 5.02%, respectively. Absent voluntary fee waivers the average annual total return for Class A shares, Class B shares and Class C shares would have been 0.83%, 6.61% and 4.34%, respectively.

                          MONTHLY CASH WITHDRAWAL PLAN

         Any investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of the Fund at net asset value or distributed in cash. Shares in a Withdrawal Plan account are then redeemed to make each withdrawal payment. Deferred sales charges may apply to monthly redemptions of Class B and Class C shares (or to redemptions of Class A shares in connection with initial purchases of $1,000,000 or more which were not subject to a FESC). Redemptions for the purpose of withdrawal are made on the 25th of the month (or on the preceding business day if the 25th falls on a weekend or is a holiday) at that day's closing net asset value and checks are mailed on the next business day. Payments will be made to the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional Class A shares of the Fund would normally be disadvantageous to the investor because of the FESC payable on such purchases. For this reason, an investor may not maintain a plan for the accumulation of Class A shares of the Fund (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering Withdrawal Plans is borne by the Fund as an expense of all shareholders. The Fund or the Underwriter may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

         Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.


                             ADDITIONAL INFORMATION

         Information regarding certain record and beneficial ownership of Fund shares as of March 31, 1997 which equals or exceeds 5% of any class of Fund shares is available without charge by calling 800-525-6584.

         Organizational costs in connection with start-up and initial registration are being amortized over 60 months on a straight-line basis. If Voyageur redeems any or all of its shares of the Fund prior to the end of the Fund's 60-month amortization period, the redemption proceeds will be reduced by its pro rata portion of such Fund's unamortized organizational costs. If the Fund liquidates prior to the date such costs are fully amortized, Voyageur will bear all unamortized organizational costs of the Fund.

CUSTODIAN; COUNSEL; INDEPENDENT AUDITORS

         Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55479, acts as custodian of the Fund's assets and portfolio securities.

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, serves as counsel for the Fund.

         KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as independent auditors for the Fund.

LIMITATION OF DIRECTOR LIABILITY

         Under Minnesota law, each director owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of directors (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities law, or (iv) for any transaction from which the directors derived an improper personal benefit. The Articles of Incorporation of the Fund limit the liability of the Fund's directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted thereunder.

SHAREHOLDER MEETINGS

         The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for amendments to investment advisory contracts and Rule 12b-1 distribution plans.

FINANCIAL STATEMENTS

         The audited Financial Statements and Financial Highlights for the Funds for the period ended December 31, 1996 are incorporated herein by reference from the annual report of each Fund as filed with the Securities and Exchange Commission. Please call (800) 525-6584 to obtain a copy of the most recent annual report of a Fund at no charge.



                                   APPENDIX A
                          DESCRIPTIONS OF BOND RATINGS

Description of Standard and Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service LP ("Fitch") ratings:

S&P's Ratings for Municipal Bonds

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

     AAA is the highest rating assigned by S&P. An issuer's capacity to pay interest and repay the principal is extremely strong.

                                       AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

                                        A

     Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

                                       BBB

     Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                    BB and B

     Debt rated BB and B (as well as debt rated CCC, C and C) is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation within this category, B represents a somewhat higher degree of speculation and C represents the highest degree of speculation of these ratings.

     Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal repayments.

     Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

                                       C1

     The rating C1 is reserved for income bonds on which no interest is being paid.

                                        D

     Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                              Plus (+) or Minus (-)

     The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                       NR

     Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P Ratings for Municipal Notes

                                      SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

     Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                                       Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

     Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

     Bonds which are rated Caa are considered of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

     Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     Unrated

     When no rating has been assigned or when a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.


Moody's Ratings for Municipal Notes

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG, may also be assigned an issue having a demand feature. The municipal obligations bearing the designation MIG 1/VMIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. The municipal obligations bearing the designation are ample although not so large as in the preceding group.

                             Description of S&P A-1+
                                       and
                          A-1 Commercial Paper Ratings

     The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must possess overwhelming safety characteristics regarding timely payment. Commercial paper rated A-1 must have a degree of safety that is either overwhelming or very strong.

                                 Description of
                     Moody's Prime-1 Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch's Ratings for Municipal Bonds

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

                                       AAA

     Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

     Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

                                        A

     Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

     Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (`BB' to `C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (`DDD' to `D') is an assessment of the ultimate recovery value through reorganization or liquidation.

                                       BB

     Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

                                        B

     Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirement, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

     Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

     Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

     Bonds are in imminent default in payment of interest or principal.

                                  DDD, DD and D

     Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

                                Plus(+) Minus(-)

     Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

                                       NR

     Indicates that Fitch does not rate the specific issue.



                                   APPENDIX B
                        GENERAL CHARACTERISTICS AND RISKS
                             OF OPTIONS AND FUTURES

         GENERAL. As described in the Prospectus under "Investment Objectives and Policies -- Options and Futures," the Fund may purchase and sell options on the securities in which it may invest and the Fund may purchase and sell options on futures contracts (as defined below) and may purchase and sell futures contracts. The Fund intends to engage in such transactions if it appears advantageous to Voyageur to do so in order to pursue the Fund's investment objective, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets. The Fund will engage in hedging and risk management transactions from time to time in Voyageur's discretion, and may not necessarily be engaging in such transactions when movements in interest rates that could affect the value of the assets of the Fund occur.

         Conditions in the securities, futures and options markets will determine whether and in what circumstances the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC") and the federal tax requirements applicable to regulated investment companies. Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Fund does not intend to engage in such practices to a significant extent.

         The use of futures and options, and the possible benefits and attendant risks, are discussed below.

          FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or contracts based on financial indices including any index of securities in which the Fund may invest. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period. The Fund may also purchase and sell (write) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

         Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Fund will have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. The Fund may incur brokerage fees when it purchases or sells futures contracts.

         At the time a futures contract is purchased or sold, the Fund must deposit in a custodial account cash or securities as a good faith deposit payment (known as "initial margin"). It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately 1.5% to approximately 5% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily in a process known as "marking to market." If the market value of the futures contract has changed, the Fund will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract. These additional deposits or credits are calculated and required on a daily basis and are known as "variation margin."

         There may be an imperfect correlation between movements in prices of the futures contract the Fund purchases or sells and the portfolio securities being hedged. In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions. Specifically, temporary price distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the comparatively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market. Because price distortions may occur in the futures market and because movements in the prices of securities may not correlate precisely with movements in the prices of futures contracts, even if Voyageur correctly forecasts market trends the Fund's hedging strategy may not be successful. If this should occur, the Fund could lose money on the futures contracts and also on the value of its portfolio securities.

         Although the Fund believes that the use of futures contracts and options thereon will benefit it, if Voyageur's judgment about the general direction of securities prices or interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if the Fund seeks to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, the Fund may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

         OPTIONS ON SECURITIES. The Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options. The Fund may write call options only if the call option is "covered." A call option written by the Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes. The Fund may write put options only if the put option is "secured." A put option written by the Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of a put option, in eligible securities.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         The Fund may purchase and sell options that are exchange-traded or that are traded over-the counter ("OTC options"). Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         Although the Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund.

         REGULATORY RESTRICTIONS. To the extent required to comply with applicable SEC releases and staff positions, when entering into futures contracts or certain option transactions, such as writing a put option, the Fund will maintain, in a segregated account, cash or liquid high-grade securities equal to the value of such contracts. Compliance with such segregation requirements may restrict the Funds' ability to invest in intermediate- and long-term Municipal Obligations.

         The Fund intends to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that futures and options positions be used (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation.

         ACCOUNTING CONSIDERATIONS. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability subsequently is marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and subsequently is adjusted to the current market value of the option.

         In the case of a regulated futures contract purchased or sold by the Fund. an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset subsequently is adjusted to reflected changes in the amount of the deposit as well as changes in the value of the contract.




                                     PART B

                           VOYAGEUR MUTUAL FUNDS, INC.
               (VOYAGEUR NATIONAL HIGH YIELD MUNICIPAL BOND FUND)

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated April 28, 1997. A copy of the Prospectus or this Statement of Additional Information may be obtained free of charge by contacting the Fund at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Telephone: (612) 376-7000 or (800) 553-2143.

                                Table of Contents
                                                                            Page
Investment Policies and Restrictions........................................B-2
Board Members and Executive Officers of the Fund............................B-16
The Investment Adviser and Underwriter......................................B-19
Taxes.......................................................................B-26
Special Purchase Plans .....................................................B-28
Net Asset Value and Public Offering Price...................................B-30
Calculation of Performance Data.............................................B-30
Monthly Cash Withdrawal Plan................................................B-32
Additional Information......................................................B-33
Financial Information.......................................................B-35
Appendix A - Descriptions of Bond Ratings...................................A-1
Appendix B - General Characteristics and Risks of Options and Futures ......B-1


         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated April 28, 1997, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.

                              Dated April 28, 1997



                      INVESTMENT POLICIES AND RESTRICTIONS

         The investment objectives, policies and restrictions of the Voyageur National High Yield Municipal Bond Fund (the "Fund") are set forth in the Prospectus. Certain additional investment information is set forth below. All capitalized terms not defined herein have the same meanings as set forth in the Prospectus.

MUNICIPAL OBLIGATIONS

         Municipal Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Municipal Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

         Securities in which the Fund may invest, including Municipal Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or a State's legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Municipal Obligations may be materially affected.

         From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Municipal Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. In such event, management of the Fund may discontinue the issuance of shares to new investors and may reevaluate the Fund's investment objective and policies and submit possible changes in the structure of the Fund for shareholder approval.

         To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service LP ("Fitch"), or Standard & Poor's Ratings Services ("S&P") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, Voyageur Fund Managers, Inc. ("Voyageur" or "VFM"), the Fund's investment adviser, will subject these securities to other evaluative criteria prior to investing in such securities.

         Floating and Variable Rate Demand Notes. The Fund may purchase floating and variable rate demand notes. Generally, such notes are secured by letters of credit or other credit support arrangements provided by banks. Such notes normally have a stated long-term maturity but permit the holder to tender the note for purchase and payment of principal and accrued interest upon a specified number of days' notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a specified interest index, such as a bank's prime rate, and is adjusted automatically each time such index is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon current market conditions. Voyageur monitors the creditworthiness of issuers of floating and variable rate demand notes in the Fund's portfolio.

         Escrow Secured Bonds or Defeased Bonds. Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) some of its outstanding bonds and it becomes necessary or desirable to set aside funds for redemption or payment of the bonds at a future date or dates. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from S&P, Moody's and Fitch.

         State or Municipal Lease Obligations. Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which the Fund will invest, Voyageur will evaluate the credit rating of the lessee and the terms of the lease. Additionally, Voyageur may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

         The Constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "non-appropriation" clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or
(3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

         If the lease is terminated by the public body for non-appropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

         Concentration Policy. As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

         HOUSING OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

         HEALTH CARE OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

         UTILITY OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

         TRANSPORTATION OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

         EDUCATION OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

         INDUSTRIAL REVENUE OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

         OTHER RISKS. The exclusion from gross income for purposes of federal income taxes for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

TAXABLE OBLIGATIONS

         As set forth in the Prospectus, the Fund may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal income taxation.

         Government Obligations. The Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when Voyageur is satisfied that the credit risk with respect to the issuer is minimal.

         Repurchase Agreements. The Fund may invest in repurchase agreements. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the Fund's custodian (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

         Other Taxable Investments. The Fund also may invest in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

OPTIONS AND FUTURES TRANSACTIONS

         To the extent set forth in the Prospectus, the Fund may buy and sell put and call options on the securities in which it may invest, and the Fund may enter into futures contracts and options on futures contracts with respect to fixed-income securities or based on financial indices including any index of securities in which the Fund may invest. Futures and options will be used to facilitate allocation of the Fund's investments among asset classes, to generate income or to hedge against changes in interest rates or declines in securities prices or increases in prices of securities proposed to be purchased. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing (i.e. selling) call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can causes losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

         Writing Options. The Fund may write (i.e. sell) covered put and call options with respect to the securities in which they may invest. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by the Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of the Fund.

         "Covered options" means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         Through the writing of call or put options, the Fund may obtain a greater current return than would be realized on the underlying securities alone. The Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

         Purchasing Options. The Fund may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because the Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         The Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio.

         The Fund may also purchase call options. During the life of the call option, the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         Securities Index Option Trading. The Fund may purchase and write put and call options on securities indexes. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount.

         The effectiveness of purchasing or writing index options as a hedging technique depends upon the extent to which price movements in the Fund's portfolio correlate with price movements of the index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the relevant underlying securities markets generally or, in the case of certain indexes, in an industry market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on security indexes will be subject to Voyageur's ability to predict correctly movements in the direction of the stock market or interest rates market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. In the event Voyageur is unsuccessful in predicting the movements of an index, the Fund could be in a worse position than had no hedge been attempted.

         Because exercises of index options are settled in cash, the Fund cannot determine the amount of its settlement obligations in advance and, with respect to call writing, cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. When the Fund writes an option on an index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, high-grade liquid debt securities or "qualified securities" with a market value determined on a daily basis of not less than 100% of the current market value of the option.

         Options purchased and written by the Fund may be exchange traded or may be options entered into by the Fund in negotiated transactions with investment dealers and other financial institutions (over-the-counter or "OTC" options) (such as commercial banks or savings and loan associations) deemed creditworthy by Voyageur. OTC options are illiquid and it may not be possible for the Fund to dispose of options it has purchased or to terminate its obligations under an option it has written at a time when Voyageur believes it would be advantageous to do so.

         Futures Contracts and Options on Futures Contracts. The Fund may enter into futures contracts and purchase and write options on these contracts, including but not limited to interest rate and securities index contracts and put and call options on these futures contracts. These contracts will be entered into on domestic and foreign exchanges and boards of trade, subject to applicable regulations of the Commodity Futures Trading Commission. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

         In connection with transactions in futures contracts and writing related options, the Fund will be required to deposit as "initial margin" a specified amount of cash or short-term, U.S. Government securities. The initial margin required for a futures contract is set by the exchange on which the contract is traded. It is expected that the initial margin would be approximately 1-1/2% to 5% of a contract's face value. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. The Fund will not purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on the Fund's existing futures and related options positions and premiums paid for options or futures contracts entered into for other than bona fide hedging purposes would exceed 5% of the Fund's assets.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS.

         Hedging Risks in Futures Contracts Transactions. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

         Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the financial instruments included in the applicable index.

         Successful use of futures contracts by the Fund is subject to the ability of Voyageur to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Liquidity of Futures Contracts. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

         Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Risks of Options. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but the Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options may exceed the amount of the premium received.

         The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when Voyageur deems it desirable to do so. Although the Fund will enter into an option position only if Voyageur believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

         The Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by Voyageur, which could prove to be inaccurate. Even if the expectations of Voyageur are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Fund will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in price of securities that the Fund anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         As discussed above, options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Fund to dispose of options they have purchased or terminate their obligations under an option they have written at a time when Voyageur believes it would be advantageous to do so. Accordingly, OTC options are subject to the Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, the Fund could experience a loss of all or part of the value of the option. Voyageur anticipates that options on Municipal Obligations will consist primarily of OTC options.

ILLIQUID INVESTMENTS

         The Fund is permitted to invest up to 15% of its net assets in illiquid investments. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment.

         As set forth in the Prospectus, the Fund may invest in certain restricted securities (securities which were originally sold in private placements and which have not been registered under Securities Act of 1933 (the "1933 Act")), commercial paper issued pursuant to Section 4(2) under the 1933 Act, and municipal lease obligations, and treat such securities as liquid when they have been determined to be liquid by Voyageur subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to restricted securities, the liquidity of such securities increased as a result of the adoption of Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. Investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

DIVERSIFICATION

         Although the Fund is characterized as a non-diversified fund under the 1940 Act, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986 as a "regulated investment company." In order to qualify as a regulated investment company, the Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Code requires that not more than 25% in value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.

         For purposes of such diversification, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. If a State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the State, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.

         Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a State, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U.S. Government securities will be treated as investments in U.S. Government securities for purposes of determining the Fund's compliance with the 1940 Act diversification requirements.

PORTFOLIO TURNOVER

         Portfolio turnover for the Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of the Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year.

INVESTMENT RESTRICTIONS

         The Fund has adopted certain investment restrictions set forth below which, together with the investment objectives of the Fund and other policies which are specifically identified as fundamental in the Prospectus or herein cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the 1940 Act, this means the lesser of the vote of (1) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The following investment restrictions apply to the Fund. The Fund will not:

                  (1) Borrow money (provided that the Fund may enter into reverse repurchase agreements with respect to not more than 10% of its total assets), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets.

                  (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

                  (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

                  (4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

                  (5) Invest 25% or more if its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry.

                  (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

                  (7) Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current Prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

         The following non-fundamental investment restrictions may be changed by the Board of the Fund at any time. The Fund will not:

                  (1) Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

                  (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (3) Write puts if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover such puts.

                  (4) Make short sales of securities or maintain a short position for the account of the Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

                BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUND

         The Board members and officers of the Fund, their position with the Fund and their principal occupations during the past five years are set forth below. Unless indicated otherwise, all positions have been held more than five years. In addition to the occupations set forth below, the Directors and officers also serve as directors and trustees or officers of various other closed-end and open-end investment companies managed by Voyageur.

                                                          PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE                  POSITION          PAST FIVE YEARS AND OTHER AFFILIATIONS
----------------------                  --------          --------------------------------------

Clarence G. Frame, 78                   Director          Of counsel, Briggs & Morgan law firm.  Mr. Frame
First National Bank Building,                             currently serves on the board of directors of
Tosco W-875                                               Corporation (an oil refining and marketing company),
332 Minnesota Street                                      Milwaukee Land Company, and Independence One
St. Paul, Minnesota  55101                                Mutual Funds.

Richard F. McNamara, 64                 Director          Chief Executive Officer of Activar, Inc., a
7808 Creekridge Circle #200                               Minneapolis-based holding company consisting of
Minneapolis, Minnesota 55439                              seventeen companies in industrial plastics, sheet metal,
                                                          automotive aftermarket, construction supply,
                                                          electronics and financial services, since 1966.  Mr.
                                                          McNamara currently serves on the board of directors
                                                          of Rimage (electronics manufacturing) and Interbank.

Thomas F. Madison, 61                   Director          President and CEO of MLM Partners, Inc. since
200 South Fifth Street                                    January 1993; previously, Vice Chairman--Office of
Suite 2100                                                the CEO, The Minnesota Mutual Life Insurance
Minneapolis, Minnesota 55402                              Company from February to September 1994; President
                                                          of U.S. WEST Communications--Markets from 1988
                                                          to 1993.  Mr. Madison currently serves on the board of
                                                          directors of Valmont Industries, Inc. (metal
                                                          manufacturing), Eltrax Systems, Inc. (data
                                                          communications integration), Minnegasco, Span Link
                                                          Communications (software), ACI Telecentrics
                                                          (outbound telemarketing and telecommunications) and
                                                          various civic and educational organizations.

James W. Nelson, 55                     Director          Chairman and Chief Executive Officer of Eberhardt
81 South Ninth Street                                     Holding Company and its subsidiaries.
Suite 400
Minneapolis, Minnesota 55440

Robert J. Odegard, 76                   Director          Special Assistant to the President of the University of
University of Minnesota                                   Minnesota.
   Foundation
1300 South Second Street
Minneapolis, Minnesota 55454

John G. Taft, 42                        President         President of the Adviser; Director (since 1993) of
90 South Seventh Street                                   the Adviser and the Underwriter; Executive
Suite 4400                                                Vice President (since 1995) of the Underwriter;
Minneapolis, Minnesota 55402                              President of the Underwriter from 1991 to 1995;
                                                          Management committee member of the Adviser from
                                                          1991 to 1993.

Jane M. Wyatt, 42                       Executive         Chief Investment Officer and Director of the Adviser
90 South Seventh Street                 Vice              since 1993; Director and Executive Vice President of
Suite 4400                              President         the Underwriter since 1993; Executive Vice President
Minneapolis, Minnesota 55402                              and Portfolio Manager of the Adviser from 1992 to
                                                          1993.

Andrew M. McCullagh, Jr., 48            Executive         Senior Tax Exempt Portfolio Manager of the Adviser;
717 Seventeenth Street                  Vice              previously, Director of the Adviser and the
Denver, Colorado  80202                 President         Underwriter from 1993 to 1995.

Elizabeth H. Howell, 35                 Vice              Senior Tax Exempt Portfolio Manager of the Adviser.
90 South Seventh Street                 President
Suite 4400
Minneapolis, Minnesota 55402

James C. King, 56                       Vice              Senior Equity Portfolio Manager of the Adviser since
90 South Seventh Street                 President         1993; previously, Director of the Adviser and the
Suite 4400                                                Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402

Steven P. Eldredge, 41                  Vice              Senior Tax Exempt Portfolio Manager of the Adviser
90 South Seventh Street                 President         since 1995; previously, portfolio manager for ABT
Suite 4400                                                Mutual Funds, Palm Beach, Florida, from 1989 to
Minneapolis, Minnesota 55402                              1995.

Kenneth R. Larsen, 34                   Treasurer         Treasurer of the Adviser and the Underwriter;
90 South Seventh Street                                   previously, Director, Secretary and Treasurer of the
Suite 4400                                                Adviser and the Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402

Thomas J. Abood, 33                     Secretary         Senior Vice President and General Counsel of
90 South Seventh Street                                   Dougherty Financial Group, Inc. (since 1995);
Suite 4400                                                Senior Vice President of the Adviser, the Underwriter
Minneapolis, Minnesota 55402                              and Voyageur Companies, Inc. since 1995; previously,
                                                          Vice President of the Adviser and Voyageur
                                                          Companies, Inc. from 1994 to 1995; associated with
                                                          the law firm of Skadden, Arps, Slate, Meagher &
                                                          Flom, Chicago, Illinois from 1988 to 1994.

         The Fund does not compensate its officers. Each director or trustee (who is not an employee of Voyageur or any of its affiliates) will receive a total annual fee of $26,000 for serving as a director or trustee for each of the open-end and closed-end investment companies (the "Fund Complex") for which Voyageur acts as investment adviser, plus a $500 fee for each special in-person meeting attended by such director. These fees are allocated among each series or fund in the Fund Complex based on the relative average net asset value of each series or fund. Currently the Fund Complex consists of ten open-end investment companies comprising 33 series or funds and six closed-end investment companies. In addition, each director or trustee who is not an employee of Voyageur or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings. The following table sets forth the aggregate compensation received by each director from the Fund Complex during the calendar year ended December 31, 1996. As of the date of this Statement of Additional Information, the Fund had not paid any compensation to directors.

DIRECTOR                             TOTAL COMPENSATION FROM FUND COMPLEX
--------                             ------------------------------------
Clarence G. Frame                                  $25,500
Richard F. McNamara                                $25,500
Thomas F. Madison                                  $25,500
James W. Nelson                                    $25,500
Robert J. Odegard                                  $25,500


                     THE INVESTMENT ADVISER AND UNDERWRITER

         Voyageur Fund Managers, Inc., a Minnesota corporation ( "Voyageur"), has been retained under an investment advisory agreement (the "Advisory Agreement") to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group Inc. ("DFG"), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. Certain key employees of DFG and its subsidiaries and an employee benefit plan benefitting the employees of such companies have been offered the opportunity to purchase voting common shares of DFG through stock options granted with respect thereto, with the shareholdings of Pohlad Companies and Mr. Dougherty each to be diluted proportionately by any such purchases. Following any such purchases, Mr. Dougherty and Pohlad Companies would each continue to own greater than 25% of the outstanding voting common shares of DFG, and no other person or entity would own greater than 25% of such shares. The principal executive offices of Voyageur are located at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota, 55402.

         Voyageur Fund Distributors, Inc. (the "Underwriter") is the principal distributor of the Fund's shares. With regard to the Underwriter, Mr. Frank Tonnemaker is the President and a director and Mr. Taft and Ms. Wyatt are each Executive Vice Presidents and directors. Mr. Abood is Senior Vice President and Mr. Larsen is Treasurer.

INVESTMENT ADVISORY AGREEMENT

         The Fund does not maintain its own research department. The Fund has contracted with Voyageur for investment advice and management. Pursuant to an Investment Advisory Agreement, Voyageur has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objective and investment policies and restrictions of the Fund and subject to the supervision of the Fund's Board of Directors. Voyageur also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. Voyageur has agreed to arrange for officers and employees of Voyageur to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

         As compensation for Voyageur's services, the Fund is obligated to pay to Voyageur a monthly investment advisory and management fee equivalent on an annual basis to .65 of 1% of its average daily net assets, respectively. The fee is based on the average daily value of the Fund's net assets at the close of each business day. For the fiscal years ended July 31, 1996, 1995 and 1994, the Fund's predecessor paid advisory fees of $322,677, $342,193 and $353,208, respectively. For the period from August 1, 1996 to December 31, 1996, the Fund paid $140,548 in advisory fees.

         The Investment Advisory Agreement continues from year to year only if approved annually (a) by the Fund's Board or by vote of a majority of the outstanding voting securities of the Fund and (b) by vote of a majority of board members of the Fund who are not parties to such Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated by either party on 60 days' notice to the other party and terminates automatically upon its assignment. The Investment Advisory Agreement also provides that amendments to the Agreement may be affected if approved by the Board (including a majority of the directors who are not interested persons of Voyageur or the Fund), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Board of Directors (unless the 1940 Act otherwise requires shareholder approval).

ADMINISTRATIVE SERVICES AGREEMENT

         Voyageur also acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, Voyageur provides the Fund all dividend disbursing, transfer agency, administrative and accounting services required by the Fund including, without limitation, the following: (i) the calculation of net asset value per share (including the pricing of the Fund's portfolio of securities) at such times and in such manner as is specified in the Fund's current Prospectus and Statement of Additional Information, (ii) upon the receipt of funds for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively, (iii) upon the Fund's distribution of dividends, the calculation of the amount of such dividends to be received per share, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund (other than any shareholder who has elected to receive such dividends in cash) and the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash,
(iv) the provision of transfer agency services, (v) the creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request, (vi) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications, and the mailing thereof to shareholders of the Fund, and (vii) the provision of such other dividend disbursing, transfer agency, administrative and accounting services as the Fund and Voyageur may from time to time agree upon. Pursuant to the Administrative Services Agreement, Voyageur also provides such regulatory, reporting and compliance related services and tasks as the Fund may reasonably request.

         As compensation for these services, the Fund pays Voyageur a monthly fee based upon the Fund's average daily net assets and the number of shareholder accounts then existing. This fee is equal to the sum of (i) $1.33 per shareholder account per month, (ii) $1,000 per month if the Fund's average daily net assets do not exceed $50 million, $1,250 per month if the Fund's average daily net assets are greater than $50 million but do not exceed $100 million, and $1,500 per month if the Fund's average daily net assets exceed $100 million, and (iii) 0.11% per annum of the first $50 million of the Fund's average daily net assets, 0.06% per annum of the next $100 million of the Fund's average daily net assets, 0.035% per annum of the next $250 million of the Fund's average daily net assets, 0.03% per annum of the next $300 million of the Fund's average daily net assets and 0.02% per annum of the Fund's average daily net assets in excess of $700 million. For purposes of calculating average daily net assets, as such term is used in the Administrative Services Agreements, the Fund's net assets equal its total assets minus its total liabilities. The Fund also reimburses Voyageur for its out-of-pocket expenses in connection with Voyageur's provision of services under the Fund's Administrative Services Agreement. For the period from August 1, 1996 to December 31, 1996, the Fund paid $28,025 in administrative service fees.

         The Administrative Services Agreement is renewable from year to year if the directors approve it in the same way they approve the Investment Advisory Agreement. The Administrative Services Agreement can be terminated by either party on 60 days' notice to the other party and the Agreement terminates automatically upon its assignment. The Administrative Services Agreement also provides that amendments to the Agreement may be effected if approved by the Board (including a majority of the board members who are not interested persons of Voyageur or the Fund), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Board (unless the 1940 Act otherwise requires shareholder approval thereof).

EXPENSES OF THE FUND

         Voyageur is contractually obligated to pay the operating expenses of the Fund (excluding interest, taxes, brokerage fees and commissions and Rule 12b-1 fees, if any) which exceed 1% of the Fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee, and the dividend disbursing, administrative and accounting services fee. In addition, Voyageur reserves the right to voluntarily waive its fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. Any such waiver or absorption, however, is in Voyageur's sole discretion and may be lifted or reinstated at any time.

         All costs and expenses (other than those specifically referred to as being borne by Voyageur or the Underwriter) incurred in the operation of the Fund are borne by the Fund. These expenses include, among others, fees of the Board members who are not employees of Voyageur or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity bond and other coverage and expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Underwriter under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of the Fund's custodian, and bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses, reports and statements to shareholders.

RULE 12b-1 PLAN OF DISTRIBUTION; DISTRIBUTION AGREEMENT

         The Fund has adopted a Plan of Distribution (the "Plan") relating to the payment of certain expenses pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by a Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing.

         Rule 12b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

         (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule 12b-1;
         (2) that any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to its plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amount so expended and the purposes for which such expenditures were made; and
         (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of a Fund.

         Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1 (c) provides that the Fund may rely upon Rule 12b-1 only if the selection and nomination of that Fund's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

         The Fund has entered into a Distribution Agreement with the Underwriter, pursuant to which the Underwriter acts as the principal underwriter of the Fund's shares. The Distribution Agreement and Plan provide that the Underwriter agrees to provide, and shall pay costs which it incurs in connection with providing, administrative or accounting services to shareholders of the Fund (such costs are referred to as "Shareholder Servicing Expenses") and that the Underwriter shall also pay all costs of distributing the shares of the Fund ("Distribution Expenses"). Shareholder Servicing Expenses include all expenses of the Underwriter incurred in connection with providing administrative or accounting services to shareholders of the Fund, including, but not limited to, an allocation of the Underwriter's overhead and payments made to persons, including employees of the Underwriter, who respond to inquiries of shareholders regarding their ownership of Fund shares, or who provide other administrative or accounting services not otherwise required to be provided by the Fund's investment adviser or dividend disbursing, transfer, administrative and accounting services agent. Distribution Expenses include, but are not limited to, initial and ongoing sales compensation (in addition to sales loads) paid to investment executives of the Underwriter and to other broker-dealers and participating financial institutions; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Underwriter's overhead; payments to and expenses of persons who provide support services in connection with the distribution of Fund shares; and other distribution-related expenses.

         Pursuant to the provisions of the Distribution Agreement, the Underwriter is entitled to receive a total fee each quarter at an annual rate of
 .25% of the average daily net assets attributable to the Fund's Class A shares, 1.00% of the average daily net assets attributable to the Fund's Class B shares and 1.00% of the average daily net assets attributable to the Fund's Class C shares to pay distribution expenses. As determined from time to time by the Board, a portion of such fees shall be designated as a "shareholder servicing fee" and a portion shall be designated as a "distribution fee." The Board has determined that all of the fee payable with respect to Class A shares shall be designated a shareholder servicing fee. With respect to fees payable with respect to Class B shares and Class C shares, that portion of the fee equal to
 .25% of average daily net assets attributable to each of the Fund's Class B shares and Class C shares is designated a shareholder servicing fee and that portion of the fee equal to .75% of average daily net assets attributable to each of the Fund's Class B shares and Class C shares is designated a distribution fee. Amounts payable to the Underwriter under the Distribution Agreement may exceed or be less than the Underwriter's actual distribution expenses and shareholder servicing expenses. In the event such distribution expenses and shareholder servicing expenses exceed amounts payable to the Underwriter under the Plan, the Underwriter shall not be entitled to reimbursement by the Fund. In addition to being paid shareholder servicing and distribution fees, the Underwriter also receives for its services the sales charge on sales of Fund shares set forth in the Prospectus. For the fiscal years ended July 31, 1996, 1995 and 1994, the Fund's predecessor Distributors earned distribution fees of $120,396, $126,890 and $140,340 and voluntarily waived distribution fees of $73,210, $78,426 and $71,584, respectively. For the period from August 1, 1996 to December 31, 1996, the Fund paid $72,184 in 12b-1 fees.

         The Fund's Distribution Agreement is renewable from year to year if the Fund's Board approves the Agreement and the Fund's Plan. The Fund or the Underwriter can terminate its Distribution Agreement on 60 days' notice to the other party, and the Distribution Agreement terminates automatically upon its assignment. In the Fund's Distribution Agreement, the Underwriter agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by the Underwriter only from persons affiliated with the Fund but not the Underwriter.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         As the Fund's portfolio is composed exclusively of debt, rather than equity securities, most portfolio transactions are effected with dealers without the payment of brokerage commissions, but rather at net prices which usually include a spread or markup. In effecting such portfolio transactions on behalf of the Fund, Voyageur seeks the most favorable net price consistent with the best execution. However, frequently, Voyageur selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of Voyageur to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

         Decisions with respect to placement of the Fund's portfolio transactions are made by Voyageur. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for the Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Voyageur. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Voyageur to supplement its own investment research activities and enables Voyageur to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Voyageur, Voyageur receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.

         Voyageur has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services provided Voyageur, except as noted below. However, Voyageur does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide Voyageur with research services which Voyageur anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. In the event any transactions are executed on an agency basis, Voyageur will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Voyageur determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Voyageur's overall responsibilities with respect to the accounts as to which it exercises investment discretion. If the Fund executes any transactions on an agency basis, it will generally pay higher than the lowest commission rates available.

         The Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Voyageur, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund. In determining the commissions to be paid to a broker-dealer affiliated with Voyageur, it is the policy of the Fund that such commissions will, in the judgment of Voyageur, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Fund may purchase securities from an underwriting syndicate of which an affiliated broker-dealer is a member (but not directly from such affiliated broker-dealer itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Board of Directors, particularly those Board members who are not interested persons of the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Fund's directors may determine, Voyageur may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

OTHER INFORMATION

         Conversion of Class B Shares. In addition to information regarding conversion set forth in the Prospectus, the conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

         Signature Guaranty. In addition to information regarding redemption of shares and signature guaranty set forth in the Prospectus, a signature guaranty will be required when redemption proceeds: (1) exceed $50,000 (unless it is being wired to a pre-authorized bank account, in which case a guarantee is not required), (2) are to be paid to someone other than the registered shareholder or (3) are to be mailed to an address other than the address of record or wired to an account other than the pre-authorized bank or brokerage account. On joint account redemptions of the type previously listed, each signature must be guaranteed. A signature guarantee may not be provided by a notary public. Please contact your investment executive for instructions as to what institutions constitute eligible signature guarantors.

         Valuation of Portfolio Securities. Generally, trading in certain securities such as tax-exempt securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the primary close of trading on the Exchange. The values of such securities used in determining the net asset value of Fund shares are computed as of such times. Occasionally events affecting the value of such securities may occur between such times and the primary close of trading on the Exchange which are not reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair market value as determined in good faith by Voyageur in accordance with procedures adopted by the Board of Directors.

         Bank Purchases. Banks, acting as agents for their customers and not for the Fund or the Underwriter, from time to time may purchase Fund shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of any Fund's shares, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Fund. Management does not believe that a termination in the relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ and banks and financial institutions may be required to register as dealers pursuant to state law. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

                                      TAXES

         Under the Internal Revenue Code of 1986, as amended (the "Code"), all or a portion of the interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by a shareholder. Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares.

         The Fund's present policy is to designate exempt-interest dividends at each daily distribution of net interest income. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.

         An exchange of shares in one Voyageur fund for shares in another fund pursuant to exercise of the Exchange Privilege is considered to be a sale of the shares for federal tax purposes that may result in a taxable gain or loss. If a shareholder incurs a sales charge in acquiring shares and then, after holding those shares not more than 90 days, exchanges them pursuant to the Exchange Privilege for shares of another Voyageur fund, the shareholder may not take into account the initial sales charge (to the extent that the otherwise applicable sales charge on the later-acquired shares is reduced) for purposes of determining the shareholder's gain or loss on the exchange of the first held shares. To the extent that the sales charge is disregarded upon the exchange of the first shares, however, it may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

         The Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the taxable amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid this excise tax, the Fund must declare dividends by the end of the calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long and short term capital gain) for the 12-month period ending on October 31 of such year. For purposes of the excise tax, any income on which the Fund has paid corporate-level tax is considered to have been distributed. The Fund intends to make sufficient distributions each year to avoid the payment of the excise tax.

         Under a special provision of the Revenue Reconciliation Act of 1993, all or a portion of the gain that the Fund realizes on the sale of a Municipal Obligation that it purchased at a market discount may have to be treated as ordinary income rather than capital gain.

         For shareholders who are recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits that may be included in gross income is 85%.

         For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain Municipal Obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. In addition, all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings for purposes of determining the federal corporate AMT and the environmental tax imposed on corporations by Section 59A of the Code. Liability for AMT will depend on each shareholder's individual tax situation.

         The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt bonds held by the Fund. The Fund will avoid investment in bonds which, in the opinion of the investment adviser, pose a material risk of the loss of tax exemption. Further, if a bond in the Fund's portfolio lost its exempt status, the Fund would make every effort to dispose of such investment on terms that are not detrimental to the Fund.

         The Code forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months. This restriction may limit the extent to which the Fund may purchase options. To the extent the Fund engages in short-term trading and enters into options transactions, the likelihood of violating this 30% requirement is increased.

         Gain or loss on options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of such options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system."

                             SPECIAL PURCHASE PLANS

         Automatic Investment Plan. As a convenience to investors, shares may be purchased through a pre-authorized automatic investment plan. Such pre-authorized investments (at least $100) may be used to purchase shares of the Fund at the public offering price next determined after the Fund receives the investment (normally the 20th of each month, or the next business day thereafter). Further information is available from the Underwriter.

         Combined Purchase Privilege. The following persons (or groups of persons) may qualify for reductions from the front end sales charge ("FESC") schedule for Class A shares set forth in the Fund's prospectus by combining purchases of any class of shares of any one or more of the Voyageur funds which bears a FESC (and, in certain circumstances, purchases of FESC shares of certain other open-end investment companies) if the combined purchase of all such funds totals at least $50,000.

                  (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act;
                  (ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;
                  (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust) created pursuant to a plan qualified under Section 401 of the Code;
                  (iv) tax-exempt organizations enumerated in Section 501(c)(3) of the Code;
                  (v) employee benefit plans of a single employer or of affiliated employers;
                  (vi) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

         Cumulative Quantity Discount (Right of Accumulation). A purchase of Class A shares may qualify for a Cumulative Quantity Discount. The applicable FESC will then be based on the total of:

                  (i) the amount of the current purchase; and
                  (ii) the amount previously invested (valued at the time of investment) in shares of any class of one or more Voyageur Funds which has a FESC owned by the investor; and
                  (iii) the amount previously invested (valued at the time of investment) in shares of any classes of one or more Voyageur Funds which has a FESC owned by another shareholder eligible to participate with the investor in a "Combined Purchase Privilege" (see above).

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the privilege or discount.

         Letter of Intention. Investors may also obtain the reduced front end sales charges shown in the Fund's prospectus by means of a written Letter of Intention, which expresses the investor's intention to invest not less than $50,000 (including certain "credits," as described below) within a period of 13 months in any one or more of the Voyageur funds which has a FESC. Each purchase of shares under a Letter of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. A Letter of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege described above may purchase shares under a single Letter of Intention.

         If, for example, on the date an investor signs a Letter of Intention to invest at least $50,000 as set forth above and the investor and the investor's spouse and children under age 21 have previously invested $20,000 in shares which are still held by such persons, it will only be necessary to invest a total of $30,000 during the 13 months following the first date of purchase of such shares in order to qualify for the sales charges applicable to investments of $50,000. The cumulative purchase would have to total at least $50,000 to qualify for a reduced sales charge for the Fund.

         The Letter of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intention and qualifies for further reduced sales charges, the sales charges will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.

         Investors electing to take advantage of the Letter of Intention should carefully review the appropriate provisions on the authorization form attached to the Prospectus.

         Shares of other open-end investment companies bearing a FESC will be included with Voyageur Fund shares bearing a FESC in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention only if such shares are owned by customers of dealers that Voyageur or the Underwriter has engaged to provide administration or accounting services to Fund omnibus accounts in connection with the offering of the Fund as part of such other investment companies' family of funds. Additionally, the maximum reduction of the Fund's FESC that may result from the inclusion of shares of such other investment companies in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention shall be a reduction to the front-end sales charge applicable to purchases of $500,000 but less than $1,000,000 (as set forth in the sales charge table in the Prospectus).

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the public offering price of Fund shares, which is equal to the net asset value per share plus the applicable sales charge, if any, is summarized in the Prospectus. The net asset value of the Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):
New Year's Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

         Net asset value data of the Fund as of December 31, 1996 was calculated as follows:

Class A    Net Assets ($59,104,609)
           --------------------
           Shares Outstanding (5,684,868)  =  Net Asset Value Per Share ($10.40)

           Maximum Public Offering Price   =  $10.40 + 3.75% of POP = $10.81

Class B    Net Assets ($88,367)            =  Net Asset Value Per Share ($10.40)
           --------------------
           Shares Outstanding (8,498)


                         CALCULATION OF PERFORMANCE DATA

         Advertisements and other sales literature for the Fund may refer to "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return." Yield, taxable equivalent yield, average annual total return and cumulative total return are calculated as follows.

         Effective with the close of business on November 8, 1996, the Fund acquired the assets and assumed all identified liabilities of Great Hall National Tax-Exempt Fund, in a tax-free exchange by issuing new shares. The Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for the Fund represents the financial history of Great Hall National Tax-Exempt Fund.

         The performance data provided of the Fund for periods prior to November 8, 1996 is that of the Great Hall Fund as of July 31, 1996.

 YIELD

         Yield is computed by dividing the net investment income per share deemed earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:



         FUNC {YIELD = 2 LEFT [LEFT ({ a-b} OVER cd + 1 RIGHT )SUP 6 - 1 RIGHT]}

         Where:  a  =   dividends and interest earned during the period;
                 b  =   expenses accrued for the period (net of reimbursements);
                 c  =   the average daily number of shares outstanding during
                        the period that were entitled to receive dividends;
                        and
                 d  =   the maximum offering price per share on the last day
                        of the period.

         The Fund's yield for the 30-day period ended December 31, 1996 was 5.35% (5.19% absent voluntary fee waivers) for Class A shares and 4.84% (4.60% absent voluntary fee waivers) for Class B shares.

TAXABLE EQUIVALENT YIELD

         Taxable equivalent yield is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by one minus a stated marginal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

         The taxable equivalent yield is based on current Federal marginal income tax rates for a single taxpayer. The marginal rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers.

         The Fund's taxable equivalent yields for the 30-day period ended December 31, 1996 were 7.43%, 7.75%, 8.36% and 8.86% for Class A shares and 6.72%, 7.01%, 7.56% and 8.01% for Class B shares assuming a federal marginal income tax rate of 28%, 31%, 36% and 39.6%, respectively. Absent voluntary fee waivers the Fund's taxable equivalent 30-day yields would have been 7.21%, 7.52%, 8.11% and 8.59% for Class A shares and 6.39%, 6.67%, 7.19% and 7.62% for
Class B shares, respectively.

TAX-EXEMPT VS. TAXABLE INCOME

         The table below shows the approximate yields that taxable securities must earn to equal federally tax-exempt yields under selected federal income tax brackets. The 39.6% federal rate is the highest rate in effect for individuals in 1996.

                                                Equivalent Taxable Yield
                  ---------------------------------------------------------------------------------
Tax-Free                  28%                   31%                   36%                  39.6%
  Yield           Federal Bracket       Federal Bracket       Federal Bracket       Federal Bracket
--------          ---------------       ---------------       ---------------       ---------------
   4.00%               5.56%                   5.80%                 6.25%                 6.62%
   4.50                6.25                    6.52                  7.03                  7.45
   5.00                6.94                    7.25                  7.81                  8.28
   5.50                7.64                    7.97                  8.59                  9.11
   6.00                8.33                    8.70                  9.38                  9.93
   6.50                9.03                    9.42                 10.16                 10.76
   7.00                9.72                   10.14                 10.94                 11.59
   7.50               10.42                   10.87                 11.72                 12.42
   8.00               11.11                   11.59                 12.50                 13.25

         This chart does not take into consideration any federal alternative minimum tax. In addition, the chart is based upon yields that are derived solely from tax-exempt income. To the extent the Fund's advertised yield is derived from taxable income, the Fund's equivalent taxable yield will be less than set forth in the chart. The tax-free yields used in these charts should not be considered as representations of any particular rates of return and are for purposes of illustration only.

AVERAGE ANNUAL TOTAL RETURN

         Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)(n) = ERV

         Where:  P     =    a hypothetical initial payment of $1,000;
                 T     =    average annual total return;
                 n     =    number of years; and
                 ERV   =    ending redeemable value at the end of the period of
                            a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

         The following table sets forth the average annual total returns for the fund for the periods indicated and ended December 31, 1996.

                                                            Average Annual Total Return
                                         ----------------------------------------------------------------
                                                                                  Absent Voluntary
                                                     Actual                          Fee Waivers
                                         ----------------------------     -------------------------------
                                                              Since                              Since
                                         1 Year   5 Year    Inception     1 Year     5 Year     Inception
                                         ------   ------    ---------     ------     ------     ---------

         Class A (Inception 9/22/86)      2.40%    7.01%      7.52%+       2.14%      6.82%       7.26%
         Class B (Inception 12/18/96)        **       **      0.43%           **         **       0.22%

** Not in existence for the period.
+  Average annual total return for 10 years.


CUMULATIVE TOTAL RETURN

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               FUNC {CTR = LEFT( {ERV-P } OVER P RIGHT ) 100 }

          Where:   CTR  =   Cumulative total return
                   ERV  =   ending redeemable value at the end of the period of
                            a hypothetical $1,000 payment made at the beginning
                            of such period; and
                   P    =   initial payment of $1,000

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

                                         Cumulative Total Return Since Inception
                                         ---------------------------------------
                                                               Absent Voluntary
                                         Actual                   Fee Waivers
                                         ------                ----------------
         Class A (Inception 9/22/86)      112.64%                  110.07%
         Class B (Inception 12/18/96)       0.43%                    0.22%


                          MONTHLY CASH WITHDRAWAL PLAN

         Any investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of the Fund at net asset value or distributed in cash. Shares in a Withdrawal Plan account are then redeemed to make each withdrawal payment. Deferred sales charges may apply to monthly redemptions of Class B and Class C shares (or to redemptions of Class A shares in connection with initial purchases of $1,000,000 or more which were not subject to a FESC). Redemptions for the purpose of withdrawal are made on the 25th of the month (or on the preceding business day if the 25th falls on a weekend or is a holiday) at that day's closing net asset value and checks are mailed on the next business day. Payments will be made to the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional Class A shares of the Fund would normally be disadvantageous to the investor because of the FESC payable on such purchases. For this reason, an investor may not maintain a plan for the accumulation of Class A shares of the Fund (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering Withdrawal Plans is borne by the Fund as an expense of all shareholders. The Fund or the Underwriter may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

         Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.


                             ADDITIONAL INFORMATION

         Information regarding certain record and beneficial ownership of Fund shares as of March 31, 1997 which equals or exceeds 5% of any class of Fund shares is available without charge by calling 800-525-6584.

         Organizational costs, if any, in connection with start-up and initial registration will be amortized over 60 months on a straight-line basis. If Voyageur redeems any or all of its shares of the Fund prior to the end of the Fund's 60-month amortization period, the redemption proceeds will be reduced by its pro rata portion of such Fund's unamortized organizational costs. If the Fund liquidates prior to the date such costs are fully amortized, Voyageur will bear all unamortized organizational costs of the Fund.

CUSTODIAN; COUNSEL; INDEPENDENT AUDITORS

         Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55479, acts as custodian of the Fund's assets and portfolio securities.

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, serves as counsel for the Fund.

         KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as independent auditors for the Fund.

LIMITATION OF DIRECTOR LIABILITY

         Under Minnesota law, each director owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of directors (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities law, or (iv) for any transaction from which the directors derived an improper personal benefit. The Articles of Incorporation of the Fund limit the liability of the Fund's directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

SHAREHOLDER MEETINGS

         The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for amendments to investment advisory contracts and Rule 12b-1 distribution plans.

FINANCIAL INFORMATION

         The audited Financial Statements and accompanying report of independent accountants for the Fund for the period ended December 31, 1996 are incorporated herein by reference from the annual report of the Fund as filed with the Securities and Exchange Commission. No other portion of the annual report is so incorporated. Please call (800) 553-2143 to obtain a copy of the most recent annual report of the Fund at no charge. Effective with the close of business on November 8, 1996, the Fund acquired the assets and assumed all identified liabilities of Great Hall National Tax-Exempt Fund, in a tax-free exchange by issuing new shares. The Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for the Fund represents the financial history of Great Hall National Tax-Exempt Fund.


                                   APPENDIX A
DESCRIPTIONS OF BOND RATINGS

         Description of Standard and Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service LP ("Fitch") ratings:

S&P's Ratings for Municipal Bonds

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA

         AAA is the highest rating assigned by S&P. An issuer's capacity to pay interest and repay the principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

                                        A

         Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

                                       BBB

         Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                    BB and B

         Debt rated BB and B (as well as debt rated CCC, C and C) is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation within this category, B represents a somewhat higher degree of speculation and C represents the highest degree of speculation of these ratings.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal repayments.

         Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

                                       C1

         The rating C1 is reserved for income bonds on which no interest is being paid.

                                        D

         Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                              Plus (+) or Minus (-)

         The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                       NR

         Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P Ratings for Municipal Notes

                                      SP-1

         The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

         The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

         Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                                       Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

         Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

         Bonds which are rated Caa are considered of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

         Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

         Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     Unrated

         When no rating has been assigned or when a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.


Moody's Ratings for Municipal Notes

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG, may also be assigned an issue having a demand feature. The municipal obligations bearing the designation MIG 1/VMIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. The municipal obligations bearing the designation are ample although not so large as in the preceding group.

                             Description of S&P A-1+
                                       and
                          A-1 Commercial Paper Ratings

         The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must possess overwhelming safety characteristics regarding timely payment. Commercial paper rated A-1 must have a degree of safety that is either overwhelming or very strong.

                                 Description of
                     Moody's Prime-1 Commercial Paper Rating

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch's Ratings for Municipal Bonds

         Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

                                       AAA

         Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

         Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

                                        A

         Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

         Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

                                       BB

         Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

                                        B

         Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirement, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

         Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

         Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

         Bonds are in imminent default in payment of interest or principal.

                                  DDD, DD and D

         Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

                                Plus(+) Minus(-)

         Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

                                       NR

         Indicates that Fitch does not rate the specific issue.




                                   APPENDIX B
                        GENERAL CHARACTERISTICS AND RISKS
                             OF OPTIONS AND FUTURES

         GENERAL. As described in the Prospectus under "Investment Objectives and Policies -- Options and Futures," the Fund may purchase and sell options on the securities in which it may invest and the Fund may purchase and sell options on futures contracts (as defined below) and may purchase and sell futures contracts. The Fund intends to engage in such transactions if it appears advantageous to Voyageur to do so in order to pursue the Fund's investment objective, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets. The Fund will engage in hedging and risk management transactions from time to time in Voyageur's discretion, and may not necessarily be engaging in such transactions when movements in interest rates that could affect the value of the assets of the Fund occur.

         Conditions in the securities, futures and options markets will determine whether and in what circumstances the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC") and the federal tax requirements applicable to regulated investment companies. Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Fund does not intend to engage in such practices to a significant extent.

         The use of futures and options, and the possible benefits and attendant risks, are discussed below.

          FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or contracts based on financial indices including any index of securities in which the Fund may invest. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period. The Fund may also purchase and sell (write) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

         Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Fund will have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. The Fund may incur brokerage fees when it purchases or sells futures contracts.

         At the time a futures contract is purchased or sold, the Fund must deposit in a custodial account cash or securities as a good faith deposit payment (known as "initial margin"). It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately 1.5% to approximately 5% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily in a process known as "marking to market." If the market value of the futures contract has changed, the Fund will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract. These additional deposits or credits are calculated and required on a daily basis and are known as "variation margin."

         There may be an imperfect correlation between movements in prices of the futures contract the Fund purchases or sells and the portfolio securities being hedged. In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions. Specifically, temporary price distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the comparatively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market. Because price distortions may occur in the futures market and because movements in the prices of securities may not correlate precisely with movements in the prices of futures contracts, even if Voyageur correctly forecasts market trends the Fund's hedging strategy may not be successful. If this should occur, the Fund could lose money on the futures contracts and also on the value of its portfolio securities.

         Although the Fund believes that the use of futures contracts and options thereon will benefit it, if Voyageur's judgment about the general direction of securities prices or interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if the Fund seeks to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, the Fund may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

         OPTIONS ON SECURITIES. The Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options. The Fund may write call options only if the call option is "covered." A call option written by the Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes. The Fund may write put options only if the put option is "secured." A put option written by the Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of a put option, in eligible securities.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         The Fund may purchase and sell options that are exchange-traded or that are traded over-the-counter ("OTC options"). Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         Although the Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund.

         REGULATORY RESTRICTIONS. To the extent required to comply with applicable SEC releases and staff positions, when entering into futures contracts or certain option transactions, such as writing a put option, the Fund will maintain, in a segregated account, cash or liquid high-grade securities equal to the value of such contracts. Compliance with such segregation requirements may restrict the Funds' ability to invest in intermediate- and long-term Municipal Obligations.

         The Fund intends to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that futures and options positions be used (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation.

         ACCOUNTING CONSIDERATIONS. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability subsequently is marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and subsequently is adjusted to the current market value of the option.

         In the case of a regulated futures contract purchased or sold by the Fund. an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset subsequently is adjusted to reflected changes in the amount of the deposit as well as changes in the value of the contract.




                                     PART C
                                OTHER INFORMATION

                           VOYAGEUR MUTUAL FUNDS, INC.
                        (VOYAGEUR ARIZONA TAX FREE FUND,
                       VOYAGEUR CALIFORNIA TAX FREE FUND,
                          VOYAGEUR IDAHO TAX FREE FUND,
                        VOYAGEUR NATIONAL TAX FREE FUND,
                          VOYAGEUR IOWA TAX FREE FUND,
                      VOYAGEUR WISCONSIN TAX FREE FUND AND
                        VOYAGEUR NEW YORK TAX FREE FUND)


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS:

         Included in Part A:

         1.       Fees and Expenses
         2.       Financial Highlights

         Included in Part B: None

(b)      EXHIBITS

         1.1 Articles of Incorporation of Voyageur Mutual Funds, Inc., dated April 14, 1993, incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A.

         1.2 Certificate of Designation of Class B Common Shares of Series B and Class B Common Shares of Series C and Class B Common Shares of Series E and Series F Common Shares and Series G Common Shares and Series H Common Shares of Voyageur Mutual Funds, Inc., dated February 27, 1995, incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A.

         1.3 Certificate of Designation of Class A and C Common Shares of Series B and Class A and C Common Shares of Series C of Voyageur Mutual Funds, Inc., dated November 30, 1994, incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A.

         1.4 Certificate of Designation of Series E Common Shares of Voyageur Mutual Funds, Inc., dated November 30, 1994, incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A.

         2. Bylaws of Voyageur Mutual Funds, Inc as amended by the Board of Directors on May 14, 1996, filed as an exhibit to Post-Effective Amendment No. 10 to Registrant's Form N1-A on May 31, 1996, and incorporated herein by reference.

         3.       Not Applicable

         4. Specimen Security for company incorporated under the laws of the State of Minnesota, incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A.

         5. Investment Advisory Agreement , dated November 1, 1993, incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed November 12, 1996.

         6.1 Distribution Agreement dated March 1, 1995, incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A filed November 20, 1996.

         6.2 Form of Dealer Sales Agreement, incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed April 30, 1996.

         6.3 Form of Bank Agreement, incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed April 30, 1996.

         7.       Not Applicable.

         8. Custodian Agreement dated August 27, 1993, incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed November 12, 1996.

         9. Administrative Services Agreement dated October 27, 1994, incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed November 12, 1996.

         10. Opinion and Consent of Dorsey & Whitney, filed as an Exhibit to Pre-Effective Amendment No.1 to Form N-1A on August 27, 1993, File No.33-63238, and incorporated herein by reference.

         11. Consent of KPMG Peat Marwick LLP, dated April 28, 1997, filed as an exhibit hereto.

         12. Financial Statements contained in the Annual Report to Shareholders for fiscal year end December 31, 1996, filed pursuant to Rule 30d-1 of the Investment Company Act of 1940, incorporated herein by reference.

         13. Letter of Investment Intent, filed as an Exhibit to Pre-Effective Amendment No. 1 to Form N- 1A on August 27, 1993, File No 33-63238, and incorporated herein by reference.

         14.      Not Applicable.

         15. Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A.

         16. Schedule for Computation of Performance Data, incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A.

         17 Power of Attorney, dated January 24, 1995, incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed April 30, 1996.

         18. Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A.

Item 25.  Persons Controlled by or Under Common Control with Registrant

         Voyageur serves as investment manager to the following closed-end and open-end management investment companies:

                 CLOSED-END INVESTMENT COMPANIES

        Voyageur Arizona Municipal Income Fund, Inc.
        Voyageur Colorado Insured Municipal Income Fund, Inc.
        Voyageur Florida Insured Municipal Income Fund
        Voyageur Minnesota Municipal Income Fund, Inc.
        Voyageur Minnesota Municipal Income Fund II, Inc.
        Voyageur Minnesota Municipal Income Fund III, Inc.

                 OPEN-END INVESTMENT COMPANIES AND SERIES THEREOF

        Voyageur Funds, Inc.
                 Voyageur U.S. Government Securities Fund
                 Voyageur Financial Institutions Short Duration Portfolio Voyageur Financial Institutions Intermediate Duration Portfolio Voyageur Financial Institutions Core Portfolio

        Voyageur Insured Funds, Inc.
                 Voyageur Minnesota Insured Fund
                 Voyageur Arizona Insured Tax Free Fund
                 Voyageur National Insured Tax Free Fund
                 Voyageur Colorado Insured Tax Free Fund

        Voyageur Intermediate Tax Free Funds, Inc.
                 Voyageur Minnesota Limited Term Tax Free Fund Voyageur National Limited Term Tax Free Fund Voyageur Arizona Limited Term Tax Free Fund Voyageur Colorado Limited Term Tax Free Fund Voyageur California Limited Term Tax Free Fund

        Voyageur Investment Trust
                 Voyageur California Insured Tax Free Fund
                 Voyageur Florida Insured Tax Free Fund
                 Voyageur Kansas Tax Free Fund
                 Voyageur Missouri Insured Tax Free Fund
                 Voyageur New Mexico Tax Free Fund
                 Voyageur Oregon Insured Tax Free Fund
                 Voyageur Utah Tax Free Fund
                 Voyageur Washington Insured Tax Free Fund
                 Voyageur Florida Tax Free Fund

        Voyageur Investment Trust II
                 Voyageur Florida Limited Term Tax Free Fund

        Voyageur Tax Free Funds, Inc.
                 Voyageur Minnesota Tax Free Fund
                 Voyageur North Dakota Tax Free Fund

        Voyageur Mutual Funds, Inc.
                 Voyageur Iowa Tax Free Fund
                 Voyageur Wisconsin Tax Free Fund
                 Voyageur Idaho Tax Free Fund
                 Voyageur Arizona Tax Free Fund
                 Voyageur California Tax Free Fund
                 Voyageur National Tax Free Fund

        Voyageur Mutual Funds II, Inc.
                 Voyageur Colorado Tax Free Fund

        Voyageur Mutual Funds III , Inc.
                 Voyageur Growth Stock Fund
                 Voyageur International Equity Fund
                 Voyageur Aggressive Growth Fund
                 Voyageur Growth and Income Fund
                 Voyageur Tax Efficient Equity Fund

        VAM Institutional Funds, Inc.
                 Short Government Agency Fund
                 Intermediate Government Agency Fund
                 Government Mortgage Fund
                 Short Duration Total Return Fund
                 Intermediate Duration Total Return Fund
                 Intermediate Municipal Fund

Item 26.  Number of Holders of Securities

         The following sets forth the number of holders of shares of each class and series (then in existence) of each Registrant as of March 31, 1997.

                                           Class A        Class B       Class C
                                           Common         Common        Common
                Name of Fund               Shares         Shares        Shares
                ------------               ------         ------        ------

Voyageur Iowa Tax Free Fund                 1,699           51              32
Voyageur Wisconsin Tax Free Fund              806           46              21
Voyageur Idaho Tax Free Fund                  516          129              40
Voyageur California Tax Free Fund              30           21               3
Voyageur Arizona Tax Free Fund                127           73               2
Voyageur National Tax Free Fund                70           18               3
Voyageur New York Tax Free Fund               480           14               3


Item 27.  Indemnification

         The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person: (i) has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; (ii) acted in good faith; (iii) received no improper personal benefit; (iv) complied with the Minnesota Statute dealing with directors' conflicts of interest, if applicable;
(v) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (vi) reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions (or otherwise), the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         No indemnification will be made in violation of the 1940 Act and the rules, regulations and releases thereunder.

Item 28.  Business and Other Connections of Investment Adviser

         The name and principal occupations(s) during the past two fiscal years of each director and officer of the Adviser are set forth below. The business address of each is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.


NAME AND ADDRESS     POSITION WITH ADVISER      PRINCIPAL OCCUPATION(S)
----------------     ---------------------      -----------------------

Michael E. Dougherty     Chairman            Chairman of the Board, President
                                             and Chief Executive Officer of
                                             Dougherty Financial Group, Inc.
                                             ("DFG") and Chairman of Voyageur
                                             and the Underwriter.

John G. Taft             Director and        See biographical information in
                         President           Part B of the Registration
                                             Statement.

Jane M. Wyatt            Director and        See biographical information in
                         Chief Investment    Part B of the Registration
                         Officer             Statement.

Edward J. Kohler         Director and        Director and Executive Vice
                         Executive Vice      President of the Voyageur and
                         President           Director of the Underwriter since
                                             1995; previously, President and
                                             Director of Piper Capital
                                             Management Incorporated from 1985
                                             to 1995.

Kenneth R. Larsen        Treasurer           See biographical information in
                                             Part B of the Registration
                                             Statement.

Thomas J. Abood          General Counsel     See biographical information in
                         and Senior Vice     Part B of the Registration
                         President           Statement.

Steven P. Eldredge       Senior Vice         See biographical information in
                         President           Part B of the Registration
                                             Statement.


         Information on the business of Registrant's Adviser is contained in the section of the Prospectus entitled "Management" and in the section of the Statement of Additional Information entitled "The Investment Adviser and Underwriter" filed as part of this Registration Statement.

Item 29.  Principal Underwriters

         (a) Voyageur Fund Distributors, Inc., the underwriter of the Registrant's shares, is principal underwriter for the shares of Voyageur Tax Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Intermediate Tax Free Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc. and VAM Institutional Funds, Inc., affiliated open-end management investment companies.

         (b) The directors of the Underwriter are the same as the directors of the Adviser as set forth above in Item 28. The executive officers of the Underwriter (who are also not directors of the Adviser) and the positions of these individuals with respect to the Registrant are:

                           POSITIONS AND OFFICES        POSITIONS AND OFFICES
NAME                         WITH UNDERWRITER             WITH REGISTRANTS
----                         ----------------             ----------------
Michael E. Dougherty           Chairman                       None
Steven B. Johansen             Secretary                      None
Kenneth R. Larsen              Treasurer                      Treasurer
Thomas J. Abood                General Counsel                Secretary

The address of each of the executive officers is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

         (c) Not applicable.

Item 30.  Location of Accounts and Records

         The custodian for the Registrant is Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55402. The dividend disbursing, administrative and accounting services agent of the Registrant is Voyageur Fund Managers, Inc. The address of Voyageur Fund Managers, Inc. and the Registrant is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

Item 31.  Management Services

         Not applicable.

Item 32.  Undertakings

         (a) Not applicable.

         (b) Not applicable.

         (c) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report of such series, and such Annual Report will be furnished without charge.



                                     PART C

                           VOYAGEUR MUTUAL FUNDS, INC.
               (VOYAGEUR MINNESOTA HIGH YIELD MUNICIPAL BOND FUND) (VOYAGEUR NATIONAL HIGH YIELD MUNICIPAL BOND FUND)
                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS:

         Included in Part A:  Financial Highlights
         Included in Part B: None

(b)      EXHIBITS

         1. Articles of Incorporation of Voyageur Mutual Funds, Inc., dated April 14, 1993, filed as an Exhibit to Post-Effective Amendment Nos. 8 and 9 to Form N-1A, on April 30, 1996, File Nos. 33-63238 and 811-7742 respectively, and incorporated herein by reference.
         1.2 Certificate of Designation of Series I, filed as an exhibit to Registrant's Post-Effective Amendment No. 10 to Form N-1A on May 31, 1996 and incorporated herein by reference.
         1.3 Certificate of Designation of Series K filed as an exhibit to Registrant's Post-Effective Amendment No. 14 to Form N-1A on November 12, 1996 and incorporated herein by reference.
         1.4 Certificate of Designation of Series J, filed as an exhibit to Registrant's Post-Effective Amendment No. 15 to Form N1-A on November 20, 1996 and incorporated herein by reference.
         2. Bylaws of Voyageur Mutual Funds, Inc as amended by the Board of Directors on May 14, 1996, filed as an exhibit to Registrant's Post-Effective Amendment No. 10 to Form N-1A on May 31, 1996 and incorporated herein by reference.
         3.       Not Applicable
         4. Specimen Security for company incorporated under the laws of the State of Minnesota, filed as an Exhibit to Post-Effective Amendment Nos. 8 and 9 to Form N-1A, on April 30, 1996, File Nos. 33-63238 and 811-7742 respectively, and incorporated herein by reference.
         5. Investment Advisory Agreement , dated November 1, 1993, filed as an exhibit to Registrant's Post-Effective Amendment No. 14 to Form N-1A on November 12, 1996 and incorporated herein by reference.
         6.1 Distribution Agreement, filed as an exhibit to Registrant's Post-Effective Amendment No. 15 to Form N-1A on November 20, 1996 and incorporated herein by reference.
         6.2 Form of Dealer Sales Agreement, filed as an Exhibit to Post-Effective Amendment Nos. 8 and 9 to Form N-1A, on April 30, 1996, File Nos. 33-63238 and 811-7742 respectively, and incorporated herein by reference.
         6.3 Form of Bank Agreement, filed as an Exhibit to Post-Effective Amendment Nos. 8 and 9 to Form N-1A, on April 30, 1996, File Nos. 33-63238 and 811-7742 respectively, and incorporated herein by reference.
         7.       Not Applicable.
         8. Custodian Agreement effective August 27, 1993, filed as an exhibit to Registrant's Post-Effective Amendment No. 14 to Form N-1A on November 12, 1996 and incorporated herein by reference.
         9. Administrative Services Agreement dated October 27, 1994, filed as an exhibit to Registrant's Post-Effective Amendment No. 14 to Form N-1A on November 12, 1996 and incorporated herein by reference.
         10. Opinion and Consent of Dorsey & Whitney, filed as an Exhibit to Pre-Effective Amendment No.1 to Form N-1A on August 27, 1993, File No.33-63238, and incorporated herein by reference.
         10.1 Opinion and Consent of Dorsey & Whitney LLP, with respect to the registration of Voyageur Minnesota High Yield Municipal Bond Fund, Series I, Class A, B, and C shares, filed as an exhibit to Registrant's Post-Effective Amendment No. 10 to Form N-1A on June 3, 1996 and incorporated herein by reference.
         10.2 Opinion and consent of Dorsey & Whitney LLP with respect to the registration of Series J, Class A, B and C shares, filed as an exhibit to Registrant's Post-Effective Amendment No. 15 to Form N-1A on November 20, 1996 and incorporated herein by reference.
         10.3 Opinion and consent of Dorsey & Whitney LLP with respect to the registration of Series K, Class A, B and C shares, filed as an exhibit to Registrant's Post-Effective Amendment No. 14 to Form N1-A on November 12, 1996 and incorporated herein by reference.
         11.      Consent of KPMG Peat Marwick.*
         12.      Not Applicable.
         13. Letter of Investment Intent, filed as an Exhibit to Pre-Effective Amendment No. 1 to Form N-1A on August 27, 1993, File No 33-63238, and incorporated herein by reference.
         14.      Not Applicable.
         15. Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed as an exhibit to Registrant's Post-Effective Amendment No. 14 to Form N-1A on November 12, 1996 and incorporated herein by reference.
         16. Schedule for Computation of Performance Data, filed as an exhibit to Registrant's Post-Effective Amendment No. 10 to Form N-1A on June 3, 1996 and incorporated herein by reference.
         17. Power of Attorney, dated January 24, 1995, filed as an Exhibit to Post-Effective Amendment Nos. 8 and 9 to Form N-1A, File Nos. 33-63238 and 811-7742 respectively, and incorporated herein by reference.
         18. Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed as an Exhibit to Post-Effective Amendment Nos. 8 and 9 to Form N-1A, File Nos. 33-63238 and 811-7742
                  respectively, and incorporated herein by reference.

         *        Filed herewith.

Item 25.  Persons Controlled by or Under Common Control with Registrant

         Voyageur serves as investment manager to the following closed-end and open-end management investment companies:

         CLOSED-END INVESTMENT COMPANIES
         Voyageur Arizona Municipal Income Fund, Inc.
         Voyageur Colorado Insured Municipal Income Fund, Inc.
         Voyageur Florida Insured Municipal Income Fund
         Voyageur Minnesota Municipal Income Fund, Inc.
         Voyageur Minnesota Municipal Income Fund  II, Inc.
         Voyageur Minnesota Municipal Income Fund  III, Inc.

         OPEN-END INVESTMENT COMPANIES AND SERIES THEREOF Voyageur Funds, Inc.
                  Voyageur U.S. Government Securities Fund
                  VFI Short Duration Portfolio
                  VFI Intermediate Duration Portfolio
                  VFI Core Portfolio
         Voyageur Insured Funds, Inc.
                  Voyageur Minnesota Insured Fund
                  Voyageur Arizona Insured Tax Free Fund
                  Voyageur National Insured Tax Free Fund
                  Voyageur Colorado Insured Tax Free Fund
         Voyageur Intermediate Tax Free Funds, Inc.
                  Voyageur Minnesota Limited Term Tax Free Fund
                  Voyageur National Limited Term Tax Free Fund
                  Voyageur Arizona Limited Term Tax Free Fund
                  Voyageur Colorado Limited Term Tax Free Fund
                  Voyageur California Limited Term Tax Free Fund
         Voyageur Investment Trust
                  Voyageur Florida Insured Tax Free Fund
                  Voyageur California Insured Tax Free Fund
                  Voyageur Kansas Tax Free Fund
                  Voyageur Missouri Insured Tax Free Fund
                  Voyageur New Mexico Tax Free Fund
                  Voyageur Oregon Insured Tax Free Fund
                  Voyageur Utah Tax Free Fund
                  Voyageur Washington Insured Tax Free Fund
                  Voyageur Florida Tax Free Fund
         Voyageur Investment Trust II
                  Voyageur Florida Limited Term Tax Free Fund
                  Voyageur Tax Free Funds, Inc.
                  Voyageur Minnesota Tax Free Fund
                  Voyageur North Dakota Tax Free Fund
         Voyageur Mutual Funds, Inc.
                  Voyageur Iowa Tax Free Fund
                  Voyageur Wisconsin Tax Free Fund
                  Voyageur Idaho Tax Free Fund
                  Voyageur Arizona Tax Free Fund
                  Voyageur California Tax Free Fund
                  Voyageur National Tax Free Fund
                  Voyageur National Yield Municipal Bond Fund
                  Voyageur New York Tax Free Fund
                  Voyageur Minnesota High Yield Municipal Bond Fund
         Voyageur Mutual Funds II, Inc.
                  Voyageur Colorado Tax Free Fund
         Voyageur Mutual Funds III , Inc.
                  Voyageur Growth Stock Fund
                  Voyageur International Equity Fund
                  Voyageur Aggressive Growth Fund
                  Voyageur Growth and Income Fund
                  Voyageur Tax Efficient Equity Fund
         VAM Institutional Funds, Inc.
                  VAM Short Government Agency Fund
                  VAM Intermediate Government Agency Fund
                  VAM Government Mortgage Fund
                  VAM Short Duration Total Return Fund
                  VAM Intermediate Duration Total Return Fund
                  VAM Intermediate Municipal Fund

Item 26.  Number of Holders of Securities

         As of March 31, 1997, the number of shareholders of the Fund's shares were as follows:

                                                              Class A    Class B    Class C
         Voyageur Minnesota High Yield Municipal Bond Fund    269        128        44
         Voyageur National High Yield Municipal Bond Fund     1087       10         0

Item 27.  Indemnification

         The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

         The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director's eligibility to be indemnified.

         In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification has (a) not received indemnification for the same conduct from any other party or organization; (b) acted in good faith; (c) received no improper personal benefit; (d) in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful; (e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (I) of the Investment Company Act of 1940).

         If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys' fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under
Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).

Item 28.  Business and Other Connections of Investment Adviser

         The name and principal occupation(s) during the past two fiscal years of each director and the executive officers of the Adviser are set forth below. The business address of each is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402, except that the principal business address of Mr. McCullagh is 717 Seventeenth Street, Denver, Colorado 80202.


NAME AND ADDRESS                POSITION WITH ADVISER          PRINCIPAL OCCUPATION(S)
----------------                ---------------------          -----------------------
Michael E. Dougherty            Chairman                        Chairman of the Board, President and Chief
                                                                Executive Officer of Dougherty Financial Group,
                                                                Inc. ("DFG") and Chairman of Voyageur and the
                                                                Underwriter.

John G. Taft                    Director and President          See biographical information in Part B of the
                                                                Registration Statement.

Jane M. Wyatt                   Director and Chief              See biographical information in Part B of the
                                Investment Officer              Registration Statement.

Edward J. Kohler                Director and Executive          Director and Executive Vice President of the
                                Vice President                  Adviser and Director of the Underwriter since
                                                                1995; previously, President and Director of Piper
                                                                Capital Management Incorporated from 1985 to
                                                                1995.

Thomas J. Abood                 Senior Vice President           See biographical information in Part B of the
                                and General Counsel             Registration Statement.

Kenneth R. Larsen               Treasurer                       See biographical information in Part B of the
                                                                Registration Statement.

Steven P. Eldredge              Senior Vice President           See biographical information in Part B of the
                                                                Registration Statement.


         Information on the business of Registrant's Adviser is contained in the section of the Prospectus entitled "Management" and in the section of the Statement of Additional Information entitled "The Investment Adviser and Underwriter" filed as part of this Registration Statement.

Item 29.  Principal Underwriters

         (a) Voyageur Fund Distributors, Inc., the underwriter of the Registrant's shares, is principal underwriter for the shares of Voyageur Tax Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Intermediate Tax Free Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc. and VAM Institutional Funds, Inc., affiliated open-end management investment companies.

         (b) The directors of the Underwriter are the same as the directors of the Adviser as set forth above in Item 28). The executive officers of the Underwriter (who are also not directors of the Underwriter) and the positions of these individuals with respect to the Registrant are:

                            POSITIONS AND OFFICES                POSITIONS AND OFFICES
NAME                           WITH UNDERWRITER                     WITH REGISTRANT
----                        ----------------------               ---------------------
Michael E. Dougherty        Chairman                             None
Steven B. Johansen          Secretary and Chief Financial        None
                              Officer
Kenneth R. Larsen           Treasurer                            Treasurer
Thomas J. Abood             Senior Vice President and
                              General Counsel                    Secretary

The address of each of the executive officers is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

         (c)  Not applicable.

Item 30.  Location of Accounts and Records

         The custodian for Registrant is Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55402. The dividend disbursing, administrative and accounting services agent of Registrant is Voyageur Fund Managers, Inc. The address of Voyageur Fund Managers, Inc. and the Registrant is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

         (a)  Not applicable.

         (b) Not applicable.

         (c) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report of such series, and such Annual Report will be furnished without charge.




                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of April 1997.

                                       VOYAGEUR MUTUAL FUNDS, INC.



                                       By /s/ John G. Taft
                                          John G. Taft, President


       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                     Title                            Date
---------                     -----                            ----

/s/ John G. Taft              President (Principal             April 28, 1997
John G. Taft                  Executive Officer)

/s/ Kenneth R. Larsen         Treasurer (Principal             April 28, 1997
Kenneth R. Larsen             Financial and Accounting
                              Officer)

James W. Nelson*              Director

Clarence G. Frame*            Director

Robert J. Odegard*            Director

Richard F. McNamara*          Director

Thomas F. Madison *           Director




*/s/ Thomas J. Abood          Attorney-in-Fact                 April 28, 1997
Thomas J. Abood